Exhibit C

2	NORMAS LEGALES	Martes 6 de diciembre de 2022	/

LEY Nº 31638

EL PRESIDENTE DE LA REPÚBLICA

POR CUANTO:

EL CONGRESO DE LA REPÚBLICA;

Ha dado la Ley siguiente:

LEY DE PRESUPUESTO DEL SECTOR PÚBLICO

PARA EL AÑO FISCAL 2023

CAPÍTULO I

APROBACIÓN DEL PRESUPUESTO DEL SECTOR PÚBLICO

Artículo 1.- Presupuesto Anual de Gastos para el Año Fiscal 2023

1.1

Apruébase el Presupuesto Anual de Gastos para el Año Fiscal 2023 por el monto de S/ 214 790 274 052,00 (DOSCIENTOS CATORCE MIL SETECIENTOS NOVENTA MILLONES DOSCIENTOS SETENTA Y CUATRO MIL CINCUENTA Y DOS Y 00/100 SOLES), que comprende los créditos presupuestarios máximos correspondientes a los pliegos presupuestarios del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, agrupados en Gobierno Central e instancias descentralizadas, conforme a la Constitución Política del Perú y de acuerdo con el detalle siguiente:

GOBIERNO CENTRAL	Soles
Correspondiente al Gobierno Nacional	141 122 476 787,00
Gasto corriente	84 794 853 653,00
Gasto de capital	33 128 461 449,00
Servicio de la deuda	23 199 161 685,00

INSTANCIAS DESCENTRALIZADAS	Soles
Correspondiente a los gobiernos regionales	43 870 800 509,00
Gasto corriente	31 038 426 968,00
Gasto de capital	12 526 605 713,00
Servicio de la deuda	305 767 828,00
Correspondiente a los gobiernos locales	29 796 996 756,00
Gasto corriente	15 193 406 717,00
Gasto de capital	14 155 260 594,00
Servicio de la deuda	448 329 445,00

TOTAL S/	214 790 274 052,00

1.2

Los créditos presupuestarios correspondientes al Gobierno Nacional, los gobiernos regionales y los gobiernos locales se detallan en los anexos que forman parte de la presente ley de acuerdo con lo siguiente:

DESCRIPCIÓN	ANEXO

Distribución del gasto del presupuesto del sector público por categoría y genérica del gasto.	1

Distribución del gasto del presupuesto del sector público por nivel de gobierno y genérica del gasto.	2

Distribución del gasto del presupuesto del sector público por nivel de gobierno y funciones.	3

Distribución del gasto del presupuesto del sector público por niveles de gobierno, pliegos y fuentes de financiamiento.	4

Distribución del gasto del presupuesto del sector público por pliegos del Gobierno Nacional a nivel de productos, proyectos y actividades.	5

Distribución del gasto del presupuesto del sector público por Gobierno Regional a nivel de productos, proyectos y actividades.	6

Distribución del gasto del presupuesto del sector público por gobiernos locales y genéricas del gasto.	7

Distribución del gasto del presupuesto del sector público por programas presupuestales y pliegos.	8

Financiamiento para asegurar la ejecución de inversiones que recibieron recursos en el marco de los artículos 13 y 14 de las Leyes 30693 y 30879, del artículo 15 de la Ley 30970, los artículos 14 y 15 del Decreto de Urgencia 014- 2019, el artículo 14 de la Ley 31084, el artículo 14 de la Ley 31365, el Decreto de Urgencia 070-2020, el Decreto de Urgencia 114-2020, el Decreto Supremo 117-2021-EF, el Decreto de Urgencia 102-2021, el Decreto Supremo 096-2022-EF, el Decreto Supremo 159-2022-EF, el Decreto Supremo 178-2022-EF, el Decreto Supremo 139-2022-EF, el Decreto Supremo 173-2022-EF, la Ley 31436 y la Ley 31538.

I

Financiamiento para las inversiones en materia de seguridad ciudadana en gobiernos locales.	II

Financiamiento para las inversiones priorizadas por la Comisión Multisectorial del FONDES.	III

Financiamiento para intervenciones del Plan Integral para la Reconstrucción con Cambios con cargo a los recursos FONDES.	IV

/	Martes 6 de diciembre de 2022	NORMAS LEGALES	3

1.3

Las subvenciones y cuotas internacionales a ser otorgadas durante el Año Fiscal 2023 por los pliegos presupuestarios están contenidas en los anexos de la presente ley: “A: Subvenciones para Personas Jurídicas - Año Fiscal 2023”, y “B: Cuotas Internacionales - Año Fiscal 2023” entre las que se incluyen las referidas en el numeral 69.3 del artículo 69 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

Los recursos a los que se refieren los Anexos A y B asignados en los pliegos presupuestarios, no pueden ser destinados bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en el presente numeral.

1.4

Durante el Año Fiscal 2023, previa evaluación y priorización por el Ministerio de Relaciones Exteriores, se puede modificar el Anexo B sin exceder el monto total por pliego señalado en dicho Anexo, mediante decreto supremo refrendado por el ministro de Relaciones Exteriores, lo que no comprende la inclusión de cuotas adicionales a las contempladas en el referido Anexo. En la referida modificación del Anexo B es posible exceder el monto total por pliego, en los casos de incremento de la cuota por efecto del diferencial cambiario o modificación del monto de la cuota de los organismos internacionales no financieros de los cuales el Perú es país miembro. Las cuotas internacionales no contempladas en el citado Anexo B se aprueban de acuerdo a la formalidad prevista en el numeral 69.2 del artículo 69 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, y se financian con cargo al presupuesto institucional del pliego respectivo, sin demandar recursos adicionales al Tesoro Público.

Artículo 2.- Recursos que financian el Presupuesto del Sector Público para el Año Fiscal 2023

Los recursos que financian el Presupuesto del Sector Público para el Año Fiscal 2023 se estiman por fuentes de financiamiento, por el monto total de S/ 214 790 274 052,00 (DOSCIENTOS CATORCE MIL SETECIENTOS NOVENTA MILLONES DOSCIENTOS SETENTA Y CUATRO MIL CINCUENTA Y DOS Y 00/100 SOLES), conforme al siguiente detalle:

Fuentes de financiamiento	Soles
Recursos ordinarios	141 498 059 557,00
Recursos directamente recaudados	5 631 457 972,00
Recursos por operaciones oficiales de crédito	28 276 774 215,00
Donaciones y transferencias	296 708 483,00
Recursos determinados	39 087 273 825,00

TOTAL S/	214 790 274 052,00

CAPÍTULO II

NORMAS PARA LA GESTIÓN PRESUPUESTARIA SUBCAPÍTULO I

DISPOSICIONES GENERALES

Artículo 3.- Alcance

Las disposiciones contenidas en el presente capítulo son de obligatorio cumplimiento por las entidades integrantes de los Poderes Legislativo, Ejecutivo y Judicial; Ministerio Público; Jurado Nacional de Elecciones; Oficina Nacional de Procesos Electorales; Registro Nacional de Identificación y Estado Civil; Contraloría General de la República; Junta Nacional de Justicia; Defensoría del Pueblo; Tribunal Constitucional; universidades públicas; y demás entidades y organismos que cuenten con un crédito presupuestario aprobado en la presente ley. Asimismo, son de obligatorio cumplimiento por los gobiernos regionales, y los gobiernos locales y sus respectivos organismos públicos.

Artículo 4.- Acciones administrativas en la ejecución del gasto público

4.1

Las entidades públicas sujetan la ejecución de sus gastos a los créditos presupuestarios autorizados en la presente ley y en el marco del inciso 1 del numeral 2.1 del artículo 2 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

4.2

Todo acto administrativo, acto de administración o las resoluciones administrativas que autoricen gastos no son eficaces si no cuentan con el crédito presupuestario correspondiente en el presupuesto institucional o condicionan la misma a la asignación de mayores créditos presupuestarios, bajo exclusiva responsabilidad del titular de la entidad, así como del jefe de la Oficina de Presupuesto y del jefe de la Oficina de Administración, o los que hagan sus veces, en el marco de lo establecido en el Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

Artículo 5.- Control del gasto público

5.1

Los titulares de las entidades públicas, el jefe de la Oficina de Presupuesto y el jefe de la Oficina de Administración, o los que hagan sus veces en el pliego presupuestario, son responsables de la debida aplicación de lo dispuesto en la presente ley, en el marco del Principio de Legalidad, recogido en el numeral 1.1 del Artículo IV del Título Preliminar de la Ley 27444, Ley del Procedimiento Administrativo General. Corresponde al titular de pliego efectuar la gestión presupuestaria, en las fases de programación, formulación, aprobación, ejecución y evaluación, y el control del gasto, en el marco de lo establecido en el inciso 1 del numeral 7.3 del artículo 7 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

4	NORMAS LEGALES	Martes 6 de diciembre de 2022	/

5.2

La Contraloría General de la República verifica el cumplimiento de lo dispuesto en la presente ley y las demás disposiciones vinculadas al gasto público en concordancia con el artículo 82 de la Constitución Política del Perú. Asimismo, y bajo responsabilidad, para el gasto ejecutado mediante el presupuesto por resultados, debe verificar su cumplimiento bajo esta estrategia. El resultado de las acciones efectuadas en cumplimiento de lo establecido en el presente numeral, es informado a la Comisión de Presupuesto y Cuenta General de la República del Congreso de la República, dentro de los quince días de vencido cada semestre.

SUBCAPÍTULO II

GASTO EN INGRESOS DEL PERSONAL

Artículo 6.- Ingresos del personal

Se prohíbe en las entidades del Gobierno Nacional, gobiernos regionales, gobiernos locales, Ministerio Público, Jurado Nacional de Elecciones, Oficina Nacional de Procesos Electorales, Registro Nacional de Identificación y Estado Civil, Contraloría General de la República, Junta Nacional de Justicia, Defensoría del Pueblo, Tribunal Constitucional, universidades públicas, y demás entidades y organismos que cuenten con un crédito presupuestario aprobado en la presente ley, el reajuste o incremento de remuneraciones, bonificaciones, beneficios, dietas, asignaciones, retribuciones, estímulos, incentivos, compensaciones económicas y conceptos de cualquier naturaleza, cualquiera sea su forma, modalidad, periodicidad y fuente de financiamiento. Asimismo, queda prohibida la aprobación de nuevas bonificaciones, beneficios, asignaciones, incentivos, estímulos, retribuciones, dietas, compensaciones económicas y conceptos de cualquier naturaleza con las mismas características señaladas anteriormente. Los arbitrajes en materia laboral se sujetan a las limitaciones legales establecidas por la presente norma y disposiciones legales vigentes. La prohibición incluye el incremento de remuneraciones que pudiera efectuarse dentro del rango o tope fijado para cada cargo en las escalas remunerativas respectivas.

Artículo 7.- Aguinaldos, gratificaciones y escolaridad

7.1

Los funcionarios y servidores nombrados y contratados bajo el régimen laboral del Decreto Legislativo 276, la Ley 29944 y la Ley 30512; los docentes universitarios a los que se refiere la Ley 30220; el personal de la salud al que se refiere el numeral 3.2 del artículo 3 del Decreto Legislativo 1153; los obreros permanentes y eventuales del Sector Público; el personal de las Fuerzas Armadas y de la Policía Nacional del Perú; y los pensionistas a cargo del Estado comprendidos en los regímenes de la Ley 15117, los Decretos Leyes 19846 y 20530, el Decreto Supremo 051-88-PCM y la Ley 28091, perciben en el Año Fiscal 2023 los siguientes conceptos:

a)

Los aguinaldos por Fiestas Patrias y Navidad, que se incluyen en la planilla de pagos correspondiente a julio y diciembre, respectivamente, cuyos montos ascienden, cada uno, hasta la suma de S/ 300,00 (TRESCIENTOS Y 00/100 SOLES).

b)

La bonificación por escolaridad, que se incluye en la planilla de pagos correspondiente a enero y cuyo monto asciende hasta la suma de S/ 400,00 (CUATROCIENTOS Y 00/100 SOLES). Para el caso de los profesores contratados y auxiliares de educación contratados en el marco de la Ley 29944, Ley de Reforma Magisterial, el pago de la bonificación por escolaridad, cuyo monto corresponde al señalado en el presente literal, se incluye en la planilla de pagos del mes de junio.

7.2

Las entidades públicas que cuenten con personal del régimen laboral de la actividad privada se sujetan a lo establecido en la Ley 27735, Ley que regula el otorgamiento de las gratificaciones para los trabajadores del régimen de la actividad privada por Fiestas Patrias y Navidad, para el abono de las gratificaciones correspondientes por Fiestas Patrias y Navidad en julio y diciembre, respectivamente. Asimismo, otorgan la bonificación por escolaridad hasta por el monto señalado en el literal b) del numeral 7.1, salvo que, por disposición legal, vengan entregando un monto distinto al señalado en el citado literal.

7.3

Los trabajadores contratados bajo el Régimen Laboral Especial del Decreto Legislativo 1057, en el marco de la Ley 29849, perciben por concepto de aguinaldo por Fiestas Patrias y Navidad, que se incluyen en la planilla de pagos correspondiente a julio y diciembre, respectivamente, hasta el monto al que hace referencia el literal a) del numeral 7.1. Para tal efecto, dichos trabajadores deben estar registrados en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas.

SUBCAPÍTULO III

MEDIDAS DE AUSTERIDAD, DISCIPLINA Y CALIDAD EN EL GASTO PÚBLICO

Artículo 8.- Medidas en materia de personal

8.1	Se prohíbe la incorporación del personal en el Sector Público por servicios personales y el nombramiento, salvo en los supuestos siguientes:

a)

La designación en cargos de confianza y de directivos superiores de libre designación y remoción, conforme a los documentos de gestión de la entidad, a la Ley 28175, Ley Marco del Empleo Público, y demás normativa sobre la materia, en tanto se implemente la Ley 30057, Ley del Servicio Civil, en las respectivas entidades.

b)

El nombramiento en plaza presupuestada cuando se trate de magistrados del Poder Judicial, fiscales del Ministerio Público, miembros de la Junta Nacional de Justicia, profesores del Magisterio Nacional, así como del personal egresado de las escuelas de las Fuerzas Armadas y la Policía Nacional del Perú y de la Academia Diplomática.

/	Martes 6 de diciembre de 2022	NORMAS LEGALES	5

c)

La contratación para el reemplazo por cese, para la suplencia temporal de los servidores del Sector Público, o para el ascenso o promoción del personal, en tanto se implemente la Ley 30057, Ley del Servicio Civil, en los casos que corresponda. En el caso de los reemplazos por cese del personal, este comprende al cese que se hubiese producido a partir del año 2021, debiéndose tomar en cuenta que el ingreso a la administración pública se efectúa necesariamente por concurso público de méritos y sujeto a los documentos de gestión respectivos. Las plazas vacantes para el reemplazo por cese del personal que no cuenten con el financiamiento correspondiente son eliminadas del Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas.

En el caso del ascenso o promoción del personal, las entidades deben tener en cuenta, previamente a la realización de dicha acción de personal, lo establecido en el literal b) de la Tercera Disposición Transitoria de la Ley 28411, Ley General del Sistema Nacional de Presupuesto. En el caso de suplencia de personal, una vez que se reincorpore el titular de la plaza, los contratos respectivos quedan resueltos automáticamente.

Lo establecido en el presente literal no autoriza a las entidades públicas para contratar o nombrar personal en nuevas plazas que pudieran crearse.

d)	El nombramiento en plaza presupuestada cuando se trate de docentes universitarios de las universidades públicas.

e)

La asignación de gerentes públicos, conforme a la correspondiente certificación de crédito presupuestario otorgada por la entidad de destino y de la Autoridad Nacional del Servicio Civil (SERVIR), con cargo al presupuesto institucional de dichos pliegos, y hasta la culminación del proceso de implementación de la Ley 30057, Ley del Servicio Civil, en las respectivas entidades.

f)	La contratación de plaza presupuestada de docentes universitarios en las universidades públicas.

g)	El nombramiento de los vocales y secretarios relatores del Tribunal Fiscal a los que se refiere el artículo 99 del Texto Único Ordenado del Código Tributario, aprobado por Decreto Supremo 133-2013-EF.

h)

La contratación temporal del profesorado en instituciones educativas públicas de educación básica y educación técnico-productiva, en el marco de la Ley 30328, Ley que establece medidas en materia educativa y dicta otras disposiciones, y sus dispositivos complementarios, la cual se efectúa en plazas vacantes codificadas en el Sistema de Administración y Control de Plazas Nexus o el que lo reemplace.

i)

La contratación temporal en plaza presupuestada de auxiliares de educación, conforme a lo establecido en la Ley 30493, Ley que regula la política remunerativa del auxiliar de educación en las instituciones educativas públicas, en el marco de la Ley 29944, Ley de Reforma Magisterial, y sus dispositivos complementarios, la cual se efectúa en plazas vacantes codificadas en el Sistema de Administración y Control de Plazas Nexus o el que lo reemplace.

j)

La contratación temporal de docentes en los institutos y escuelas de educación superior públicas comprendidos bajo el alcance de la Ley 30512, Ley de Institutos y Escuelas de Educación Superior y de la Carrera Pública de sus Docentes, y en las escuelas de educación superior artística públicas, la cual se efectúa en plazas vacantes codificadas en el Sistema de Administración y Control de Plazas Nexus o el que lo reemplace.

k)	El ingreso de personal por mandato de sentencias judiciales en calidad de cosa juzgada.

l)	La contratación temporal de Jueces Supernumerarios que no se encuentran en la carrera judicial y Fiscales Provisionales que no se encuentran en la carrera fiscal.

m)

La contratación temporal a que se refiere el artículo 84 de la Ley 30057, Ley del Servicio Civil, para las entidades que cuenten con Cuadro de Puestos de la Entidad (CPE) aprobado por la Autoridad Nacional del Servicio Civil (SERVIR) y bajo la aplicación de uno de los supuestos del artículo 178 y del artículo 202 del Reglamento General de la Ley 30057, Ley del Servicio Civil.

n)

El nombramiento de hasta el cien por ciento (100%) de los profesionales de la salud y de los técnicos y auxiliares asistenciales de la salud del Ministerio de Salud, sus organismos públicos y las unidades ejecutoras de salud de los gobiernos regionales y las Comunidades Locales de Administración en Salud (CLAS), a los que se refiere la Ley 30957, Ley que autoriza el nombramiento progresivo como mínimo del veinte por ciento (20%) de los profesionales de la salud, técnicos y auxiliares asistenciales de la salud que a la entrada en vigencia del Decreto Legislativo 1153 tuvieron vínculo laboral y fueron identificados en el marco de la Disposición Complementaria Final Nonagésima Octava de la Ley 30693, lo que incluye lo autorizado en el artículo 1 de la Ley 30957, en el literal n) del numeral 8.1 del artículo 8 del Decreto de Urgencia 014-2019, Decreto de Urgencia que aprueba el Presupuesto del Sector Público para el Año Fiscal 2020, y en el literal n) del numeral 8.1 del artículo 8 de la Ley 31084, Ley de Presupuesto del Sector Público para el Año Fiscal 2021, y el literal ñ del numeral 8.1 del artículo 8 y el literal b) del numeral 2 de la Centésima Quinta Disposición Complementaria Final de la Ley 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022.

ñ)

La contratación, bajo el régimen laboral de la actividad privada, de trabajadores obreros de limpieza pública, en las municipalidades provinciales y/o distritales en el marco de lo establecido en la Ley N° 31254, Ley que prohíbe la tercerización y toda forma de intermediación laboral de los servicios de limpieza pública y afines que prestan los obreros municipales.

8.2

Para la aplicación de los casos de excepción establecidos desde el literal a) hasta el literal ñ) del numeral precedente, salvo para lo establecido en los literales h), i) y j), es requisito que las plazas o puestos a ocupar se encuentren aprobados en el Cuadro de Asignación de Personal (CAP), en el Cuadro para Asignación de Personal Provisional (CAP Provisional) o en el Cuadro de Puestos de la Entidad (CPE) y en el Presupuesto Analítico de Personal (PAP), según corresponda, así como que las plazas o puestos a ocupar se encuentren registradas en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas, y que cuenten con la respectiva certificación del crédito presupuestario.

Para el caso de las plazas docentes a las que se refieren los literales h), i) y j) del numeral precedente, es requisito el Informe emitido por la Secretaría de Planificación Estratégica del Ministerio de Educación respecto del financiamiento de las plazas vacantes identificadas o de las nuevas plazas requeridas por la Dirección Técnica Normativa de Docentes, la Dirección General de Educación Técnico-Productiva y Superior Tecnológica y Artística, y la Dirección de Formación Inicial Docente del Viceministerio de Gestión Pedagógica, según las plazas codificadas en el Sistema de Administración y Control de Plazas Nexus o el que haga sus veces del

6	NORMAS LEGALES	Martes 6 de diciembre de 2022	/

Ministerio de Educación y su registro en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas. Para dicho registro el referido Informe debe ser remitido al Ministerio de Economía y Finanzas para el registro y actualización de todas las plazas docentes en el AIRHSP.

Asimismo, previamente a la convocatoria de los concursos públicos cuando estos correspondan, en los supuestos de excepción establecidos desde el literal a) hasta el literal n), se debe contar con el informe favorable de la Oficina General de Presupuesto de la entidad que financia el gasto, en el que se señale, entre otros aspectos, que dicha entidad cuenta con los créditos presupuestarios suficientes para financiar el referido gasto y su sostenibilidad en los años fiscales siguientes. Esta obligación resulta también aplicable al nombramiento de magistrados del Poder Judicial y de fiscales del Ministerio Público, a cargo de la Junta Nacional de Justicia, en cuyo caso se requiere informe favorable de la Oficina de Presupuesto del Poder Judicial y del Ministerio Público, respectivamente.

8.3

Se dispone, excepcionalmente, que para el caso de los Programas de Intervención Temprana (PRITE) de Educación Básica Especial públicos, la evaluación y validación de las necesidades de las plazas de docentes de dichos programas por parte del Ministerio de Educación, a que se refiere el literal h) del numeral 8.1, se efectúa sobre la base del padrón nominado de estudiantes remitido por los gobiernos regionales y validado por el Ministerio de Educación.

8.4

Se dispone, excepcionalmente, que para el caso de las instituciones educativas a las que se hace referencia en el literal j) del numeral 8.1 del presente artículo, la evaluación y validación de las necesidades de las nuevas plazas por parte del Ministerio de Educación a que se refiere el artículo 16 de la Ley 30281, Ley de Presupuesto del Sector Público para el Año Fiscal 2015, se efectúa sobre la base del padrón nominado de estudiantes registrados en el sistema de información que administre el Ministerio de Educación, o en su defecto, sobre la base del padrón nominado de estudiantes remitido por los gobiernos regionales, y validado por el Ministerio de Educación.

Asimismo, para el caso de la contratación temporal del profesorado y de auxiliares de educación, a los que refieren los literales h) e i) del numeral 8.1 del presente artículo, respectivamente, únicamente son habilitadas en el Sistema de Administración y Control de Plazas Nexus o el que haga sus veces del Ministerio de Educación, las plazas orgánicas y eventuales que valide el Ministerio de Educación, considerando los resultados del proceso de racionalización efectuado en el marco del ordenamiento territorial.

8.5	Las entidades públicas, independientemente del régimen laboral que las regule, no se encuentran autorizadas para efectuar gastos por concepto de horas extras.

Artículo 9.- Medidas en materia de modificaciones presupuestarias en el nivel funcional programático

9.1

A nivel de pliego, la Partida de Gasto 2.1.1 “Retribuciones y Complementos en Efectivo” no puede habilitar a otras partidas de gasto ni ser habilitada, salvo las habilitaciones que se realicen dentro de la indicada partida en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego. Durante la ejecución presupuestaria, la citada restricción no comprende los siguientes casos:

a)	Reforma de la estructura del Estado en el marco del Decreto Supremo 054-2018-PCM, que aprueba los “Lineamientos de Organización del Estado”.

b)	Traspaso de competencias en el marco del proceso de descentralización.

c)	Atención de sentencias judiciales con calidad de cosa juzgada.

d)	Atención de compensación por tiempo de servicios y beneficios sociales por cese laboral, incluye deudas por dichos conceptos.

e)	Atención para el financiamiento de nuevos pensionistas bajo el régimen del Decreto Ley 20530.

f)

Para el caso de los pliegos del Gobierno Nacional y los gobiernos regionales para la atención de los registros actualizados del Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) y de aquellos requerimientos por registrarse en dicho aplicativo que cuenten con opinión favorable de la Dirección General de Gestión Fiscal de los Recursos Humanos.

g)	Para el caso de los gobiernos locales, las modificaciones presupuestarias en el nivel funcional programático que se realicen hasta el 10 de febrero de 2023.

Para la habilitación y anulación de la Partida de Gasto 2.1.1 “Retribuciones y complementos en efectivo” por aplicación del presente numeral, para el caso de las entidades del Gobierno Nacional y gobiernos regionales, se requiere de la opinión previa favorable de la Dirección General de Presupuesto Público, con opinión técnica de la Dirección General de Gestión Fiscal de los Recursos Humanos sobre la base de la información registrada en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP), y/o a otras materias de su competencia. Para el caso de las entidades del Gobierno Nacional y gobiernos regionales, por aplicación de los literales d), e) y f) del presente numeral, la opinión previa favorable de la Dirección General de Presupuesto Público se puede efectuar a través del Sistema Integrado de Administración Financiera del Sector Público (SIAF-SP).

Los gobiernos locales, bajo responsabilidad, para la habilitación y anulación de la Partida de Gasto 2.1.1 “Retribuciones y complementos en efectivo” por aplicación del presente numeral, aprueban las modificaciones presupuestarias correspondientes, previa opinión favorable de su oficina de presupuesto o la que haga sus veces, de conformidad con la normatividad vigente.

9.2

A nivel de pliego, la Partida de Gasto 2.2.1 “Pensiones” no puede ser habilitadora, salvo para las habilitaciones que se realicen dentro de la misma partida entre unidades ejecutoras del mismo pliego presupuestario, y para la atención de sentencias judiciales en materia pensionaria con calidad de cosa juzgada, en este último caso, previa opinión favorable de la Dirección General de Presupuesto Público, la que se puede efectuar a través del Sistema Integrado de Administración Financiera del Sector Público (SIAF-SP), y para los pliegos del Gobierno Nacional y de los gobiernos regionales sobre la base de la información registrada en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) que debe remitir la Dirección General de Gestión Fiscal de los Recursos Humanos a la Dirección General de Presupuesto Público. Las solicitudes de opinión favorable en atención a lo regulado en el presente numeral, solo pueden ser presentadas al Ministerio de Economía y Finanzas hasta el 20 de octubre de 2023.

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9.3

Se prohíben las modificaciones presupuestarias en el nivel funcional programático con cargo a la Genérica del Gasto “Adquisición de Activos No Financieros”, con el objeto de habilitar recursos para la contratación de personas bajo el Régimen Laboral Especial del Decreto Legislativo 1057.

La contratación bajo el Régimen Laboral Especial del Decreto Legislativo 1057 no es aplicable en la ejecución de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de proyectos que no se encuentren bajo el ámbito de dicho sistema.

Asimismo, no pueden efectuarse modificaciones presupuestarias en el nivel funcional programático con cargo a las partidas de gasto vinculadas al mantenimiento de infraestructura, con el objeto de habilitar recursos destinados al financiamiento de contratos bajo el Régimen Laboral Especial del Decreto Legislativo 1057 no vinculados a dicho fin.

9.4

A nivel de pliego, la Partida de Gasto 2.3.2 8.1 “Contrato Administrativo de Servicios”, no puede habilitar a otras partidas, genéricas o específicas del gasto de sus presupuestos institucionales ni ser habilitada, salvo las habilitaciones que se realicen entre o dentro de la indicada Partida de Gasto en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego, quedando, solo para dicho fin, exceptuado de lo establecido en el numeral 9.5 del presente artículo.

Durante la ejecución presupuestaria, la citada restricción no comprende los siguientes casos:

a)	Reforma de la estructura del Estado en el marco del Decreto Supremo 054-2018-PCM, que aprueba los “Lineamientos de Organización del Estado”.

b)	Traspaso de competencias en el marco del proceso de descentralización.

c)	Para la habilitación de las Específicas del Gasto 2.3.2 8.1 2 “Contribuciones a EsSalud de C.A.S.” y 2.3.2 8.1 5 “Vacaciones truncas de C.A.S.”

d)

Las modificaciones presupuestarias que se realicen hasta el 07 de marzo de 2023. Por aplicación de lo establecido en el presente literal, las entidades del Gobierno Nacional y los gobiernos regionales deben cumplir con los criterios y plazos que establezca el Ministerio de Economía y Finanzas, a través de la Dirección General de Presupuesto Público.

Para la habilitación y anulación por aplicación de lo establecido en el presente numeral, las entidades del Gobierno Nacional y los gobiernos regionales deben contar con la opinión previa favorable de la Dirección General de Presupuesto Público, con opinión técnica de la Dirección General de Gestión Fiscal de los Recursos Humanos sobre la base de la información registrada en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP), y/o a otras materias de su competencia.

Para los supuestos establecidos en los literales c) y d), la opinión previa favorable de la Dirección General de Presupuesto Público puede efectuarse a través del Sistema Integrado de Administración Financiera del Sector Público (SIAF-SP).

Para efectos de las modificaciones presupuestarias por aplicación de lo establecido en los literales a los que se refiere el presente numeral, las entidades del Gobierno Nacional, gobiernos regionales y los gobiernos locales quedan exceptuados de lo establecido en el numeral 9.5 del presente artículo.

Para la aplicación de lo establecido en el presente numeral, en el caso de los gobiernos locales, las referidas modificaciones presupuestarias se aprueban, bajo responsabilidad, previa opinión favorable de su oficina de presupuesto o la que haga sus veces, de conformidad con la normatividad vigente.

9.5

Los créditos presupuestarios destinados al pago de las cargas sociales asignadas en las Partidas de Gasto 2.1.3 “Contribuciones a la seguridad social” y 2.3.2 8.1.2 “Contribuciones a EsSalud de C.A.S.” no pueden habilitar a otras partidas de gasto, bajo responsabilidad.

9.6

Se prohíbe, durante el Año Fiscal 2023, a los pliegos Ministerio de Defensa y Ministerio del Interior a efectuar modificaciones presupuestarias en el nivel funcional programático con cargo a la Partida de Gasto 2.3.1 3. “Combustibles, Carburantes, Lubricantes y Afines” con el fin de habilitar a otras partidas, genéricas o específicas del gasto de sus presupuestos institucionales, salvo las habilitaciones que se realicen entre o dentro de la indicada partida de gasto en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego.

9.7

Se prohíbe, durante el Año Fiscal 2023, a los pliegos Ministerio de Defensa, Ministerio del Interior e Instituto Nacional Penitenciario a efectuar modificaciones presupuestarias en el nivel funcional programático con cargo a las Partidas de Gasto 2.3.1 1. 1 1 “Alimentos y Bebidas para consumo humano” y 2.3.2 7. 11 5 “Servicios de alimentación de consumo humano” con el fin de habilitar a otras partidas, genéricas o específicas del gasto de sus presupuestos institucionales, salvo las habilitaciones que se realicen entre o dentro de las indicadas partidas de gasto en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego.

9.8

Se prohíbe, durante el Año Fiscal 2023, a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, efectuar modificaciones presupuestarias en el nivel funcional programático con cargo a las Partidas de Gasto 2.3.1.6 “Repuestos y accesorios”, 2.3.1.11 “Suministros para mantenimiento y reparación” y 2.3.2.4 “Servicio de mantenimiento, acondicionamiento y reparaciones”, con el fin de habilitar a otras partidas, genéricas o específicas del gasto de sus presupuestos institucionales, salvo las habilitaciones que se realicen entre o dentro de las indicadas partidas de gasto en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego.

Se exceptúa a los pliegos del Gobierno Nacional y gobiernos regionales de lo establecido en el inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, para las habilitaciones que realicen en el marco de lo establecido en el primer párrafo del presente numeral, salvo aquellas habilitaciones que se efectúen a las Categorías Presupuestales Acciones Centrales y Asignaciones Presupuestales que no resultan en Productos.

Para el caso de los gobiernos locales, quedan exceptuados de lo dispuesto en el primer párrafo del presente numeral, únicamente, para habilitar la Partida de Gasto 2.4 “Donaciones y Transferencias”, de sus respectivos presupuestos institucionales. Los recursos de dicha partida de gasto habilitada deben ser transferidos financieramente por cada gobierno local a favor de sus Institutos Viales Provinciales (IVP), conforme a lo dispuesto en el acápite iv del literal i) del numeral 16.1 del artículo 16 de la presente ley.

9.9

Se prohíbe, durante el Año Fiscal 2023, a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, efectuar modificaciones presupuestarias en el nivel funcional programático con cargo a las Partidas de Gasto 2.3.2 2.1 “Servicios de energía eléctrica, agua y gas” y 2.3.2 2.2 “Servicios de telefonía e internet”, con el fin de habilitar a otras partidas, genéricas o específicas del gasto de sus presupuestos institucionales, salvo las habilitaciones que se realicen entre o dentro de las indicadas partidas de gasto en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego. Para efecto de las referidas habilitaciones, las referidas entidades quedan exceptuadas de la restricción prevista en el inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

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9.10

Se prohíbe, durante el Año Fiscal 2023, a los pliegos Ministerio de Salud, Instituto Nacional de Salud e Instituto Nacional de Enfermedades Neoplásicas (INEN), a efectuar modificaciones presupuestarias en el nivel funcional programático con cargo a la Partida de Gasto 2.3.1 8 “Suministros Médicos”, 2.5.4 1. 1 1 “Impuestos” y 2.4.1 2.1 98 “A otros organismos internacionales de la salud - suministros médicos” con el fin de habilitar a otras partidas de gasto, salvo las modificaciones presupuestarias en el nivel funcional programático que se realicen dentro o entre las indicadas partidas de gasto.

9.11

Se prohíbe, durante el Año Fiscal 2023, al Instituto Nacional de Defensa Civil (INDECI) y a los gobiernos regionales a efectuar modificaciones presupuestarias en el nivel funcional programático con cargo a la Partida de Gasto 2.2.2 3 “Entrega de bienes y servicios” correspondiente a la adquisición de bienes de ayuda humanitaria del Programa Presupuestal 0068: Reducción de la Vulnerabilidad y Atención de Emergencias por Desastres, con el fin de habilitar a otras partidas o genéricas del gasto de sus presupuestos institucionales, salvo las habilitaciones que se realicen dentro de la indicada partida de gasto para la adquisición de los bienes de ayuda humanitaria, en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego.

9.12

Se prohíbe, durante el Año Fiscal 2023, a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales a realizar modificaciones presupuestarias en el nivel funcional programático con el fin de efectuar anulaciones con cargo a los créditos presupuestarios de la “Actividad: 5006269 Prevención, control, diagnóstico y tratamiento de Coronavirus”, “Actividad: 5006373 Promoción, implementación y ejecución de actividades para la reactivación económica”, “Acción de inversión: 6000050 Prevención, control, diagnóstico y tratamiento de Coronavirus”, “Acción de inversión: 6000051 Promoción, implementación y ejecución de acciones de inversión para la reactivación económica”, y de la “Obra: 4000221 Promoción, implementación y ejecución de obras para la reactivación económica”, bajo responsabilidad del titular del pliego, salvo las anulaciones que se realicen para habilitar a otras unidades ejecutoras dentro del mismo pliego en la misma actividad o acción de inversión u obra, según corresponda.

9.13

Se prohíbe, durante el Año Fiscal 2023, a las entidades del Gobierno Nacional y los gobiernos regionales a efectuar modificaciones presupuestarias en el nivel funcional programático con cargo a los recursos asignados en su presupuesto institucional en las finalidades “Pago de las asignaciones por tipo y ubicación de institución educativa”, “Pago de la asignación por jornada de trabajo adicional y asignación por cargo de mayor responsabilidad”, “Pago de las remuneraciones de profesores de educación física”, “Pago de remuneraciones de profesores técnicos deportivos”, “Pago de remuneraciones de promotores culturales” y “Pago de beneficios sociales de docentes y auxiliares de educación básica y técnico productiva”, con el fin de habilitar otras finalidades de sus presupuestos institucionales, salvo las habilitaciones que se realicen dentro de la misma finalidad entre las unidades ejecutoras del mismo pliego.

9.14

Se prohíbe, durante el Año Fiscal 2023, al Ministerio de Salud y a las unidades ejecutoras de salud de los gobiernos regionales a efectuar modificaciones presupuestarias en el nivel funcional programático con cargo a las Específicas de Gasto 2.1.1 3.1 3 “Personal SERUMS” y 2.3.2 7.5 7 “Internos de medicina y odontología”, con el fin de habilitar a otras partidas, genéricas o específicas de gasto.

9.15

Durante el Año Fiscal 2023, las Partidas de Gasto siguientes: 2.3.2.7.1 “Servicios de Consultorías y Similares Desarrollados Por Personas Jurídicas”, 2.3.2.7.2 “Servicios de Consultorías y Similares Desarrollados por Personas Naturales”, 2.3.2.2.4 “Servicio de Publicidad, Impresiones, Difusión e Imagen Institucional” y 2.3.2.7.11.99 “Servicios Diversos” del presupuesto institucional de los pliegos presupuestarios del Gobierno Nacional, gobiernos regionales y gobiernos locales, no pueden ser habilitadas salvo las habilitaciones que se realicen entre o dentro de las indicadas partidas de gasto en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego.

9.16	Las anulaciones a las respectivas partidas de gasto que se realicen en el marco del presente artículo no pueden ser materia de demandas adicionales durante la fase de Ejecución Presupuestaria.

Artículo 10.- Incorporación de mayores ingresos para el financiamiento de personal

Durante el Año Fiscal 2023, las entidades del Gobierno Nacional y gobiernos regionales solo pueden incorporar recursos destinados a las Específicas del Gasto 2.3.2 8.1 1 “Contrato Administrativo de Servicios”, 2.3.2 8.1 2 “Contribuciones a EsSalud de C.A.S.”, 2.3.2 8.1 4 “Aguinaldos de C.A.S.” y 2.3.2 8.1 5 “Vacaciones truncas de C.A.S.”, provenientes de mayores ingresos por la fuente de financiamiento Recursos Directamente Recaudados y de los saldos de balance generados en dicha fuente de financiamiento, para el financiamiento de la contratación de personal bajo el Régimen Laboral Especial del Decreto Legislativo 1057, previa opinión favorable de la Dirección General de Presupuesto Público, con opinión técnica de la Dirección General de Gestión Fiscal de los Recursos Humanos sobre la base de la información registrada en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP), y/o a otras materias de su competencia. La opinión previa favorable de la Dirección General de Presupuesto Público puede efectuarse a través del Sistema Integrado de Administración Financiera del Sector Público (SIAF-SP).

En los casos que corresponda, para el financiamiento de nuevos registros en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP), los contratos a que hace referencia el presente artículo deben de ser contratos administrativos de servicios para labores de necesidad transitoria y cuya vigencia no debe superar el presente año fiscal.

Artículo 11.- Medidas en materia de bienes y servicios

11.1

Durante el Año Fiscal 2023, los viajes al exterior de los servidores o funcionarios públicos y representantes del Estado con cargo a recursos públicos deben realizarse en categoría económica, pudiendo exceptuarse a los funcionarios señalados en el artículo 52 de la Ley 30057, Ley del Servicio Civil, siempre que el tiempo de viaje sea mayor a ocho (8) horas o cuando la estancia sea menor a cuarenta y ocho (48) horas.

La autorización para viajes al exterior de las personas señaladas en el párrafo precedente se aprueba conforme a lo establecido en la Ley 27619, Ley que regula la autorización de viajes al exterior de servidores y funcionarios públicos, y sus normas reglamentarias.

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11.2

Se establece que el monto máximo por concepto de honorarios mensuales es el tope de ingresos señalado en el artículo 2 del Decreto de Urgencia 038-2006 para la contratación por locación de servicios que se celebre con personas naturales, de manera directa o indirecta, y para la contratación bajo el Régimen Laboral Especial del Decreto Legislativo 1057. Dicho monto máximo no es aplicable para la contratación de abogados y peritos independientes para la defensa del Estado en el exterior, así como para el personal contratado en el marco de la Ley 29806, Ley que regula la contratación de personal altamente calificado en el Sector Público y dicta otras disposiciones, y sus normas complementarias.

11.3

En ningún caso, el gasto mensual por servicios de telefonía móvil, servicio de comunicaciones personales (PCS) y servicio de canales múltiples de selección automática (troncalizado) puede exceder al monto resultante de la multiplicación del número de equipos por S/ 200,00 (DOSCIENTOS Y 00/100 SOLES). Se considera, dentro del referido monto, el costo por el alquiler del equipo, así como al valor agregado al servicio, según sea el caso.

La oficina general de administración de la entidad o la que haga sus veces, establece, mediante directiva, los montos que se cubren por equipo sujeto al gasto mensual antes señalado.

La diferencia de consumo en la facturación es abonada por el funcionario o servidor que tenga asignado el equipo conforme al procedimiento que se establezca en la mencionada directiva. No puede asignarse más de un equipo por persona. Al Presidente de la República, titulares de los poderes del Estado y ministros, no les son aplicables las restricciones de gasto señaladas en el primer párrafo del presente numeral.

11.4

La adquisición de los vehículos automotores se realiza con cargo a los recursos del presupuesto institucional de las entidades respectivas exclusivamente para la implementación de las intervenciones a su cargo o para la renovación de los vehículos automotores que tengan una antigüedad igual o superior a diez (10) años, por cualquier fuente de financiamiento y conforme a la normatividad vigente, sin demandar recursos adicionales al Tesoro Público.

La adquisición de los vehículos automotores a la que se refiere el presente numeral solo puede efectuarse previa autorización del titular del pliego mediante resolución de dicha autoridad, la misma que se publica en la sede digital de la entidad respectiva. Esta facultad del titular de pliego es indelegable. Las entidades bajo los alcances del presente numeral deben remitir, semestralmente, a la Contraloría General de la República y a la Comisión de Presupuesto y Cuenta General de la República del Congreso de la República, una copia de las resoluciones del Titular del pliego emitidas conforme a lo establecido en el presente párrafo.

11.5

En materia de uso de vehículos, se establece que la asignación exclusiva de vehículos automotores para altos funcionarios en actividad, en el caso de entidades del Gobierno Nacional, es únicamente para uso oficial de los ministros, viceministros, secretarios generales, jefes de gabinete y titulares de pliego de entidades del Gobierno Nacional, y para aquellos que al momento de entrada en vigencia de la presente ley cuentan con la autorización correspondiente. Para el resto de personal de las entidades del Gobierno Nacional, pueden hacer uso de los vehículos automotores de la flota de la respectiva entidad para el cumplimiento de sus funciones.

Las entidades constitucionalmente autónomas, las Fuerzas Armadas y Policía Nacional del Perú, los gobiernos regionales y los gobiernos locales adoptan medidas de austeridad en materia de uso de vehículos, las cuales deben ser aprobadas mediante resolución de su titular, dentro de los diez (10) días hábiles siguientes contados a partir de la vigencia de la presente norma. Dicha resolución se publica en la sede digital de las referidas entidades.

Artículo 12.- Medidas para el personal militar y policial de las Fuerzas Armadas y de la Policía Nacional del Perú

12.1

Se dispone que las altas de las escuelas de las Fuerzas Armadas y de la Policía Nacional del Perú correspondiente al Año Fiscal 2023 se autorizan en el primer trimestre del año, previo informe favorable de la Oficina de Presupuesto, o la que haga sus veces, en el Ministerio de Defensa y en el Ministerio del Interior, respectivamente. Dicha información es remitida por el Ministerio de Defensa y el Ministerio del Interior a la Dirección General de Gestión Fiscal de los Recursos Humanos (DGGFRH) del Ministerio de Economía y Finanzas hasta el 31 de marzo de 2023 para su registro en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP), previa opinión de la Dirección General de Presupuesto Público sobre el financiamiento de las altas solicitadas.

Asimismo, las instituciones armadas y la Policía Nacional del Perú deben informar al Ministerio de Defensa y al Ministerio del Interior, respectivamente, en el mes de febrero, la cantidad de altas estimadas que se proyectan para el primer trimestre de los siguientes tres años, así como los códigos de las plazas en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) correspondientes a los estudiantes de dichas escuelas que son dados de alta en el siguiente año fiscal, a efectos de que dichos ministerios consideren la referida información para las fases de programación multianual y formulación presupuestaria.

12.2

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el presupuesto del Ministerio del Interior hasta por la suma de S/ 306 232 821,00 (TRESCIENTOS SEIS MILLONES DOSCIENTOS TREINTA Y DOS MIL OCHOCIENTOS VEINTIUNO Y 00/100 SOLES), y hasta la suma de S/ 78 602 006,00 (SETENTA Y OCHO MILLONES SEISCIENTOS DOS MIL SEIS Y 00/100 SOLES) en el presupuesto institucional del pliego Ministerio de Defensa, en la Específica del Gasto 2.1.1.7.1 3 “Altas de Personal Militar y Policial”, por la fuente de financiamiento Recursos Ordinarios, exclusivamente, para el financiamiento de las altas del personal militar y policial de las escuelas de las Fuerzas Armadas y de la Policía Nacional del Perú, respectivamente. Los recursos de la específica del gasto 2.1.1.7.1 3 “Altas de Personal Militar y Policial” no puede habilitar a otras partidas, genéricas o específicas del gasto de su presupuesto institucional ni ser habilitada. La presente medida implica también la prohibición de ejecutar gasto en la referida específica del gasto.

Para efectos del financiamiento de los fines referidos en el párrafo precedente, el Ministerio del Interior y el Ministerio de Defensa pueden realizar modificaciones presupuestarias en el nivel funcional programático, con cargo a los recursos previstos en la mencionada Específica del Gasto, siempre y cuando cuenten con opinión favorable de la Dirección General de Presupuesto Público y de la Dirección General de Gestión Fiscal de los Recursos Humanos.

De existir saldos de libre disponibilidad en la Específica del Gasto 2.1.1.7.1 3 “Altas de Personal Militar y Policial”, se autoriza al Ministerio del Interior y al Ministerio de Defensa a realizar modificaciones presupuestarias en el nivel funcional programático, previa opinión favorable de la Dirección General de Presupuesto Público y de la Dirección General de Gestión Fiscal de los Recursos Humanos, únicamente para financiar la atención de la compensación por tiempo de servicios.

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12.3

La solicitud para efectos de lo establecido en el numeral 12.2 a ser presentada al Ministerio de Economía y Finanzas, se realiza en función a la información registrada de altas y bajas en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) y debe incluir la solicitud de registro de los nuevos efectivos policiales y militares, señalando los códigos de plaza de los alumnos que generan el alta. Para tal efecto, las solicitudes deben contar con los informes de la Oficina de Presupuesto y de Recursos Humanos, o las que hagan sus veces, en las respectivas entidades.

12.4

Para efectos de lo establecido en el segundo y tercer párrafo del numeral 12.2 del presente artículo, se exceptúa al Ministerio del Interior y al Ministerio de Defensa de lo dispuesto en el inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

12.5

Los ascensos del personal militar y policial de las Fuerzas Armadas y de la Policía Nacional del Perú, se sujetan al presupuesto institucional del Ministerio de Defensa y del Ministerio del Interior, según corresponda, y sin demandar recursos adicionales al Tesoro Público.

Asimismo, dentro de los treinta (30) días calendario de obtenido los resultados de los ascensos, el Ministerio de Defensa y el Ministerio del Interior debe solicitar al Ministerio de Economía y Finanzas la actualización en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP), previa opinión de la Dirección General de Presupuesto Público sobre el financiamiento de los ascensos solicitados.

12.6

Se dispone que para el otorgamiento de la Compensación por Tiempo de Servicios a que se refiere el literal c) del artículo 9 del Decreto Legislativo 1132, Decreto Legislativo que aprueba la nueva estructura de ingresos aplicable al personal militar de las Fuerzas Armadas y policial de la Policía Nacional del Perú, se requiere previamente la baja del registro en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) del personal que percibe dicho beneficio.

12.7	El cumplimiento de lo dispuesto en el presente artículo se efectúa bajo responsabilidad del titular de las entidades señaladas.

Artículo 13.- Medidas en gastos de inversión

13.1

Con el propósito de asegurar la ejecución de las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de proyectos que no se encuentren bajo el ámbito de dicho Sistema Nacional, se dispone que para efectos que las entidades del Gobierno Nacional, los gobiernos regionales y gobiernos locales puedan efectuar anulaciones con cargo a los recursos de las referidas inversiones y proyectos que se encuentren en etapa de ejecución, se requiere opinión previa favorable de la Oficina de Programación Multianual de Inversiones y/o de la Oficina de Presupuesto de la entidad, o quienes hagan sus veces, según corresponda.

13.2

Las modificaciones de inversiones que impliquen anulación de contrapartidas derivadas de operaciones de endeudamiento externo, y que habiliten inversiones que no estén comprendidas en el convenio de préstamo, requieren opinión previa favorable de la oficina de programación multianual de inversiones o la que haga sus veces, según corresponda.

13.3

La habilitación de todo crédito presupuestario con cargo a las anulaciones referidas en el numeral 13.1 solo puede efectuarse a favor de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de proyectos que no se encuentren bajo el ámbito de dicho Sistema Nacional, siempre y cuando se encuentren en etapa de ejecución. En el caso de las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, éstas deben contar con expediente técnico o documento equivalente aprobado, vigente y registrado en el Banco de Inversiones, encontrarse registrada en la cartera de inversiones del Programa Multianual de Inversiones correspondiente, y ser seleccionadas considerando el orden de prelación establecido en la normatividad del Sistema Nacional de Presupuesto Público y del Sistema Nacional de Programación Multianual y Gestión de Inversiones y cuyo monto total asignado no exceda el monto que ha sido materia de anulación. La habilitación a estas inversiones debe guardar correspondencia con los recursos previstos para el año fiscal contemplado en el cronograma de ejecución vigente. Dichas condiciones deben ser verificadas por la oficina de programación multianual de inversiones y/o la oficina de presupuesto de la entidad, o quienes hagan sus veces, según corresponda.

Excepcionalmente, siempre que la cartera de inversiones del Programa Multianual de Inversiones y proyectos que se encuentran en ejecución cuente con financiamiento en el presente año fiscal, se puede efectuar la habilitación de recursos a inversiones viables o aprobadas para el inicio de la etapa de ejecución, en cuyo caso los recursos pueden financiar la elaboración de expedientes técnicos o documentos equivalentes y la adquisición y saneamiento físico legal de predios o inmuebles necesarios, para la implementación de la inversión o proyecto, según corresponda. La oficina de programación multianual de inversiones o la que haga sus veces, emite opinión favorable para las referidas excepciones.

13.4

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado en los gobiernos regionales y los gobiernos locales hasta por la suma de S/ 3 305 639 728,00 (TRES MIL TRESCIENTOS CINCO MILLONES SEISCIENTOS TREINTA Y NUEVE MIL SETECIENTOS VEINTIOCHO Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, destinados, exclusivamente, al financiamiento para asegurar la ejecución de las inversiones en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones a los que se les transfirieron recursos conforme a los artículos 13 y 14 de la Ley 30693, Ley de Presupuesto del Sector Público para el Año Fiscal 2018, a los artículos 13 y 14 de la Ley 30879, Ley de Presupuesto del Sector Público para el Año Fiscal 2019, al artículo 15 de la Ley 30970, Ley que aprueba diversas medidas presupuestarias para coadyuvar a la calidad y la ejecución del gasto público y dicta otras medidas, a los artículos 14 y 15 del Decreto de Urgencia 014-2019, Decreto de Urgencia que aprueba el Presupuesto del Sector Público para el Año Fiscal 2020, al artículo 14 de la Ley 31084, Ley de Presupuesto del Sector Público para el Año Fiscal 2021, al artículo 14 de la Ley 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022, al Decreto de Urgencia 070-2020, Decreto de Urgencia para la reactivación económica y atención de la población a través de la inversión pública y gasto corriente ante la emergencia sanitaria producida por el COVID-19, al Decreto de Urgencia 114-2020, Decreto de Urgencia para la reactivación económica a través de la inversión pública, ante la emergencia sanitaria producida por el COVID-19 y que dicta otras medidas, al Decreto Supremo 117-2021-EF, Decreto Supremo que autoriza un Crédito Suplementario y Transferencia de Partidas en

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el Presupuesto del Sector Público para el Año Fiscal 2021 a favor del Gobierno Nacional, gobiernos regionales y gobiernos locales, al Decreto de Urgencia 102-2021, Decreto de Urgencia que dicta medidas extraordinarias para la ejecución de gasto público en materia de inversión orientado al financiamiento de proyectos de saneamiento, infraestructura vial y equipamiento urbano, al Decreto Supremo 096-2022-EF, Decreto Supremo que autoriza Transferencia de Partidas en el Presupuesto del Sector Público para el Año Fiscal 2022 a favor de la Reserva de Contingencia y de la Reserva de Contingencia a favor de un Gobierno Regional y diversos gobiernos locales, al Decreto Supremo 159-2022-EF, Decreto Supremo que autoriza Transferencia de Partidas en el Presupuesto del Sector Público para el Año Fiscal 2022 a favor de la Reserva de Contingencia y de la Reserva de Contingencia a favor de diversos gobiernos locales, al Decreto Supremo 178-2022-EF, Decreto Supremo que autoriza Transferencias de Partidas a favor de la Reserva de Contingencia y de la Reserva de Contingencia a favor de un Gobierno Regional y diversos gobiernos locales en el Presupuesto del Sector Público para el Año Fiscal 2022, al Decreto Supremo 139-2022-EF, Decreto Supremo que autoriza Transferencia de Partidas en el Presupuesto del Sector Público para el Año Fiscal 2022 a favor de la Reserva de Contingencia y de la Reserva de Contingencia a favor de diversos gobiernos locales, al Decreto Supremo 173-2022-EF, Decreto Supremo que autoriza Transferencia de Partidas en el Presupuesto del Sector Público para el Año Fiscal 2022 a favor de diversos gobiernos regionales y gobiernos locales, a la Ley 31436, Ley que aprueba Créditos Suplementarios para el financiamiento de mayores gastos de las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales y dicta otras medidas, y a la Ley 31538, Ley que aprueba créditos suplementarios para el financiamiento de los gastos asociados a la emergencia sanitaria producida por la COVID-19 la reactivación económica y otros gastos de las entidades del Gobierno Nacional los gobiernos regionales y los gobiernos locales y dicta otras medidas; de acuerdo con el Anexo I de la presente ley.

Los recursos a los que se refiere el presente numeral no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en el presente artículo.

13.5

Se autoriza a los gobiernos regionales y gobiernos locales a realizar modificaciones presupuestarias en el nivel funcional programático, con cargo a los recursos del Anexo I de la presente ley, para el financiamiento de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, que cuenten con expediente técnico o documento equivalente aprobado, vigente y registrado en el Banco de Inversiones, en consistencia con los cronogramas de ejecución.

Las modificaciones presupuestarias en el nivel funcional programático a las que se refiere el párrafo precedente se realizan previa opinión favorable de la entidad del Gobierno Nacional que habilitó los recursos para las inversiones en el marco de las transferencias de recursos efectuadas en los años fiscales 2018, 2019, 2020, 2021 y 2022, conforme a los artículos 13 y 14 de la Ley 30693, a los artículos 13 y 14 de la Ley 30879, al artículo 15 de la Ley 30970, a los artículos 14 y 15 del Decreto de Urgencia 014-2019, al artículo 14 de la Ley 31084, y al artículo 14 de la Ley 31365. En el caso de los recursos transferidos en el marco del Decreto de Urgencia 070-2020, del Decreto de Urgencia 114-2020, del Decreto Supremo 117-2021-EF, del Decreto de Urgencia 102-2021, del Decreto Supremo 096-2022-EF, del Decreto Supremo 159-2022-EF, del Decreto Supremo 178-2022-EF, del Decreto Supremo 139-2022-EF, del Decreto Supremo 173-2022-EF, de la Ley 31436 y de la Ley 31538, la opinión previa favorable debe ser emitida por el Ministerio de Vivienda, Construcción y Saneamiento, el Ministerio de Educación, el Ministerio de Desarrollo Agrario y Riego, el Ministerio de Salud, el Ministerio de Transportes y Comunicaciones, el Ministerio del Ambiente, el Ministerio de Comercio Exterior y Turismo, el Ministerio del Interior y el Ministerio de Producción, según corresponda. Las referidas entidades del Gobierno Nacional emiten a la entidad solicitante, mediante oficio, la opinión correspondiente a la propuesta de modificación presupuestaria. Para tal fin, las referidas modificaciones presupuestarias quedan exceptuadas del numeral 13.3 del presente artículo.

13.6

Las entidades del Gobierno Nacional que hayan transferido recursos en el marco de los artículos 13 y 14 de la Ley 30693, de los artículos 13 y 14 de la Ley 30879, del artículo 15 de la Ley 30970, los artículos 14 y 15 del Decreto de Urgencia 014-2019, el artículo 14 de la Ley 31084, y el artículo 14 de la Ley 31365, y las entidades del Gobierno Nacional que son responsables sectoriales de las inversiones financiadas mediante el Decreto de Urgencia 070-2020, el Decreto de Urgencia 114-2020, el Decreto Supremo 117-2021-EF, el Decreto de Urgencia 102-2021, el Decreto Supremo 096-2022-EF, el Decreto Supremo 159-2022-EF, el Decreto Supremo 178-2022-EF, el Decreto Supremo 139-2022-EF, el Decreto Supremo 173-2022-EF, la Ley 31436 y la Ley 31538, emiten un informe técnico sobre el avance físico y financiero de la ejecución de las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones financiadas. Este informe y sus actualizaciones trimestrales se publican, en las sedes digitales de dichas entidades, hasta marzo de 2024. Para tal efecto, los gobiernos regionales y gobiernos locales que hayan recibido recursos en el marco de las normas mencionadas en el presente numeral, en cumplimiento de las acciones contenidas en el respectivo convenio, deben registrar y mantener actualizada la información en el Formato 12-B: Seguimiento a la ejecución de inversiones, del Sistema Nacional de Programación Multianual y Gestión de Inversiones, así como remitir a las Unidades Ejecutoras de Inversión (UEI) de los sectores, o las que hagan sus veces, la información respecto al avance de ejecución física y financiera de las inversiones en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones, así como de los proyectos que no se encuentran bajo el ámbito de dicho Sistema Nacional, según corresponda.

13.7

Las referidas entidades del Gobierno Nacional deben considerar en la programación de sus respectivos presupuestos institucionales, correspondientes a los años fiscales subsiguientes, bajo responsabilidad del titular, los recursos necesarios que garanticen la ejecución de las inversiones financiadas en los años fiscales 2018, 2019, 2020, 2021 y 2022, conforme a lo señalado en el numeral 13.4 del presente artículo, hasta su culminación, en el marco del cumplimiento de los convenios y/o adendas suscritos, a fin de orientar dichos recursos al presupuesto de los gobiernos regionales y gobiernos locales, de corresponder.

Las entidades del Gobierno Nacional deben remitir al Ministerio de Economía y Finanzas, hasta el 30 de junio de 2023 el detalle de los recursos que se deben programar para el Año Fiscal 2024 que asegure el financiamiento de las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, consignando el monto ejecutable en dicho año fiscal.

13.8

Se dispone que, para las modificaciones presupuestarias con cargo a recursos de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de proyectos que no se encuentren bajo el ámbito de dicho Sistema Nacional, las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales quedan exceptuadas de lo establecido en el inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

12	NORMAS LEGALES	Martes 6 de diciembre de 2022	/

CAPÍTULO III

OTRAS DISPOSICIONES PARA EJECUCIÓN

DEL GASTO PÚBLICO

Artículo 14.- Inversiones financiadas con recursos de las fuentes de financiamiento Recursos Ordinarios y Recursos por Operaciones Oficiales de Crédito

14.1

Se autoriza, en el Año Fiscal 2023, a las entidades del Gobierno Nacional que cuenten con recursos públicos asignados en su presupuesto institucional para la ejecución de las inversiones en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones a cargo de los gobiernos regionales y los gobiernos locales, por las fuentes de financiamiento Recursos Ordinarios y Recursos por Operaciones Oficiales de Crédito, para aprobar modificaciones presupuestarias en el nivel institucional, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro del sector correspondiente, a propuesta de este último, previa suscripción de convenio. Dicho convenio debe suscribirse por el costo total de la inversión o monto pendiente de financiamiento respecto al costo total de la inversión y debe precisar i) el presupuesto multianual requerido hasta la culminación de la inversión y, ii) los montos a financiar en cada año fiscal por parte del Gobierno Nacional y, de corresponder, por los gobiernos locales sin demandar recursos adicionales al Tesoro Público.

Los decretos supremos que aprueban las transferencias de recursos en el marco del presente artículo se publican hasta el 16 de junio de 2023. Las propuestas de decreto supremo correspondientes solo pueden ser presentadas al Ministerio de Economía y Finanzas, hasta el 24 de mayo de 2023.

Excepcionalmente, en el caso de que la inversión sea ejecutada por empresas públicas, los recursos son transferidos financieramente, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro del sector correspondiente, a propuesta de este último, en cualquier fuente de financiamiento, previa suscripción de convenio, los cuales se administran en las cuentas del Tesoro Público, conforme a lo que disponga la Dirección General del Tesoro Público.

Adicionalmente, de forma excepcional, en caso de que la inversión sea ejecutada por empresas del Estado bajo el ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (FONAFE), los recursos se transfieren financieramente, a través de decreto supremo refrendado por el ministro de Economía y Finanzas, en las fuentes de financiamiento Recursos por Operaciones Oficiales de Crédito y Recursos Directamente Recaudados, previa suscripción de convenio, los cuales se administran en las cuentas del Tesoro Público, conforme a lo que disponga la Dirección General del Tesoro Público, y pueden ser considerados aporte de capital del Estado, emitiéndose las acciones correspondientes en el marco de la Ley 27170, Ley del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado.

En el caso de las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones en saneamiento, que los gobiernos regionales o los gobiernos locales ejecuten en el ámbito de una empresa prestadora de servicios de saneamiento (EPS), los recursos previstos para su supervisión son transferidos por el Ministerio de Vivienda, Construcción y Saneamiento (MVCS) a esta última, conforme al mecanismo previsto en el tercer párrafo del presente numeral. La EPS debe supervisar la ejecución de dichas inversiones e informar trimestralmente a la Oficina de Programación Multianual de Inversiones (OPMI) del MVCS.

14.2

Las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, cuyo financiamiento sea propuesto en el marco de este artículo, deben contar con la opinión favorable de la Oficina de Programación Multianual de Inversiones del Sector o la que haga sus veces, y la unidad orgánica competente, según corresponda, sobre el cumplimiento de las normas técnicas y criterios de priorización aprobados por el Sector, y respecto a su registro en la Cartera de Inversiones del Programa Multianual de Inversiones del Sector, a fin de verificar que se encuentren alineadas con los objetivos priorizados, metas e indicadores establecidos en la Programación Multianual de Inversiones. Para el caso de las referidas inversiones que no cuenten con expediente técnico o documento equivalente, la transferencia de recursos se efectúa solo para financiar la elaboración de dichos documentos, y deben cumplir con las condiciones señaladas en el párrafo precedente.

14.3

Los pliegos del Gobierno Nacional, que transfieran recursos en el marco del presente artículo son responsables de la verificación y seguimiento, lo que incluye el avance físico y financiero de los recursos, del cumplimiento de las acciones contenidas en el convenio y en el cronograma de ejecución de las inversiones en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones. Las entidades del Gobierno Nacional que transfieran recursos deben contar con los convenios vigentes y actualizados, no siendo aplicable el numeral 36.1 del artículo 36 del Decreto Legislativo 1437, Decreto Legislativo del Sistema Nacional de Endeudamiento Público.

14.4

Las entidades del Gobierno Nacional que hayan transferido recursos en el marco del presente artículo emiten un informe técnico sobre el avance físico y financiero de la ejecución de las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones financiadas. Este informe se publica en la sede digital de dichas entidades hasta el 31 de marzo de 2024.

Para tal efecto, los gobiernos regionales y los gobiernos locales que hayan sido beneficiados con la transferencia de recursos en el marco del presente artículo, en cumplimiento de las acciones contenidas en el convenio, deben registrar y mantener actualizada la información del Formato 12-B: Seguimiento a la ejecución de inversiones, del Sistema Nacional de Programación Multianual y Gestión de Inversiones, así como remitir a las Unidades Ejecutoras de Inversión (UEI) de los sectores, o las que hagan sus veces, que transfieran recursos, la información respecto al avance de ejecución física y financiera de las inversiones en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones.

14.5

Las entidades del Gobierno Nacional que transfieran recursos a los gobiernos regionales o a los gobiernos locales para la ejecución de las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones en el marco del presente artículo deben considerar en la programación de sus respectivos presupuestos institucionales, correspondientes a los años fiscales subsiguientes, bajo responsabilidad del titular, los recursos necesarios que garanticen la ejecución de las inversiones antes mencionadas, hasta su culminación, en el marco del cumplimiento de los convenios y/o adendas suscritos, a fin de orientar dichos recursos al presupuesto de los gobiernos regionales y gobiernos locales, de corresponder.

Las entidades del Gobierno Nacional deben remitir al Ministerio de Economía y Finanzas, hasta el 30 de junio de 2023 el detalle de los recursos que se deben programar para el Año Fiscal 2024 que asegure el financiamiento de las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, financiados en el marco del presente artículo, consignando el monto ejecutable en dicho año fiscal.

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14.6

Para efecto de lo establecido en el presente artículo la Dirección General del Tesoro Público del Ministerio de Economía y Finanzas, mediante resolución directoral determina los recursos provenientes de las operaciones de endeudamiento aplicables a los proyectos de inversión comprendidos en el presente artículo por la fuente de financiamiento Recursos por Operaciones Oficiales de Crédito.

14.7

Cada pliego presupuestario del Gobierno Nacional que transfiera recursos en el marco del presente artículo es responsable de la viabilidad técnica y la determinación del monto objeto de la transferencia, el mismo que debe corresponder al que se ejecuta en el respectivo año fiscal, debiéndose tener en cuenta la oportuna culminación de las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, bajo responsabilidad del titular del pliego.

14.8

Para la aplicación de lo establecido en el presente artículo, se exceptúa a las entidades del Gobierno Nacional de lo dispuesto en el artículo 49 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

Artículo 15.- De la certificación del crédito presupuestario y de la previsión presupuestaria para inversiones financiadas en el marco de convenios entre los pliegos del Gobierno Nacional, los gobiernos regionales y los gobiernos locales

15.1

Se autoriza, durante el Año Fiscal 2023, a los gobiernos regionales y gobiernos locales que reciban recursos en el marco de la suscripción de convenios con pliegos del Gobierno Nacional, de acuerdo a lo establecido en el artículo 14 de la presente ley, así como a aquellos pliegos a cargo de las inversiones incluidas en el Anexo I de la presente ley, para otorgar de forma previa a la convocatoria del procedimiento de selección, en el caso de ejecuciones contractuales que superen el año fiscal, una constancia respecto a la previsión presupuestaria correspondiente al valor referencial de dicha convocatoria. La citada previsión presupuestaria se efectúa conforme lo establecido en el numeral 41.4 del artículo 41 del Decreto Legislativo 1440 y debe señalar adicionalmente, el monto de los recursos previstos en el convenio y/o adendas que se menciona en los referidos artículos, los que deben estar vigentes en el presente año fiscal; asimismo, debe señalar las metas previstas y la fuente de financiamiento con cargo a la cual se atiende su financiamiento.

15.2

Previamente al otorgamiento de la buena pro, se debe contar con la certificación de crédito presupuestario emitida por la oficina de presupuesto, o la que haga sus veces, sobre la existencia de crédito presupuestario suficiente, orientado a la ejecución del gasto en el año fiscal en que se ejecuta el contrato, bajo responsabilidad del titular de la entidad, conforme a lo dispuesto en los numerales 41.2 y 41.3 del artículo 41 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Para tal efecto, el comité de selección o la oficina a cargo del procedimiento de selección, según corresponda, antes de otorgar la buena pro, debe solicitar a la oficina de presupuesto de la entidad o a la que haga sus veces, la referida certificación.

Artículo 16.- Transferencias financieras permitidas durante el Año Fiscal 2023

16.1	Se autoriza, en el presente Año Fiscal, la realización, de manera excepcional, de las siguientes transferencias financieras, conforme se detalla a continuación:

a)	Las que realice el Ministerio de Trabajo y Promoción del Empleo para el Programa de Empleo Temporal “Lurawi Perú”, a favor de gobiernos locales.

b)	Las que realice el Ministerio de Vivienda, Construcción y Saneamiento para el Fondo MIVIVIENDA S.A., y para las empresas prestadoras de servicios de saneamiento.

c)

Las que realice la Comisión Nacional para el Desarrollo y Vida sin Drogas (DEVIDA) en el marco de los Programas Presupuestales: “Programa de Desarrollo Alternativo Integral y Sostenible—PIRDAIS”, “Prevención y Tratamiento del Consumo de Drogas” y “Gestión Integrada y Efectiva del Control de Oferta de Drogas en el Perú”. Estas transferencias financieras deben realizarse como máximo hasta el segundo trimestre del Año Fiscal 2023. Las transferencias financieras que se realicen en el marco de los Programas Presupuestales antes señalados solo pueden realizarse con cargo a los recursos de las Actividades 5001253 y 5001254 del Programa Presupuestal 0072: Programa de Desarrollo Alternativo Integral y Sostenible - PIRDAIS; y las Actividades 5001253, 5001254, 5005066 y 5005067 del Programa Presupuestal 0074: Gestión Integrada y Efectiva del Control de Oferta de Drogas en el Perú.

d)

Las que realice el Ministerio de Salud para proteger, recuperar y mantener la salud de las personas y poblaciones afectadas por situaciones de epidemias y emergencias sanitarias que cumplan con los supuestos establecidos en el artículo 6 del Decreto Legislativo 1156, Decreto Legislativo que dicta medidas destinadas a garantizar el servicio público de salud en los casos en que exista un riesgo elevado o daño a la salud y la vida de las poblaciones.

e)	Las que realice el Organismo Técnico de la Administración de los Servicios de Saneamiento (OTASS), para las Empresas Prestadoras de Servicios de Saneamiento.

f)

Las que realicen los gobiernos locales provinciales a favor de las Sociedades de Beneficencia cuyas funciones y competencias han sido transferidas por el Ministerio de la Mujer y Poblaciones Vulnerables, en el marco del proceso de descentralización, para el pago de remuneraciones.

g)

Las que se efectúen en aplicación de la Ley 29768, Ley de Mancomunidad Regional, y modificatorias. Para la aplicación de lo dispuesto por el artículo 10 de la mencionada ley, las transferencias de recursos se efectúan previa suscripción de convenio con cada uno de los gobiernos regionales conformantes de la mancomunidad, sin demandar recursos adicionales al Tesoro Público.

h)

Las que se realicen para el financiamiento y cofinanciamiento de las inversiones en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de los proyectos que no se encuentran bajo el ámbito de dicho Sistema Nacional, y el mantenimiento de carreteras y de infraestructura de saneamiento, así como para el desarrollo de capacidades productivas, entre los niveles de gobierno subnacional y de estos al Gobierno Nacional, previa suscripción del convenio respectivo. Las transferencias financieras se efectúan hasta el tercer trimestre del año 2023, debiéndose emitir el acuerdo de Consejo Regional o Concejo Municipal, según corresponda, dentro del plazo antes mencionado.

i)	Las que efectúen los gobiernos locales para las acciones siguientes:

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i.	Las acciones que se realicen en el marco de programas sociales, conforme a las disposiciones legales vigentes para dichos programas.

ii.	Las acciones que se realicen en aplicación de la Ley 29029, Ley de la Mancomunidad Municipal, y modificatorias.

iii.

El pago de las dietas y la prestación de los servicios públicos delegados a las municipalidades de centros poblados, en el marco de los artículos 131 y 133 de la Ley 27972, Ley Orgánica de Municipalidades, respectivamente.

iv.	La prestación de servicios y el mantenimiento de la infraestructura vial de su competencia, a cargo de sus organismos públicos.

v.

Las que se realicen por la imposición de papeletas por infracciones al Reglamento Nacional de Tránsito, a favor del Ministerio del Interior, conforme al artículo 13 de la Ley 28750, Ley que autoriza Crédito Suplementario en el Presupuesto del Sector Público para el Año Fiscal 2006 y dicta otras medidas.

vi.	A favor de las entidades prestadoras de servicios de saneamiento (EPS), para financiar gastos de mantenimiento, equipamiento e infraestructura de saneamiento.

j)

Las que realicen los gobiernos regionales y los gobiernos locales a favor de las empresas prestadoras de servicios de saneamiento (EPS) de sus respectivos ámbitos, para el financiamiento o cofinanciamiento de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de proyectos que no se encuentran bajo el ámbito de dicho sistema, de saneamiento, así como para la supervisión de los proyectos e inversiones antes mencionadas que los gobiernos regionales y gobiernos locales ejecuten en el ámbito de prestación de dicha EPS.

La autorización prevista en el presente literal no se aplica a los recursos transferidos a los gobiernos regionales y gobiernos locales en el marco del artículo 14 de la presente ley.

k)	Las que realice el Ministerio de Energía y Minas:

i.

A favor de los gobiernos regionales, cuyos recursos son destinados a financiar exclusivamente, a las direcciones y/o gerencias regionales de Energía y Minas de dichos gobiernos regionales para financiar el fortalecimiento de la capacidad de gestión regional en el ejercicio de las funciones en materia minero energética, en el marco del proceso de descentralización, hasta por la suma de S/ 5 200 000,00 (CINCO MILLONES DOSCIENTOS MIL Y 00/100 SOLES).

ii.

A favor de los gobiernos regionales con el objeto de fortalecer el proceso de formalización minera integral en las regiones, para realizar actividades de sensibilización y capacitación a los mineros en proceso de formalización, para la evaluación de los Instrumentos de Gestión Ambiental de Formalización, así como para la revisión del cumplimiento de los requisitos en el Expediente Técnico en el que se solicita la autorización de inicio/reinicio de las actividades mineras, hasta por la suma de S/ 14 052 000,00 (CATORCE MILLONES CINCUENTA Y DOS MIL Y 00/100 SOLES).

iii.

A favor de las empresas concesionarias de distribución eléctrica vinculadas al ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (FONAFE), y de la empresa de Administración de Infraestructura Eléctrica S.A. (ADINELSA), en el marco de lo establecido en la Ley 28749, Ley General de Electrificación Rural, y su reglamento, hasta por la suma de S/ 100 000 000,00 (CIEN MILLONES Y 00/100 SOLES).

iv.

A favor de Activos Mineros S.A.C - AMSAC para financiar las acciones de remediación ambiental del subsector minería, hasta por la suma de S/ 214 387 700,00 (DOSCIENTOS CATORCE MILLONES TRESCIENTOS OCHENTA Y SIETE MIL SETECIENTOS Y 00/100 SOLES).

v.

A favor de la empresa Petróleos del Perú - PETROPERÚ S.A., hasta por la suma de S/ 15 675 000,00 (QUINCE MILLONES SEISCIENTOS SETENTA Y CINCO MIL Y 00/100 SOLES), para financiar la administración provisional de la Concesión del Sistema de Distribución de Gas Natural por Red de Ductos de la Concesión Sur Oeste, que comprende la operación y mantenimiento del Sistema de Distribución de la referida Concesión y la prestación del servicio público de distribución de gas natural en las regiones de Arequipa, Moquegua y Tacna, a cargo de la empresa Petróleos del Perú - PETROPERÚ S.A. en atención a lo dispuesto en el Decreto Supremo 029-2020-EM, Decreto Supremo que otorga encargo especial a la Empresa Petróleos del Perú – PETROPERÚ S.A. para la administración provisional de la Concesión del Sistema de Distribución de Gas Natural por Red de Ductos de la Concesión Sur Oeste.

Los recursos públicos, bajo responsabilidad del Presidente del Directorio la Empresa Petróleos del Perú - PETROPERÚ S.A., deben ser destinados solo a los fines para los cuales se autoriza su transferencia financiera conforme al presente acápite.

Los recursos financieros no utilizados por la empresa Petróleos del Perú - PETROPERÚ S.A. al 31 de diciembre de 2023 deben ser revertidos al Tesoro Público, conforme a la normatividad del Sistema Nacional de Tesorería.

Lo establecido en el presente literal se financia con cargo al presupuesto institucional del Ministerio de Energía y Minas, por la fuente de financiamiento Recursos Directamente Recaudados de la Unidad Ejecutora 001 Ministerio de Energía y Minas - Central para el caso de los acápites i y ii, por la fuente de financiamiento Recursos Ordinarios de la Unidad Ejecutora 001 Ministerio de Energía y Minas - Central para el caso de los acápites iv, y v; y para lo autorizado en el acápite iii. con los recursos de la fuente de financiamiento Recursos Determinados correspondiente a la Unidad Ejecutora 005 Dirección General de Electrificación Rural (DGER), pudiendo incluir saldos de balance por dicha fuente que dicho ministerio previamente incorpora en su presupuesto institucional. Las transferencias financieras autorizadas por el presente literal se aprueban previa suscripción de convenio entre el Ministerio de Energía y Minas, y las entidades o empresas involucradas. Queda prohibido, bajo responsabilidad, destinar los recursos autorizados por la presente disposición a fines distintos para los cuales son transferidos.

Las entidades y empresas que reciben las transferencias financieras en el marco de lo establecido en el presente literal informan al Ministerio de Energía y Minas los avances físicos y financieros de la ejecución de dichos recursos, con relación a su cronograma de ejecución y/o las disposiciones contenidas en los convenios y/o adendas correspondientes.

/	Martes 6 de diciembre de 2022	NORMAS LEGALES	15

En el marco de lo establecido en el acápite v del presente literal, la empresa Petróleos del Perú - PETROPERÚ S.A. informa al Ministerio de Energía y Minas, los detalles de la ejecución de dichos recursos, en atención a lo dispuesto en el convenio de encargo especial suscrito entre las mencionadas entidades con fecha 28 de diciembre de 2020, en cumplimiento de lo establecido en el artículo 6 del Decreto Supremo 029-2020-EM.

l)

Las que realice la Autoridad Portuaria Nacional a favor de los gobiernos regionales para las autoridades portuarias regionales, en el marco del literal a) del artículo 30 de la Ley 27943, Ley del Sistema Portuario Nacional.

m)

Las que realice el Ministerio de Cultura a favor del Organismo Internacional Centro Regional para la Salvaguardia del Patrimonio Inmaterial de América Latina (CRESPIAL) hasta por el monto de S/ 2 000 000,00 (DOS MILLONES Y 00/100 SOLES), y a favor de organismos internacionales, en el marco de los convenios de cooperación de naturaleza interinstitucional y de asistencia técnica vigentes, para la adquisición de bienes y servicios destinados a la atención de actividades para el desarrollo de la conmemoración del Bicentenario de la Independencia del Perú.

Los saldos no utilizados de los recursos transferidos por el Ministerio de Cultura, con cargo a los recursos de su presupuesto institucional por la fuente de financiamiento Recursos Ordinarios, a favor de los organismos internacionales en el marco de lo establecido en el presente literal, deben ser devueltos al Tesoro Público una vez culminada la ejecución objeto de los convenios, de conformidad con lo establecido por el numeral 8 del artículo 20 del Decreto Legislativo 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

La aplicación de lo establecido en el presente literal se financia con cargo al presupuesto del Ministerio de Cultura, sin demandar recursos adicionales al Tesoro Público.

n)	Las que realice el Seguro Integral de Salud (SIS) para el financiamiento del costo de las prestaciones de salud brindadas a los asegurados al SIS.

ñ)

Las que realicen las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales que participan en el cofinanciamiento de los gastos de implementación, operación y mantenimiento de los Centros de Mejor Atención al Ciudadano - Centros MAC de la Plataforma MAC, a favor de las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales que administran dichos Centros MAC.

o)

Las que realicen los gobiernos regionales y gobiernos locales, durante el Año Fiscal 2023, a favor del Ministerio de Desarrollo Agrario y Riego, para la ejecución de Planes de Negocios a través de convenios de cooperación interinstitucional, en el marco del Programa de Compensaciones para la Competitividad - AGROIDEAS, a ser implementados en sus respectivos ámbitos territoriales.

La aplicación de lo establecido en el presente artículo se financia con cargo al presupuesto institucional de los gobiernos regionales o gobiernos locales, según corresponda, que participan en dicho Programa, por las fuentes de financiamiento Recursos Directamente Recaudados y Recursos Determinados, sin demandar recursos adicionales al Tesoro Público.

p)

Las que realice la Comisión Nacional para el Desarrollo y Vida sin Drogas (DEVIDA), durante el Año Fiscal 2023, a favor de la Oficina de las Naciones Unidas contra la Droga y el Delito (UNODC), para financiar las acciones en el marco del convenio de cooperación técnica suscrito o que suscriba con dicho organismo internacional, para la asistencia técnica al Estado Peruano en la implementación del sistema de monitoreo de control de la producción y comercio de cocaína.

q)

Las que realice el Ministerio de Educación, hasta por la suma de S/ 650 000,00 (SEISCIENTOS CINCUENTA MIL Y 00/100 SOLES), a favor de la Asociación Internacional para la Evaluación del Logro Educativo en el marco de la suscripción de convenios para la realización de evaluaciones estandarizadas, comparativas e internacionales de logros de aprendizaje.

La aplicación de lo establecido en el presente literal se financia con cargo al presupuesto del Ministerio de Educación, sin demandar recursos adicionales al Tesoro Público.

r)

Las que realice la Presidencia del Consejo de Ministros, a favor del Programa de las Naciones Unidas para el Desarrollo (PNUD), para continuar con la ejecución del Programa de “Fortalecimiento del Proceso de Descentralización y Modernización del Estado”.

Los saldos no utilizados de los recursos transferidos a favor de los organismos internacionales en el marco de la presente disposición, con cargo al presupuesto institucional por la fuente de financiamiento Recursos Ordinarios de las entidades anteriormente señaladas, deben ser devueltos al Tesoro Público una vez culminada la ejecución objeto de los convenios de administración de recursos, costos compartidos u otras modalidades similares, de conformidad con el numeral 8 del artículo 20 del Decreto Legislativo 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

La aplicación de presente literal se financia con cargo al presupuesto institucional del pliego Presidencia del Consejo de Ministros, sin demandar recursos adicionales al Tesoro Público.

s)

Las que realice la Autoridad de Transporte Urbano para Lima y Callao a favor de las municipalidades distritales de la provincia de Lima y de la Provincia Constitucional del Callao, a fin de dar cumplimiento a los compromisos pactados en los convenios de cooperación interinstitucional para la fiscalización del servicio público de transporte terrestre de personas.

16.2

Las transferencias financieras autorizadas en el numeral 16.1 se realizan, en el caso de las entidades del Gobierno Nacional, mediante resolución del titular del pliego, y en el caso de los gobiernos regionales y los gobiernos locales, mediante acuerdo de Consejo Regional o Concejo Municipal, respectivamente, requiriéndose en ambos casos el informe previo favorable de la Oficina de Presupuesto o la que haga sus veces en la entidad. La resolución del titular del pliego y el acuerdo del Consejo Regional se publican en el diario oficial El Peruano, y el acuerdo del Concejo Municipal se publica en su sede digital.

16.3

La entidad pública que transfiere, con excepción del acápite v del literal i) del numeral 16.1 del presente artículo, es responsable del monitoreo, seguimiento y cumplimiento de los fines y metas para los cuales transfirieron los recursos. Los recursos públicos, bajo responsabilidad, deben ser destinados solo a los fines para los cuales se autoriza su transferencia conforme al presente artículo.

Para el caso del literal c) del numeral 16.1 del presente artículo la Comisión Nacional para el Desarrollo y Vida sin Drogas (DEVIDA), es la encargada de efectuar el monitoreo y verificación del cumplimiento de las metas programadas de los productos correspondientes a los programas presupuestales “Programa de Desarrollo Alternativo Integral y Sostenible - PIRDAIS”, “Prevención y Tratamiento del Consumo de Drogas”, y “Gestión Integrada y Efectiva del Control de Oferta de Drogas en el Perú” con cargo a los recursos aprobados en las leyes anuales de presupuesto.

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Artículo 17.- Montos para la determinación de los procedimientos de selección

Los procedimientos de selección por licitación pública, concurso público, adjudicación simplificada y selección de consultores individuales se aplican de acuerdo a los siguientes márgenes:

a)	Contratación de obras:

•	Licitación pública, si el valor referencial es igual o superior a S/ 2 800 000,00 (DOS MILLONES OCHOCIENTOS MIL Y 00/100 SOLES).

•	Adjudicación simplificada, si el valor referencial es inferior a S/ 2 800 000,00 (DOS MILLONES OCHOCIENTOS MIL Y 00/100 SOLES).

Cuando el valor referencial de una obra pública sea igual o mayor a S/ 4 300 000,00 (CUATRO MILLONES TRESCIENTOS MIL Y 00/100 SOLES), la entidad debe contratar obligatoriamente la supervisión de obra. Tratándose de contratos celebrados bajo modelos contractuales de ingeniería de uso estándar internacional rigen las reglas establecidas en dichos contratos.

b)	Contratación de bienes:

•	Licitación pública, si el valor estimado es igual o superior a S/ 480 000,00 (CUATROCIENTOS OCHENTA MIL Y 00/100 SOLES).

•	Adjudicación simplificada, si el valor estimado es inferior a S/ 480 000,00 (CUATROCIENTOS OCHENTA MIL Y 00/100 SOLES).

c)	Contratación de servicios:

•	Concurso público, si el valor estimado o referencial, según corresponda, es igual o superior a S/ 480 000,00 (CUATROCIENTOS OCHENTA MIL Y 00/100 SOLES).

•	Adjudicación simplificada, si el valor estimado o referencial, según corresponda, es inferior a S/ 480 000,00 (CUATROCIENTOS OCHENTA MIL Y 00/100 SOLES).

•	Contratación de consultores individuales, si el valor estimado es igual o inferior a S/ 60 000,00 (SESENTA MIL Y 00/100 SOLES).

Artículo 18.- Recursos para el Fondo Especial para la Seguridad Ciudadana, FED y otros

18.1	Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos para lo siguiente:

a)

En el presupuesto institucional del pliego Ministerio del Interior, hasta la suma de S/ 126 737 339,00 (CIENTO VEINTISEIS MILLONES SETECIENTOS TREINTA Y SIETE MIL TRESCIENTOS TREINTA Y NUEVE Y 00/100 SOLES) en la fuente de financiamiento Recursos Ordinarios, para financiar la continuidad de la ejecución de proyectos de inversión previamente priorizados conforme a los fines del Fondo Especial para la Seguridad Ciudadana, creado por el Decreto de Urgencia 052-2011; y en el presupuesto institucional de los gobiernos locales, hasta por la suma de S/ 26 174 213,00 (VEINTISEIS MILLONES CIENTO SETENTA Y CUATRO MIL DOSCIENTOS TRECE Y 00/100 SOLES) para financiar la ejecución de proyectos de inversión en materia de seguridad ciudadana, conforme al Anexo II.

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados a fines distintos a los establecidos en el presente literal.

b)

En el presupuesto institucional del pliego Ministerio de Desarrollo e Inclusión Social (MIDIS), hasta la suma de S/ 75 000 000,00 (SETENTA Y CINCO MILLONES Y 00/100 SOLES), en la fuente de financiamiento Recursos Determinados, destinados, exclusivamente, para el financiamiento de los fines del Fondo de Estímulo al Desempeño y Logro de Resultados Sociales (FED), creado por la Octogésima Cuarta Disposición Complementaria Final de la Ley 30114, Ley de Presupuesto del Sector Público para el Año Fiscal 2014, con la finalidad de mejorar los indicadores de resultados priorizados por la Política Nacional de Desarrollo e Inclusión Social (PNDIS) y metas asociadas a la reducción de la violencia contra la mujer. Para tal fin, se autoriza al MIDIS, durante el Año Fiscal 2023, para realizar modificaciones presupuestarias en el nivel institucional, con cargo a los recursos a los que se refiere el párrafo precedente, a favor de las entidades del Gobierno Nacional y los gobiernos regionales, las que se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Desarrollo e Inclusión Social, a propuesta de este último.

Asimismo, se han asignado recursos en el presupuesto institucional del pliego MIDIS, hasta por la suma de S/ 5 000 000,00 (CINCO MILLONES Y 00/100 SOLES), en la fuente de financiamiento Recursos Determinados, destinados exclusivamente para el financiamiento de los gastos operativos del FED.

Con la finalidad de incentivar un mayor nivel de cumplimiento de las metas de los indicadores por parte de las entidades del Gobierno Nacional o gobiernos regionales participantes del FED, se autoriza al MIDIS a implementar el “Bono por Buen Cumplimiento FED”, a ser otorgado a las entidades participantes de dicho Fondo que han logrado un destacado nivel de cumplimiento de las referidas metas. El “Bono por Buen Cumplimiento FED” se financia con los saldos generados luego de la fase de verificación del cumplimiento de metas de los indicadores del FED, los cuales son transferidos por el MDIS a favor de las entidades beneficiarias de dicho Bono. Para tal efecto, se utiliza la metodología y/o procedimiento aprobado por el Comité Directivo FED.

c)

En el presupuesto institucional del pliego Ministerio de Desarrollo Agrario y Riego, hasta por la suma de S/ 83 492 336,00 (OCHENTA Y TRES MILLONES CUATROCIENTOS NOVENTA Y DOS MIL TRESCIENTOS TREINTA Y SEIS Y 00/100 SOLES), en la fuente de financiamiento Recursos Determinados, destinados, exclusivamente, para el financiamiento de los fines del Fondo Sierra Azul.

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Asimismo, se dispone que, durante el Año Fiscal 2023, el Fondo Sierra Azul financia y/o cofinancia inversiones en materia de riego, apoyo al desarrollo productivo, siembra y cosecha de agua y riego tecnificado viables o inversiones de optimización de ampliación marginal, de reposición y de rehabilitación, presentados por los tres niveles de gobierno y cuya ejecución estará a cargo del Ministerio de Desarrollo Agrario y Riego, gobiernos regionales y gobiernos locales. Para ello, las inversiones deben encontrarse bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, contar con expediente técnico o documento equivalente aprobado, vigente y registrado en el Banco de Inversiones, y estar registradas en la cartera de inversiones del Programa Multianual de Inversiones correspondiente. Para tal fin, se autoriza al Ministerio de Desarrollo Agrario y Riego, durante el Año Fiscal 2023, para realizar modificaciones presupuestarias en el nivel institucional a favor de los gobiernos regionales y gobiernos locales, previa suscripción del convenio respectivo, las que se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Desarrollo Agrario y Riego, a propuesta de este último.

18.2

Los decretos supremos que transfieren los recursos al que se refiere el literal c) del numeral 18.1 del presente artículo se publican hasta el 30 de junio de 2023; asimismo, los decretos supremos que transfieren los recursos a los que se refiere el literal b) del numeral 18.1 del presente artículo se publican hasta el 15 de noviembre de 2023. Las propuestas de decreto supremo correspondientes para la aplicación de lo autorizado en los literales b) y c) del numeral 18.1 del presente artículo deben ser presentadas al Ministerio de Economía y Finanzas en un plazo máximo de quince (15) días útiles antes de las fechas señaladas en el presente numeral.

18.3

Los recursos a los que se refiere el numeral 18.1 se ejecutan bajo las mismas formalidades, mecanismos y procedimientos aprobados en la normatividad vigente para los fondos mencionados en los referidos literales, en lo que les fuera aplicable.

Artículo 19.- Financiamiento para el modelo de ejecución de inversiones públicas en educación

19.1

Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2023, en el pliego Ministerio de Educación se han asignado recursos, hasta por la suma de S/ 2 028 598 718,00 (DOS MIL VEINTIOCHO MILLONES QUINIENTOS NOVENTA Y OCHO MIL SETECIENTOS DIECIOCHO Y 00/100 SOLES), para financiar el Proyecto Especial de Inversión Pública Escuelas Bicentenario creado a través del Decreto Supremo 011-2020-MINEDU, Decreto Supremo que crea el Proyecto Especial de Inversión Pública Escuelas Bicentenario, según el siguiente detalle:

a)

Hasta por la suma de S/ 26 771 155,00 (VEINTISEIS MILLONES SETECIENTOS SETENTA Y UN MIL CIENTO CINCUENTA Y CINCO Y 00/100 SOLES) por la fuente de financiamiento Recursos Ordinarios, para el financiamiento de los gastos operativos del Proyecto Especial de Inversión Pública Escuelas Bicentenario.

b)

Hasta por la suma de S/ 2 001 827 563,00 (DOS MIL UN MILLONES OCHOCIENTOS VEINTISIETE MIL QUINIENTOS SESENTA Y TRES Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, para el financiamiento de la Asistencia Técnica Especializada y la ejecución de la cartera de inversiones del Anexo del artículo 1 del Decreto Supremo 011-2020-MINEDU del Proyecto Especial de Inversión Pública Escuelas Bicentenario.

19.2

Se autoriza al Ministerio de Educación a realizar modificaciones presupuestarias en el nivel funcional programático a favor de la Asistencia Técnica Especializada y la cartera de inversiones del Proyecto Especial de Inversión Pública, con cargo a los recursos a los que se refiere el numeral 19.1. Para el fin señalado en el presente numeral, las referidas modificaciones presupuestarias quedan exceptuadas de lo establecido en los numerales 13.1, 13.2 y 13.3 del artículo 13 de la presente ley.

19.3	Los recursos a los que se refiere el presente artículo, no pueden ser destinados bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en el presente artículo.

Artículo 20.- Ejecución de gastos de inversión a inicios de año

Con el propósito de asegurar el financiamiento de las inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de proyectos que no se encuentren bajo el ámbito de dicho Sistema Nacional cuyos créditos presupuestarios fueron comprometidos y no devengados al 31 de diciembre de 2022, se autoriza a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, a efectuar anulaciones con cargo a los recursos de su presupuesto institucional destinados a financiar las inversiones y proyectos.

Para los fines señalados en el párrafo precedente, las anulaciones de las inversiones y proyectos solo pueden ser efectuadas hasta el 31 de enero de 2023; para lo cual las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales quedan exceptuadas de lo establecido en los numerales 13.1, 13.2 y 13.3 del artículo 13 de la presente ley, bajo responsabilidad del titular de la entidad.

Artículo 21.- Fondo de inversiones para los gobiernos regionales y gobiernos locales

21.1

Para garantizar, en el Año Fiscal 2023, la ejecución de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, a cargo de los gobiernos regionales y gobiernos locales, se crea el “Fondo de inversiones” a cargo del Ministerio de Economía y Finanzas, para el financiamiento de lo establecido en el numeral 21.2, hasta por la suma de S/ 2 500 000 000,00 (DOS MIL QUINIENTOS MILLONES Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios. Dicho Fondo se constituye en el pliego Ministerio de Economía y Finanzas y sus recursos se transfieren mediante modificaciones presupuestarias en el nivel institucional, que se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas. Los decretos supremos que aprueban las modificaciones presupuestarias en el marco del presente artículo se publican hasta el 14 de abril de 2023. Las solicitudes de financiamiento solo pueden ser presentadas al Ministerio de Economía y Finanzas, hasta el 24 de febrero de 2023.

El “Fondo de inversiones” se financia hasta por la suma de S/ 2 100 000 000,00 (DOS MIL CIEN MILLONES Y 00/100 SOLES), con el saldo presupuestal de libre disponibilidad de la fuente de financiamiento Recursos Ordinarios del año 2022 al que se hace referencia en el literal a) del artículo 18 del Decreto Legislativo 1276 y cuyo procedimiento de determinación se establece en la Resolución Ministerial 371-2008-EF/77. Para tal efecto, se exceptúa de la aplicación del literal a) del artículo 18 y del literal a) del numeral 20.3 del

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artículo 20 del Decreto Legislativo 1276, Decreto Legislativo que aprueba el Marco de la Responsabilidad y Transparencia Fiscal del Sector Público No Financiero, disponiéndose, asimismo, que los recursos bajo el alcance del presente párrafo no pueden ser utilizados en la Reserva Secundaria de Liquidez (RSL) a que se refiere el numeral 16.4 del artículo 16 del Decreto Legislativo 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

21.2

El “Fondo de inversiones” financia, en el Año Fiscal 2023, la ejecución de inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones, a cargo de los pliegos de los gobiernos regionales y gobiernos locales, que fueron financiadas en el Año Fiscal 2022 con la fuente de financiamiento Recursos Ordinarios y Recursos por Operaciones Oficiales de Crédito, y cuyos créditos presupuestarios fueron comprometidos y no devengados al 31 de diciembre de 2022, para ejecutar dichas intervenciones.

El compromiso se determina en función al registro en el Sistema Integrado de Administración Financiera del Sector Público (SIAF-SP) vinculado a los contratos derivados del procedimiento de selección en el ámbito de aplicación de la Ley de Contrataciones del Estado registrados al 31 de diciembre de 2022, en el Sistema Electrónico de Contrataciones del Estado (SEACE), conforme a las validaciones de la interfaz SIAF-SEACE y a la información que remita formalmente el Organismo Supervisor de las Contrataciones del Estado (OSCE). Para efectos de la determinación del compromiso en el caso de las contrataciones fuera del ámbito del SEACE, la Dirección General de Presupuesto Público puede utilizar información complementaria para la determinación del mencionado compromiso.

21.3

Lo dispuesto en los numerales 21.1 y 21.2 es aplicable siempre que dicho financiamiento no hubiera sido considerado en el presupuesto institucional del Año Fiscal 2023, por parte del respectivo pliego, para la misma inversión bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones. Para la determinación del monto que se autorice a los gobiernos regionales y los gobiernos locales en el marco de los numerales antes mencionados se considera el costo total de la inversión, el monto que se encuentra autorizado en el presupuesto institucional modificado del Año Fiscal 2023, el devengado acumulado al 31 de diciembre de 2022, y la proyección del monto ejecutable en el Año Fiscal 2023 para dicha inversión.

21.4

Cumplido el plazo señalado en el numeral 21.1, y de existir créditos presupuestarios del “Fondo de inversiones” que no hubieran sido transferidos en el marco de lo señalado en dicho numeral, se autoriza al Ministerio de Economía y Finanzas, a partir del 17 de abril de 2023, a realizar modificaciones presupuestarias en el nivel funcional programático, a favor de la Reserva de Contingencia a la que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Para tal fin, se autoriza al Ministerio de Economía y Finanzas a efectuar modificaciones presupuestarias en el nivel funcional programático con cargo a los mencionados saldos, las que se aprueban mediante resolución ministerial.

21.5

Lo establecido en la presente disposición no es aplicable a las inversiones financiadas con cargo al “Fondo para intervenciones ante la ocurrencia de desastres naturales” creado por el artículo 4 de la Ley 30458.

21.6	El numeral 21.1 del presente artículo entra en vigencia a partir del día siguiente de la publicación de la presente ley.

CAPÍTULO IV

GASTO PÚBLICO EN TEMAS PRIORITARIOS Y MEJORA DE LA CALIDAD DEL GASTO

Artículo 22.- Implementación de acciones vinculadas al Programa Presupuestal orientado a Resultados para Reducción de la Violencia contra la Mujer

22.1

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023 se han asignado recursos, hasta por la suma de S/ 560 683 238,00 (QUINIENTOS SESENTA MILLONES SEISCIENTOS OCHENTA Y TRES MIL DOSCIENTOS TREINTA Y OCHO Y 00/100 SOLES), para financiar acciones vinculadas al Programa Presupuestal orientado a Resultados para Reducción de la Violencia contra la Mujer (PPoR RVcM), conforme a lo siguiente:

a)

Hasta por la suma de S/ 258 940 167,00 (DOSCIENTOS CINCUENTA Y OCHO MILLONES NOVECIENTOS CUARENTA MIL CIENTO SESENTA Y SIETE Y 00/100 SOLES) a favor del Ministerio de la Mujer y Poblaciones Vulnerables.

b)	Hasta por la suma de S/ 116 438 253,00 (CIENTO DIECISÉIS MILLONES CUATROCIENTOS TREINTA Y OCHO MIL DOSCIENTOS CINCUENTA Y TRES Y 00/100 SOLES) a favor del Ministerio Público.

c)	Hasta por la suma de S/ 108 231 679,00 (CIENTO OCHO MILLONES DOSCIENTOS TREINTA Y UN MIL SEISCIENTOS SETENTA Y NUEVE 00/100 SOLES) a favor del Poder Judicial.

d)	Hasta por la suma de S/ 33 273 248,00 (TREINTA Y TRES MILLONES DOSCIENTOS SETENTA Y TRES MIL DOSCIENTOS CUARENTA Y OCHO Y 00/100 SOLES) a favor del Ministerio de Justicia y Derechos Humanos.

e)	Hasta por la suma de S/ 25 753 750,00 (VEINTICINCO MILLONES SETECIENTOS CINCUENTA Y TRES MIL SETECIENTOS CINCUENTA Y 00/100 SOLES) a favor del Ministerio de Salud.

f)	Hasta por la suma de S/ 3 440 500,00 (TRES MILLONES CUATROCIENTOS CUARENTA MIL QUINIENTOS Y 00/100 SOLES) a favor del Ministerio del Interior.

g)	Hasta la suma de S/ 1 032 343,00 (UN MILLÓN TREINTA Y DOS MIL TRESCIENTOS CUARENTA Y TRES Y 00/100 SOLES) a favor del pliego Ministerio del Ministerio de Educación.

h)	Hasta la suma de S/ 13 470 523,00 (TRECE MILLONES CUATROCIENTOS SETENTA MIL QUINIENTOS VEINTITRÉS Y 00/100 SOLES) a favor de los gobiernos regionales.

i)	Hasta por la suma de S/ 102 775,00 (CIENTO DOS MIL SETECIENTOS SETENTA Y CINCO Y 00/100 SOLES) a favor de los gobiernos locales.

22.2

De los recursos señalados en el numeral 22.1, se dispone hasta la suma de S/ 261 383 680,00 (DOSCIENTOS SESENTA Y UN MILLONES TRESCIENTOS OCHENTA Y TRES MIL SEISCIENTOS OCHENTA Y 00/100 SOLES), para financiar la continuidad del Sistema Nacional Especializado de Justicia para la Protección y Sanción de la Violencia contra las Mujeres e Integrantes del Grupo Familiar (SNEJ) en los distritos judiciales de Arequipa, Áncash, Callao, Cusco, Junín, Lima Este, Lima Norte y Ventanilla, conforme a lo siguiente:

a)	Hasta la suma de S/ 116 438 253,00 (CIENTO DIECISÉIS MILLONES CUATROCIENTOS TREINTA Y OCHO MIL DOSCIENTOS CINCUENTA Y TRES Y 00/100 SOLES) a favor del Ministerio Público.

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b)	Hasta la suma de S/ 108 231 679,00 (CIENTO OCHO MILLONES DOSCIENTOS TREINTA Y UN MIL SEISCIENTOS SETENTA Y NUEVE 00/100 SOLES) a favor del Poder Judicial.

c)	Hasta la suma de S/ 33 273 248,00 (TREINTA Y TRES MILLONES DOSCIENTOS SETENTA Y TRES MIL DOSCIENTOS CUARENTA Y OCHO Y 00/100 SOLES) a favor del Ministerio de Justicia y Derechos Humanos.

d)	Hasta la suma de S/ 3 440 500,00 (TRES MILLONES CUATROCIENTOS CUARENTA MIL QUINIENTOS Y 00/100 SOLES) a favor del Ministerio del Interior.

22.3

En un plazo máximo de treinta (30) días calendario contados a partir de la vigencia de la presente ley, mediante decreto supremo refrendado por la Ministra de la Mujer y Poblaciones Vulnerables, en coordinación con los pliegos a cargo de la implementación del SNEJ, y con opinión favorable de la Dirección General de Presupuesto Público, se aprueban las metas de implementación y el mecanismo de seguimiento de las acciones financiadas en el marco de la implementación de los Centros de Emergencia Mujer (CEM) y del SNEJ. La solicitud de opinión favorable solo puede ser presentada al Ministerio de Economía y Finanzas hasta el 16 de enero de 2023, y el decreto supremo correspondiente se publica dentro del plazo previsto en el presente numeral.

22.4

Se dispone que, en el Año Fiscal 2023, se aprueba la línea de producción de la Actividad 5006357: “Servicios especializados e interdisciplinarios que incluyen dimensiones legales, sociales y psicológicas que coadyuvan a su proceso de búsqueda de acceso a la justicia” del producto 3000904: “Servicios especializados de atención y recepción de denuncias para casos de violencia contra las mujeres” del Programa Presupuestal 1002: “Productos específicos para reducción de la violencia contra la mujer”, hasta el 28 de abril de 2023, mediante Resolución Ministerial del Ministerio de la Mujer y Poblaciones Vulnerables, y con opinión previa favorable de la Dirección General de Presupuesto Público. Dicha Resolución Ministerial se publica en la sede digital del referido Ministerio dentro del plazo antes mencionado.

22.5

De los recursos previstos en el numeral 22.1, se dispone que se ha asignado recursos hasta por la suma de S/ 25 753 750,00 (VEINTICINCO MILLONES SETECIENTOS CINCUENTA Y TRES MIL SETECIENTOS CINCUENTA Y 00/100 SOLES) a favor del Ministerio de Salud, y hasta por la suma de S/ 12 232 144,00 (DOCE MILLONES DOSCIENTOS TREINTA Y DOS MIL CIENTO CUARENTA Y CUATRO Y 00/100 SOLES) a favor de los gobiernos regionales, para financiar las actividades que correspondan a los Productos 3000901: “Mujeres con servicios de detección, referenciación y atención inmediata en casos de violencia”; 3000909: “Niñas, niños y adolescentes víctimas directas e indirectas de maltrato infantil y violencia sexual con problemas de conducta sexual, reciben tratamientos cognitivo conductuales adecuados” y 3000915: “Mujeres en etapa perinatal con servicios de detección, referenciación, plan de seguridad y acompañamiento en casos de violencia”, en el marco del PPoR RVcM. Dichas actividades se brindan a la población de manera articulada con los servicios de salud del Programa Presupuestal 131 “Control y Prevención en Salud Mental”.

22.6

Se autoriza, de manera excepcional, al Ministerio de la Mujer y Poblaciones Vulnerables, para realizar modificaciones presupuestarias en el nivel funcional programático, para habilitar recursos en las categorías presupuestales 9001: “Acciones centrales” y 9002: “Asignaciones presupuestarias que no resultan en productos” (APNOP), con cargo a los recursos previstos en el Producto 3000001: “Acciones comunes” del Programa Presupuestal 1002: “Productos específicos para reducción de la violencia contra la mujer”, previa opinión favorable de la Dirección General de Presupuesto Público. Dichas modificaciones presupuestarias se realizan hasta el 28 de abril de 2023.

22.7	Los recursos a los que se refiere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en el referido artículo.

Artículo 23.- Implementación de acciones vinculadas al Desarrollo Infantil Temprano

23.1

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023 se han asignado recursos, hasta por la suma de S/ 2 726 830 776 00 (DOS MIL SETECIENTOS VEINTISEIS MILLONES OCHOCIENTOS TREINTA MIL SETECIENTOS SETENTA Y SEIS Y 00/100 SOLES) para financiar acciones vinculadas al Programa Presupuestal orientado a Resultados de Desarrollo Infantil Temprano (PPoR DIT), conforme al siguiente detalle:

a)	Hasta la suma de S/ 552 817 841,00 (QUINIENTOS CINCUENTA Y DOS MILLONES OCHOCIENTOS DIECISIETE MIL OCHOCIENTOS CUARENTA Y UNO Y 00/100 SOLES) a favor del Ministerio de Salud.

b)	Hasta la suma de S/ 494 312 288,00 (CUATROCIENTOS NOVENTA Y CUATRO MILLONES TRESCIENTOS DOCE MIL DOSCIENTOS OCHENTA Y OCHO Y 00/100 SOLES) a favor del Ministerio de Desarrollo e Inclusión Social.

c)	Hasta la suma de S/ 59 304 527,00 (CINCUENTA Y NUEVE MILLONES TRESCIENTOS CUATRO MIL QUINIENTOS VEINTISIETE Y 00/100 SOLES) a favor del Seguro Integral de Salud.

d)	Hasta la suma de S/ 9 807 675,00 (NUEVE MILLONES OCHOCIENTOS SIETE MIL SEISCIENTOS SETENTA Y CINCO Y 00/100 SOLES) a favor del Instituto Nacional de Salud.

e)	Hasta la suma de S/ 1 493 301 067,00 (MIL CUATROCIENTOS NOVENTA Y TRES MILLONES TRESCIENTOS UN MIL SESENTA Y SIETE Y 00/100 SOLES) a favor de los gobiernos regionales.

f)	Hasta la suma de S/ 117 287 378,00 (CIENTO DIECISIETE MILLONES DOSCIENTOS OCHENTA Y SIETE MIL TRESCIENTOS SETENTA Y OCHO Y 00/100 SOLES) a favor de los gobiernos locales.

23.2

Se dispone que, para el Año Fiscal 2023, los productos 3033251 “Familias saludables con conocimientos para el cuidado infantil, lactancia materna exclusiva y la adecuada alimentación y protección del menor de 36 meses”, 3033315 “Atención de otras enfermedades prevalentes”, 3033414 “Atención de niños y niñas con parasitosis intestinal” del Programa Presupuestal 0001; forman parte de la Estructura Funcional Programática del PPoR DIT.

23.3

Se autoriza, de manera excepcional, a los pliegos Ministerio de Salud, Instituto Nacional de Salud y gobiernos regionales, para realizar modificaciones presupuestarias en el nivel funcional programático, para habilitar recursos en las categorías presupuestales 9001 “Acciones centrales” y 9002 “Asignaciones presupuestarias que no resultan en productos” (APNOP), con cargo a los recursos previstos en el Producto 3000001 “Acciones comunes” del Programa Presupuestal 1001 “Productos específicos para desarrollo infantil temprano”, previa opinión favorable de la Dirección General de Presupuesto Público. Dichas modificaciones presupuestarias se realizan hasta el 28 de abril de 2023.

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23.4	Los recursos a los que se refiere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en el referido artículo.

Artículo 24.- Ampliación de meta física del Programa Nacional de Alimentación Escolar Qali Warma

24.1

Con el propósito de asegurar la sostenibilidad del financiamiento para la ejecución del gasto público, es requisito que la ampliación de la meta física del Programa Nacional de Alimentación Escolar Qali Warma del pliego Ministerio de Desarrollo e Inclusión Social, cuente con la opinión previa favorable de la Dirección General de Presupuesto Público.

Las solicitudes de opinión favorable, en atención a lo regulado en el presente artículo, solo pueden ser presentadas a la Dirección General de Presupuesto Público hasta el 31 de mayo de 2023.

24.2

Los requerimientos de opinión previa a que se refiere el presente artículo, deben ser sustentados en función a los registros del Sistema de Información de Apoyo a la Gestión de la Institución Educativa – SIAGIE.

Artículo 25.- Financiamiento de acciones para atenciones del friaje, heladas y nevadas

25.1

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Ministerio de Vivienda, Construcción y Saneamiento hasta por la suma de S/ 304 044 757,00 (TRESCIENTOS CUATRO MILLONES CUARENTA Y CUATRO MIL SETECIENTOS CINCUENTA Y SIETE Y 00/100 SOLES), y en el pliego Ministerio de Desarrollo Agrario y Riego hasta por la suma de S/ 80 349 600,00 (OCHENTA MILLONES TRESCIENTOS CUARENTA Y NUEVE MIL SEISCIENTOS Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, para financiar la implementación de viviendas rurales y construcción de cobertizos, aseguramiento de la provisión de alimentos para ganado y camélidos, y adquisición de kits agropecuarios, en las zonas afectadas por friajes, heladas y nevadas de acuerdo a la focalización y metas establecidas en el Plan Multisectorial de Heladas y Friaje 2022-2024 y sus actualizaciones, quedando dichos ministerios facultados para ejecutar las acciones comprendidas en dicho financiamiento, según corresponda.

25.2

La Presidencia del Consejo de Ministros, como ente rector encargado de realizar el monitoreo y seguimiento al cumplimiento de los compromisos del Plan Multisectorial ante Heladas y Friaje 2022-2024 y sus actualizaciones, remite a la Dirección General de Presupuesto Público, hasta el 31 de enero de 2024, información sobre el avance de los indicadores de resultados finales y específicos comprendidos en dicho Plan, así como la base de datos que sustenten dichos resultados.

25.3	Los recursos a los que se refiere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, para fines distintos a los señalados en el referido artículo.

Artículo 26.- Medidas en materia de evaluaciones independientes para el Año Fiscal 2023

26.1

Se dispone que la Dirección General de Presupuesto Público aprueba el calendario de evaluaciones independientes correspondientes al año 2023, el cual se publica en la sede digital del Ministerio de Economía y Finanzas, hasta el 31 de enero de 2023.

26.2

En el marco del calendario de evaluaciones independientes correspondientes al Año Fiscal 2023, las instituciones públicas cuyos programas, intervenciones, políticas, entre otros, que hayan sido seleccionados en el Año Fiscal 2023 para evaluación, deben remitir al Ministerio de Economía y Finanzas las bases de datos nominadas y no nominadas, así como el acceso a los sistemas de información necesarios para llevar a cabo dichas evaluaciones, en un plazo no mayor a veinte (20) días calendario de efectuado el requerimiento por dicho Ministerio.

26.3

Se dispone que la Dirección General de Presupuesto Público apruebe la actualización de compromisos de mejora de desempeño priorizados, correspondientes a las matrices de compromisos que fueron suscritas entre los años 2012 a 2018 conforme al numeral 23.2 del artículo 23 de la Ley 30879, Ley de Presupuesto del Sector Público para el Año Fiscal 2019, los cuales se publican en la sede digital del Ministerio de Economía y Finanzas hasta el 31 de enero de 2023.

26.4

El cumplimiento de todos los compromisos de mejora de desempeño que se encuentren vencidos a la fecha de iniciada la fase de Formulación Presupuestaria correspondiente al Presupuesto del Sector Público para el Año Fiscal 2024, es un factor de consideración para la evaluación y aprobación de solicitudes de recursos en dicha fase.

Artículo 27.- Incentivos Presupuestarios en el marco del Presupuesto por Resultados

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el presupuesto institucional del pliego Ministerio de Economía y Finanzas, hasta por la suma de S/ 990 000 000,00 (NOVECIENTOS NOVENTA MILLONES Y 00/100 SOLES), para el financiamiento de los Incentivos Presupuestarios a cargo del Ministerio de Economía y Finanzas, conforme al siguiente detalle:

a)

Hasta por la suma de S/ 700 000 000,00 (SETECIENTOS MILLONES Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, destinados, exclusivamente, para el financiamiento de los fines del Programa de Incentivos a la Mejora de la Gestión Municipal (PI).

La transferencia de los recursos autorizados por el presente literal se aprueba mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Presupuesto Público, y se incorporan en los gobiernos locales, en la fuente de financiamiento Recursos Determinados. El decreto supremo que transfiere los recursos se publica hasta el 30 de abril de 2023.

El Ministerio de Economía y Finanzas, mediante decreto supremo publicado hasta el 31 de enero de 2023, establece los procedimientos para el cumplimiento de metas y la asignación condicionada de recursos del Programa de Incentivos a la Mejora de la Gestión Municipal 2023.

b)

Hasta por la suma de S/ 280 000 000,00 (DOSCIENTOS OCHENTA MILLONES Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, destinados, exclusivamente, para el financiamiento de los fines del Reconocimiento a la Ejecución de Inversiones (REI). La transferencia de los recursos autorizados por el presente literal se aprueba mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Presupuesto Público, y se incorporan en los gobiernos regionales y gobiernos locales, en la fuente de financiamiento Recursos Ordinarios, para el financiamiento de inversiones en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones. El decreto supremo que transfiere los recursos se publica hasta el 30 de junio de 2023.

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c)

Hasta por la suma de S/ 10 000 000,00 (DIEZ MILLONES Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, con cargo a los recursos a los que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, destinados, exclusivamente, para la transferencia condicionada al Producto 3000465: Población de 0-3 años con documento nacional de identidad - apoyo social de Programa Presupuestal 079: Acceso de la Población a la Identidad a cargo del RENIEC, previo cumplimiento de indicadores y metas que debe efectuar el RENIEC. Las transferencias de los recursos autorizados por el presente literal se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Presupuesto Público, y se incorporan en el Registro Nacional de Identificación y Estado Civil (RENIEC), en la fuente de financiamiento Recursos Ordinarios. El Ministerio de Economía y Finanzas, a través de la Dirección General de Presupuesto Público, mediante Resolución Directoral, establece los indicadores, metas y procedimientos para el cumplimiento, para la asignación de recursos de la transferencia condicionada vinculada al Producto 3000465: Población de 0-3 años con documento nacional de identidad - apoyo social del Programa Presupuestal 0079: Acceso de la Población a la Identidad a cargo del RENIEC. El decreto supremo que transfiere los recursos se publica hasta el 4 de agosto de 2023.

CAPÍTULO V

DISPOSICIONES ESPECIALES EN MATERIA DE SALUD

Artículo 28. Implementación del Decreto Legislativo 1153

28.1

Se autoriza al Ministerio de Salud a efectuar, durante el Año Fiscal 2023, modificaciones presupuestarias en el nivel institucional a favor del Instituto Nacional de Salud, del Instituto Nacional de Enfermedades Neoplásicas (INEN) y de los gobiernos regionales, según corresponda, hasta por la suma de S/ 78 343 069,00 (SETENTA Y OCHO MILLONES TRESCIENTOS CUARENTA Y TRES MIL SESENTA Y NUEVE Y 00/100 SOLES), con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al Tesoro Público, para financiar lo siguiente:

a)

El pago de la asignación por cumplimiento de las metas institucionales, indicadores de desempeño y compromisos de mejora de los servicios alcanzados en el Año Fiscal 2022 en el marco de lo dispuesto en el artículo 15 del Decreto Legislativo 1153, Decreto Legislativo que regula la Política Integral de Compensaciones y Entregas Económicas del personal de la salud al servicio del Estado.

b)

El pago de las entregas económicas para el personal de la salud por el cumplimiento de 25 y 30 años de servicios, sepelio y luto y el pago de la compensación por tiempo de servicios, en el marco de lo dispuesto en el Decreto Supremo 015-2018-SA, Decreto Supremo que aprueba el Reglamento del Decreto Legislativo 1153.

28.2

Para la aplicación de lo establecido en el numeral 28.1, es requisito que las plazas se encuentren registradas en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas.

28.3

Se dispone que, para la aplicación de lo establecido en el numeral 28.1 y para efectos de la implementación de las acciones del Decreto Legislativo 1153, durante el Año Fiscal 2023, el Ministerio de Salud, sus Organismos Públicos, los gobiernos regionales y las entidades comprendidas en el ámbito de aplicación del Decreto Legislativo 1153, quedan exonerados de lo establecido en el artículo 6 de la presente ley.

28.4

Las modificaciones presupuestarias en el nivel institucional autorizadas por el presente artículo se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Salud, a propuesta de este último. Las propuestas de decreto supremo correspondientes se presentan al Ministerio de Economía y Finanzas, a más tardar hasta el 02 de octubre de 2023, y los decretos supremos se publican hasta el 10 de noviembre de 2023.

28.5

Los recursos a los que se refiere el presente artículo no deben destinarse a fines distintos de aquellos para los cuales fueron asignados, bajo responsabilidad, debiendo ejecutarse conforme a las condiciones o disposiciones que para tal efecto establece el Ministerio de Salud y a la normatividad de la materia.

28.6

Se dispone que para la asignación por cumplimiento de las metas institucionales, indicadores de desempeño y compromisos de mejora de los servicios alcanzados en el Año Fiscal 2023 en el marco de lo dispuesto en el artículo 15 del Decreto Legislativo 1153, cuyo pago se realiza en el Año Fiscal 2024, el Ministerio de Salud aprueba, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Salud, a propuesta de este último, los criterios técnicos correspondientes para la definición de las metas, indicadores de desempeño a nivel de resultado, producto, insumo o proceso de programas presupuestales asociadas a dichos pagos, así como los scripts para replicar y contrastar los indicadores de desempeño que se aprueben mediante el decreto supremo antes mencionado. Dicho decreto supremo se publica hasta el 31 de diciembre de 2022.

Durante el Año Fiscal 2023, con una periodicidad mensual, según corresponda, el Ministerio de Salud debe poner a disposición del Ministerio de Economía y Finanzas las bases de datos para la verificación del avance del cumplimiento de las metas, así como de la programación de turnos, de corresponder.

28.7

Lo dispuesto en el numeral 28.6 del presente artículo entra en vigencia al día siguiente de la publicación de la presente ley, solo para efecto de la publicación del decreto supremo al que se refiere dicho numeral.

Artículo 29.- Autorización para realizar modificaciones presupuestarias en el nivel institucional a favor de los gobiernos regionales y financiamiento de acciones en el marco del Programa Presupuestal 0131: Control y Prevención en Salud Mental

29.1

Se autoriza al Ministerio de Salud para efectuar modificaciones presupuestarias en el nivel institucional, hasta por la suma de S/ 50 000 000,00 (CINCUENTA MILLONES Y 00/100 SOLES), con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al Tesoro Público, a favor de los gobiernos regionales, para financiar, durante el Año Fiscal 2023, la operación y mantenimiento de nuevos establecimientos de salud que entraron en funcionamiento a partir del segundo semestre del año 2022. Dichos establecimientos deben implementar la programación de turnos y citas en un aplicativo informático dispuesto para ello.

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Las modificaciones presupuestarias autorizadas en el presente numeral se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Salud, a propuesta de este último. Para la aprobación de las modificaciones presupuestarias a que se hace referencia, el Ministerio de Salud debe validar previamente el Plan de Implementación Multianual del nuevo establecimiento de salud, aprobado por el gobierno regional, según corresponda. Los gobiernos regionales a los que se les hayan transferido recursos en el marco del presente numeral, emiten un informe técnico sobre el cumplimiento y avance físico y financiero de la ejecución de dichos recursos, en el marco de su Plan de Implementación Multianual, el mismo que debe estar alineado a la gradualidad de entrada en funcionamiento de los servicios. Este informe se remite al Ministerio de Salud y se publica en las sedes digitales de dichas entidades hasta el 23 de febrero de 2024.

29.2

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el presupuesto institucional del Ministerio de Salud, Instituto Nacional Penitenciario y gobiernos regionales hasta por la suma de S/ 137 397 504,00 (CIENTO TREINTA Y SIETE MILLONES TRESCIENTOS NOVENTA Y SIETE MIL QUINIENTOS CUATRO Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, conforme al siguiente detalle:

a)

Hasta por la suma de S/ 134 360 868,00 (CIENTO TREINTA Y CUATRO MILLONES TRESCIENTOS SESENTA MIL OCHOCIENTOS SESENTA Y OCHO Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, en el presupuesto institucional de los gobiernos regionales, para financiar los productos en el marco del Programa Presupuestal 0131: Control y Prevención en Salud Mental, atendidos a través de las Instituciones Prestadoras de Servicios de Salud (IPRESS), Centros de Salud Mental Comunitarios, Unidades de Hospitalización en Salud Mental y Adicciones y Hogares Protegidos, así como la ejecución de acciones en el marco del Programa Presupuestal 0131: Control y Prevención en Salud Mental, relacionadas al tratamiento de problemas de salud mental y/o bienestar emocional.

b)

Hasta por la suma de S/ 954 136,00 (NOVECIENTOS CINCUENTA Y CUATRO MIL CIENTO TREINTA Y SEIS Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, en el presupuesto institucional del Ministerio de Salud, para financiar acciones de seguimiento y monitoreo de los servicios de salud mental, en el producto 3000001 Acciones comunes del Programa Presupuestal 0131: Control y Prevención en Salud Mental.

c)

Hasta por el monto de S/ 2 082 500,00 (DOS MILLONES OCHENTA Y DOS MIL QUINIENTOS Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, en el presupuesto institucional del Instituto Nacional Penitenciario, Unidad Ejecutora 000018 INPE Oficina Regional Lima, para financiar el producto 3000703 Personas con trastornos mentales judicializadas tratadas del Programa Presupuestal 0131: Control y Prevención en Salud Mental, atendidos a través de los Servicios de Salud Mental de los establecimientos penitenciarios del Callao, San Juan de Lurigancho y Mujeres Chorrillos.

29.3	Los recursos públicos a los que se refiere el numeral precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en dicho numeral.

Artículo 30.- Compra centralizada de productos farmacéuticos, dispositivos médicos y productos sanitarios a través del Centro Nacional de Abastecimiento de Recursos Estratégicos en Salud (CENARES) a favor de afiliados al Seguro Integral de Salud en el marco del aseguramiento universal en salud

30.1

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Ministerio de Salud, hasta por la suma de S/ 450 000 000,00 (CUATROCIENTOS CINCUENTA MILLONES Y 00/100 SOLES), en la fuente de financiamiento Recursos Ordinarios, para que, a través del Centro Nacional de Abastecimiento de Recursos Estratégicos en Salud (CENARES) de dicho Ministerio, adquiera los productos farmacéuticos, dispositivos médicos y productos sanitarios, en beneficio de los afiliados al Seguro Integral de Salud.

30.2

Para tal efecto, mediante resolución ministerial del Ministerio de Salud, en coordinación con el Seguro Integral de Salud, se aprueba, hasta el 11 de enero de 2023, el proceso operativo de solicitud de estos productos por parte de los establecimientos de salud del Ministerio de Salud, sus organismos públicos adscritos y los establecimientos de salud de los gobiernos regionales, así como el uso de los recursos para la adquisición y distribución de estos. Dicha resolución ministerial debe contener un anexo con el detalle del monto disponible para cada pliego y unidad ejecutora para la realización de compras centralizadas a través del CENARES.

El CENARES mensualmente debe publicar en su sede digital los recursos disponibles con los que cuenta cada unidad ejecutora para la realización de compras centralizadas y su posterior distribución, así como el detalle del monto disponible para cada pliego y unidad ejecutora.

30.3

El Seguro Integral de Salud, como parte del pago que efectúa a las unidades ejecutoras por las prestaciones otorgadas a sus asegurados, considera el gasto incurrido por el CENARES en las compras realizadas a favor de cada uno de los pliegos y unidades ejecutoras, según lo dispuesto en el presente artículo.

30.4	Los recursos a los que se refiere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en el referido artículo.

Artículo 31.- Transferencia de recursos para la adquisición de medicamentos a través de la Organización Panamericana de la Salud, el Fondo de las Naciones Unidas para la Infancia (UNICEF) y del Fondo de Población de las Naciones Unidas (UNFPA)

31.1

Se autoriza, durante el Año Fiscal 2023, al Ministerio de Salud y al Seguro Social de Salud (EsSalud), para efectuar adquisiciones a través de la Organización Panamericana de la Salud (OPS/OMS), el Fondo de las Naciones Unidas para la Infancia (UNICEF) y del Fondo de Población de las Naciones Unidas (UNFPA), de productos farmacéuticos, vacunas, dispositivos médicos, productos sanitarios y otros bienes necesarios para las intervenciones estratégicas sanitarias definidas por el Ministerio de Salud y el EsSalud a través de resolución del titular de la entidad.

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Para dicho efecto, los titulares de las entidades suscriben convenios de cooperación técnica u otros de naturaleza análoga, incluidas sus adendas, con los citados organismos internacionales, previo informe técnico del Ministerio de Salud y del EsSalud, según corresponda, que demuestre las ventajas del convenio en términos de eficiencia económica, así como las garantías de una entrega oportuna. Dicho informe debe contar con el informe favorable de la Oficina de Planeamiento y Presupuesto, o la que haga sus veces, el cual demuestre la disponibilidad de recursos para su financiamiento, así como con un informe legal de la Oficina de Asesoría Jurídica o la que haga sus veces.

31.2

El Ministerio de Salud y el EsSalud quedan autorizados para transferir financieramente, a favor del organismo internacional respectivo, con cargo a su presupuesto institucional, los recursos correspondientes para la ejecución de los convenios de cooperación técnica u otras de naturaleza análoga celebrados en el marco de lo establecido en la presente disposición. Dichas transferencias financieras se autorizan mediante resolución del titular de la entidad, que se publican en el diario oficial El Peruano, previa suscripción de convenios, quedando prohibido, bajo responsabilidad, destinar los recursos autorizados por la presente disposición a fines distintos para los cuales son transferidos.

31.3

El Ministerio de Salud y EsSalud, bajo la responsabilidad de su respectivo titular, deben proveer información a la Contraloría General de la República. La Contraloría General de la República efectúa control concurrente en las acciones del Ministerio de Salud y EsSalud orientadas a la celebración e implementación de los convenios celebrados en el marco de lo establecido en el presente artículo, de acuerdo a las disposiciones reglamentarias que para tal efecto emita dicho órgano superior de control.

El Ministerio de Salud y EsSalud informan trimestralmente a la Comisión de Presupuesto y Cuenta General de la República del Congreso de la República sobre el avance o ejecución de las compras autorizadas en la presente disposición.

31.4

Los saldos no utilizados de los recursos transferidos por el Ministerio de Salud, con cargo a los recursos de su presupuesto institucional por la fuente de financiamiento Recursos Ordinarios, a favor de los organismos internacionales en el marco de lo establecido en el presente artículo, deben ser devueltos al Tesoro Público una vez culminada la ejecución objeto de los convenios, de conformidad con lo establecido por el numeral 8 del artículo 20 del Decreto Legislativo 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

Artículo 32.- Continuidad de la implementación del operador logístico en beneficio de los afiliados al Seguro Integral de Salud

32.1

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Ministerio de Salud, hasta por la suma de S/ 60 000 000,00 (SESENTA MILLONES Y 00/100 SOLES), en la fuente de financiamiento Recursos Ordinarios, para financiar la continuidad de la implementación del operador logístico que garantice la distribución, abastecimiento y disponibilidad de los productos farmacéuticos, dispositivos médicos, productos sanitarios y oxígeno, y otros recursos estratégicos en salud, en el marco del Decreto de Urgencia 007-2019 y su reglamento aprobado mediante Decreto Supremo 026-2019-SA.

32.2

La adquisición y distribución de estos recursos deben ser realizadas con el objetivo de mantener el nivel de disponibilidad óptimo y en normo-stocks de los medicamentos esenciales, en los establecimientos de salud dependientes del Gobierno Nacional y de los gobiernos regionales.

32.3

Las bases de datos de las transacciones involucradas en la implementación de la presente medida, así como lo dispuesto en el artículo 30, lo que incluye la disponibilidad de los niveles de stock de suministros médicos por punto de atención, deben ser publicadas y actualizadas mensualmente en la sede digital del Ministerio de Salud, y remitidas con una periodicidad mensual al Ministerio de Economía y Finanzas.

32.4	Los recursos a los que se refiere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, para fines distintos a los señalados en el referido artículo.

Artículo 33.- Continuidad de políticas del Aseguramiento Universal en Salud

33.1

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Seguro Integral de Salud, hasta por la suma de S/ 500 000 000,00 (QUINIENTOS MILLONES Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, para que durante el Año Fiscal 2023, se financie la continuidad de las políticas de Aseguramiento Universal en Salud dispuestas por los numerales 2.1 y 2.2 del artículo 2 y los numerales 3.1, 3.2, 3.3 y 3.7 del artículo 3 del Decreto de Urgencia 046-2021, Decreto de Urgencia que dicta medidas extraordinarias y urgentes en materia económica y financiera para fortalecer el Aseguramiento Universal en Salud en el marco de la Emergencia Nacional por la COVID-19, modificado mediante Decreto de Urgencia 078-2021, así como financiar los gastos de viáticos y transporte del personal de las Instituciones Prestadoras de Servicios de Salud - IPRESS Públicas que participen en la atención de salud de las poblaciones comprendidas en los ámbitos de intervención; para lo cual los numerales antes mencionados del referido Decreto de Urgencia mantienen su vigencia hasta el 31 de diciembre de 2023.

33.2

Con el fin de contar con información actualizada a tiempo real del Registro Nacional de Identificación y Estado Civil (RENIEC), de la Superintendencia Nacional de Salud y del Seguro Integral de Salud para la implementación del numeral 33.1, los numerales 2.6, 2.7, 2.8 del artículo 2 del Decreto de Urgencia 046-2021, mantienen su vigencia hasta el 31 de diciembre de 2023.

33.3

El Seguro Integral de Salud, en el marco de lo establecido en el Decreto Supremo 006-2020-SA, durante el Año Fiscal 2023, debe remitir mensualmente a la Dirección General de Presupuesto Público, las bases de datos de la información registrada de las prestaciones y transferencias realizadas en los aplicativos informáticos utilizados para tales fines, con la finalidad de reforzar las evaluaciones relacionadas a mejorar la calidad del gasto público y contribuir a un financiamiento sostenible de las medidas para la Cobertura Universal de la Salud.

33.4	Los recursos a los que se refiere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en el referido artículo.

Artículo 34.- Financiamiento de servicios de mantenimiento preventivo y correctivo de plantas generadoras de oxígeno medicinal a nivel nacional

34.1

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos, hasta por la suma total de S/ 22 058 560,00 (VEINTIDÓS MILLONES CINCUENTA Y OCHO MIL QUINIENTOS SESENTA Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, a favor de los gobiernos regionales, destinados, exclusivamente, al financiamiento de servicios de mantenimiento preventivo y correctivo de plantas generadoras de oxígeno medicinal.

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34.2

Previo a la contratación de los servicios de mantenimiento referidos en el numeral 34.1, la Dirección General de Operaciones en Salud - DGOS del Ministerio de Salud aprueba el Documento Técnico: “Plan de mantenimiento de plantas generadoras de oxígeno medicinal de las instituciones prestadoras de servicios de salud del Ministerio de Salud y de los Gobiernos Regionales - 2023”. Dicho Documento Técnico debe ser aprobado, mediante Resolución Ministerial del Ministerio de Salud, hasta el 31 de enero de 2023.

34.3

Los gobiernos regionales que cuenten con recursos asignados en el marco del presente artículo, emiten un informe técnico sobre el cumplimiento y avance físico y financiero de la ejecución de dichos recursos, así como de la calidad del servicio brindado y la evaluación del mismo. Este informe se remite trimestralmente al Ministerio de Salud, y a la Contraloría General de la República, y se publica en la sede digital del Ministerio de Salud.

34.4	Los recursos a los que se refiere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos para los cuales son asignados.

Artículo 35.- Sostenibilidad del cambio de grupo ocupacional y cambio de línea de carrera

35.1

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Ministerio de Salud, hasta por la suma de S/ 41 632 356,00 (CUARENTA Y UN MILLONES SEISCIENTOS TREINTA Y DOS MIL TRESCIENTOS CINCUENTA Y SEIS Y 00/100 SOLES), en la fuente de financiamiento Recursos Ordinarios, para financiar la sostenibilidad del costo diferencial del personal de la salud que, en el año 2022, accedió al cambio de grupo ocupacional y cambio de línea de carrera del Ministerio de Salud, de sus organismos públicos, y de las Unidades Ejecutoras de Salud de los gobiernos regionales. Para lo cual, las referidas entidades quedan exceptuadas de lo establecido en el numeral 9.1 del artículo 9 de la presente ley, así como del literal b) de la Tercera Disposición Transitoria de la Ley 28411, Ley General del Sistema Nacional de Presupuesto. Las modificaciones presupuestarias en el nivel funcional programático que realice el Ministerio de Salud, en el marco de las excepciones antes mencionadas, deben realizarse hasta el 31 de enero de 2023.

35.2

Para efectos de lo dispuesto en el numeral 35.1, Se autoriza al Ministerio de Salud, con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al Tesoro Público, a efectuar modificaciones presupuestarias en el nivel institucional a favor de los organismos públicos del Ministerio de Salud, y de las Unidades Ejecutoras de Salud de los Gobiernos Regionales, las cuales se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Salud, a solicitud de este último. La propuesta de decreto supremo se remite al Ministerio de Economía y Finanzas hasta el 12 de enero de 2023 y se publica hasta el 31 de enero de 2023.

35.3

De existir recursos no ejecutados correspondiente a los créditos presupuestarios asignados en el presupuesto institucional del Ministerio de Salud a los que se refiere el numeral 35.1, se autoriza al Ministerio de Economía y Finanzas a realizar modificaciones presupuestarias en el nivel institucional, con cargo a los recursos del presupuesto institucional del Ministerio de Salud, a favor de la Reserva de Contingencia a la que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas.

35.4	Los recursos autorizados en el presente artículo, no pueden ser destinados, bajo responsabilidad, a fines distintos para los cuales son asignados o transferidos, según corresponda.

Artículo 36.- Financiamiento de nombramientos excluidos CLAS – MINSA

36.1

Para el financiamiento de lo dispuesto en el literal n) del numeral 8.1 del artículo 8 de la presente Ley, Se autoriza, durante el Año Fiscal 2023, al Ministerio de Salud, a sus organismos públicos y a los gobiernos regionales para realizar modificaciones presupuestarias en el nivel funcional programático, con cargo a su presupuesto institucional, quedando exceptuadas dichas entidades de lo dispuesto en los numerales 9.1 y 9.4 del artículo 9 de la presente ley. Las modificaciones presupuestarias en el nivel funcional programático que efectúe el Ministerio de Salud en el marco de las excepciones antes mencionadas, deben realizarse hasta el 31 de mayo de 2023,

36.2

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Ministerio de Salud, hasta por la suma de S/ 136 733 895,00 (CIENTO TREINTA Y SEIS MILLONES SETECIENTOS TREINTA Y TRES MIL OCHOCIENTOS NOVENTA Y CINCO 00/100 SOLES), en la fuente de financiamiento Recursos Ordinarios, conforme lo siguiente:

a)

Hasta por la suma de S/ 125 821 658,00 (CIENTO VEINTICINCO MILLONES OCHOCIENTOS VEINTIÚN MIL SEISCIENTOS CINCUENTA Y OCHO Y 00/100 SOLES), en la fuente de financiamiento Recursos Ordinarios, para el financiamiento del nombramiento autorizado en el literal n) del numeral 8.1 del artículo 8 de la presente ley y de la continuidad del nombramiento, de hasta el ochenta por ciento (80%) de los profesionales de la salud y de los técnicos y auxiliares asistenciales de la salud del Ministerio de Salud, sus organismos públicos y las Unidades Ejecutoras de Salud de los Gobiernos Regionales y las Comunidades Locales de Administración en Salud (CLAS) a los que se refiere el artículo 1 de la Ley 30957, el literal n) del numeral 8.1 del artículo 8 del Decreto de Urgencia 014-2019, Decreto de Urgencia que aprueba el Presupuesto del Sector Público para el Año Fiscal 2020, el literal n) del numeral 8.1 del artículo 8 de la Ley 31084, Ley de Presupuesto del Sector Público para el Año Fiscal 2021, el literal b) del numeral 2 de la Centésima Quinta Disposición Complementaria Final de la Ley 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022. El nombramiento al que se refiere el presente literal se efectúa durante el Año Fiscal 2023.

b)

Hasta por la suma de S/ 10 912 237,00 (DIEZ MILLONES NOVECIENTOS DOCE MIL DOSCIENTOS TREINTA Y SIETE Y 00/100 SOLES), para el financiamiento del veinte por ciento (20%) de los profesionales de la salud de los técnicos y auxiliares asistenciales de la salud del Ministerio de Salud, sus organismos públicos y las unidades ejecutoras de salud de los gobiernos regionales y las Comunidades Locales de Administración en Salud (CLAS) a nombrarse en el Año Fiscal 2023 a durante el último trimestre del 2023, en el marco de la Ley 30957. Se financiará con cargo a su presupuesto institucional, sin demandar recursos al tesoro público.

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36.3

Para los fines establecidos en el numeral precedente, se autoriza al Ministerio de Salud, en el Año Fiscal 2023, con cargo a los recursos de su presupuesto institucional a los que se refiere el numeral 36.2 y sin demandar recursos adicionales al Tesoro Público, para efectuar modificaciones presupuestarias en el nivel institucional a favor de los organismos públicos del Ministerio de Salud y de las Unidades Ejecutoras de Salud de los gobiernos regionales, las que se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Salud, a solicitud de este último. La propuesta de decreto supremo se remite al Ministerio de Economía y Finanzas hasta el 9 de junio de 2023 y se publica hasta el 30 de junio de 2023.

36.4

De existir recursos no ejecutados correspondiente a los créditos presupuestarios asignados en el presupuesto institucional del Ministerio de Salud a los que se refiere el numeral 36.2, se autoriza al Ministerio de Economía y Finanzas a realizar modificaciones presupuestarias en el nivel institucional, con cargo a los recursos del presupuesto institucional del Ministerio de Salud, a favor de la Reserva de Contingencia a la que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas.

36.5

Los recursos autorizados en el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos para los cuales son asignados o transferidos, según corresponda.

Artículo 37.- Fortalecimiento de las acciones para la prevención y control del cáncer del Sistema de Salud Público

37.1

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos hasta por la suma de S/ 515 346 660, 00 (QUINIENTOS QUINCE MILLONES TRESCIENTOS CUARENTA Y SEIS MIL SEISCIENTOS SESENTA Y 00/100 SOLES), en la fuente de financiamiento Recursos Ordinarios, en el Ministerio de Salud e Instituto Nacional de Enfermedades Neoplásicas (INEN), para financiar el fortalecimiento de acciones para prevención y control del cáncer, en el marco de la Ley 31336, Ley Nacional de Cáncer, conforme a lo siguiente:

a)

Hasta por la suma de S/ 23 910 855,00 (VEINTITRÉS MILLONES NOVECIENTOS DIEZ MIL OCHOCIENTOS CINCUENTA Y CINCO Y 00/100 SOLES), han sido asignados al Ministerio de Salud, para financiar la contratación de profesionales de la salud para la prevención y control de cáncer.

b)

Hasta por la suma de S/ 100 000 000,00 (CIEN MILLONES Y 00/100 SOLES), han sido asignados al Ministerio de Salud para la compra centralizada a nivel nacional y distribución de equipamiento biomédico priorizado para el fortalecimiento del primer nivel de atención, así como para la capacidad diagnóstica de cáncer y su tratamiento del Ministerio de Salud y gobiernos regionales.

c)

Hasta por la suma de S/ 10 000 000,00 (DIEZ MILLONES Y 00/100 SOLES), han sido asignados al Instituto Nacional de Enfermedades Neoplásicas (INEN), para financiar equipos biomédicos priorizados para la prevención y control del cáncer.

d)

Hasta por la suma de S/ 5 346 660,00 (CINCO MILLONES TRESCIENTOS CUARENTA Y SEIS MIL SEISCIENTOS SESENTA Y 00/100 SOLES), han sido asignados al Instituto Nacional de Enfermedades Neoplásicas (INEN), para financiar la implementación de la Red Oncológica Nacional, el Registro Nacional del Cáncer, la Red Nacional del Banco de Tumores, y el fortalecimiento de la Evaluación de Tecnologías Sanitaria.

e)

Hasta por la suma de S/ 176 711 921,00 (CIENTO SETENTA Y SEIS MILLONES SETECIENTOS ONCE MIL NOVECIENTOS VEINTIUNO Y 00/100 SOLES), han sido asignados al Ministerio de Salud, a través del Centro Nacional de Abastecimiento de Recursos Estratégicos en Salud (CENARES), para financiar la compra centralizada de los recursos estratégicos en salud para la prevención y control del cáncer.

f)

Hasta por la suma de S/ 199 377 224,00 (CIENTO NOVENTA Y NUEVE MILLONES TRESCIENTOS SETENTA Y SIETE MIL DOSCIENTOS VEINTICUATRO Y 00/100 SOLES), han sido asignados al Ministerio de Salud, para el financiamiento de la contratación del servicio de mantenimiento de infraestructura de los servicios oncológicos de las Instituciones Prestadoras de Servicios de Salud (IPRESS) públicas, y equipamiento, a nivel nacional. Para tal efecto, mediante resolución ministerial del Ministerio de Salud, se aprueba, hasta el 28 de febrero de 2023, el Plan de Mantenimiento de la Infraestructura Hospitalaria y el Plan de Mantenimiento de equipos médicos y biomédicos de las IPRESS a ser intervenidas. Dicha resolución ministerial debe considerar un anexo con el detalle del monto para cada IPRESS pública, por unidad ejecutora y pliego. Para tal fin, se autoriza al Ministerio de Salud, durante el Año Fiscal 2023, a realizar modificaciones presupuestarias en el nivel institucional y en el nivel funcional programático, según corresponda, de acuerdo a la resolución ministerial previamente publicada, a favor de sus unidades ejecutoras y de los gobiernos regionales para los fines descritos en el presente literal. Las modificaciones presupuestarias en el nivel institucional se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Salud, a solicitud de este último. Las propuestas de decreto supremo se remiten al Ministerio de Economía y Finanzas hasta el 17 de marzo de 2023.

El Ministerio de Salud es responsable de efectuar el monitoreo Y seguimiento periódico de la ejecución de los recursos transferidos para el cumplimiento de los planes previamente señalados. Asimismo, los Gobiernos Regionales deberán informar al Ministerio de Salud los resultados de la implementación de dichos planes y deberán publicar en sus sedes digitales un informe trimestral con dichos resultados.

37.2

Se autoriza para el Año Fiscal 2023, a las Instituciones prestadores de salud (IPRESS) y las Instituciones Administradoras de Fondos de Aseguramiento en Salud (IAFAS) públicas con cargo a su presupuesto institucional a realizar transferencias financieras a favor del Pliego 011. Ministerio de Salud, para la compra centralizada de los recursos estratégicos en salud para la prevención y control del cáncer a través del Centro Nacional de Abastecimiento de Recursos Estratégicos CENARES y en el proceso de implementación de los mecanismos diferenciados de adquisición de medicamentos oncológicos V dispositivos médicos para la prevención y control del cáncer descritos en el reglamento de la Ley N°31336, las transferencias financieras de las IPRESS y LAFAS públicas al MINSA, se gestione a través de la Unidad Ejecutora 124: CENARES, y se garantice la cobertura presupuestal de los acuerdos que se suscriban en el marco de los mecanismos diferenciados de contratación, así como para la adquisición de recursos estratégicos en salud.

37.3

Los recursos a los que se refiere los numerales precedentes no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en el presente artículo. En el caso de los saldos de los recursos transferidos a CENARES, que no serían utilizados en el año fiscal 2023 estos deberán ser devueltos mediante transferencias financieras a las IPRESS e lAFAS correspondientes.

26	NORMAS LEGALES	Martes 6 de diciembre de 2022	/

Artículo 38.- Financiamiento para las actividades de vacunación contra el virus del papiloma humano

38.1

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Ministerio de Salud hasta por la suma de S/ 10 365 000,00 (DIEZ MILLONES TRESCIENTOS SESENTA Y CINCO MIL Y 00/100 SOLES) por la fuente de financiamiento Recursos Ordinarios, en el Programa Presupuestal 0024 Prevención y Control del Cáncer, para financiar el cierre de brechas de las intervenciones de vacunación contra el Virus del Papiloma Humano.

38.2

Para dicho efecto, se autoriza al Ministerio de Salud, durante el Año Fiscal 2023, a realizar modificaciones presupuestarias en el nivel institucional con cargo a los recursos previstos en el numeral 38.1, a favor de los gobiernos regionales, hasta por la suma de S/ 8 037 000,00 (OCHO MILLONES TREINTA Y SIETE MIL Y 00/100 SOLES). Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Salud, a propuesta de este último, el que se publica hasta el 31 de marzo de 2023. Las propuestas de decreto supremo correspondientes solo pueden ser presentadas ante el Ministerio de Economía y Finanzas hasta el 03 de marzo de 2023.

38.3

Para la aprobación de las modificaciones presupuestarias en el nivel institucional autorizadas en el numeral precedente, el Ministerio de Salud debe aprobar previamente, mediante Resolución Ministerial, el Documento Técnico: “Plan Nacional de vacunación contra el virus del papiloma humano para el año fiscal 2023”, el cual se publica en la sede digital del referido Ministerio hasta el 31 de enero de 2023.

38.4	Los recursos a los que se refiere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos para los cuales son asignados o transferidos.

Artículo 39.- Financiamiento de acciones vinculadas a la atención de las personas afectadas por la contaminación por metales pesados

39.1

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos hasta por la suma de S/ 6 853 194,00 (SEIS MILLONES OCHOCIENTOS CINCUENTA Y TRES MIL CIENTO NOVENTA Y CUATRO Y 00/100 SOLES) por la fuente de financiamiento Recursos Ordinarios, en el marco del Programa Presupuestal 0018: Enfermedades no transmisibles, en el Producto 3043997 Tamizaje y tratamiento de pacientes afectados por metales pesados, de los cuales hasta por la suma de S/ 195 000,00 (CIENTO NOVENTA Y CINCO MIL Y 00/100 SOLES) ha sido asignada en el presupuesto institucional del Ministerio de Salud, y hasta por la suma de S/ 6 658 194,00 (SEIS MILLONES SEISCIENTOS CINCUENTA Y OCHO MIL CIENTO NOVENTA Y CUATRO Y 00/100 SOLES) ha sido asignada en el presupuesto institucional de los gobiernos regionales, para el financiamiento del cierre de brechas en la atención de salud de la población expuesta a metales pesados.

Los recursos asignados al Ministerio de Salud se destinan a la adquisición de los productos farmacéuticos (quelantes), para el tratamiento de personas con diagnóstico de intoxicación por metales pesados, en el marco de la Resolución Ministerial 1288-2018-MINSA, que establece el listado de 114 medicamentos vitales, como soporte de vida en casos de emergencia.

39.2

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos hasta por la suma de S/ 5 000 000,00 (CINCO MILLONES Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, en el presupuesto institucional del Ministerio de Salud, para el financiamiento de acciones relacionadas a la salud integral e intercultural y monitoreo de exposición a metales pesados e hidrocarburos.

39.3	Los recursos a los que se refieren los numerales precedentes no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos para los cuales son asignados.

CAPÍTULO VI

DISPOSICIONES ESPECIALES EN MATERIA DE EDUCACIÓN

Artículo 40.- Compromisos de desempeño en materia de educación

40.1

Se autoriza al pliego Ministerio de Educación para efectuar modificaciones presupuestarias en el nivel institucional en el presupuesto del Año Fiscal 2023, a favor de las unidades ejecutoras de educación de los gobiernos regionales, hasta por la suma de S/ 100 000 000,00 (CIEN MILLONES Y 00/100 SOLES), para el financiamiento de las intervenciones priorizadas por el Ministerio de Educación, así como para el financiamiento de los bienes, servicios, equipamiento, acondicionamiento y mantenimiento de infraestructura de los Programas Presupuestales “Logros de Aprendizaje de Estudiantes de la Educación Básica Regular”, “Incremento en el acceso de la población a los servicios educativos públicos de la Educación Básica”, “Inclusión de niños, niñas y jóvenes con discapacidad en la educación básica y técnico productiva”, “Mejora de la formación en carreras docentes en institutos de educación superior no universitaria”, “Fortalecimiento de la educación superior tecnológica” y “Reducción de la vulnerabilidad y atención de emergencias por desastres”, así como acciones centrales y asignaciones presupuestarias que no resultan en productos. Lo establecido en el presente párrafo no incluye financiamiento de contratación de personal.

Dichos recursos son transferidos previo cumplimiento de compromisos de desempeño para la adecuada provisión de servicios educativos de calidad. Los compromisos, lineamientos y condiciones son definidos mediante resolución ministerial del Ministerio de Educación, que se encuentran relacionados, entre otros, a las siguientes acciones:

a)	Gestión oportuna de los recursos e insumos educativos que permitan una adecuada provisión del servicio educativo.

b)	Generación de condiciones para la mejora de la calidad de enseñanza y del proceso formativo de los estudiantes, que contribuyan a una mejor provisión del servicio educativo.

c)	Fortalecimiento de servicios complementarios enfocados en la atención de las necesidades de los estudiantes.

40.2	La resolución ministerial a la que se refiere el numeral precedente debe ser aprobada en un plazo que no exceda de los treinta (30) días calendario de la vigencia de la presente ley.

40.3

Los recursos a los que se refiere el presente artículo, en lo que corresponda, son transferidos, según cronograma y las disposiciones que establezca el Ministerio de Educación para tal fin. Para tal efecto, las modificaciones presupuestarias en el nivel institucional autorizadas por el presente artículo se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Educación, a propuesta de este último, debiéndose publicar el decreto supremo correspondiente hasta el 14 de julio de 2023.

/	Martes 6 de diciembre de 2022	NORMAS LEGALES	27

Artículo 41.- Autorización al Ministerio de Educación para financiar acciones en los gobiernos regionales

41.1

Se autoriza al Ministerio de Educación con cargo a los recursos de su presupuesto institucional del Año Fiscal 2023, para efectuar modificaciones presupuestarias en el nivel institucional a favor de los gobiernos regionales hasta por la suma de S/ 641 184 000,00 (SEISCIENTOS CUARENTA Y UN MILLONES CIENTO OCHENTA Y CUATRO MIL Y 00/100 SOLES), para las siguientes finalidades:

a)

El pago de las asignaciones temporales y demás derechos, beneficios y conceptos remunerativos correspondientes a los profesores en el marco de la Ley 29944, Ley de Reforma Magisterial; el pago de la diferencia de la remuneración íntegra mensual de los profesores que ascienden en el marco del Concurso de Ascenso de Escala Magisterial establecido en la Ley 29944, Ley de Reforma Magisterial; y el pago de la asignación por cargo y de la diferencia de jornada de los profesores que acceden a los cargos de las Áreas de Gestión Pedagógica, de Gestión Institucional y de Formación Docente, respectivamente, establecidos en la Ley 29944, Ley de Reforma Magisterial.

b)

El financiamiento del pago de encargaturas correspondiente a la asignación por jornada de trabajo adicional y asignación por cargo en el marco de la Ley 29944, Ley de Reforma Magisterial, para los profesores que temporalmente asuman cargos de responsabilidad previstos en las Áreas de Desempeño Laboral establecidas en el artículo 12 de la referida Ley.

c)

El pago de la asignación especial por prestar servicios en instituciones educativas en el Valle de los Ríos Apurímac, Ene y Mantaro (VRAEM) en el marco de lo dispuesto por la Octava Disposición Complementaria, Transitoria y Final de la Ley 29944; el literal c) del artículo 2 de la Ley 30328, Ley que establece medidas en materia educativa y dicta otras disposiciones, y los artículos 1 y 2 de la Ley 30202, Ley que otorga asignación especial por laborar en el Valle de los Ríos Apurímac, Ene y Mantaro (VRAEM) a los profesores contratados y dicta otras disposiciones.

d)	El pago de los derechos y beneficios correspondientes de los profesores contratados en el marco del Contrato de Servicio Docente al que se refiere la Ley 30328 y la normatividad complementaria.

e)

El pago de los derechos y beneficios de los auxiliares de educación nombrados y contratados en el marco de la Ley 30493, Ley que regula la política remunerativa del Auxiliar de Educación en las instituciones educativas públicas, en el marco de la Ley 29944, Ley de Reforma Magisterial.

f)	El pago de las pensiones bajo el régimen del Decreto Ley 20530 a favor de los profesores comprendidos dentro de la Carrera Pública Magisterial, en el marco de la Ley 29944, Ley de Reforma Magisterial.

g)

El pago de la entrega económica y bonificación por otorgamiento correspondiente a los condecorados con las Palmas Magisteriales, en el marco de lo establecido en la Tercera Disposición Complementaria Final de la Ley 30328.

h)

El financiamiento de las plazas creadas y validadas en el marco del proceso de racionalización efectuado en virtud al artículo 74 de la Ley 29944, Ley de Reforma Magisterial, así como el financiamiento de las plazas creadas y validadas durante los ocho (8) últimos años precedentes, para el ejercicio en las áreas de desempeño laboral establecidas en los literales a), b) y c) del artículo 12 de la Ley 29944, Ley de Reforma Magisterial, así como auxiliares de educación y plazas de docentes de Institutos y Escuelas de Educación Superior creadas y validadas en el presente año fiscal, conforme a lo establecido en el literal k) del numeral 8.1 del artículo 8 de la Ley 30693.

i)	Pago del incentivo por ingreso de profesores a la Carrera Pública Magisterial.

j)

El pago de los derechos, beneficios y asignaciones de los docentes nombrados y contratados, así como de los asistentes y auxiliares contratados a los que se refiere la Ley 30512, Ley de Institutos y Escuelas de Educación Superior y de la Carrera Pública de sus Docentes.

41.2

Las modificaciones presupuestarias en el nivel institucional autorizadas por el presente artículo se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a propuesta de este último, y de conformidad con las disposiciones establecidas por el Ministerio de Educación, en el marco de la normatividad de la materia. Los decretos supremos correspondientes se publican hasta el 30 de noviembre de 2023. Las propuestas de decreto supremo se presentan al Ministerio de Economía y Finanzas hasta el 06 de noviembre de 2023.

41.3

Los recursos a los que se refiere el presente artículo no deben destinarse a fines distintos de aquellos para los cuales fueron asignados, bajo responsabilidad, debiendo ejecutarse conforme a las condiciones o disposiciones que para tal efecto establece el Ministerio de Educación y a la normatividad de la materia.

41.4

Para la aplicación de lo establecido en el presente artículo, en los casos que corresponda, se exceptúa al Ministerio de Educación y a los gobiernos regionales de lo dispuesto por el artículo 6 de la presente ley, y para el caso del literal h) del numeral 41.1 de lo dispuesto por el artículo 8 de la presente ley.

Artículo 42.- Modificaciones presupuestarias en el nivel institucional para financiamiento de intervenciones y acciones pedagógicas

42.1

Se autoriza al Ministerio de Educación para efectuar modificaciones presupuestarias en el nivel institucional en el presupuesto del Año Fiscal 2023 a favor de los gobiernos regionales, hasta por el monto de S/ 264 531 490,00 (DOSCIENTOS SESENTA Y CUATRO MILLONES QUINIENTOS TREINTA Y UN MIL CUATROCIENTOS NOVENTA Y 00/100 SOLES), mediante decreto supremo refrendado por el ministro de Economía y Finanzas, y por el ministro de Educación, a propuesta de este último, para financiar las intervenciones y acciones pedagógicas a cargo de los gobiernos regionales, conforme a lo siguiente:

a)	La implementación de la jornada escolar completa en las instituciones educativas públicas de nivel secundaria de Educación Básica Regular.

b)	La implementación de los Modelos de Servicio Educativo de Secundaria en ámbito rural: Secundaria en Alternancia, Secundaria con Residencia Estudiantil y Secundaria Tutorial.

c)

El fortalecimiento de las acciones comunes del Programa Presupuestal 0106: Inclusión de niños, niñas y jóvenes con discapacidad en la Educación Básica y Técnico Productiva, y Programa Presupuestal 0107: Mejora de la formación en carreras docentes en Institutos de Educación Superior No Universitaria.

28	NORMAS LEGALES	Martes 6 de diciembre de 2022	/

d)	Implementación de las Redes Educativas de Gestión Escolar.

e)

El pago de propinas de los Promotores Educativos Comunitarios y el pago de pasajes, viáticos y/o movilidad local de profesores coordinadores en el marco de los programas no escolarizados de educación inicial de gestión directa del ciclo I y II.

f)

El fortalecimiento de los servicios en los centros y programas de la modalidad Educación Básica Especial, en el marco del Programa Presupuestal 0106: Inclusión de niños, niñas y jóvenes con discapacidad en la educación básica y técnico productiva.

g)

El cumplimiento de las condiciones básicas de calidad de los Institutos de Educación Superior Tecnológicos, en el marco del Programa Presupuestal 0147: Fortalecimiento de la Educación Superior Tecnológica.

h)	El fortalecimiento de la gestión administrativa e institucional en las Unidades de Gestión Educativa Local.

i)	La estrategia para el fortalecimiento para la gestión de la convivencia escolar, la prevención y atención de la violencia en las instancias de gestión educativa descentralizada.

j)	La estrategia de supervisión al servicio de gestión privada de educación básica.

k)

La implementación de las evaluaciones o concursos previstos en la Ley 29944, Ley de Reforma Magisterial, así como el pago de viáticos, pasajes y movilidad para los integrantes y observadores externos de los Comités de Evaluación y la contratación de los servicios de docentes que formen parte de estos comités, que se constituyan en los gobiernos regionales.

l)

El fortalecimiento de las instituciones educativas focalizadas para la mejora de su gestión a través de la contratación de personal administrativo priorizado, en el marco del incremento de matrícula por atención de estudiantes de primer ingreso o que requieran trasladarse a una institución educativa pública.

m)	La implementación de la gestión del currículo.

n)

El fortalecimiento de las acciones de Programa Presupuestal 0107: Mejora de la formación en carreras docentes en institutos de educación superior no universitaria, así como la Implementación del Plan de Mejoras para la Gestión Institucional e Infraestructura de las Instituciones de Educación Superior Pedagógica.

ñ)

El fortalecimiento de las instituciones educativas focalizadas para cumplir con las condiciones de bioseguridad y salvaguardar la salud y bienestar de la comunidad educativa, a través de la contratación de personal de limpieza y mantenimiento, en el marco del restablecimiento del servicio educativo en las instituciones educativas.

o)	La implementación del Servicio Educativo Hospitalario.

p)	El fortalecimiento de los servicios educativos en los centros de educación básica alternativa para la atención de estudiantes con discapacidad.

q)	La atención de las condiciones básicas de las instituciones educativas públicas.

r)	Los servicios priorizados del sector educación, en el marco del Programa Presupuestal orientado a Resultados de Reducción de la Violencia contra la Mujer.

s)	La realización de los “Concursos Educativos de Arte y Cultura” y de los Juegos Escolares Deportivos y Paradeportivos.

t)

La distribución y almacenamiento de los materiales y recursos educativos a las instituciones educativas, a través de las direcciones y/o gerencias regionales de educación y las unidades de gestión educativa local y/o la que haga de sus veces.

42.2

El financiamiento al que se hace referencia en el numeral 42.1 se efectúa progresivamente y en etapas hasta el 15 de setiembre de 2023. Cada transferencia se efectúa en base a los resultados de la ejecución de los recursos asignados en el presupuesto institucional de los gobiernos regionales y de la ejecución de la última transferencia efectuada para las mencionadas intervenciones, salvo la primera transferencia que se realiza sobre los recursos asignados en el presupuesto institucional de los gobiernos regionales y/o su ejecución, hasta el 31 de julio de 2023; y conforme a las condiciones o disposiciones complementarias para la transferencia y ejecución de los recursos que apruebe el Ministerio de Educación, en el marco de la normatividad de la materia, en un plazo que no exceda de los cuarenta y cinco (45) días calendario contados a partir de la vigencia de la presente ley.

Los recursos que se transfieran en el marco del presente artículo no deben destinarse a fines distintos de aquellos para los cuales fueron asignados, bajo responsabilidad.

42.3

Se dispone que se ha asignado en el presupuesto institucional de la Municipalidad Distrital de Pebas, el monto de S/ 397 720,00 (TRESCIENTOS NOVENTA Y SIETE MIL SETECIENTOS VEINTE Y 00/100 SOLES); de la Municipalidad Distrital de Urarinas, el monto de S/ 333 766,00 (TRESCIENTOS TREINTA Y TRES MIL SETECIENTOS SESENTA Y SEIS Y 00/100 SOLES); y, de la Municipalidad Provincial de Atalaya - Raimondi, el monto de S/ 392 110,00 (TRESCIENTOS NOVENTA Y DOS MIL CIENTO DIEZ Y 00/100 SOLES), para financiar la intervención relativa al traslado de los estudiantes y de las estudiantes a las instituciones educativas en el ámbito rural de la jurisdicción de los gobiernos locales focalizados, en el marco de la iniciativa rutas fluviales.

Los recursos a los que se refiere el presente numeral no pueden ser destinados, bajo responsabilidad de los titulares de las entidades, a fines distintos a los señalados en el presente numeral.

42.4

Se dispone que se ha asignado en el presupuesto institucional del Gobierno Regional del Departamento de Ayacucho, el monto de S/ 31 584,00 (TREINTA Y UN MIL QUINIENTOS OCHENTA Y CUATRO Y 00/100 SOLES); del Gobierno Regional del Departamento de Puno, el monto de S/ 420 000,00 (CUATROCIENTOS VEINTE MIL Y 00/100 SOLES); y del Gobierno Regional del Departamento de Loreto, el monto de S/ 1 380 000,00 (UN MILLÓN TRESCIENTOS OCHENTA MIL Y 00/100 SOLES), para financiar el alquiler de locales para el funcionamiento de los Colegios de Alto Rendimiento (COAR), en el marco del Modelo de servicio educativo para la atención de estudiantes con habilidades sobresalientes.

Los recursos a los que se refiere el presente numeral no pueden ser destinados, bajo responsabilidad de los titulares de las entidades, a fines distintos a los señalados en el presente numeral.

42.5

El Ministerio de Educación puede realizar modificaciones presupuestarias en el nivel institucional a favor de los gobiernos regionales, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a propuesta de este último, con cargo a los recursos señalados en el numeral 42.1 y lo dispuesto en el numeral 42.2, para la implementación de intervenciones y/o acciones pedagógicas vinculadas a la nivelación de aprendizajes, deserción escolar y servicio educativo no presencial o remoto.

/	Martes 6 de diciembre de 2022	NORMAS LEGALES	29

42.6

El Ministerio de Educación, en un plazo que no exceda el 31 de enero de 2023, mediante resolución del titular, aprueba la relación de materiales educativos para la Educación Básica correspondiente a las dotaciones 2024, 2025 y 2026. Dicha relación debe contener, como mínimo, las cantidades de cada material, así como sus pesos promedios respectivos, beneficiario atendido, nivel educativo y la modalidad de obtención del material; tomando en consideración las Asignaciones Presupuestarias Multianuales (APM) comunicadas para los años 2024 y 2025. Asimismo, el Ministerio de Educación, en un plazo no mayor al 13 de octubre de 2023, aprueba y remite al Ministerio de Economía y Finanzas el cuadro de distribución de materiales educativos para el año escolar 2024, a nivel de institución educativa, y las demás disposiciones que fueran necesarias para su adecuada implementación.

Artículo 43.- Mantenimiento y acondicionamiento de locales educativos

43.1

Se autoriza al Ministerio de Educación para financiar, durante el Año Fiscal 2023, con cargo a los recursos de su presupuesto institucional, bajo el mecanismo previsto en el numeral 43.2 del presente artículo, lo siguiente:

a)

El Programa de Mantenimiento de los Locales Educativos 2023, que incluye el mantenimiento preventivo y/o correctivo de locales educativos públicos, el mejoramiento de los servicios de agua, saneamiento y electricidad, mantenimiento preventivo y/o correctivo de bicicletas en el marco de la intervención Rutas Solidarias, la adquisición, reparación, reposición y/o mantenimiento de mobiliario y equipamiento; y, la adquisición de útiles escolares y de escritorio, hasta por la suma de S/ 297 420 000,00 (DOSCIENTOS NOVENTA Y SIETE MILLONES CUATROCIENTOS VEINTE MIL Y 00/100 SOLES), los que consideran hasta S/ 2 000 000,00 (DOS MILLONES Y 00/100 SOLES) para el mantenimiento preventivo y/o correctivo de bicicletas y la implementación del equipamiento de ciclista en el marco de la intervención Rutas Solidarias, y hasta S/ 2 420 000,00 (DOS MILLONES CUATROCIENTOS VEINTE MIL Y 00/100 SOLES) para la contratación de servicios de seguimiento, monitoreo, evaluación y asistencia técnica de las actividades previstas en el citado Programa.

b)

El acondicionamiento de locales educativos para la mejora de condiciones de accesibilidad y para la atención de estudiantes con necesidades educativas especiales asociadas a discapacidad, hasta por la suma de S/ 5 605 000,00 (CINCO MILLONES SEISCIENTOS CINCO MIL Y 00/100 SOLES), los que consideran hasta S/ 605 000,00 (SEISCIENTOS CINCO MIL Y 00/100 SOLES) para la contratación de servicios de seguimiento, monitoreo, evaluación y asistencia técnica, conforme a la focalización que apruebe el Ministerio de Educación.

43.2

Los montos para los fines señalados en el numeral 43.1, son desembolsados de manera directa, bajo la modalidad de subvenciones, mediante el abono en una cuenta abierta en el Banco de la Nación a nombre del personal de la institución educativa pública, según corresponda, de acuerdo con las disposiciones establecidas mediante resolución ministerial del Ministerio de Educación. Dichos montos son desembolsados de manera directa, a excepción de los montos destinados para la contratación de servicios de seguimiento, monitoreo, evaluación y asistencia técnica.

43.3

El Ministerio de Educación, mediante resolución del titular del pliego, en un plazo no mayor de veinticinco (25) días calendario contados a partir de la vigencia de la presente ley, aprueba las disposiciones que resulten necesarias para la aplicación de lo establecido en el presente artículo, las cuales incluyen los mecanismos para la apertura de cuentas, utilización de los recursos, y de devolución ante la no utilización de los recursos, así como el plazo hasta el cual se ejecuta lo dispuesto en los numerales 43.1 y 43.2 del presente artículo.

43.4

El Ministerio de Educación, a través del Programa Nacional de Infraestructura Educativa, dentro del primer trimestre del 2024, elabora un informe sobre los resultados de las acciones desarrolladas y el seguimiento de los gastos efectuados en el marco de lo establecido en el presente artículo. Dicho informe se debe publicar en la sede digital del Ministerio de Educación.

43.5

Los recursos desembolsados de manera directa bajo la modalidad de subvenciones, transferidos o habilitados en el marco del presente artículo no pueden ser destinados, bajo responsabilidad, a fines distintos para los cuales son autorizados.

Artículo 44.- Autorización para financiamiento de subvenciones para la implementación de propuestas de servicio educativo en el ámbito rural

44.1

Se autoriza, excepcionalmente, al Ministerio de Educación con cargo a los recursos de su presupuesto institucional del Año Fiscal 2023, para otorgar subvenciones, hasta por el monto de S/ 5 715 293,00 (CINCO MILLONES SETECIENTOS QUINCE MIL DOSCIENTOS NOVENTA Y TRES Y 00/100 SOLES) a favor de entidades privadas sin fines de lucro e instituciones comprendidas en el Acuerdo Internacional aprobado por Decreto Ley 23211, en el marco de lo dispuesto en la Ley 28044, Ley General de Educación y su Reglamento, aprobado por Decreto Supremo 011-2012-ED, para la implementación de propuestas de servicio educativo en el ámbito rural en instituciones educativas públicas del nivel de educación primaria multigrado monolingüe castellano y en las que brindan el servicio educativo bajo los Modelos de Servicio Educativo de Secundaria con Residencia Estudiantil, Secundaria en Alternancia y Secundaria Tutorial.

44.2

Las subvenciones a las que se refiere el numeral precedente se aprueban mediante resolución del titular del pliego Ministerio de Educación, previa suscripción de convenio, para lo cual se requiere el informe favorable de su oficina de presupuesto o la que haga sus veces. La resolución del titular del pliego se publica en el diario oficial El Peruano.

44.3

El Ministerio de Educación es responsable de evaluar la implementación de las propuestas de servicio educativo, así como de efectuar el monitoreo, seguimiento y cumplimiento de los fines y metas para los cuales fueron entregados los recursos públicos y asegurar la rendición de cuentas de los recursos financieros otorgados en la subvención.

44.4

El Ministerio de Educación, mediante resolución de su titular, establece los requisitos y disposiciones para el otorgamiento, ejecución y rendición de cuentas de los recursos financieros otorgados mediante subvenciones, la referida resolución debe emitirse en un plazo no mayor de sesenta (60) días calendario desde la vigencia de la presente ley. Dichos recursos, bajo responsabilidad, deben ser destinados solo a los fines para los cuales se autoriza su otorgamiento conforme al presente artículo.

44.5	La aplicación de lo establecido en el presente artículo se financia con cargo al presupuesto institucional del Ministerio de Educación, sin demandar recursos adicionales al Tesoro Público.

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Artículo 45.- Subvenciones a Federaciones Deportivas

45.1

Se autoriza, en el Año Fiscal 2023, al Instituto Peruano del Deporte (IPD), según los resultados alcanzados en la evaluación de los indicadores de desempeño establecidos en la normativa interna que regula el otorgamiento de subvenciones a favor de las Federaciones Deportivas Nacionales y la Asociación Nacional Paraolímpica del Perú, para modificar el Anexo A de la presente ley, mediante decreto supremo refrendado por el Ministerio de Educación, el cual se publica en los portales institucionales del IPD y del Ministerio de Educación, dentro de los tres (03) días hábiles contados a partir de la publicación del citado decreto supremo en el diario oficial El Peruano. Dependiendo de la fecha de presentación de la solicitud de modificación del Anexo A, se consideran los resultados alcanzados en la evaluación de los indicadores de desempeño aprobados en el 2022 o en el primer semestre del 2023.

45.2

Para el otorgamiento de las subvenciones, las instituciones antes señaladas suscriben Convenios de Asignación por Desempeño con el IPD, según los criterios técnicos que este último establezca respecto de su otorgamiento, en los cuales se establecen los requisitos y condiciones para su otorgamiento, total o parcial, y se incluyen los indicadores de desempeño aprobados previamente por el IPD conforme a la normativa que para tal efecto haya establecido dicha entidad; dichos indicadores deben contar con la opinión favorable del Ministerio de Educación. Los convenios se publican en la sede digital del IPD.

45.3

El IPD remite a la Dirección General de Presupuesto Público, en el mes de enero de 2024, informes conteniendo la evaluación del cumplimiento y de los resultados alcanzados en los indicadores de desempeño establecidos en los Convenios de Asignación por Desempeño.

Artículo 46.- Subvenciones económicas a favor de graduados y estudiantes de pregrado para el desarrollo de actividades académicas y de investigación

46.1

Se autoriza, excepcionalmente, durante el Año Fiscal 2023, a las universidades públicas, con cargo a los recursos de su presupuesto institucional por toda fuente de financiamiento, para otorgar subvenciones económicas a favor de graduados y estudiantes de pregrado para el financiamiento de actividades académicas y de investigación formativa, a través de pasantías, participación en congresos, concursos de investigación e innovación, intercambios estudiantiles nacionales e internacionales, entre otros fines, vinculados a lo señalado en el artículo 48 de la Ley 30220, Ley Universitaria. Asimismo, se autoriza el otorgamiento de subvenciones económicas a favor de graduados y estudiantes de pregrado para el desarrollo de trabajo de investigación y/o tesis, según corresponda, para obtener el grado de bachiller y/o título profesional a nivel de pregrado. El Ministerio de Educación aprueba las disposiciones aplicables para el presente artículo en un plazo máximo de treinta (30) días calendario de la entrada en vigencia de la presente ley.

Dichas subvenciones se aprueban mediante resolución del titular del pliego, o a quien éste delegue, requiriéndose el informe favorable previo de su oficina de presupuesto o la que haga sus veces.

46.2

Cada universidad pública es responsable del monitoreo y seguimiento de la subvención, lo que incluye el monitoreo financiero de los recursos otorgados, y del cumplimiento de los fines y metas para los cuales fueron entregados los recursos públicos. Dichos recursos, bajo responsabilidad, deben ser destinados solo a los fines para los cuales se autoriza su otorgamiento conforme al presente artículo.

46.3	Mediante resolución del titular, cada universidad pública debe establecer los mecanismos para la rendición de cuentas de los recursos otorgados mediante subvenciones en el marco del presente artículo.

Artículo 47.- Financiamiento de la implementación progresiva de la bonificación especial para el docente investigador de las universidades públicas

47.1

Se autoriza al Ministerio de Educación, durante el Año Fiscal 2023, con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al Tesoro Público, para efectuar modificaciones presupuestarias en el nivel institucional a favor de las universidades públicas, hasta por la suma de S/ 28 372 163,00 (VEINTIOCHO MILLONES TRESCIENTOS SETENTA Y DOS MIL CIENTO SESENTA Y TRES Y 00/100 SOLES), para el financiamiento de la implementación progresiva de lo dispuesto en el artículo 86 de la Ley 30220, Ley Universitaria, respecto a los docentes ordinarios investigadores, de acuerdo a los montos, criterios y condiciones que se aprueben mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a propuesta de este último, la que se presenta a más tardar hasta el 10 de febrero de 2023, debiendo publicarse el decreto supremo hasta el 1 de marzo de 2023.

47.2

Las modificaciones presupuestarias autorizadas por el presente artículo se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a propuesta de este último, el mismo que se publica hasta el 24 de abril de 2023.

47.3	Para la aplicación de lo dispuesto en el presente artículo, se exceptúa a las universidades públicas de lo establecido en el artículo 6 de la presente ley.

Artículo 48.- Incremento y otorgamiento de remuneraciones y asignaciones

48.1

Se exceptúa al Ministerio de Educación y a los gobiernos regionales, durante el Año Fiscal 2023, de lo establecido en el artículo 6 y solo al Ministerio de Educación de lo dispuesto en el numeral 9.1 del artículo 9 de la presente ley, a efectos de incrementar, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a propuesta de este último, lo siguiente:

a)

La Remuneración Íntegra Mensual (RIM) de los profesores de la Carrera Pública Magisterial de la Ley 29944, Ley de Reforma Magisterial, así como la remuneración mensual de profesor contratado en el marco de la Ley 30328, Ley que establece medidas en materia educativa y dicta otras disposiciones. El incremento a que hace referencia el presente literal se efectúa en dos oportunidades, en los meses de marzo y noviembre del Año Fiscal 2023.

b)

La asignación por jornada de trabajo adicional según la escala magisterial en que se encuentra el profesor encargado en cargo directivo o jerárquico de institución educativa o de especialista en educación, en el marco de lo dispuesto en el Decreto Supremo 306-2017-EF. El incremento de esta asignación se efectúa en dos oportunidades en los mismos periodos en que se incrementa la Remuneración Íntegra Mensual (RIM) de los profesores de la Carrera Pública Magisterial de la Ley 29944, conforme a lo dispuesto en el literal precedente.

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48.2

Para efectos de lo dispuesto en el numeral precedente, se autoriza al Ministerio de Educación, con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al Tesoro Público, a efectuar modificaciones presupuestarias en el nivel institucional a favor de los gobiernos regionales, hasta por la suma de S/ 1 219 507 948,00 (MIL DOSCIENTOS DIECINUEVE MILLONES QUINIENTOS SIETE MIL NOVECIENTOS CUARENTA Y OCHO Y 00/100 SOLES) para financiar lo dispuesto en los literales a) y b) del numeral 48.1 del presente artículo. Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a solicitud de este último.

Artículo 49.- Medidas en materia de becas y créditos educativos

Con el propósito de asegurar la sostenibilidad de la ejecución de gasto, es requisito que la creación y/o la ampliación de la meta física de becas y/o créditos, a solicitud del pliego Ministerio de Educación, cuente con previo informe favorable de la Dirección General de Presupuesto Público, salvo en los casos que la ampliación de la meta física sea consecuencia del empate técnico en los resultados de la convocatoria de becas y/o créditos.

Las solicitudes de informe favorable para la creación de la meta física de becas y/o créditos, solo pueden ser presentadas a la Dirección General de Presupuesto Público hasta el 31 de mayo de 2023.

Las solicitudes de informe favorable para la ampliación de la meta física de becas y/o créditos, solo pueden ser presentadas a la Dirección General de Presupuesto Público hasta el 31 de julio de 2023.

Artículo 50.- Financiamiento de Proyectos de Innovación y Desarrollo Educativo

50.1

Se autoriza al Ministerio de Educación, durante el Año Fiscal 2023, a otorgar subvenciones, para el financiamiento de proyectos de innovación y desarrollo educativo. Dichas subvenciones se financian, con cargo a los recursos del presupuesto institucional de dicho Ministerio, hasta por la suma de S/ 10 000 000,00 (DIEZ MILLONES Y 00/100 SOLES), y se aprueban mediante resolución del Titular del pliego Ministerio de Educación.

50.2

Los montos para los fines señalados en el numeral 50.1 son desembolsados de manera directa, bajo la modalidad de subvenciones, mediante el abono en una cuenta abierta en el Banco de la Nación a nombre del personal de la institución educativa pública, según corresponda, de acuerdo con las disposiciones y lineamientos que se establezcan mediante Resolución Ministerial del Ministerio de Educación. Dichos montos son desembolsados de manera directa.

50.3

El Ministerio de Educación, mediante resolución del Titular del pliego, en un plazo no mayor de veinticinco (25) días calendario contados a partir de la vigencia de la presente ley, aprueba las disposiciones que resulten necesarias para la aplicación de lo establecido en el presente artículo, las cuales incluyen los plazos para la apertura de cuentas, utilización de los recursos, rendición de cuentas y devolución ante la no utilización de los recursos dispuestos en los numerales 51.1 y 51.2 del presente artículo.

50.4

El Ministerio de Educación, dentro del primer trimestre del 2024, elabora un informe sobre los resultados de las acciones desarrolladas y el seguimiento de los gastos efectuados en el marco de lo establecido en el presente artículo. Dicho informe se debe publicar en la sede digital del Ministerio de Educación.

50.5	Los recursos otorgados en el marco del presente artículo no pueden ser destinados, bajo responsabilidad, a fines distintos para los cuales son autorizados.

Artículo 51.- Autorización a la Universidad Nacional de Cañete y a la Universidad Nacional Autónoma de Huanta y a la Universidad Nacional de Huancavelica para otorgar subvenciones

51.1

Se autoriza, excepcionalmente, durante el Año Fiscal 2023, a la Universidad Nacional de Cañete y a la Universidad Nacional Autónoma de Huanta, para otorgar subvenciones a favor de la Universidad de Cambridge-Reino Unido, de acuerdo con el convenio suscrito entre ambas universidades para la ejecución del acuerdo de colaboración académica y/o de investigación.

51.2

Se autoriza, excepcionalmente y durante el Año Fiscal 2023, a la Universidad Nacional de Huancavelica, para otorgar subvenciones a favor de la Universidad de Oklahoma, de acuerdo con el Memorando de Entendimiento suscrito entre ambas universidades para la ejecución del acuerdo de colaboración académica y/o de investigación.

51.3

Dichas subvenciones se aprueban mediante resolución del titular del pliego, en el marco del acuerdo de colaboración al que se refieren los numerales 51.1 y 51.2 y con el informe previo favorable de la oficina de presupuesto o la que haga sus veces en la entidad. La resolución del titular del pliego se publica en el diario oficial El Peruano.

51.4

Lo establecido en la presente disposición se financia con cargo a los recursos del presupuesto institucional de la Universidad Nacional de Cañete y de la Universidad Nacional Autónoma de Huanta y de la Universidad Nacional de Huancavelica, según corresponda, por la fuente de financiamiento Recursos Determinados, sin demandar recursos adicionales al Tesoro Público.

51.5	Los recursos públicos, bajo responsabilidad, deben ser destinados sólo a los fines para los cuales se autoriza su otorgamiento conforme al presente artículo.

Artículo 52.- Autorización para el otorgamiento de subvenciones a los ganadores del Premio Nacional de Narrativa y Ensayo “José María Arguedas”

52.1

Se autoriza, durante el Año Fiscal 2023, al Ministerio de Educación, a otorgar subvenciones a favor de los ganadores del primer puesto, de cada categoría en la etapa nacional, del Premio Nacional de Narrativa y Ensayo “José María Arguedas”, creado mediante Ley 28898, realizado en el 2022, hasta por el monto de S/ 30 000,00 (TREINTA MIL Y 00/100 SOLES).

52.2

Dichas subvenciones se aprueban mediante resolución del Titular del pliego Ministerio de Educación, previo informe favorable de la Oficina de Presupuesto o la que haga sus veces en dicho pliego, y se publican en el diario oficial El Peruano y en la sede digital del referido Ministerio.

52.3	Lo establecido en el presente artículo se financia con cargo al presupuesto institucional del Ministerio de Educación, sin demandar recursos adicionales del Tesoro Público.

Artículo 53.- Financiamiento para aplicación de instrumentos de evaluación y asistencia técnica especializada en materia de evaluación docente y ejecución de evaluaciones en materia educativa y saneamiento físico legal de las Instituciones Educativas a nivel nacional

53.1

Se autoriza, en el Año Fiscal 2023 al Ministerio de Educación a realizar modificaciones presupuestarias en el nivel institucional, previa suscripción de convenio, para el financiamiento de los procesos de formación, capacitación, innovación y evaluación en materia educativa y docente, para la asistencia técnica y el monitoreo

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de la ejecución de proyectos de inversión vinculados a materia educativa, para el saneamiento físico legal de las instituciones educativas a nivel nacional y de capacitación en competencias básicas y transversales para el empleo, conforme se detalla a continuación:

a)

A favor del Instituto Nacional de Estadística e Informática (INEI) y de la Autoridad Nacional del Servicio Civil hasta por el monto de S/ 187 983 413,00 (CIENTO OCHENTA Y SIETE MILLONES NOVECIENTOS OCHENTA Y TRES MIL CUATROCIENTOS TRECE Y 00/100 SOLES) para la aplicación de instrumentos de evaluación y asistencia técnica especializada en materia de evaluación docente y ejecución de evaluaciones en materia educativa.

b)

A favor del Organismo de Formalización de la Propiedad Informal—COFOPRI, hasta por el monto de S/ 1 500 000,00 (UN MILLON QUINIENTOS MIL Y 00/100 SOLES) para realizar el saneamiento físico legal de las Instituciones Educativas a nivel nacional.

53.2	Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a propuesta de este último.

CAPÍTULO VII

DISPOSICIONES ESPECIALES EN MATERIA DE ATENCIÓN DE DESASTRES Y RECONSTRUCCIÓN

Artículo 54.- Autorización para efectuar modificaciones presupuestarias para la preparación ante el peligro inminente y la atención de desastres e información sobre bienes de ayuda humanitaria

54.1

Se autoriza, durante el Año Fiscal 2023, a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, para efectuar modificaciones presupuestarias en el nivel funcional programático, con cargo a los recursos de su presupuesto institucional por las fuentes de financiamiento Recursos Ordinarios, Recursos Determinados en el rubro canon y sobrecanon, regalías, rentas de aduanas y participaciones, y Recursos Directamente Recaudados, a fin de financiar intervenciones ante el peligro inminente o la atención oportuna e inmediata y/o la rehabilitación en las zonas en desastre producto del impacto de peligros generados por fenómenos de origen natural o inducidos por acción humana, de los niveles 4 y 5 a los que se refiere el artículo 43 del Reglamento de la Ley 29664, Ley que crea el Sistema Nacional de Gestión del Riesgo de Desastres (SINAGERD), aprobado por Decreto Supremo 048-2011-PCM, y que cuenten con declaratoria de estado de emergencia por desastre o peligro inminente por la autoridad competente.

Dichas modificaciones presupuestarias financian intervenciones de la tipología A.3 Tipología de Actividades de Emergencia aprobada en el Decreto Supremo 132-2017-EF y modificatorias, y se ejecutan en el Programa Presupuestal 068: Reducción de la Vulnerabilidad y Atención de Emergencias por Desastres.

54.2

Para los fines señalados en el numeral precedente, las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales quedan exonerados de lo establecido en el artículo 13 de la presente ley, y en los incisos 3 y 4 del numeral 48.1 del artículo 48 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. En el caso de las entidades del Gobierno Nacional y los gobiernos regionales, el uso de los recursos de los programas presupuestales en el marco de la excepción al inciso 4 del numeral 48.1 del artículo 48 antes mencionado, se efectúa hasta el diez por ciento (10%) del Presupuesto Institucional de Apertura (PIA) correspondiente a los programas presupuestales del pliego respectivo, sin perjuicio del cumplimiento de las metas físicas de las actividades de prevención programadas ante la ocurrencia de desastres, siempre y cuando la zona afectada se encuentre declarada en estado de emergencia por desastre o peligro inminente por la autoridad competente.

54.3

Dentro de los quince (15) días calendario siguientes de terminado cada semestre de 2023, las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales deben remitir al Instituto Nacional de Defensa Civil (INDECI) un informe sobre las acciones realizadas y resultados obtenidos en el marco de lo establecido en el numeral 54.1, de acuerdo a los lineamientos que para dicho efecto establezca el INDECI. Teniendo en cuenta estos informes, el INDECI elabora un informe consolidado que contenga los resultados obtenidos por la aplicación de esta disposición, el mismo que debe publicar en su sede digital.

54.4

En virtud a las asignaciones de recursos otorgados a los gobiernos regionales en el Programa Presupuestal 068 “Reducción de la Vulnerabilidad y Atención de Emergencias por Desastres” en la actividad presupuestal 5005611. Administración y almacenamiento de kits para la asistencia frente a emergencias y desastres, los gobiernos regionales deben remitir al INDECI, dentro de los quince (15) días calendarios siguientes de terminado cada semestre del Año Fiscal 2023, un informe que incluya las adquisiciones de bienes de ayuda humanitaria efectuadas con los recursos asignados en la Sub Genérica de Gastos 2.2.2 “Prestaciones y asistencia social”, en el Programa Presupuestal 0068: Reducción de la Vulnerabilidad y Atención de Emergencias por Desastres, así como el stock de bienes de ayuda humanitaria con que cuentan en sus almacenes, la distribución y atención en marco de las emergencias registradas en el SINPAD, entre otras acciones relacionadas, de acuerdo con los lineamientos que para tal efecto emita el INDECI.

54.5	Las acciones que se ejecutan con cargo a los recursos autorizados en el presente artículo se sujetan al Sistema Nacional de Control.

Artículo 55.- Recursos para contribuir a la reducción del riesgo de desastres

55.1

Se autoriza, en forma excepcional, en el Año Fiscal 2023, a los gobiernos regionales y a los gobiernos locales, para utilizar hasta el veinte por ciento (20%) de los recursos provenientes del canon, sobrecanon y regalía minera, para ser destinado al financiamiento de las siguientes actividades destinadas a: i) la limpieza y/o descolmatación del cauce de ríos y quebradas; ii) la protección de márgenes de ríos y quebradas con rocas al volteo; iii) la monumentación y control de la faja marginal en puntos críticos; y iv) las comprendidas en el Plan de Prevención y Reducción del Riesgo aprobadas por la instancia correspondiente y/o que cuentan con la opinión técnica favorable del Centro Nacional de Estimación, Prevención y Reducción del Riesgo de Desastres (CENEPRED). Dichas actividades se ejecutan en zonas altamente expuestas a inundaciones, deslizamientos de tierras, flujo de detritos (huaycos), sismos, bajas temperaturas e incendios forestales identificadas por la Autoridad Nacional del Agua (ANA), el Instituto Nacional de Investigación en Glaciares y Ecosistemas de Montaña (INAIGEM), el Instituto Geológico, Minero y Metalúrgico (INGEMMET), el Instituto Geofísico del Perú (IGP), el Servicio Nacional de Meteorología e Hidrología del Perú (SENAMHI), la Comisión Nacional de Investigación y

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Desarrollo Aeroespacial (CONIDA) del pliego Ministerio de Defensa, el Instituto Geográfico Nacional y el Centro Nacional de Estimación, Prevención y Reducción del Riesgo de Desastres (CENEPRED), según corresponda. Esta autorización no alcanza a los gobiernos regionales y a los gobiernos locales si las actividades a las que se refiere el presente artículo se encuentran consideradas en el Plan Integral para la Reconstrucción con Cambios y/o hayan recibido financiamiento con cargo a los recursos del Fondo para intervenciones ante la Ocurrencia de Desastres Naturales (FONDES) para las mismas actividades. Los recursos autorizados por el presente artículo se ejecutan en el Programa Presupuestal 068: Reducción de la Vulnerabilidad y Atención de Emergencias por Desastres.

Para tal efecto, las entidades quedan exoneradas de lo dispuesto en el artículo 13 de la presente ley y en el inciso 3 del numeral 48.1 del artículo 48 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

55.2

Dentro de los quince (15) días calendario siguientes de terminado cada semestre de 2023, los gobiernos regionales y los gobiernos locales deben remitir a la Autoridad Nacional del Agua (ANA) y al Centro Nacional de Estimación, Prevención y Reducción del Riesgo de Desastres (CENEPRED), según corresponda, un informe sobre las acciones realizadas en ámbitos georreferenciados, así como los resultados obtenidos en el marco de la presente disposición para su consolidación respectiva, registro en la plataforma del Sistema de Información para la Gestión del Riesgo de Desastres (SIGRID), y publicación en su sede digital.

Artículo 56.- Recursos para financiar estudios e investigaciones para la prevención del riesgo de desastres

56.1

Se autoriza, durante el Año Fiscal 2023, a los gobiernos regionales, gobiernos locales y universidades públicas, para realizar transferencias financieras a favor del Instituto Geofísico del Perú (IGP), del Servicio Nacional de Meteorología e Hidrología del Perú (SENAMHI), del Instituto Nacional de Investigación en Glaciares y Ecosistemas de Montaña (INAIGEM), del Instituto Geológico, Minero y Metalúrgico (INGEMMET), Centro Nacional de Estimación, Prevención y Reducción del Riesgo de Desastres (CENEPRED), de la Comisión Nacional de Investigación y Desarrollo Aeroespacial (CONIDA) del pliego Ministerio de Defensa y del Instituto Geográfico Nacional (IGN), con cargo a los recursos de su presupuesto institucional por las fuentes de financiamiento Recursos Ordinarios, Recursos Determinados en el rubro canon y sobrecanon, regalías, rentas de aduanas y participaciones, y Recursos Directamente Recaudados, para financiar la elaboración de estudios y proyectos de investigación en campos relacionados a peligros generados por fenómenos de origen natural e inducidos por la acción humana, comportamiento de los glaciares y ecosistemas de montaña, análisis de vulnerabilidad y riesgo, así como medidas de prevención y reducción del riesgo de desastres, así como para la implementación de sistemas de observación y alerta temprana; en relación con sus circunscripciones territoriales.

Todos los estudios e investigaciones que sean desarrollados en el marco del párrafo precedente deben ser remitidos al Centro Nacional de Estimación, Prevención y Reducción del Riesgo de Desastres (CENEPRED) para su registro y visualización respectiva en la plataforma del Sistema de Información para la Gestión del Riesgo de Desastres (SIGRID) y publicación en la sede digital del Consejo Nacional de Ciencia, Tecnología e Innovación Tecnológica - CONCYTEC y demás entidades competentes.

Los recursos autorizados por el presente artículo se ejecutan en el Programa Presupuestal 0068: Reducción de la Vulnerabilidad y Atención de Emergencias por Desastres.

56.2

Las referidas transferencias financieras se aprueban, en el caso de las universidades públicas, mediante resolución del titular y, para el caso de los gobiernos regionales y los gobiernos locales, mediante acuerdo de Consejo Regional o Concejo Municipal, respectivamente. La resolución del titular y el acuerdo del Consejo Regional se publican en el diario oficial El Peruano, y el acuerdo del Concejo Municipal se publica en su sede digital.

56.3

Las transferencias financieras autorizadas por el presente artículo se aprueban previa suscripción de convenio, requiriéndose el informe favorable previo de la oficina de presupuesto, o la que haga sus veces, del pliego que transfiere el recurso. Cada pliego presupuestario que efectúa las transferencias financieras es responsable de la verificación, seguimiento, lo que incluye el monitoreo financiero de los recursos transferidos, y del cumplimiento de las acciones contenidas en el convenio, para lo cual realiza el monitoreo correspondiente.

56.4

La autorización otorgada en el presente artículo se financia con cargo al presupuesto institucional de las universidades públicas, gobiernos regionales y gobiernos locales, según corresponda, sin demandar recursos adicionales al Tesoro Público.

56.5

Dentro de los quince (15) días calendario siguientes de terminado cada semestre de 2023, el IGP, el SENAMHI, el INAIGEM, el INGEMMET, el CENEPRED, la CONIDA y el IGN elaboran un informe sobre las acciones realizadas y los resultados obtenidos por la aplicación del presente artículo, el mismo que debe publicarse en sus respectivas sedes digitales.

Artículo 57.- Recursos para los fines del FONDES

57.1

Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado hasta por la suma de S/ 8 805 133 892,00 (OCHO MIL OCHOCIENTOS CINCO MILLONES CIENTO TREINTA Y TRES MIL OCHOCIENTOS NOVENTA Y DOS Y 00/100 SOLES), exclusivamente, para el financiamiento de los fines del Fondo para Intervenciones ante la Ocurrencia de Desastres Naturales (FONDES), creado por el artículo 4 de la Ley 30458, según el siguiente detalle:

a)

Hasta por la suma de S/ 375 304 626,00 (TRESCIENTOS SETENTA Y CINCO MILLONES TRESCIENTOS CUATRO MIL SEISCIENTOS VEINTISÉIS Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, para el financiamiento de actividades e inversiones para la mitigación, capacidad de respuesta, rehabilitación, y reconstrucción ante la ocurrencia de fenómenos naturales y antrópicos, priorizados por la Comisión Multisectorial del “Fondo para intervenciones ante la ocurrencia de desastres naturales” y para financiar actividades de asistencia técnica, evaluación y verificación de solicitudes, seguimiento y monitoreo a cargo del Instituto Nacional de Defensa Civil (INDECI) en el marco de la citada Comisión, de acuerdo a lo siguiente:

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i.

Hasta por la suma de S/ 334 197 651,00 (TRESCIENTOS TREINTA Y CUATRO MILLONES CIENTO NOVENTA Y SIETE MIL SEISCIENTOS CINCUENTA Y UNO Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, en el pliego Instituto Nacional de Defensa Civil (INDECI), para el financiamiento de actividades e inversiones para la mitigación, capacidad de respuesta, rehabilitación, y reconstrucción ante la ocurrencia de fenómenos naturales y antrópicos, priorizados por la Comisión Multisectorial del “Fondo para intervenciones ante la ocurrencia de desastres naturales”, y que se ejecutan en el Año Fiscal 2023, conforme a lo establecido en el numeral 4.5 del artículo 4 de la Ley 30458, Ley que regula diversas medidas para financiar la ejecución de Proyectos de Inversión Pública en apoyo de gobiernos regionales y locales, los Juegos Panamericanos y Parapanamericanos y la ocurrencia de desastres naturales; el numeral 13.4 del artículo 13 de la Ley 30624, Ley que dispone medidas presupuestarias para el impulso del gasto en el Año Fiscal 2017, y el Decreto Supremo 132-2017-EF y modificatorias.

Asimismo, con cargo a los recursos previstos en el párrafo precedente, para financiar la continuidad de la ejecución de las intervenciones priorizadas en el año 2022 por la Comisión Multisectorial del FONDES, los cuales al 31 de diciembre del 2022 cuenten con los créditos presupuestarios por las fuentes de financiamiento Recursos Ordinarios o Recursos por Operaciones Oficiales de Crédito (ROOC), en la etapa de compromiso y no devengados y los devengados no girados en dichas fuentes de financiamiento. En el caso de la fuente de financiamiento ROOC no deben constituir saldos de balance de dicha fuente de financiamiento. Los citados créditos presupuestarios corresponden a aquellos que fueron transferidos o incorporados, según corresponda, en el presupuesto institucional de los pliegos del Gobierno Nacional, de gobiernos regionales y gobiernos locales, con cargo a recursos del FONDES, creado mediante el artículo 4 de la Ley 30458, en el marco del numeral 4.5 del mismo artículo, del numeral 13.4 del artículo 13 de la Ley 30624, Ley que dispone medidas presupuestarias para el impulso del gasto en el Año Fiscal 2017, de los numerales 67.1 y 67.2 del artículo 67 de la Ley 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022, y del Decreto Supremo 132- 2017-EF y sus modificatorias; y de acuerdo a las disposiciones que imparta la Comisión Multisectorial del FONDES.

ii.

Hasta por la suma de S/ 39 071 375,00 (TREINTA Y NUEVE MILLONES SETENTA Y UN MIL TRESCIENTOS SETENTA Y CINCO Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, en un gobierno regional y diversos gobiernos locales, para financiar la ejecución de las inversiones priorizadas en el Acta 28 por la Comisión Multisectorial del FONDES, cuyos recursos fueron previstos para el Año Fiscal 2023, según el cronograma de ejecución financiera y los componentes que fueron evaluados por la Secretaría Técnica de la citada comisión, de acuerdo con el Anexo III de la presente ley.

iii.

Hasta por la suma de S/ 2 035 600,00 (DOS MILLONES TREINTA Y CINCO MIL SEISCIENTOS Y 00/100 SOLES) por la fuente de financiamiento Recursos Ordinarios, en el pliego Instituto Nacional de Defensa Civil (INDECI), para financiar las actividades de asistencia técnica, evaluación y verificación de solicitudes, seguimiento y monitoreo a cargo de dicha entidad, en el marco de la Comisión Multisectorial del FONDES. Dentro de los quince (15) días calendarios siguientes de terminado cada semestre de 2023, el INDECI elabora un informe sobre las acciones realizadas y los resultados obtenidos, el mismo que se debe publicar en su sede digital.

b)

Hasta por la suma de S/ 3 397 338 901,00 (TRES MIL TRESCIENTOS NOVENTA Y SIETE MILLONES TRESCIENTOS TREINTA Y OCHO MIL NOVECIENTOS UNO Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, en los pliegos del Gobierno Nacional, gobiernos regionales y gobiernos locales, para la sostenibilidad y continuidad de la ejecución de las intervenciones incluidas en el Plan Integral para la Reconstrucción con Cambios y que se encuentran a cargo de dichos pliegos, de acuerdo con el Anexo IV de la presente ley.

c)

Hasta por la suma de S/ 4 872 870 203,00 (CUATRO MIL OCHOCIENTOS SETENTA Y DOS MILLONES OCHOCIENTOS SETENTA MIL DOSCIENTOS TRES Y 00/100 SOLES), de los cuales hasta por la suma de S/ 2 693 870 203,00 (DOS MIL SEISCIENTOS NOVENTA Y TRES MILLONES OCHOCIENTOS SETENTA MIL DOSCIENTOS TRES Y 00/100 SOLES) por la fuente de financiamiento Recursos Ordinarios, y hasta por la suma de S/ 2 179 000 000,00 (DOS MIL CIENTO SETENTA Y NUEVE MILLONES Y 00/100 SOLES) por la fuente de financiamiento Recursos por Operaciones Oficiales de Crédito, en el pliego Presidencia del Consejo de Ministros - Unidad Ejecutora Autoridad para la Reconstrucción con Cambios (ARCC), para el financiamiento de la ejecución de las intervenciones comprendidas en el Plan Integral para la Reconstrucción con Cambios a cargo de la ARCC, y para los gastos correspondientes al cumplimiento de las funciones de la ARCC que incluye el financiamiento de los gastos para el funcionamiento de dicha unidad ejecutora, de acuerdo a lo siguiente:

i.

Hasta por la suma de S/ 119 772 379,00 (CIENTO DIECINUEVE MILLONES SETECIENTOS SETENTA Y DOS MIL TRESCIENTOS SETENTA Y NUEVE Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, para el funcionamiento de la Unidad Ejecutora Autoridad para la Reconstrucción con Cambios.

ii.

Hasta por la suma de S/ 4 753 097 824,00 (CUATRO MIL SETECIENTOS CINCUENTA Y TRES MILLONES NOVENTA Y SIETE MIL OCHOCIENTOS VEINTICUATRO Y 00/100 SOLES), de los cuales hasta por la suma de S/ 2 574 097 824,00 (DOS MIL QUINIENTOS SETENTA Y CUATRO MILLONES NOVENTA Y SIETE MIL OCHOCIENTOS VEINTICUATRO Y 00/100 SOLES) por la fuente de financiamiento Recursos Ordinarios, y hasta por la suma de S/ 2 179 000 000,00 (DOS MIL CIENTO SETENTA Y NUEVE MILLONES Y 00/100 SOLES), por la fuente de financiamiento Recursos por Operaciones Oficiales de Crédito, para la ejecución de intervenciones a ser ejecutadas por la ARCC en el marco del acuerdo Gobierno a Gobierno para el Programa de la Reconstrucción celebrado entre el Departamento de Comercio Internacional del Gobierno del Reino Unido de Gran Bretaña e Irlanda del Norte y la Autoridad para la Reconstrucción con Cambios del Gobierno del Perú.

Se autoriza a la Autoridad para la Reconstrucción con Cambios (ARCC) a realizar modificaciones presupuestarias en el nivel funcional programático a favor y entre las inversiones señaladas en el acápite ii del literal c) del presente artículo. Para efecto de las referidas modificaciones presupuestarias, la ARCC queda exceptuada de lo establecido en el artículo 13 de la presente ley.

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d)

Hasta por la suma de S/ 159 620 162,00 (CIENTO CINCUENTA Y NUEVE MILLONES SEISCIENTOS VEINTE MIL CIENTO SESENTA Y DOS Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, en el pliego Presidencia del Consejo de Ministros—Unidad Ejecutora Autoridad para la Reconstrucción con Cambios, para el financiamiento de las intervenciones incluidas en el Plan Integral para la Reconstrucción con Cambios.

Se autoriza, excepcionalmente, a la Autoridad para la Reconstrucción con Cambios, previa opinión de la Oficina de Presupuesto o la que haga sus veces en la referida Autoridad, y siempre que se asegure el financiamiento de las intervenciones a ser ejecutadas en el marco del Acuerdo Gobierno a Gobierno para el Programa de la Reconstrucción celebrado entre el Departamento de Comercio Internacional del Gobierno del Reino Unido de Gran Bretaña e Irlanda del Norte y la Autoridad para la Reconstrucción con Cambios del Gobierno del Perú, de acuerdo con la programación que establezca dicha Autoridad, a destinar recursos a que se refiere el acápite ii) del literal c) del numeral 57.1 a los fines a que se refiere el presente literal, priorizándose las intervenciones en ejecución a cargo de los gobiernos regionales y gobiernos locales.

57.2

Los recursos a los que se refiere el acápite i del literal a) del numeral 57.1 y los recursos que fueran habilitados al INDECI para los fines de la Comisión antes mencionada, se transfieren a través de modificaciones presupuestarias en el nivel institucional, las que se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, y por el ministro de Defensa, a solicitud del INDECI.

Los recursos a los que se refiere el literal d) del numeral 57.1, incluyendo aquellos recursos del acápite ii del literal c) del numeral 57.1 destinados a los fines del literal d) del numeral 57.1, así como los que fueran habilitados a favor del pliego Presidencia del Consejo de Ministros—Unidad Ejecutora Autoridad para la Reconstrucción con Cambios, se transfieren a través de modificaciones presupuestarias en el nivel institucional, las que se aprueban mediante decreto supremo refrendado por el Presidente del Consejo de Ministros y por el ministro de Economía y Finanzas, a solicitud de la Autoridad para la Reconstrucción con Cambios (ARCC).

57.3

En el caso de modificación y/o actualización del Plan Integral para la Reconstrucción con Cambios, y/o actualización en el Banco de Inversiones del Sistema Nacional de Programación Multianual y Gestión de Inversiones y/o de existir saldos de libre disponibilidad según proyección al cierre del Año Fiscal 2023 de las intervenciones consignadas en el referido Plan, se autoriza a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, para realizar modificaciones presupuestarias en el nivel institucional a favor del pliego Presidencia del Consejo de Ministros—Unidad Ejecutora Autoridad para la Reconstrucción con Cambios, de conformidad con las disposiciones que para el efecto imparta esta última. Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el Presidente del Consejo de Ministros y por el ministro de Economía y Finanzas, a solicitud de la ARCC. Dichas modificaciones presupuestarias comprenden los recursos a los que se refieren los literales b) y d) del numeral 57.1, los cuales se destinan a financiar los fines establecidos en el acápite ii del literal c) y el literal d) del numeral 57.1. Los montos de las Asignaciones Financieras que se deriven de las citadas modificaciones presupuestarias, son extornados, de corresponder, por la Dirección General del Tesoro Público a favor del FONDES, a solicitud de la ARCC.

57.4

Los recursos a los que se refieren los literales a), b), c) y d) del numeral 57.1, así como los recursos que fueran habilitados durante el Año Fiscal 2023 a favor de los pliegos Presidencia del Consejo de Ministros—Unidad Ejecutora Autoridad para la Reconstrucción con Cambios e Instituto Nacional de Defensa Civil (INDECI), para los fines del FONDES, según corresponda, se ejecutan bajo las mismas formalidades, mecanismos y procedimientos aprobados en la normatividad vigente para las intervenciones mencionadas en los referidos literales, en lo que les fuera aplicable.

57.5	Se suspende para el Año Fiscal 2023 lo establecido en el artículo 42 de la Ley 30680, Ley que aprueba medidas para dinamizar la ejecución del gasto público y establece otras disposiciones.

57.6	Los recursos a los que se refiere el numeral 57.1 no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en el presente artículo.

57.7

Se autoriza, durante el Año Fiscal 2023, a los pliegos del Gobierno Nacional, gobiernos regionales y gobiernos locales, comprendidos en el Plan Integral para la Reconstrucción con Cambios (PIRCC), a financiar y/o cofinanciar el componente de fortalecimiento de capacidades institucionales del citado Plan, con cargo a los recursos de sus presupuestos institucionales distintos a los recursos que se le hubieran asignado correspondientes al Fondo para intervenciones ante la ocurrencia de desastres naturales (FONDES), sin demandar recursos adicionales al Tesoro Público.

Para efecto de lo autorizado en el presente numeral, los referidos pliegos quedan exceptuados únicamente de lo establecido en el numeral 5.1 del artículo 5 de la Ley 30556, Ley que aprueba disposiciones de carácter extraordinario para las intervenciones del Gobierno Nacional frente a desastres y que dispone la creación de la Autoridad para la Reconstrucción con Cambios, debiendo cumplir las demás disposiciones establecidas en la citada ley y sus normas reglamentarias.

57.8

Para la aplicación de lo establecido en el presente artículo, se exceptúa a las entidades del Gobierno Nacional, gobierno regional y gobierno local de lo dispuesto en el artículo 49 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

CAPÍTULO VIII

DISPOSICIONES ESPECIALES EN CIENCIA, TECNOLOGÍA E INNOVACIÓN

Artículo 58.- Autorización para efectuar gastos para el apoyo técnico en la implementación de políticas nacionales y sectoriales, actividades de promoción de ciencia, tecnología e innovación (CTI)

58.1

Se autoriza, durante el Año Fiscal 2023, al Consejo Nacional de Ciencia, Tecnología e Innovación Tecnológica (CONCYTEC) y al Programa Nacional de Investigación Científica y Estudios Avanzados (PROCIENCIA), al Instituto Geológico Minero y Metalúrgico (INGEMMET), al Programa Nacional de Desarrollo Tecnológico e Innovación (PROINNOVATE) del Ministerio de la Producción, al Instituto Tecnológico de la Producción (ITP), Instituto Geofísico del Perú (IGP), a las entidades públicas beneficiarias del PROCIENCIA y PROINNOVATE, al Instituto Nacional de Calidad (INACAL), al Servicio Nacional de Meteorología e Hidrología del Perú (SENAMHI), al Instituto de Investigaciones de la Amazonía Peruana (IIAP), al Instituto Nacional de Investigación en Glaciares y Ecosistemas de Montaña (INAIGEM), al Instituto Nacional de Defensa de la Competencia y de la Protección de la Propiedad Intelectual (INDECOPI), al Instituto Nacional de Salud (INS), al Ministerio de la Producción, a la Comisión Nacional de Investigación y Desarrollo Aeroespacial (CONIDA), al Instituto Geográfico Nacional (IGN), al Instituto del Mar del Perú (IMARPE), al Instituto Nacional de Estadística e Informática (INEI), al

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Instituto Nacional de Enfermedades Neoplásicas (INEN), al Instituto Nacional de Innovación Agraria (INIA), al Servicio Nacional Forestal y de Fauna Silvestre (SERFOR), al Instituto Peruano de Energía Nuclear (IPEN), y a las Universidades Públicas, para que en el marco de sus competencias, puedan pagar gastos relacionados a pasajes, alimentación y hospedaje a profesionales científicos y técnicos calificados externos a la institución, domiciliados y no domiciliados en el país, dentro y fuera del territorio nacional, con el fin de brindar apoyo técnico en la implementación de políticas nacionales y sectoriales, actividades de promoción de ciencia, tecnología e innovación (CTI), contribuir como evaluadores y/o actuar como jurados en procesos de selección y evaluación relacionados con ciencia, tecnología e innovación.

58.2

Lo autorizado en el numeral precedente se financia con cargo al PROCIENCIA, de los recursos que las entidades reciben del PROCIENCIA y PROINNOVATE y a los presupuestos institucionales de los pliegos CONCYTEC, INGEMMET, ITP, IGP, INACAL, SENAMHI, IIAP, INAIGEM, INDECOPI, INS, Ministerio de la Producción, CONIDA, IGN, IMARPE, INEI, INEN, INIA, SERFOR, IPEN, y universidades públicas, según corresponda, sin demandar recursos adicionales al Tesoro Público.

Artículo 59.- Autorización al Ministerio de la Producción para efectuar transferencias financieras y otorgar subvenciones en el marco del Programa Nacional de Desarrollo Tecnológico e Innovación (PROINNOVATE), y del Programa Nacional de Innovación en Pesca y Acuicultura (PNIPA)

59.1

Con la finalidad de contribuir al incremento de la productividad, a través del impulso al desarrollo productivo y del emprendimiento y la innovación, se autoriza, durante el Año Fiscal 2023, al Ministerio de la Producción, a través del Programa Nacional de Desarrollo Tecnológico e Innovación (PROINNOVATE), y del Programa Nacional de Innovación en Pesca y Acuicultura (PNIPA), para efectuar transferencias financieras a favor de entidades públicas del Gobierno Nacional, gobiernos regionales y gobiernos locales, y a otorgar subvenciones a favor de los beneficiarios definidos en el marco de los procedimientos de los citados Programas Nacionales y de las normas que regulan los fondos que estos administran, y con cargo a su presupuesto, con la finalidad de contribuir al desarrollo productivo, y del emprendimiento y del sistema de innovación.

59.2

Las transferencias financieras y las subvenciones a las que se refiere el numeral precedente se aprueban mediante resolución del titular del pliego Ministerio de la Producción, previa suscripción de convenio o contrato de recursos no reembolsables, según corresponda, y requiriéndose el informe favorable previo de su oficina de presupuesto o la que haga sus veces. Dicha resolución del titular del pliego se publica en el diario oficial El Peruano. La facultad para la aprobación de las subvenciones a que se refiere la presente disposición, referidas al ámbito de los mencionados Programas Nacionales, puede ser delegada en el funcionario a cargo del respectivo Programa.

59.3

El Ministerio de la Producción es responsable del monitoreo, seguimiento y cumplimiento de los fines y metas para los cuales fueron entregados los recursos públicos. Dichos recursos, bajo responsabilidad, deben ser destinados solo a los fines para los cuales se autoriza su transferencia u otorgamiento, según corresponda, conforme a la presente disposición. El Ministerio de la Producción, mediante resolución de su titular, debe establecer los mecanismos para la rendición de cuentas de los recursos otorgados mediante subvenciones a las personas naturales y personas jurídicas privadas, así como para la evaluación por parte del Ministerio de la Producción de los resultados alcanzados y los beneficios generados por el otorgamiento de las subvenciones autorizadas en el marco de lo establecido por la presente disposición. Asimismo, el Ministerio de la Producción publica, semestralmente, en su sede digital, la relación de los beneficiarios de las subvenciones otorgadas conforme al presente artículo.

Artículo 60.- Incentivo económico a investigadores que participan en programas y proyectos ejecutados por entidades públicas

60.1

Se dispone que, durante el Año Fiscal 2023, las entidades públicas que resulten beneficiarias, como entidades ejecutoras y/o entidades asociadas, de las transferencias efectuadas por el Programa Nacional de Investigación Científica y Estudios Avanzados (PROCIENCIA) para el cofinanciamiento de programas y proyectos en materia de ciencia, tecnología e innovación, quedan autorizadas a otorgar un incentivo económico a los investigadores que participan en el desarrollo de estos programas y proyectos de ciencia, tecnología e innovación.

60.2

Se dispone que, durante el Año Fiscal 2023, aquellas entidades públicas que resulten beneficiarias de los concursos convocados por el Programa Nacional de Desarrollo Tecnológico e Innovación (PROINNOVATE), por el Programa Nacional de Innovación en Pesca y Acuicultura (PNIPA) y por el Instituto Tecnológico de la Producción (ITP), de recursos del Fondo MIPYME Emprendedor o de las fuentes de financiamiento Recursos Directamente Recaudados por concepto de regalías o derechos de propiedad intelectual o Recursos Ordinarios, quedan autorizadas a otorgar un incentivo económico a los investigadores que participan en un proyecto de investigación, innovación u otro similar.

60.3

Dicho incentivo, no tiene carácter remunerativo ni pensionable, no forma parte de la base de cálculo para la asignación o compensación por tiempo de servicios o cualquier otro tipo de bonificaciones, asignaciones o entregas, ni está afecto a cargas sociales. La ejecución de dicho gasto se efectúa en la Partida de Gasto 2.1.1 1.2 99 Otras retribuciones y complementos, 2.3.2 8 1: Contrato Administrativo de Servicios, según corresponda; y en la Partida de Gasto 2.6.7 Inversiones Intangibles.

CAPÍTULO IX

DISPOSICIONES ESPECIALES SOBRE IMPLEMENTACIÓN DE LA NEGOCIACIÓN

COLECTIVA EN EL SECTOR ESTATAL

Artículo 61.- Incremento del Monto Único Consolidado de los servidores del régimen del Decreto Legislativo 276

61.1

Se autoriza al Ministerio de Economía y Finanzas para que, mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Gestión Fiscal de los Recursos Humanos, apruebe el nuevo Monto Único Consolidado (MUC) de los servidores del régimen del Decreto Legislativo 276 que pertenecen al grupo ocupacional profesional, técnico y auxiliar, de acuerdo con la cláusula Vigésimo Quinta del Convenio Colectivo Centralizado 2022-2023, suscrito en el marco de la Ley 31188, Ley de Negociación Colectiva en el Sector Estatal; la Vigésima Cuarta Disposición Complementaria Final de la Ley

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31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022 y el Decreto Supremo 008-2022-PCM, Decreto Supremo que aprueba Lineamientos para la implementación de la Ley 31188, Ley de Negociación Colectiva en el Sector Estatal. El nuevo MUC es de naturaleza remunerativa, tiene carácter pensionable y se encuentra afecto a cargas sociales; asimismo, constituye base de cálculo para los beneficios laborales.

61.2

Se autoriza al Ministerio de Economía y Finanzas para que, mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Gestión Fiscal de los Recursos Humanos, apruebe el Monto Único Consolidado de los servidores del régimen del Decreto Legislativo 276 que pertenecen al grupo ocupacional funcionario; así como los criterios y otras disposiciones necesarias para la implementación de lo establecido en el presente artículo.

61.3	El decreto supremo que se emita en el marco de lo autorizado en los numerales precedentes, entra en vigencia a partir del 01 de enero de 2023.

61.4

En el marco del Decreto de Urgencia 038-2019, cuando el monto afecto a cargas sociales determinado sea mayor al nuevo MUC, se mantiene el referido monto afecto a cargas sociales; y, cuando el monto afecto a cargas sociales determinado sea menor o igual al nuevo MUC, el monto afecto a cargas sociales es el nuevo MUC.

61.5	Para efectos de la implementación de la presente disposición, se exonera de lo dispuesto en el artículo 6 de la Ley 31365 y artículo 6 de la presente ley.

61.6	El presente artículo entra en vigencia a partir del día siguiente de la publicación de la presente ley.

Artículo 62.- Incremento mensual de los servidores de los regímenes de los Decretos Legislativos 728, 1057 y Leyes 30057, 29709 y 28091

62.1

Se autoriza al Ministerio de Economía y Finanzas para que, mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Gestión Fiscal de los Recursos Humanos, apruebe el incremento mensual de los servidores de los regímenes de los Decretos Legislativos 728, 1057 y Leyes 30057, 29709 y 28091, acordado en la cláusula Vigésimo Sexta del Convenio Colectivo Centralizado 2022-2023, suscrito en el marco de la Ley 31188, Ley de Negociación Colectiva en el Sector Estatal; la Vigésima Cuarta Disposición Complementaria Final de la Ley 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022 y el Decreto Supremo 008-2022-PCM, Decreto Supremo que aprueba Lineamientos para la implementación de la Ley 31188, Ley de Negociación Colectiva en el Sector Estatal.

62.2

Se autoriza al Ministerio de Economía y Finanzas para que, mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Gestión Fiscal de los Recursos Humanos, apruebe el incremento mensual de los directivos y funcionarios de los regímenes de los Decretos Legislativos 728, 1057 y Leyes 30057, 29709 y 28091; así como los criterios y otras disposiciones necesarias para la implementación de lo establecido en el presente artículo.

62.3	El decreto supremo que se emita en el marco de lo autorizado en los numerales precedentes, entra en vigencia a partir del 01 de enero de 2023.

62.4	Para efectos de la implementación de la presente disposición, se exonera de lo dispuesto en el artículo 6 de la Ley 31365 y artículo 6 de la presente ley.

62.5	El presente artículo entra en vigencia a partir del día siguiente de la publicación de la presente ley.

Artículo 63.- Otorgamiento de un bono excepcional

63.1

Se autoriza el otorgamiento de un bono excepcional, por única vez, de S/ 550,00 (QUINIENTOS CINCUENTA SOLES Y 00/100) para los servidores de los regímenes de los Decretos Legislativos 276, 728, 1057 y Leyes 30057, 29709 y 28091, del Gobierno Nacional, gobiernos regionales y gobiernos locales, acordado en la cláusula Vigésimo Séptima del Convenio Colectivo Centralizado 2022-2023, suscrito en el marco de la Ley 31188, Ley de Negociación Colectiva en el Sector Estatal; la Vigésima Cuarta Disposición Complementaria Final de la Ley 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022 y el Decreto Supremo 008-2022-PCM, Decreto Supremo que aprueba Lineamientos para la implementación de la Ley 31188, Ley de Negociación Colectiva en el Sector Estatal.

63.2

El bono excepcional se entrega por única vez en el mes de diciembre de 2022, no tiene carácter remunerativo, no está afecto a cargas sociales y no es de naturaleza pensionable, ni forma parte de los beneficios laborales.

63.3	Para el pago del bono excepcional, el personal beneficiario debe cumplir con las siguientes condiciones:

1.

Para el caso de las entidades del Gobierno Nacional y los gobiernos regionales, el personal beneficiario debe cumplir de manera conjunta lo siguiente: contar con vínculo laboral vigente al mes de diciembre de 2022 y encontrase registrado al 30 de noviembre de 2022 en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) del Ministerio de Economía y Finanzas.

2.

Para el caso de los gobiernos locales, el personal beneficiario debe cumplir de manera conjunta lo siguiente: contar con vínculo laboral vigente al mes de diciembre de 2022 y encontrase registrado en PDT PLAME en el mes de setiembre de 2022.

63.4	Para el financiamiento del bono excepcional que otorgan las entidades del Gobierno Nacional, gobiernos regionales y gobiernos locales se dispone lo siguiente:

1.

Se autoriza al Ministerio de Economía y Finanzas, durante el Año Fiscal 2022, a realizar modificaciones presupuestarias en el nivel institucional y en el nivel funcional programático, según corresponda, con cargo a los recursos del presupuesto institucional de las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, por la fuente de financiamiento Recursos Ordinarios, lo que comprende los recursos que se autoricen mediante modificaciones presupuestarias en el nivel institucional o en el nivel funcional programático mediante una norma con rango de ley y los recursos que se asignen o transfieran para el financiamiento de los fines de los Fondos en el Presupuesto del Sector Público para el Año Fiscal 2022, a favor de la Reserva de Contingencia a la que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Las modificaciones presupuestarias en el nivel institucional se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, y las modificaciones presupuestarias en el nivel funcional programático se aprueban mediante resolución ministerial del Ministerio de Economía y Finanzas. Para tal fin, se exceptúa a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales de lo establecido en el artículo 49 del Decreto Legislativo 1440.

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2.

Se autoriza, durante el Año Fiscal 2022, a realizar modificaciones presupuestarias en el nivel institucional y en el nivel funcional programático, según corresponda, a favor de las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, con cargo a los recursos a los que se refiere el numeral precedente transferidos a favor de la Reserva de Contingencia a la que se refiere el artículo 53 del Decreto Legislativo 1440, por la fuente de financiamiento Recursos Ordinarios, para financiar el bono excepcional acordado en la cláusula Vigésimo Séptima del Convenio Colectivo Centralizado 2022-2023. Las modificaciones presupuestarias en el nivel institucional se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, y las modificaciones presupuestarias en el nivel funcional programático se aprueban mediante resolución ministerial del Ministerio de Economía y Finanzas, en ambos casos a propuesta de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas.

3.

Excepcionalmente, en caso corresponda, y de forma complementaria a lo dispuesto en el inciso 2 del presente numeral, los gobiernos locales pueden financiar el referido bono, con cargo a los recursos de su presupuesto institucional, para lo cual quedan exceptuados de lo establecido en los numerales 9.1 y 9.4 del artículo 9 de la Ley 31365.

4.

En el caso de las entidades a las que hace referencia el artículo 72 del Decreto Legislativo 1440, el gasto que irrogue la aplicación del presente artículo, se financia con cargo a sus respectivos presupuestos institucionales para lo cual quedan exceptuadas de lo establecido en el artículo 9 de la Ley 31365 y en el inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

63.5

Para la aplicación de lo establecido en el presente artículo, se exceptúa a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales de lo dispuesto por el artículo 6 de la Ley 31365 y del numeral 17.2 del artículo 17 de la Ley 31188.

63.6	Lo establecido en el presente artículo entra en vigencia al día siguiente de la publicación de la presente ley.

Artículo 64.- Excepciones para la aprobación de conceptos de ingresos en el marco de los convenios colectivos, actas de conciliación o laudos arbitrales aprobados de conformidad con la Ley 31188

64.1

Se exceptúa de la prohibición de reajuste o incremento de remuneraciones, bonificaciones, beneficios, dietas, asignaciones, retribuciones, estímulos, incentivos, compensaciones económicas y concepto de cualquier naturaleza, cualquiera sea su forma, modalidad, periodicidad y fuentes de financiamiento; asimismo, de la prohibición de la aprobación de nuevas bonificaciones, beneficios, asignaciones, incentivos, estímulos, retribuciones, dietas, compensaciones económicas y conceptos de cualquier naturaleza con la misma características señaladas anteriormente, establecidas en el artículo 6 de la presente ley, para efectos de la aprobación de conceptos de ingresos en el marco de los convenios colectivos, actas de conciliación o laudos arbitrales aprobados de conformidad con la Ley 31188, Ley de Negociación Colectiva en el Sector Estatal.

64.2

Para efecto de lo establecido en el numeral precedente, todo proceso de negociación colectiva o proceso de arbitraje laboral, se sujeta al cumplimiento de las normas de la administración financiera del sector público, respetando estrictamente los principios de equilibro y programación multianual, las reglas macrofiscales y las reglas para la estabilidad presupuestaria para cada año fiscal, bajo responsabilidad.

64.3	Los procesos de negociación colectiva y/o procesos de arbitraje laboral que se encuentren en trámite, se adecúan a lo establecido en la presente disposición.

Artículo 65.- Modificaciones presupuestarias con cargo a los recursos asignados para la implementación de las negociaciones colectivas en el Nivel Descentralizado

65.1

Durante el Año Fiscal 2023, las específicas de gasto 2.5.6 1.1 1 “Gastos por implementación de la negociación colectiva - Nivel descentralizado por entidad pública” y 2.5.6 1.1 2 “Gastos por implementación de la negociación colectiva - Nivel descentralizado en el ámbito sectorial” del presupuesto institucional de los pliegos presupuestarios del Gobierno Nacional y gobiernos regionales, no pueden habilitar a otras partidas, genéricas o específicas del gasto de sus presupuestos institucionales ni ser habilitadas, prohibición que incluye ejecutar gasto en las referidas partidas. La citadas específicas de gasto prevé los recursos definidos como Espacio Fiscal para la Negociación Colectiva en el Nivel Descentralizado mediante el Informe Final de Estado Situacional de la Administración Financiera del Sector Público.

65.2

Para el caso de la específica de gasto 2.5.6 1.1 1 “Gastos por implementación de la negociación colectiva - Nivel descentralizado por entidad pública”, solo se pueden habilitar a otras específicas de gasto en la misma unidad ejecutora o entre unidades ejecutoras del mismo pliego, para el financiamiento de los convenios suscritos en el marco de la Ley 31188, Ley de Negociación Colectiva en el Sector Estatal en el Nivel Descentralizado en el Ámbito por Entidad Pública, previa opinión del Ministerio de Economía y Finanzas.

65.3

Para el caso de la específica de gasto 2.5.6 1.1 2 “Gastos por implementación de la negociación colectiva - Nivel descentralizado en el ámbito sectorial”, se autoriza al Ministerio de Educación y Ministerio de Salud, según corresponda, con cargo a los recursos de su presupuesto institucional asignado a dicha específica, a efectuar modificaciones presupuestarias en el nivel institucional a favor de sus organismos públicos que se encuentran bajo su rectoría y de los gobiernos regionales, las cuales se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro del Sector correspondiente, a solicitud de este último.

65.4

Para efectos de lo establecido en los numerales precedentes, los pliegos del Gobierno Nacional y los gobiernos regionales quedan exceptuados de lo dispuesto en los numerales 9.1 y 9.4 del artículo 9 de la presente ley.

65.5

Se autoriza al Poder Ejecutivo, durante el Año Fiscal 2023, para aprobar modificaciones presupuestarias en el nivel institucional a favor de la Reserva de Contingencia a la que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, con cargo a los recursos asignados en el presupuesto institucional de los pliegos del Gobierno Nacional en las específicas de gasto 2.5.6 1.1 1 “Gastos por implementación de la negociación colectiva - Nivel descentralizado por entidad pública” y 2.5.6 1.1 2 “Gastos por implementación de la negociación colectiva—Nivel descentralizado en el ámbito sectorial”, que no hubieran sido ejecutados en aplicación del presente artículo. Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro del Sector correspondiente, el mismo que se publica hasta el 31 de marzo de 2023.

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Artículo 66.- Sustentación de las modificaciones presupuestales aprobadas por decreto supremo

Los decretos supremos que aprueban las modificaciones presupuestarias en el nivel institucional autorizadas en la presente ley, son sustentadas por los Ministros de los Sectores involucrados, ante la Comisión de Presupuesto y Cuenta General de la República dentro de los cinco primeros días hábiles del mes siguiente, al finalizar cada trimestre, incluyendo el detalle de las partidas anuladas y habilitadas; para tal efecto los Ministros de los Sectores involucrados concurren conjuntamente con el Ministro de Economía y Finanzas.

Artículo 67.- Cambio de categoría de personal suboficial

Se autoriza al Ministerio del Interior, para efectuar, durante el Año Fiscal 2023, por excepción el cambio de categoría del personal suboficial de servicios o armas que en mérito a sus resoluciones directorales o autorizaciones de carácter oficial o legal, realizaron labores asistenciales de profesionales de salud como Médicos, Odontólogos, Enfermeros Psicólogos, Químicos Farmacéuticos, Nutricionistas, Biólogos, Obstetras, Técnologos Médicos y Trabajador Social, y realizado en ejercicio de su profesión en la Sanidad de la Policía Nacional; el cumplimiento del presente artículo se realizará con cargo a los recursos del Presupuesto Institucional del Pliego del Ministerio del Interior, sin demandar recursos adicionales al tesoro público.

Para la implementación del cambio de categoría previsto en el párrafo anterior, mediante decreto supremo refrendado por el ministro del Interior, con opinión previa favorable del Ministerio de Economía y Finanzas a través de la Dirección General de Gestión Fiscal de los Recursos Humanos, se aprueba el reglamento que establece los requisitos, condiciones, procedimientos y mecanismos.

DISPOSICIONES COMPLEMENTARIAS FINALES

Primera.- Se establece como límite para que el Banco Central de Reserva del Perú (BCRP) requiera autorización por ley para efectuar operaciones y celebrar convenios de crédito para cubrir desequilibrios transitorios en la posición de las reservas internacionales, cuando el monto de tales operaciones y convenios supere una suma equivalente a diez veces el valor de la cuota del Perú en el Fondo Monetario Internacional (FMI), de conformidad con el artículo 85 de la Constitución Política del Perú.

Segunda.- Los créditos presupuestarios correspondientes a las competencias y funciones transferidas en el año 2022 en el marco del proceso de descentralización y que no hayan sido consideradas en la fase de programación multianual presupuestaria y formulación presupuestaria del Presupuesto del Sector Público para el Año Fiscal 2023 en el pliego correspondiente, se transfieren durante el presente Año Fiscal, con cargo al presupuesto del pliego que ha transferido la competencia, conforme a lo establecido en la Quinta Disposición Transitoria de la Ley 27783, Ley de Bases de la Descentralización. Dichas transferencias se realizan en enero del año 2023 a propuesta del pliego respectivo y detallan el monto que corresponde a cada pliego a ser habilitado. La propuesta antes mencionada se remite al Ministerio de Economía y Finanzas para los fines respectivos.

Tercera.- Respecto al financiamiento para pago de obligaciones previsionales a cargo de la Caja de Pensiones Militar Policial:

1.

Se autoriza, de manera excepcional, al Ministerio de Economía y Finanzas, para realizar modificaciones presupuestarias en el nivel institucional, en el mes de diciembre del Año Fiscal 2022, a favor de los pliegos Ministerio de Defensa y Ministerio del Interior con cargo a los recursos a los que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, y a los saldos disponibles según proyección al cierre del Año Fiscal 2022 del Presupuesto del Sector Público. Dichas modificaciones presupuestarias no se encuentran comprendidas dentro del límite del monto a que se refiere el numeral 36.5 del artículo 36 del Decreto Legislativo 1440.

Las modificaciones presupuestarias en el nivel institucional, autorizadas en el párrafo precedente, se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, por el ministro de Defensa y por el ministro del Interior, a solicitud de los Titulares de estos últimos Ministerios, y utilizando, de ser necesario, el procedimiento establecido en el artículo 54 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Las propuestas de decreto supremo deben ser presentadas al Ministerio de Economía y Finanzas a más tardar hasta el 16 de diciembre de 2022. Dichos recursos se incorporan en los presupuestos institucionales de los mencionados pliegos en la fuente de financiamiento Recursos Ordinarios. Luego de que se incorporen los recursos a los que se refiere el presente numeral, y hasta el 28 de diciembre de 2022, los pliegos Ministerio de Defensa y Ministerio del Interior, mediante resolución de su titular, que se publica en el diario oficial El Peruano, deben autorizar una transferencia financiera por el monto total de los recursos que les han sido transferidos en virtud de lo establecido en los párrafos precedentes del presente numeral, a favor de la Caja de Pensiones Militar Policial (CPMP), para ser destinados exclusivamente al financiamiento del pago de las obligaciones previsionales a cargo de la CPMP.

2.

Se autoriza, durante el Año Fiscal 2023, al Ministerio de Economía y Finanzas, para realizar modificaciones presupuestarias en el nivel institucional, a favor de los pliegos Ministerio de Defensa y Ministerio del Interior con cargo a los recursos a los que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Las modificaciones presupuestarias en el nivel institucional, autorizadas en el presente numeral, se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, por el ministro de Defensa y por el ministro del Interior, a solicitud de estos últimos. Dichos recursos se destinan, únicamente para financiar las transferencias financieras que dichos pliegos deben efectuar a la CPMP para ser destinados exclusivamente al financiamiento del pago de las obligaciones previsionales a cargo de la CPMP. Dichos recursos no pueden utilizarse para fines distintos a los establecidos en el presente numeral. Las referidas transferencias financieras se aprueban mediante resolución del titular del Ministerio de Defensa y del Ministerio del Interior, según corresponda, y se publican en el diario oficial El Peruano.

3.

Las transferencias financieras que, en el marco de lo dispuesto por la presente disposición, efectúen los pliegos Ministerio de Defensa y Ministerio del Interior a favor de la Caja de Pensiones Militar Policial (CPMP), son otorgadas en las cuentas que determine la Dirección General del Tesoro Público, para su asignación financiera conforme a los procedimientos del Sistema Nacional de Tesorería, de manera que los recursos de las citadas transferencias no utilizados en el cumplimiento de las indicadas obligaciones previsionales por parte de la CPMP, son devueltos por esta última a los pliegos Ministerio de Defensa y Ministerio del Interior, para que dichos pliegos efectúen la reversión de los citados recursos al Tesoro Público, hasta el mes de marzo de 2024. Los pliegos Ministerio de Defensa y Ministerio del Interior son responsables de la verificación y seguimiento del cumplimiento de la finalidad para la cual son transferidos los recursos.

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4.	Lo establecido en el numeral 1 entra en vigencia a partir del día siguiente de la publicación de la presente ley.

Cuarta.- Se dispone que para el Año Fiscal 2023, los Documentos Cancelatorios -Tesoro Público emitidos al amparo de la Ley 29266, Ley que autoriza la emisión de Documentos Cancelatorios—Tesoro Público para el pago del Impuesto General a las Ventas y del Impuesto a la Renta generado por contrataciones del pliego Ministerio de Defensa, son financiados con cargo a los recursos de la Reserva de Contingencia hasta por la suma de S/ 44 656 682,00 (CUARENTA Y CUATRO MILLONES SEISCIENTOS CINCUENTA Y SEIS MIL SEISCIENTOS OCHENTA Y DOS Y 00/100 SOLES), los cuales, para efectos de lo establecido en la presente disposición, se transfieren al pliego Ministerio de Defensa mediante decreto supremo, con el voto aprobatorio del Consejo de Ministros, hasta por el monto que sea requerido en dicho periodo, sin exceder el límite establecido en el artículo 3 de la Ley 29266, y se incorporan en el presupuesto institucional del mencionado pliego en la fuente de financiamiento Recursos Ordinarios.

Quinta.- Se autoriza, excepcionalmente, la realización de transferencias de recursos de las entidades del Gobierno Nacional, gobiernos regionales y gobiernos locales, a favor del pliego Autoridad Nacional del Servicio Civil (SERVIR), con la finalidad de otorgar financiamiento y cofinanciamiento del complemento remunerativo a cargo de dicha entidad, para la asignación de los gerentes públicos de acuerdo con la normatividad de la materia.

Asimismo, se autoriza a SERVIR, durante el Año Fiscal 2023, para pagar el total de la remuneración de los gerentes públicos asignados a entidades públicas, lo que comprende las entidades públicas, programas y proyectos que no cuenten con plazas presupuestadas.

Para el financiamiento de la remuneración a la que se refiere el párrafo precedente, se autoriza de manera excepcional a las entidades receptoras de gerentes públicos para efectuar transferencias de recursos a favor de SERVIR, de los recursos destinados a la contratación bajo el Régimen Laboral Especial del Decreto Legislativo 1057 de profesionales para los cargos que sean cubiertos con gerentes públicos. El pago del complemento remunerativo a cargo de SERVIR, en los casos que dicho complemento resulte necesario, se financia con cargo al presupuesto institucional del pliego SERVIR, sin demandar recursos adicionales al Tesoro Público.

Las transferencias de recursos a las que se refieren los párrafos precedentes se efectúan, en el caso de las entidades del Gobierno Nacional, mediante modificaciones presupuestarias en el nivel institucional aprobadas por decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro del Sector habilitador, a propuesta de este último; en el caso de los gobiernos regionales, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el Presidente del Consejo de Ministros, a propuesta del gobierno regional; y, en el caso de los gobiernos locales, los recursos se transfieren a través de transferencias financieras que se aprueban mediante acuerdo de Concejo Municipal, requiriéndose el informe previo favorable de la Oficina de Presupuesto o la que haga sus veces en la entidad.

Únicamente para la aplicación de la presente disposición, se exonera a las entidades receptoras de gerentes públicos de las restricciones señaladas en el artículo 49 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. El pliego SERVIR, únicamente para la aplicación de la presente disposición, queda exonerado de lo establecido en el numeral 9.1 del artículo 9 de la presente ley.

Sexta.- Se dispone que para efectos de la implementación del Régimen de la Ley del Servicio Civil, lo establecido en los artículos 6 y 8 y en los numerales 9.1 y 9.4 del artículo 9 de la presente ley no es aplicable a las entidades que cuenten con el Cuadro de Puestos de la Entidad (CPE) aprobado por la Autoridad Nacional del Servicio Civil; y que lo establecido en el segundo párrafo de la Cuarta Disposición Complementaria Transitoria de la Ley 30057, Ley del Servicio Civil, no incluye los planes de seguros médicos familiares u otros de naturaleza análoga, que estén percibiendo los trabajadores bajo los regímenes de los Decretos Legislativos 276, 728 y 1057.

Para la aplicación de la exoneración al numeral 9.1 del artículo 9, a que se refiere la presente disposición, se requiere el informe previo favorable de la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas.

Sétima.- Se autoriza la transferencia de recursos de las entidades del Gobierno Nacional, gobiernos regionales y gobiernos locales a favor de la Autoridad Nacional del Servicio Civil (SERVIR), con la finalidad de desarrollar programas formativos, incluidos la etapa de evaluación de los procesos de selección, a cargo de la Escuela Nacional de Administración Pública (ENAP), previa suscripción de convenio.

Las transferencias de recursos a los que se refiere la presente disposición se efectúan, en el caso de las entidades de Gobierno Nacional, mediante modificaciones presupuestarias en el nivel institucional aprobadas por decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro del sector habilitador, a propuesta de este último; en el caso de los gobiernos regionales y de los gobiernos locales, los recursos se transfieren mediante transferencias financieras que se aprueban por acuerdo de consejo regional o concejo municipal, según sea el caso, requiriéndose en ambos casos el informe previo favorable de la oficina de presupuesto o la que haga sus veces en la entidad. El acuerdo de consejo regional se publica en el diario oficial El Peruano y el acuerdo del concejo municipal se publica en la sede digital del gobierno local respectivo.

Las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales que transfieren recursos en el marco de lo establecido en la presente disposición, son responsables de la verificación y seguimiento, lo que incluye el monitoreo financiero de los recursos transferidos y del cumplimiento de las acciones que desarrolle SERVIR a través de la ENAP.

La presente disposición se financia con cargo a los recursos del presupuesto institucional de las entidades del Gobierno Nacional, gobiernos regionales y gobiernos locales, sin demandar recursos adicionales al Tesoro Público.

Octava.- Para la emisión del decreto supremo a que hace referencia el último párrafo del artículo 52 de la Ley 30057, Ley del Servicio Civil, la entidad respectiva debe contar con el Cuadro de Puestos de la Entidad (CPE) aprobado por la Autoridad Nacional del Servicio Civil (SERVIR). Para dicho efecto y para la aprobación del CPE, las entidades quedan exoneradas de lo establecido en el artículo 6 y en los numerales 9.1 y 9.4 del artículo 9 de la presente ley y en lo establecido en las prohibiciones contenidas en la Ley 28212 y el Decreto de Urgencia 038-2006. Esta exoneración es aplicable únicamente a puestos pertenecientes al régimen del Servicio Civil.

Novena.- Se autoriza, durante el Año Fiscal 2023, a las entidades del Gobierno Nacional para realizar aportes que se requieran para los fines de implementación y cumplimiento de las actividades relacionadas con la participación y acceso del Perú a la Organización para la Cooperación y el Desarrollo Económico (OCDE), incluida la participación del Perú en el Programa Regional para América Latina y el Caribe, para lo cual deben contar previamente con la opinión favorable del Ministerio de Economía y Finanzas, a través de la Dirección General de Asuntos de Economía Internacional, Competencia y Productividad.

Se autoriza, durante el Año Fiscal 2022, al Ministerio de Economía y Finanzas, adicionalmente al límite autorizado en el primer párrafo de la Novena Disposición Complementaria Final de la Ley N° 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022, hasta por la suma de € 5 100 000,00 (CINCO MILLONES CIEN MIL Y 00/100 EUROS), para realizar aportes a la OCDE, en el marco de la implementación de la hoja de ruta aprobada en junio de 2022.

Lo establecido en la presente disposición se financia con cargo al presupuesto institucional de las entidades respectivas, sin demandar recursos adicionales al Tesoro Público.

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La presente disposición entra en vigencia al día siguiente de la publicación de la presente Ley, sólo para efecto de lo establecido en el segundo párrafo de esta disposición.

Décima.- Respecto a la continuación de proceso de atención de pago de sentencias judiciales con calidad de cosa juzgada:

1.

Se dispone la reactivación de la Comisión Evaluadora de las deudas del Estado generadas por sentencias judiciales emitidas, creada mediante la Sexagésima Novena Disposición Complementaria Final de la Ley 29812, conformada por Resolución Suprema 100-2012-PCM, a fin de que apruebe el listado complementario de las deudas del Estado generadas por sentencias judiciales en calidad de cosa juzgada y en ejecución al 31 de diciembre de 2022, para la cancelación y/o amortización de montos hasta por la suma de S/ 30 000,00 (TREINTA MIL Y 00/100 SOLES) por acreedor, en un plazo de 60 (sesenta) días hábiles contados a partir de la fecha de instalación de la Comisión, para continuar con el proceso del pago de sentencias judiciales en calidad de cosa juzgada y en ejecución, iniciado por la Ley 30137, Ley que establece criterios de priorización para la atención del pago de sentencias judiciales.

2.

El listado complementario a ser elaborado por la Comisión Evaluadora a que se refiere el numeral precedente, se realiza sobre la base de la información registrada en el Aplicativo Informático “Demandas Judiciales y Arbitrales en contra del Estado”, por el Comité permanente a que hace mención el artículo 9 del Reglamento de la Ley 30137, aprobado por Decreto Supremo 003-2020-JUS, de cada pliego del Gobierno Nacional y de los gobiernos regionales, que se financian con Recursos Ordinarios.

Los titulares de las referidas entidades ratifican a través del citado Aplicativo Informático, la información elaborada y aprobada por los referidos Comités, conforme a los procedimientos y plazos que se establecen en las normas reglamentarias de la presente disposición.

3.

La implementación de la presente disposición, por ser de carácter extraordinario, adicional y complementario, se financia con cargo a los recursos a los que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, hasta por la suma de S/ 200 000 000,00 (DOSCIENTOS MILLONES Y 00/100 SOLES).

Dichos recursos se transfieren a los pliegos del Gobierno Nacional y los gobiernos regionales, en la fuente de financiamiento Recursos Ordinarios, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Justicia y Derechos Humanos, a propuesta de este último, y con sujeción a la información contenida en el listado complementario a que se refiere el numeral 2 de la presente disposición.

4.

Los pliegos a los que se asignen recursos en virtud del decreto supremo a que se refiere el numeral 3 de la presente disposición, tienen la obligación de verificar los montos que, a la fecha de la transferencia, mantienen por concepto de sentencias judiciales en calidad de cosa juzgada y en ejecución al 31 de diciembre de 2022, para evitar duplicidad de pagos. Asimismo, deben reportar los pagos realizados de acuerdo al artículo 3 de Ley 30137.

5.

Mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Justicia y Derechos Humanos, se aprueban las normas reglamentarias para la mejor aplicación de lo establecido en la presente disposición, dentro de los treinta (30) días calendario siguientes a la entrada en vigencia de la presente ley.

6.

Adicionalmente a lo establecido en el primer párrafo del numeral 3, la atención del pago de sentencias judiciales en calidad de cosa juzgada del sector Educación, se financia con cargo a los recursos a los que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, hasta por la suma de S/ 200 000 000,00 (DOSCIENTOS MILLONES Y 00/100 SOLES).

Dichos recursos se transfieren a los pliegos del Gobierno Nacional y los gobiernos regionales, en la fuente de financiamiento Recursos Ordinarios, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Justicia y Derechos Humanos, a propuesta de este último, y con sujeción a la información contenida en el listado complementario a que se refiere el numeral 2 de la presente disposición.

7.

Para efectos de lo establecido en el numeral 6, mediante decreto supremo refrendado por el ministro de Justicia y Derechos Humanos y por el ministro de Educación, a propuesta de este último, se aprueban los criterios que deben observar las entidades respectivas para la elaboración de la información a que se refiere el numeral 2 de la presente disposición, y demás normas complementarias. Dicho decreto supremo debe ser aprobado dentro de los treinta (30) días calendario siguientes a la entrada en vigencia de la presente ley.

Undécima.- Se faculta al Poder Ejecutivo para que, durante el primer semestre del Año Fiscal 2023, mediante decreto supremo, con el voto aprobatorio del Consejo de Ministros y refrendado por el Presidente del Consejo de Ministros, por el ministro de Economía y Finanzas, y por el ministro del Sector correspondiente, se aprueben las incorporaciones presupuestarias en el pliego respectivo, en la fuente de financiamiento Recursos por Operaciones Oficiales de Crédito, de los recursos provenientes de las operaciones de endeudamiento, cuyo decreto supremo de aprobación esté publicado hasta el 31 de marzo de 2023, para las finalidades establecidas en el contrato o convenio respectivo. Los decretos supremos se publican dentro del plazo establecido por la presente disposición.

Duodécima.- Se reactiva, por última vez, la Comisión Especial creada por la Nonagésima Segunda Disposición Complementaria Final de la Ley 30372, Ley de Presupuesto del Sector Público para el Año Fiscal 2016, para el Año Fiscal 2023, manteniendo su conformación, atribuciones y competencias, a fin de continuar con el proceso de evaluación y cuantificación correspondiente a la devolución de los montos que los pliegos presupuestarios hubieren descontado respecto a la bonificación a que se refiere el artículo 2 del Decreto de Urgencia 037-94. Mediante resolución directoral de la Dirección General de Gestión Fiscal de los Recursos Humanos se establecen las normas necesarias para el cumplimiento de su finalidad.

Para tal efecto, se dispone hasta la suma de S/ 10 000 000,00 (DIEZ MILLONES Y 00/100 SOLES) en el Presupuesto del Sector Público para el Año Fiscal 2023, con cargo a los recursos a los que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Dichos recursos se incorporan en los pliegos respectivos, en la fuente de financiamiento Recursos Ordinarios, conforme al procedimiento establecido en el artículo 54 del mencionado Decreto Legislativo.

Los recursos a los que se refiere esta disposición se destinan a los mismos fines, así como se sujetan a los procedimientos y condiciones establecidas en la Nonagésima Segunda Disposición Complementaria Final de la Ley 30372. Asimismo, la Comisión Especial que se reactiva en el marco de esta disposición, mantiene la conformación, atribuciones y competencias previstas en la Nonagésima Segunda Disposición Complementaria Final de la Ley 30372.

La presente disposición comprende la evaluación y cuantificación a los trabajadores contratados bajo el régimen del Decreto Legislativo 276, Ley de Bases de la Carrera Administrativa y de Remuneraciones del Sector Público, de las instituciones a que se refiere el Decreto Supremo 004-2010-MIMDES. Para efectos del pago de estos trabajadores, se

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dispone que los recursos sean incorporados en el presupuesto institucional del pliego del gobierno local o del Ministerio de la Mujer y Poblaciones Vulnerables, según corresponda, a efectos de su posterior transferencia financiera a las citadas instituciones, resultando aplicable lo establecido en los numerales 16.2 y 16.3 del artículo 16 de la presente ley.

Asimismo, se autoriza a que en los casos que no se haya efectivamente devuelto los montos que los pliegos presupuestarios hubieren descontado respecto a la bonificación a que se refiere el artículo 2 del Decreto de Urgencia 037-94, pese haber estado en los listados de beneficiarios señalados en los Informes Finales de las Comisiones Especiales, durante los años 2016 al 2022 y se haya transferido los recursos mediante los Decretos Supremos 313-2016-EF, 266-2017-EF, 304-2018-EF, 333-2019-EF, 406-2020-EF, 154-2021-EF, y el decreto supremo que corresponda al Año Fiscal 2022, siempre que dichos recursos se hubieran revertido al Tesoro Público; se procede a hacer efectiva la devolución al beneficiario o sus sobrevivientes, con cargo a los recursos asignados en el Año Fiscal 2023 mencionado en el segundo párrafo de la presente disposición.

Décima Tercera.- Se suspende durante el Año Fiscal 2023, la transferencia de recursos a los gobiernos locales Provinciales, prevista en el Decreto Supremo 010-2011-MIMDES respecto del servicio Wawa Wasi, encargándose al Programa Nacional Cuna Más, en el marco de lo estipulado en el Decreto Supremo 003-2012-MIDIS, la ejecución de tales servicios a nivel nacional durante el Año Fiscal 2023.

Décima Cuarta.- Se autoriza a las entidades del Gobierno Nacional, para que en el marco de sus competencias compartidas con los gobiernos regionales y gobiernos locales, puedan pagar los viáticos y pasajes de los funcionarios y servidores contratados bajo el régimen del Decreto Legislativo 276 y Decreto Legislativo 728; el personal contratado bajo el régimen laboral especial del Decreto Legislativo 1057, así como al personal que se encuentre bajo el régimen de la Ley del Servicio Civil regulado por la Ley 30057, de los gobiernos regionales y/o gobiernos locales y/o de las Zonas Económicas Especiales entidades adscritas a los gobiernos regionales, con el fin de brindar apoyo técnico en la implementación de las políticas nacionales y sectoriales y evaluar el cumplimiento de las funciones descentralizadas.

Asimismo, se autoriza al Ministerio de Educación y a los gobiernos regionales, con cargo a su presupuesto institucional, a financiar el pago de pasajes y viáticos de los participantes en los concursos, eventos y actividades de formación y capacitación que el sector Educación organice y ejecute, según corresponda, los mismos que deben ser autorizados mediante resolución del titular del pliego que establezca los eventos a realizarse durante el 2023, así como la condición y cantidad de participantes por cada evento.

Los viáticos que se otorguen en el marco de lo establecido en la presente disposición se sujetan a los montos aprobados para los viáticos por viajes a nivel nacional en comisiones de servicios mediante Decreto Supremo 007-2013-EF.

Décima Quinta.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos hasta por la suma de S/ 36 969 647,00 (TREINTA Y SEIS MILLONES NOVECIENTOS SESENTA Y NUEVE MIL SEISCIENTOS CUARENTA Y SIETE Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, a favor del Ministerio de Desarrollo e Inclusión Social, Ministerio de Defensa, Ministerio de la Mujer y Poblaciones Vulnerables, Ministerio de Cultura, Registro Nacional de Identificación y Estado Civil, Gobierno Regional del Departamento de Loreto, Gobierno Regional del Departamento de Puno y Gobierno Regional del Departamento de Ucayali, exclusivamente, para financiar la Estrategia de Acción Social con Sostenibilidad - EASS, la cual incluye, entre otras intervenciones, la operación y mantenimiento de las Plataformas Itinerantes de Acción Social - PIAS, según el siguiente detalle:

a)	Ministerio de Desarrollo e Inclusión Social, hasta por la suma de S/ 1 819 647,00 (UN MILLÓN OCHOCIENTOS DIECINUEVE MIL SEISCIENTOS CUARENTA Y SIETE Y 00/100 SOLES).

b)	Ministerio de Defensa, hasta la suma de S/ 23 077 645,00 (VEINTITRES MILLONES SETENTA Y SIETE MIL SEISCIENTOS CUARENTA Y CINCO Y 00/100 SOLES).

c)	Ministerio de la Mujer y Poblaciones Vulnerables, hasta la suma de S/ 896 695,00 (OCHOCIENTOS NOVENTA Y SEIS MIL SEISCIENTOS NOVENTA Y CINCO Y 00/100 SOLES).

d)	Ministerio de Cultura, hasta la suma de S/ S/ 2 862 432,00 (DOS MILLONES OCHOCIENTOS SESENTA Y DOS MIL CUATROCIENTOS TREINTA Y DOS Y 00/100 SOLES).

e)	Registro Nacional de Identificación y Estado Civil, hasta la suma de S/ 677 451,00 (SEISCIENTOS SETENTA Y SIETE MIL CUATROCIENTOS CINCUENTA Y UNO Y 00/100 SOLES).

f)	Gobierno Regional del Departamento de Loreto, hasta la suma de S/ 5 864 297,00 (CINCO MILLONES OCHOCIENTOS SESENTA Y CUATRO MIL DOSCIENTOS NOVENTA Y SIETE Y 00/100 SOLES).

g)	Gobierno Regional del Departamento de Puno, hasta la suma de S/ 1 100 000,00 (UN MILLÓN CIEN MIL Y 00/100 SOLES).

h)	Gobierno Regional del Departamento de Ucayali, hasta la suma de S/ 671 480,00 (SEISCIENTOS SETENTA Y UN MIL CUATROCIENTOS OCHENTA Y 00/100 SOLES).

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

El MIDIS queda facultado a financiar las acciones de coordinación de dicha estrategia y las que correspondan a la operación de las PIAS, con cargo a los recursos a los que se refiere el literal a) de la presente disposición. Mediante decreto supremo del Ministerio de Desarrollo e Inclusión Social, se aprueban las disposiciones complementarias para la aplicación de la presente disposición, las que incluyen las acciones que deben realizar el Ministerio de Defensa, el Ministerio de la Mujer y Poblaciones Vulnerables, el Ministerio de Cultura, el Registro Nacional de Identificación y Estado Civil, el Gobierno Regional del Departamento de Loreto, el Gobierno Regional del Departamento de Puno y el Gobierno Regional del Departamento de Ucayali en el marco de la presente disposición.

Décima Sexta.- Se dispone, durante el Año Fiscal 2023, que las acciones de provisión de alimentos, a que se refiere la Décima Disposición Complementaria Final del Decreto Legislativo 1132, Decreto Legislativo que aprueba la nueva estructura de ingresos aplicable al personal militar de las Fuerzas Armadas y policial de la Policía Nacional del Perú, se encuentran a cargo también del pliego Despacho Presidencial.

Décima Sétima.- Se dispone, durante el Año Fiscal 2023, que la transferencia de la totalidad de los fondos a que se hace referencia en la Tercera Disposición Transitoria de la Ley 28094, Ley de Organizaciones Políticas, y normas modificatorias, se efectúe con cargo al presupuesto institucional de la Oficina Nacional de Procesos Electorales (ONPE). Para tal efecto, la ONPE queda autorizada a otorgar, a partir de enero de 2023, en forma mensual y proporcional, la subvención que le corresponde a cada partido político beneficiario comprendido en el marco de la citada Ley 28094, cuyos representantes fueron elegidos en el proceso electoral de las Elecciones Generales 2021. Dichas subvenciones se aprueban mediante resolución del titular de la Oficina Nacional de Procesos Electorales (ONPE) o de quién éste último haya delegado, la que se publica en el diario oficial El Peruano.

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La Oficina Nacional de Procesos Electorales (ONPE) mediante resolución de su titular dicta las normas reglamentarias de lo dispuesto en la presente disposición, que regulen, entre otros aspectos, la distribución, los mecanismos de ejecución y rendición de cuentas de los recursos entregados, a los partidos políticos y alianzas de partidos políticos beneficiarios. La resolución a la que se refiere el presente párrafo se publica en el diario oficial El Peruano.

Décima Octava.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos hasta por la suma de S/ 25 930 947,00 (VEINTICINCO MILLONES NOVECIENTOS TREINTA MIL NOVECIENTOS CUARENTA Y SIETE Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, a favor de los pliegos Oficina Nacional de Procesos Electorales y Jurado Nacional de Elecciones, exclusivamente, para financiar las acciones a cargo de dichas entidades para el desarrollo de las Elecciones Municipales Complementarias 2023, según el siguiente detalle:

a)	Oficina Nacional de Procesos Electorales, hasta la suma de S/ 16 076 514,00 (DIECISÉIS MILLONES SETENTA Y SEIS MIL QUINIENTOS CATORCE Y 00/100 SOLES).

b)	Jurando Nacional de Elecciones, hasta la suma de S/ 9 854 433,00 (NUEVE MILLONES OCHOCIENTOS CINCUENTA Y CUATRO MIL CUATROCIENTOS TREINTA Y TRES Y 00/100 SOLES).

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

Concluidas las Elecciones Municipales Complementarias 2023 y de existir recursos no ejecutados en el presupuesto institucional de los pliegos a los que se refiere el primer párrafo de la presente disposición, se autoriza al Ministerio de Economía y Finanzas a realizar modificaciones presupuestarias en el nivel institucional, con cargo a los recursos del presupuesto institucional de los pliegos Oficina Nacional de Procesos Electorales y Jurado Nacional de Elecciones, a favor de la Reserva de Contingencia a la que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas.

Décima Novena.- Respecto a las transferencias con cargo a los recursos de la Superintendencia Nacional de Fiscalización Laboral (SUNAFIL):

1.

Se autoriza a la SUNAFIL, durante el Año Fiscal 2023, a realizar transferencias financieras, con cargo a los recursos de su presupuesto institucional por la fuente de financiamiento Recursos Directamente Recaudados, a favor de los gobiernos regionales y del Ministerio de Trabajo y Promoción del Empleo, conforme a lo establecido en el artículo 7 de la Ley 30814.

Dichas transferencias financieras se realizan mediante resolución del titular del pliego SUNAFIL, previo informe favorable de la oficina de presupuesto o la que haga sus veces en la entidad, y se publica en el diario oficial El Peruano.

2.

Se precisa que toda mención a los gobiernos regionales contenida en la Ley 29981, Ley que crea la Superintendencia Nacional de Fiscalización Laboral, y en la Ley 30814, se entiende referida, asimismo, a la Dirección Regional de Trabajo y Promoción del Empleo de Lima Metropolitana, órgano desconcentrado del Ministerio de Trabajo y Promoción del Empleo, en tanto dure el proceso de transferencia de competencias sectoriales en el marco de la Ley 27867, Ley Orgánica de gobiernos regionales y demás normativa conexa.

3.

Se autoriza a la SUNAFIL, durante el Año Fiscal 2023, a realizar transferencias financieras, con cargo a los recursos de su presupuesto institucional por la fuente de financiamiento Recursos Directamente Recaudados, a favor de los gobiernos regionales y del Ministerio de Trabajo y Promoción del Empleo, para ser destinados al fortalecimiento de las actividades inspectivas, al desarrollo de la infraestructura necesaria y el óptimo desempeño de las funciones, conforme al último párrafo del artículo 21 de la Ley 29981, Ley que crea la Superintendencia Nacional de Fiscalización Laboral (SUNAFIL), modifica la Ley 28806, Ley General de Inspección del Trabajo, y la Ley 27867, Ley Orgánica de Gobiernos Regionales.

Dichas transferencias financieras se realizan mediante resolución del titular del pliego SUNAFIL, previo informe favorable de la oficina de presupuesto o la que haga sus veces en la entidad, y se publica en el diario oficial El Peruano.

Las transferencias financieras autorizadas en la presente disposición, comprende el periodo abril de 2014 hasta la fecha en la que concluye la transferencia temporal de competencias y funciones en materia de inspección de trabajo a la SUNAFIL, a que se refiere la Ley 30814. Esta transferencia incluye a los gobiernos regionales que hayan transferido competencias en el marco de la Ley 30814.

4.	Lo establecido en la presente disposición se financia con cargo al presupuesto institucional de la SUNAFIL, sin demandar recursos adicionales al Tesoro Público.

Vigésima.- Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2023, en el pliego Gobierno Regional del departamento de Lambayeque, se han asignado recursos hasta por la suma de S/ 143 814 885,00 (CIENTO CUARENTA Y TRES MILLONES OCHOCIENTOS CATORCE MIL OCHOCIENTOS OCHENTA Y CINCO Y 00/100 SOLES) por la fuente de financiamiento Recursos Ordinarios, exclusivamente, para financiar el pago de la retribución por la prestación del servicio de trasvase de agua en el marco de lo establecido en el contrato de concesión del Proyecto 2022232. Construcción, operación y mantenimiento del Túnel Trasandino y la Primera Etapa de la Presa Limón.

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

Vigésima Primera.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos hasta por la suma de S/ 58 208 063,00 (CINCUENTA Y OCHO MILLONES DOSCIENTOS OCHO MIL SESENTA Y TRES Y 00/100 SOLES) en el pliego Superintendencia Nacional de Servicios de Saneamiento (SUNASS), por la fuente de financiamiento Recursos Ordinarios, destinados, exclusivamente, al financiamiento de las Acciones de Política de Saneamiento y Plan Nacional de Saneamiento, así como para la continuidad de las funciones otorgadas a dicho organismo regulador por el Decreto Legislativo 1280, Decreto Legislativo que aprueba la Ley Marco de la Gestión y Prestación de los Servicios de Saneamiento, lo que incluye el financiamiento de las funciones de la SUNASS cuyo cumplimiento se requiera para lograr la continuidad, objetivos, ejes y acciones antes mencionados.

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

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Vigésima Segunda.- Se autoriza al Ministerio del Interior, durante el Año Fiscal 2023, para continuar otorgando la entrega económica por servicios extraordinarios al personal policial que encontrándose de vacaciones, permiso o franco preste servicios de manera voluntaria en las entidades del sector público y/o del sector privado, previa celebración de convenio, en el marco de lo dispuesto en la Sexta Disposición Complementaria Final del Decreto Legislativo 1267, Ley de la Policía Nacional del Perú, y conforme a lo establecido en el Decreto Supremo 152-2017-EF.

Para tal efecto, el Ministerio del Interior queda exonerado de las restricciones establecidas en el artículo 6 de la presente ley.

Vigésima Tercera.- Se autoriza a los gobiernos regionales y gobiernos locales, para utilizar hasta un veinte por ciento (20%) de los recursos provenientes del canon, sobrecanon y regalía minera, así como de los saldos de balance generados por dichos conceptos, para ser destinados a acciones de mantenimiento de infraestructura. Para tal efecto, las entidades quedan exoneradas de lo dispuesto en el inciso 3 del numeral 48.1 del artículo 48 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, y del numeral 13.3 del artículo 13 de la presente ley.

Los gobiernos regionales o los gobiernos locales que tengan autorización legal expresa respecto al uso de los recursos provenientes del canon, sobrecanon y regalía minera, en porcentaje mayor a lo establecido en la presente disposición, se rigen por lo establecido en dicha autorización.

Vigésima Cuarta.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Ministerio de Defensa hasta por la suma de S/ 15 353 795,00 (QUINCE MILLONES TRESCIENTOS CINCUENTA Y TRES MIL SETECIENTOS NOVENTA Y CINCO Y 00/100 SOLES), en la Actividad 5005261 “Servicio de Apoyo a Otras Entidades”, por la fuente de financiamiento Recursos Ordinarios, para lo siguiente:

a)

Hasta por la suma de S/ 5 756 169,00 (CINCO MILLONES SETECIENTOS CINCUENTA Y SEIS MIL CIENTO SESENTA Y NUEVE Y 00/100 SOLES) para financiar el apoyo que brindan las Fuerzas Armadas (FFAA) al Ministerio de Desarrollo e Inclusión Social, para el traslado de alimentos en el marco del Programa Nacional de Alimentación Escolar Qali Warma.

b)

Hasta por la suma de S/ 9 597 626,00 (NUEVE MILLONES QUINIENTOS NOVENTA Y SIETE MIL SEISCIENTOS VEINTISEIS Y 00/100 SOLES) para financiar el apoyo que brinden las FFAA a los pliegos presupuestarios del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, para transporte aéreo, terrestre y/o fluvial, de pasajeros y/o de bienes, valores y/o suministros, que permitan un mejor cumplimiento de sus funciones, y que cuenten con convenios suscritos para dicho fin, con excepción del apoyo que brinden las Fuerzas Armadas a otras entidades para la atención de emergencias por desastres naturales, para lo cual no se requiere convenio.

Asimismo, se dispone que las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales que soliciten el apoyo de las Fuerzas Armadas (FFAA) y/o de la Policía Nacional del Perú (PNP) para el transporte aéreo, terrestre y/o fluvial, de pasajeros y/o de bienes, valores y/o suministros y equipos, entre otros, que permitan un mejor cumplimiento de sus funciones, quedan autorizadas, para realizar transferencias financieras a favor del pliego Ministerio de Defensa y/o Ministerio del Interior, según corresponda, de forma posterior al apoyo brindado, hasta por la suma que les sea comunicada por dichos Ministerios, según corresponda.

Las transferencias financieras autorizadas en el párrafo precedente se realizan, en el caso de las entidades del Gobierno Nacional mediante resolución del titular del pliego, y en el caso de los gobiernos regionales y los gobiernos locales, mediante acuerdo de Consejo Regional o Concejo Municipal, respectivamente, requiriéndose en ambos casos el informe previo favorable de la Oficina de Presupuesto o la que haga sus veces en la entidad. La resolución del titular del pliego y el acuerdo del Consejo Regional se publican en el diario oficial El Peruano, y el acuerdo del Concejo Municipal se publica en su sede digital.

Los saldos de los recursos transferidos por las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales a favor del Ministerio de Defensa y/o Ministerio del Interior, según corresponda, mediante las transferencias financieras realizadas en el marco de lo autorizado en el segundo y tercer párrafo de la presente disposición, no devengados al 31 diciembre de 2023, deben ser revertidos al Tesoro Público por el Ministerio de Defensa y/o Ministerio del Interior, según corresponda, bajo responsabilidad del titular de la entidad.

Los recursos a los que se refiere la presente disposición no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

Los gastos que irroguen los servicios de apoyo que brinden las Fuerzas Armadas y la Policía Nacional del Perú a otras entidades, se financian con cargo al presupuesto institucional del Ministerio de Defensa, del Ministerio del Interior, y de las entidades receptoras de los servicios de apoyo, según corresponda, sin demandar recursos adicionales al Tesoro Público.

Vigésima Quinta.- Se dispone que, durante el Año Fiscal 2023, las modificaciones presupuestarias en el nivel institucional que se requieran realizar, en los pliegos involucrados, como consecuencia de los mecanismos de reforma de la estructura del Estado a los que se refiere el Título III de los “Lineamientos de Organización del Estado”, aprobados mediante el Decreto Supremo 054-2018-PCM, se realizan conforme al mecanismo establecido en el artículo 78 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

Vigésima Sexta.- Se dispone que, durante el Año Fiscal 2023, las disposiciones de austeridad, disciplina y calidad en el gasto público y de ingresos del personal previstas en la presente Ley no son aplicables para la implementación de lo establecido en la Ley 29816, Ley de Fortalecimiento de la SUNAT.

Vigésima Sétima.- Se exceptúa a la Contraloría General de la República, durante el Año Fiscal 2023, de lo dispuesto en los artículos 6 y 8 de la presente ley, a fin de garantizar la implementación de la Ley 30742, Ley de Fortalecimiento de la Contraloría General de la República y del Sistema Nacional de Control, con la incorporación del personal de los órganos de control institucional de las entidades del Gobierno Nacional, gobiernos regionales, gobiernos locales y entidades de tratamiento empresarial, empresas públicas en el ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (FONAFE), Fondos y otros similares sujetos al Sistema Nacional de Control, a la Contraloría General de la República, de manera progresiva, la incorporación de nuevo personal para el fortalecimiento de la entidad y la incorporación de nuevo personal del Programa de Formación e Incorporación de Nuevos Talentos en Control Gubernamental.

Vigésima Octava.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Ministerio de Comercio Exterior y Turismo, hasta por la suma de S/ 2 625 000,00 (DOS MILLONES SEISCIENTOS VEINTICINCO MIL Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, para financiar el otorgamiento de subvenciones a favor de los ganadores beneficiarios del Concurso Público llevado a cabo en el marco de la Estrategia para Reactivar y Promover la Actividad Artesanal con el fin de promover la producción, promoción, comercialización y/o articulación comercial de artesanías.

Las subvenciones a las que se refiere la presente disposición se aprueban mediante resolución del titular del pliego Ministerio de Comercio Exterior y Turismo, previo informe favorable de su oficina de presupuesto o la que haga sus veces en el pliego y se publica en el diario oficial El Peruano.

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Para tal efecto, el Ministerio de Comercio Exterior y Turismo, mediante resolución ministerial, aprueba la “Estrategia para Reactivar y Promover la Actividad Artesanal”; y es responsable del monitoreo, seguimiento y cumplimiento de las metas para los cuales fueron entregados los recursos públicos.

Los recursos a los que se refiere la presente disposición, bajo responsabilidad, deben ser destinados solo a los fines para los cuales se autoriza su otorgamiento conforme a la presente disposición.

Vigésima Novena.- Se autoriza, durante el Año Fiscal 2023, al Ministerio de Vivienda, Construcción y Saneamiento, Ministerio de la Producción, Ministerio de Salud, Ministerio de Comercio Exterior y Turismo, y Ministerio de Defensa, a realizar modificaciones presupuestarias en el nivel institucional a favor del Servicio Nacional de Certificación Ambiental para las Inversiones Sostenibles (SENACE), a fin de garantizar las transferencias de funciones dispuestas en la Ley 29968, Ley que crea el Servicio Nacional de Certificación Ambiental para las Inversiones Sostenibles (SENACE), conforme al cronograma de transferencia de funciones aprobado mediante el Decreto Supremo 025-2021-MINAM.

Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, y por el ministro del Sector respectivo, a propuesta de este último.

La autorización otorgada en la presente disposición se financia con cargo al presupuesto institucional de cada uno de los Ministerios mencionados en el primer párrafo de la presente disposición, sin demandar recursos adicionales al Tesoro Público.

Trigésima.- Se autoriza, durante el Año Fiscal 2023, a las entidades cuyas funciones de evaluación, supervisión, fiscalización, control y sanción en materia ambiental deben ser asumidas por el Organismo de Evaluación y Fiscalización Ambiental (OEFA), referidos a los sectores de Comunicaciones, Salud, Defensa, Justicia, Educación y Cultura, conforme a lo establecido en la Primera Disposición Complementaria Final de la Ley 29325, Ley del Sistema Nacional de Evaluación y Fiscalización Ambiental, a realizar modificaciones presupuestarias en el nivel institucional a favor del OEFA, con la finalidad de garantizar el financiamiento de las transferencias de funciones dispuestas en la Ley 29325.

Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, y por el ministro del Sector respectivo, a propuesta de este último.

La autorización otorgada en la presente disposición se financia con cargo al presupuesto institucional de cada una de las entidades a las que se refiere el primer párrafo de la presente disposición, sin demandar recursos adicionales al Tesoro Público.

Trigésima Primera.- Medidas para la ejecución del gasto público y recursos para el financiamiento de los gastos del Gobierno Nacional, los gobiernos regionales y los gobiernos locales en el Año Fiscal 2023:

1.

Se autoriza al Ministerio de Economía y Finanzas, durante el Año Fiscal 2023, a realizar modificaciones presupuestarias en el nivel institucional y en el nivel funcional programático, según corresponda, con cargo a los recursos del presupuesto institucional de las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, por la fuente de financiamiento Recursos Ordinarios, lo que comprende los recursos que se autoricen mediante modificaciones presupuestarias en el nivel institucional o en el nivel funcional programático mediante una norma con rango de ley y los recursos que se asignen o transfieran para el financiamiento de los fines de los Fondos en el Presupuesto del Sector Público para el Año Fiscal 2023, a favor de la Reserva de Contingencia a la que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Las modificaciones presupuestarias en el nivel institucional se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, y las modificaciones presupuestarias en el nivel funcional programático se aprueban mediante resolución ministerial del Ministerio de Economía y Finanzas. Para tal fin, se exceptúa a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales de lo establecido en el artículo 49 del Decreto Legislativo 1440.

2.

Se autoriza, durante el Año Fiscal 2023, a realizar modificaciones presupuestarias en el nivel institucional y en el nivel funcional programático, según corresponda, a favor de las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, con cargo a los recursos a los que se refiere el numeral precedente transferidos a favor de la Reserva de Contingencia a la que se refiere el artículo 53 del Decreto Legislativo 1440, por la fuente de financiamiento Recursos Ordinarios, para financiar los gastos asociados a la Emergencia Sanitaria, reactivación de la economía a través de la ejecución de la inversión pública y los gastos a los que se refiere el artículo 53 del Decreto Legislativo 1440, así como otros gastos que se dispongan mediante norma con rango de ley y que deben ser financiados con cargo a los recursos de la Reserva de Contingencia. Las modificaciones presupuestarias en el nivel institucional se aprueban mediante decreto supremo, a solicitud del ministro del sector correspondiente, y es refrendado por el ministro de Economía y Finanzas y por los ministros de los sectores solicitantes. Las modificaciones presupuestarias en el nivel funcional programático se aprueban mediante resolución ministerial del Ministerio de Economía y Finanzas. Las modificaciones presupuestarias autorizadas para financiar gastos de inversión en el marco del presente numeral solo comprenden inversiones bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones cuya ejecución contractual culmine en el año 2023.

Trigésima Segunda.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Ministerio de Comercio Exterior y Turismo hasta por la suma de S/ 6 173 000,00 (SEIS MILLONES CIENTO SETENTA Y TRES MIL Y 00/100 SOLES), para financiar el otorgamiento de subvenciones a favor de los beneficiarios ganadores de los Concursos Públicos llevados a cabo en el marco del Reglamento del Programa Turismo Emprende, aprobado mediante Decreto Supremo 002-2019-MINCETUR y modificatorias.

Se dispone, que el Ministerio de Comercio Exterior y Turismo con cargo a los recursos de su presupuesto institucional para el Año Fiscal 2023, asigne los recursos necesarios para garantizar los gastos de gestión, seguimiento y monitoreo del Programa Turismo Emprende correspondiente a los concursos públicos que se encuentren en ejecución, a fin de cumplir su objetivo y fines.

Las subvenciones que se otorguen en el marco de la presente disposición se autorizan conforme a lo establecido en el Decreto Legislativo 1329, Decreto Legislativo que crea el Fondo “Turismo Emprende” y modificatorias.

Los recursos a los que se refiere la presente disposición no pueden ser destinados, bajo responsabilidad del titular de la entidad, para fines distintos a los señalados en la misma.

Trigésima Tercera.- En los procesos arbitrales y los laudos arbitrales en materia laboral, en los que forma parte las entidades del Sector Público, los árbitros deben sujetarse al cumplimiento de las normas de la Administración Financiera del Sector Público, así como las medidas en gastos en ingresos de personal y las medidas de austeridad, disciplina y calidad en el gasto público reguladas en la Ley Anual de Presupuesto, respetando los principios de equilibro y programación multianual, las reglas macrofiscales y las reglas para la estabilidad presupuestaria para cada año fiscal, bajo responsabilidad.

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Trigésima Cuarta.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos hasta por la suma de S/ 49 461 346,00 (CUARENTA Y NUEVE MILLONES CUATROCIENTOS SESENTA Y UN MIL TRESCIENTOS CUARENTA Y SEIS Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, a favor de la Contraloría General de la República, para financiar los gastos operativos para la continuidad y sostenibilidad de las intervenciones de control gubernamental y la continuidad del personal vinculado a dichas intervenciones de control gubernamental, relacionadas a los fines señalados en los literales a) y b) de la Cuadragésima Novena Disposición Complementaria Final de la Ley 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022.

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

Trigésima Quinta.- Se dispone que, en el Año Fiscal 2023, las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, en el marco del numeral 4.3 del artículo 4 del Texto Único Ordenado del Decreto Legislativo 1438, Decreto Legislativo del Sistema Nacional de Contabilidad, aprobado con Decreto Supremo 057-2022-EF, quedan autorizadas a destinar recursos de sus respectivos presupuestos institucionales, para financiar la implementación de las Normas Internacionales de Contabilidad del Sector Público en curso, que comprende la etapa preparatoria y la etapa de adopción, conforme a las disposiciones que emita la Dirección General de Contabilidad Pública.

Para tal efecto, las entidades pueden realizar modificaciones presupuestarias en el nivel funcional programático sujetándose a la normatividad vigente.

Trigésima Sexta.- Se autoriza a las entidades del Gobierno Nacional, universidades públicas, gobiernos regionales y gobiernos locales, durante el Año Fiscal 2023, a efectuar transferencias financieras a favor del Ministerio de Defensa - Marina de Guerra del Perú, con la finalidad de financiar las actividades de investigación científica a cargo del BAP CARRASCO, cuyo objeto es promover la conservación y protección del medio ambiente acuático y nuestros recursos naturales; así como la sostenibilidad de la biodiversidad y la evaluación ambiental de las actividades económicas que se desarrollan en el ámbito marítimo, previa suscripción de convenio.

Las referidas transferencias financieras se aprueban, en el caso de las entidades del Gobierno Nacional y las universidades públicas, mediante resolución del titular del pliego y, para el caso de los gobiernos regionales y los gobiernos locales, mediante Acuerdo de Consejo Regional o Concejo Municipal, respectivamente. La resolución del titular y el Acuerdo del Consejo Regional se publican el diario oficial El Peruano, y el Acuerdo del Concejo Municipal se publica en su página web.

Los recursos públicos, bajo responsabilidad, deben ser destinados solo a los fines para los cuales se autorizó su transferencia conforme a la presente disposición.

Trigésima Sétima.- Se dispone que, durante el Año Fiscal 2023, las empresas públicas bajo el ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (FONAFE), las empresas prestadoras de servicio de saneamiento, y otras entidades sujetas al Sistema Nacional de Control distintas a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, se encuentran comprendidas en lo dispuesto en el artículo 20 de la Ley 27785, Ley Orgánica del Sistema Nacional de Control y de la Contraloría General de la República.

Se autoriza a las empresas públicas bajo el ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (FONAFE) y otras entidades sujetas al Sistema Nacional de Control distintas a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales y que no se encuentren bajo el ámbito del Sistema Nacional de Presupuesto Público, a efectuar transferencias a favor de la Contraloría General de la República, para cubrir los gastos que se deriven de la contratación de las sociedades de auditoría en el marco de lo establecido en el párrafo precedente, para el financiamiento de los órganos de control institucional a cargo de la Contraloría General de la República y para el desarrollo de programas de capacitación por medio de la Escuela Nacional de Control.

Las empresas prestadoras de servicio de saneamiento que se constituyan como empresas de los gobiernos regionales o gobiernos locales, así como otras entidades sujetas al Sistema Nacional de Control distintas a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales y que se encuentren bajo el ámbito del Sistema Nacional de Presupuesto Público, quedan autorizadas para realizar transferencias financieras con cargo a su presupuesto institucional a favor de la Contraloría General de la República, para cubrir los gastos que se deriven de la contratación de las sociedades de auditoría, previa solicitud de la Contraloría General de la República, así como para el financiamiento de los órganos de control institucional a cargo de la Contraloría General de la República y para el desarrollo de programas de capacitación por medio de la Escuela Nacional de Control, bajo exclusiva responsabilidad del titular del pliego así como del jefe de la oficina de administración y del jefe de la oficina de presupuesto o las que hagan sus veces en el pliego.

Las transferencias financieras autorizadas en la presente disposición se aprueban mediante resolución del titular de la empresa o entidad, según corresponda, requiriéndose el informe previo favorable de la oficina de presupuesto o la que haga sus veces en la empresa o entidad. La resolución del titular de la empresa o entidad se publica el diario oficial El Peruano.

La Contraloría General de la República incorpora los recursos transferidos mediante resolución de su titular, en la fuente de financiamiento Donaciones y Transferencias.

Trigésima Octava.- Se autoriza a las entidades del Gobierno Nacional, gobiernos regionales y gobiernos locales, durante el Año Fiscal 2023, a realizar modificaciones presupuestarias en el nivel funcional programático para financiar las transferencias financieras que efectúen a favor de la Contraloría General de la República, en el marco de la Tercera Disposición Complementaria Final de la Ley 30742, Ley de fortalecimiento de la Contraloría General de la República y del Sistema Nacional de Control. Para tal efecto, las entidades del Gobierno Nacional, gobiernos regionales y gobiernos locales quedan exceptuadas de las restricciones previstas en los numerales 9.1 y 9.4 del artículo 9 de la presente ley.

Trigésima Novena.- Se dispone que los recursos destinados al Fondo Invierte para el Desarrollo Territorial (FIDT) a los que se refiere el literal d) del artículo 18 de la Ley 31365, Ley del Presupuesto del Sector Público para el Año Fiscal 2022, que a la fecha de entrada en vigencia de la presente disposición no hayan sido transferidos conforme a lo previsto en dicho artículo, son depositados de manera directa por la Dirección General del Tesoro Público en la Cuenta Única del Tesoro Público (CUT) a favor del FIDT, en el Año Fiscal 2022, a solicitud de la Secretaría Técnica de dicho Fondo.

Dichos recursos están exceptuados de la aplicación del literal a) del artículo 18 y del literal a) del numeral 20.3 del artículo 20 del Decreto Legislativo 1276, Decreto Legislativo que aprueba el Marco de la Responsabilidad y Transparencia Fiscal del Sector Público No Financiero, disponiéndose, asimismo, que los recursos bajo el alcance de la presente disposición no pueden ser utilizados en la Reserva Secundaria de Liquidez (RSL) a que se refiere el numeral 16.4 del artículo 16 del Decreto Legislativo 1441, Decreto Legislativo del Sistema Nacional de Tesorería. La incorporación de dichos recursos en los años respectivos se sujeta a lo establecido en el Decreto Legislativo 1435, Decreto Legislativo que establece la implementación y funcionamiento del Fondo Invierte para el Desarrollo Territorial - FIDT.

Asimismo, se autoriza al Ministerio de Economía y Finanzas, en el Año Fiscal 2022, a realizar modificaciones presupuestarias en el nivel funcional programático con cargo a los saldos disponibles según proyección al cierre del Año Fiscal 2022 del Presupuesto del Sector Público habilitados a favor de la Reserva de Contingencia a la que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, hasta por la suma de S/ 250 000 000,00 (DOSCIENTOS CINCUENTA MILLONES Y 00/100 SOLES). Las modificaciones presupuestarias en el nivel funcional programático, autorizadas en la presente disposición, se aprueban mediante Resolución Ministerial del Ministerio de Economía y Finanzas.

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El Ministerio de Economía y Finanzas debe autorizar una transferencia financiera por el monto total de los recursos que les han sido habilitados en virtud de lo establecido en el párrafo precedente, a favor del Fondo Invierte para el Desarrollo Territorial (FIDT) cuyos recursos son depositados por la Dirección General del Tesoro Público en la Cuenta Única del Tesoro Público (CUT) a favor del FIDT, en el Año Fiscal 2022. Dicha transferencia financiera se aprueba, hasta el 28 de diciembre de 2022, mediante resolución del Titular, previo informe favorable de la Oficina de Presupuesto o la que haga sus veces en el pliego, y se publica en el Diario Oficial El Peruano.

La presente disposición entra en vigencia a partir del día siguiente de la publicación de la presente ley.

Cuadragésima.- Se autoriza al Ministerio de Transportes y Comunicaciones para realizar transferencias financieras a favor de la Organización de Aviación Civil Internacional (OACI), en el marco del Acuerdo de Asistencia Técnica PER/17/801, suscrito con dicha Organización, para que le siga brindando el apoyo y sostenibilidad a la Dirección General de Aeronáutica Civil de dicho Ministerio, a fin de seguir cumpliendo adecuadamente con las actividades de su competencia.

Las transferencias financieras autorizadas en la presente disposición se realizan mediante resolución del titular del pliego Ministerio de Transportes y Comunicaciones, previo informe favorable de la oficina de presupuesto o la que haga sus veces en dicho pliego. La resolución del titular del pliego se publica en el diario oficial El Peruano.

Los recursos para la ejecución del Acuerdo de Asistencia Técnica son transferidos en el marco de la Adenda suscrita, conforme a lo establecido en la Décima Sexta Disposición Complementaria Final de la Ley 31084, Ley de Presupuesto del Sector Público para el Año Fiscal 2021.

La aplicación de la presente disposición se financia con cargo al presupuesto institucional del Ministerio de Transportes y Comunicaciones, sin demandar recursos adicionales al Tesoro Público.

Los saldos no utilizados de los recursos transferidos por el Ministerio de Transportes y Comunicaciones, a favor de la Organización de Aviación Civil lnternacional en el marco de lo establecido en la presente disposición, deben ser devueltos al Tesoro Público una vez culminada la ejecución objeto de los convenios de administración de recursos, costos compartidos u otras modalidades similares, de conformidad con lo establecido por el numeral 8 del artículo 20 del Decreto Legislativo 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

Cuadragésima Primera.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Ministerio de Vivienda, Construcción y Saneamiento, hasta por la suma de S/ 18 170 789,00 (DIECIOCHO MILLONES CIENTO SETENTA MIL SETECIENTOS OCHENTA Y NUEVE Y 00/100 SOLES) por la fuente de financiamiento Recursos Ordinarios, para financiar las acciones de operación y mantenimiento de las plantas temporales de tratamiento de agua para consumo humano en zonas rurales pobres y de extrema pobreza implementados en el marco de declaratorias de emergencia, continuar con la implementación de módulos de captación de agua de lluvia en zonas de selva; así como la intervención social a través de promotores sociales y supervisores sanitarios para efectos de mantener una participación activa de las comunidades nativas involucradas en la supervisión del buen funcionamiento de los mencionados sistemas, operación y uso de las plantas de tratamiento de agua, higiene y lavado de manos.

Para tal fin, el Ministerio de Vivienda, Construcción y Saneamiento, durante el Año Fiscal 2023, queda facultado a realizar las acciones e intervenciones señaladas en el párrafo precedente.

El Ministerio de Vivienda, Construcción y Saneamiento debe suscribir los convenios que correspondan para garantizar la ejecución de las acciones e intervenciones a las que se refiere la presente disposición.

Cuadragésima Segunda.- Se amplía el plazo, hasta el 31 de diciembre de 2023, de lo establecido en la Nonagésima Octava Disposición Complementaria Final de la Ley 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022, para la implementación del numeral 11.1 del artículo 11 del Decreto de Urgencia 015-2019 y del artículo 4 del Decreto de Urgencia 077-2020, para culminar la transferencia de la administración y pago de las pensiones de los pensionistas de las Unidades Ejecutoras a cargo del Ministerio de Educación (MINEDU) a la Oficina de Normalización Previsional (ONP).

La transferencia incluye las contingencias que se deriven de la administración y pago, asumiendo la ONP la sucesión procesal de los procesos judiciales en trámite.

Dentro de los diez (10) días hábiles siguientes a la entrada en vigencia la presente norma y para efectos de lo señalado en la presente disposición, el MINEDU, en coordinación con la ONP, aprueba mediante Resolución Ministerial, el cronograma para el año 2023 para la transferencia de la administración y pago de pensiones a la ONP, en el que se especifique la presentación de los avances mensuales, el mismo que debe ser remitido a la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas.

Cuadragésima Tercera.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Ministerio de Vivienda, Construcción y Saneamiento, hasta por la suma de S/ 4 507 174,00 (CUATRO MILLONES QUINIENTOS SIETE MIL CIENTO SETENTA Y CUATRO Y 00/100 SOLES), para financiar, a través del Programa Nacional de Saneamiento Rural, el abastecimiento de agua apta para consumo humano mediante camiones cisternas, en zonas rurales pobres y de extrema pobreza de los distritos de Coata, Huata y Capachica de la provincia de Puno y en el distrito de Caracoto de la provincia de San Román, del departamento de Puno, en beneficio de la población afectada por la contaminación de agua para consumo humano que pone en riesgo la salud y medios de vida de la referida población; así como, para las acciones de monitoreo y verificación de la intervención.

Para tal fin, el Ministerio de Vivienda, Construcción y Saneamiento, durante el Año Fiscal 2023, queda facultado a realizar las acciones mencionadas en el párrafo precedente.

Las intervenciones del Ministerio de Vivienda, Construcción y Saneamiento se realizan a solicitud de la municipalidad distrital y previa suscripción de convenio con la municipalidad distrital respectiva, a fin de garantizar la ejecución de las acciones referidas en la presente disposición.

Cuadragésima Cuarta.- Se autoriza, durante el Año Fiscal 2023, al Instituto Peruano de Energía Nuclear a utilizar los recursos transferidos en el marco del numeral iii.4) del literal h) del artículo 16 de la Ley 30879, Ley de Presupuesto del Sector Público para el Año Fiscal 2019, hasta por la suma de S/ 979 800,00 (NOVECIENTOS SETENTA Y NUEVE MIL OCHOCIENTOS Y 00/100 SOLES), para financiar el Fortalecimiento de los procesos productivos del Reactor Nuclear RP-10 y de la Planta de Producción de Radioisótopos del Instituto Peruano de Energía Nuclear.

Los recursos a los que se refiere la presente disposición no pueden ser destinados, bajo responsabilidad del Titular de la entidad, a fines distintos a los establecidos en la presente disposición.

Cuadragésima Quinta.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos hasta por la suma de S/ 53 346 252,00 (CINCUENTA Y TRES MILLONES TRESCIENTOS CUARENTA Y SEIS MIL DOSCIENTOS CINCUENTA Y DOS Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, a favor del Instituto Nacional de Estadística e Informática, exclusivamente para financiar las actividades preparatorias de los Censos Nacionales 2025: XIII de Población, VIII de Vivienda y IV de Comunidades Indígenas.

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Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del Titular de la entidad, a fines distintos a los señalados en la presente disposición.

Cuadragésima Sexta.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos hasta por la suma de S/ 14 590 085,00 (CATORCE MILLONES QUINIENTOS NOVENTA MIL OCHENTA Y CINCO Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, a favor del pliego Instituto Nacional de Estadística e Informática, exclusivamente para financiar las acciones a cargo de dicha entidad para el desarrollo de las Encuesta Nacional Agropecuaria 2023, en el marco de la Política Nacional Agraria 2021-2030 y del Plan Nacional de Desarrollo Ganadero 2017-2027.

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

De existir recursos no ejecutados, una vez culminadas las actividades programadas para el Año Fiscal 2023 de la Encuesta Nacional Agropecuaria, se autoriza al Ministerio de Economía y Finanzas a realizar modificaciones presupuestarias en el nivel institucional, a favor de la Reserva de Contingencia a la que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas.

Cuadragésima Sétima.- Se dispone que en el Presupuesto del Sector Público para el Año Fiscal 2023 se han asignado recursos, hasta por la suma de S/ 19 500 000,00 (DIECINUEVE MILLONES QUINIENTOS MIL Y 00/100 SOLES), a favor de los gobiernos locales, para la ejecución de los proyectos y actividades que se encuentren en los alcances del Programa de Reparaciones Colectivas, de acuerdo a lo establecido en la Ley 28592, Ley que crea el Plan Integral de Reparaciones - PIR. Para el caso de inversiones (proyectos e inversiones de optimización, de ampliación marginal, de reposición y de rehabilitación) dichos recursos son asignados y ejecutados en sus respectivos códigos únicos de inversión y para el caso de actividades (proyectos productivos) son asignados y ejecutados en la actividad “5001154: Reparaciones para las Victimas de la Violencia Terrorista y Violación de los Derechos Humanos” de cada gobierno local que cuente con colectivos priorizados del Programa de Reparaciones Colectivas.

Los recursos a los que se refiere la presente disposición no pueden ser destinados, bajo responsabilidad del titular de los gobiernos locales, a fines distintos a los señalados en la presente disposición.

Cuadragésima Octava.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Ministerio de Relaciones Exteriores, hasta por la suma de S/ 27 000 000,00 (VEINTISIETE MILLONES Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, para financiar las actividades a cargo de dicho Ministerio destinadas al desarrollo y organización de los eventos internacionales y eventos conexos que se desarrollarán en el Perú durante el año 2023, en su condición de país anfitrión y con calendario programado, en el marco de la política exterior del Perú para la defensa y promoción de los intereses nacionales en el contexto internacional.

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

De existir recursos no ejecutados, una vez culminadas las actividades programadas para el Año Fiscal 2023 de los eventos internacionales y eventos conexos a los que se refiere el primer párrafo de la presente disposición, se autoriza al Ministerio de Economía y Finanzas a realizar modificaciones presupuestarias en el nivel institucional, a favor de la Reserva de Contingencia a la que se refiere el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas.

Asimismo, se autoriza, en el Año Fiscal 2023, al Ministerio de Relaciones Exteriores a financiar, en el marco de lo señalado por el Decreto Supremo 037-2022-RE, Decreto Supremo que declara de interés nacional la organización y realización del IX Congreso Internacional de la Lengua Española, la adquisición de pasajes internacionales y nacionales, seguros, pago de honorarios y de viáticos que permita el desplazamiento, dentro y fuera del territorio peruano, de académicos nacionales y extranjeros, domiciliados y no domiciliados en el país, con el fin de permitir el buen desarrollo del referido Congreso, que se realizará en la ciudad de Arequipa, en marzo de 2023.

Cuadragésima Novena.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Ministerio de Desarrollo e Inclusión Social, hasta por la suma de S/ 9 549 280,00 (NUEVE MILLONES QUINIENTOS CUARENTA Y NUEVE MIL DOSCIENTOS OCHENTA Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, para financiar la implementación del piloto de la Transferencia Alta Secundaria (TAS), en el marco de la implementación del nuevo esquema de corresponsabilidades y transferencias diferenciadas a estudiantes de tercero, cuarto y quinto de educación secundaria de hogares usuarios del Programa Nacional de Apoyo Directo a los más Pobres—JUNTOS, condicionado al cumplimiento de corresponsabilidades relacionadas a la matrícula oportuna y a la asistencia escolar, a fin de mejorar los resultados en la reducción de la deserción escolar e incrementar la culminación escolar.

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

Quincuagésima.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Registro Nacional de Identificación y Estado Civil hasta por la suma de S/ 95 521 713,00 (NOVENTA Y CINCO MILLONES QUINIENTOS VEINTIÚN MIL SETECIENTOS TRECE Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, para financiar las acciones a cargo de dicha entidad destinadas a la implementación del Plan Nacional de Identidad Digital y Servicios Disponibles (PNIDSD) 2022-2025.

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

Quincuagésima Primera.- Para culminar con el proceso de implementación de lo dispuesto en el artículo 4 y en la Segunda Disposición Complementaria Final del Decreto de Urgencia 038-2019, Decreto de Urgencia que establece reglas sobre los ingresos correspondientes a los recursos humanos del Sector Público, las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales quedan exceptuadas de las prohibiciones establecidas en el artículo 6 y en el numeral 9.1 del artículo 9 de la presente ley.

Para tal efecto, las entidades que no presentaron información durante los años 2021 y 2022 remiten la información solicitada por la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas, hasta el 28 de abril de 2023. Las entidades que presentaron información durante los años 2021 y 2022 únicamente actualizan el Informe de la Oficina de Presupuesto o la que haga sus veces.

Para la implementación de la presente disposición, se autoriza a los gobiernos locales, en el Año Fiscal 2023, a realizar modificaciones presupuestarias en el nivel funcional programático, previa opinión de la oficina de presupuesto o la que haga sus veces en el gobierno local respecto al financiamiento, e informe favorable de la Dirección General de Gestión Fiscal de los Recursos Humanos (DGGFRH) del Ministerio de Economía y Finanzas. La solicitud para las referidas modificaciones se presenta hasta treinta (30) días hábiles después de notificadas las resoluciones directorales a ser emitidas por la DGGFRH.

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Adicionalmente, para el caso de los pliegos del Gobierno Nacional y gobiernos regionales, lo establecido en el primer párrafo de la presente disposición se financia con cargo a los recursos del presupuesto institucional de las respectivas entidades y, en caso corresponda, con cargo a los recursos a los que hace referencia el artículo 53 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. Dichos recursos se transfieren mediante decreto supremo refrendado por el ministro de Economía y Finanzas. Para el caso de los gobiernos locales, la aplicación de lo establecido en la presente disposición se financia con cargo a los recursos de su presupuesto institucional, sin demandar recursos adicionales al Tesoro Público.

Para todos los efectos, en el marco del proceso de implementación de lo dispuesto en el artículo 4 y en la Segunda Disposición Complementaria Final del Decreto de Urgencia 038-2019, el monto afecto a cargas sociales se determina considerando el nuevo Monto Único Consolidado (MUC) aprobado en el marco del artículo 61 de la presente ley.

Quincuagésima Segunda.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos hasta por la suma de S/ 8 133 128,00 (OCHO MILLONES CIENTO TREINTA Y TRES MIL CIENTO VEINTIOCHO Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, a favor del Ministerio de Relaciones Exteriores, para financiar el cumplimiento de los compromisos binacionales asumidos por el Perú con Colombia y coadyuvar al proceso de desarrollo económico sostenible en la frontera con dicho país en la Declaración de Pucallpa del año 2019, en el marco del Acuerdo para la implementación del Plan de Desarrollo de la Zona de Integración Fronteriza para la República del Perú y la República de Colombia, ratificado mediante Decreto Supremo 026-2015-EF; así como para completar el aporte que corresponde al Fondo Binacional para la Paz y Desarrollo Perú Ecuador, establecido mediante Acuerdo de Sede del 11 de febrero de 2003, ratificado por Decreto Supremo 061-2003- RE del 7 de mayo de 2003.

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

Quincuagésima Tercera.- Con el fin de financiar la implementación de las políticas públicas, se autoriza, excepcionalmente, en el Año Fiscal 2023, a los Ministerios y a las entidades que pertenezcan a su Sector, a efectuar modificaciones presupuestarias en el nivel institucional, con cargo a los recursos de su presupuesto institucional por la fuente de financiamiento Recursos Ordinarios, entre el respectivo ministerio y las entidades de su sector o entre estas últimas. Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro del Sector correspondiente, a propuesta de este último.

Lo establecido en la presente disposición no es aplicable a recursos que son materia de modificaciones presupuestarias en el nivel institucional reguladas por la presente ley.

La presente disposición se financia con cargo al presupuesto institucional del Ministerio respectivo y de las entidades que pertenezcan su sector, sin demandar recursos adicionales al Tesoro Público.

Quincuagésima Cuarta.- Se autoriza, excepcionalmente, durante el Año Fiscal 2023, al Ministerio de Desarrollo e Inclusión Social a través del Programa Nacional de Asistencia Solidaria Pensión 65, a otorgar una subvención económica adicional de S/ 50,00 (CINCUENTA Y 00/100 SOLES) a favor de las personas usuarias de dicho Programa, la misma que se entrega de manera bimestral conjuntamente con la subvención que otorga el Programa Pensión 65. Dicha subvención adicional es inembargable, no es heredable y no está sujeta al pago de devengados.

La aplicación de lo establecido en la presente disposición se financia con cargo al presupuesto institucional del Ministerio de Desarrollo e Inclusión Social, sin demandar recursos adicionales al Tesoro Público.

Quincuagésima Quinta.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos hasta por la suma de S/ 21 962 454,00 (VEINTIUN MILLONES NOVECIENTOS SESENTA Y DOS MIL CUATROCIENTOS CINCUENTA Y CUATRO Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, a favor de la Municipalidad Provincial de Cajamarca, Municipalidad Provincial de Bolognesi - Chiquian, Municipalidad Provincial de Lampa y la Municipalidad Distrital de Vinchos, para financiar la ejecución de proyectos de inversión y mantenimientos periódicos que corresponden al programa de inversión de código PROG-23-2012-SNIP- Gestión del Programa y Otros: Programa de Apoyo al Transporte Subnacional - PATS, en el Programa Presupuestal 0138. Reducción del costo, tiempo e inseguridad en el sistema de transporte, según el siguiente detalle:

a)	Municipalidad Provincial de Cajamarca, hasta por la suma de S/ 11 903 850,00 (ONCE MILLONES NOVECIENTOS TRES MIL OCHOCIENTOS CINCUENTA Y 00/100 SOLES).

b)	Municipalidad Provincial de Bolognesi - Chiquian, hasta la suma de S/ 3 081 241,00 (TRES MILLONES OCHENTA Y UN MIL DOSCIENTOS CUARENTA Y UNO Y 00/100 SOLES).

c)	Municipalidad Provincial de Lampa, hasta la suma de S/ 3 500 703,00 (TRES MILLONES QUINIENTOS MIL SETECIENTOS TRES Y 00/100 SOLES).

d)	Municipalidad Distrital de Vinchos, hasta la suma de S/ 3 476 660,00 (TRES MILLONES CUATROCIENTOS SETENTA Y SEIS MIL SEISCIENTOS SESENTA Y 00/100 SOLES).

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

Los gobiernos locales en el marco de lo establecido en la presente disposición informan al Ministerio de Transportes y Comunicaciones, a través de Provias Descentralizado, los avances físicos y financieros de forma trimestral, sobre la ejecución de dichos recursos, con relación a su cronograma de ejecución y/o disposiciones contenidas en los convenios y/o adendas correspondientes.

Quincuagésima Sexta.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en diversos gobiernos regionales, hasta por la suma de S/ 25 000 000,00 (VEINTICINCO MILLONES Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, para financiar las funciones que en materia de telecomunicaciones han sido transferidas en el marco de la descentralización, así como para la operación y mantenimiento de los sistemas de telecomunicaciones, las mismas que se consignan en la Actividad 5000942: Mantenimiento del sistema de comunicaciones hasta por la suma de S/ 14 930 661,00 (CATORCE MILLONES NOVECIENTOS TREINTA MIL SEISCIENTOS SESENTA Y UNO Y 00/100 SOLES) y en la Actividad 5001110: Promoción y regulación de los servicios de telecomunicaciones hasta por la suma de S/ 10 069 339,00 (DIEZ MILLONES SESENTA Y NUEVE MIL TRESCIENTOS TREINTA Y NUEVE Y 00/100 SOLES).

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

El Ministerio de Transportes y Comunicaciones es responsable de la verificación y seguimiento de la ejecución de los recursos asignados, en el ámbito de sus competencias. Para tal fin, los gobiernos regionales bajo los alcances de la presente disposición deben informar al referido Ministerio de los avances físicos y financieros de la ejecución de dichos recursos.

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Quincuagésima Sétima.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos hasta por la suma de S/ 7 680 074,00 (SIETE MILLONES SEISCIENTOS OCHENTA MIL SETENTA Y CUATRO Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, a favor del Gobierno Regional del Departamento de Apurímac, del Gobierno Regional del Departamento de Ayacucho y del Gobierno Regional del Departamento de Huancavelica, para financiar el pago de los servicios públicos de telecomunicaciones de las instituciones abonadas obligatorias de los Proyectos de Instalación de Banda Ancha para la Conectividad Integral y Desarrollo Social, así como la continuidad e inicio de operaciones durante el año 2023, según el siguiente detalle:

a)	Gobierno Regional del Departamento de Apurímac, hasta por la suma de S/ 2 329 340,00 (DOS MILLONES TRESCIENTOS VEINTINUEVE MIL TRESCIENTOS CUARENTA Y 00/100 SOLES).

b)	Gobierno Regional del Departamento de Ayacucho, hasta por la suma de S/ 2 826 658,00 (DOS MILLONES OCHOCIENTOS VEINTISÉIS MIL SEISCIENTOS CINCUENTA Y OCHO Y 00/100 SOLES).

c)	Gobierno Regional del Departamento de Huancavelica, hasta por la suma de S/ 2 524 076,00 (DOS MILLONES QUINIENTOS VEINTICUATRO MIL SETENTA Y SEIS Y 00/100 SOLES).

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

El Ministerio de Transportes y Comunicaciones es responsable de la verificación y seguimiento de la ejecución de los recursos asignados, en el ámbito de sus competencias. Para tal fin, los gobiernos regionales bajo los alcances de la presente disposición deben informar al referido Ministerio sobre los avances físicos y financieros de la ejecución de dichos recursos.

Quincuagésima Octava.- Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos hasta por la suma de S/ 3 000 000,00 (TRES MILLONES Y 00/100 SOLES), por la fuente de financiamiento Recursos Ordinarios, a favor del Ministerio de Vivienda, Construcción y Saneamiento, para el financiamiento de las tasaciones a cargo de la Dirección de Construcción de la Dirección General de Políticas y Regulación en Construcción y Saneamiento, de los predios afectados por la construcción, rehabilitación y mejoramiento de infraestructura vial.

Los recursos a los que se refiere el párrafo precedente no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

El Ministerio de Transportes y Comunicaciones es responsable de la verificación y seguimiento de la ejecución de los recursos asignados, en el ámbito de sus competencias. Para tal fin, el Ministerio de Vivienda, Construcción y Saneamiento debe informar al Ministerio de Transportes y Comunicaciones de los avances físicos y financieros de la ejecución de dichos recursos.

Quincuagésima Novena.- Para las entidades del sector público que se encuentran bajo el alcance del Decreto Supremo 043-2022-EF, Decreto Supremo que dicta disposiciones para la aplicación de lo dispuesto por el numeral 15.3 del artículo 15 y el numeral 1 de la Primera Disposición Complementaria Final del Decreto Legislativo 1441, Decreto Legislativo del Sistema Nacional de Tesorería, cuya captación efectiva de mayores ingresos supere la proyección de ingresos prevista por cada entidad para el Año Fiscal 2023, el Ministerio de Economía y Finanzas, a través de la Dirección General de Presupuesto Público, emite disposiciones para evaluar la asignación de recursos adicionales, de corresponder.

Sexagésima.- Para las entidades del Sector Público que tengan créditos presupuestarios aprobados por la fuente de financiamiento Recursos por Operaciones Oficiales de Crédito, las modificaciones en las específicas de ingresos se autorizan previa opinión favorable del Ministerio de Economía y Finanzas a través de la Dirección General del Tesoro Público y de acuerdo a los Lineamientos que se emitan para tal fin a través de las Direcciones Generales competentes.

Sexagésima Primera.- Contratos del personal incorporado al amparo del Decreto de Urgencia Nº 034-2021, Decreto de Urgencia Nº 083-2021 y Ley 31365

1.

Dispónese que los contratos administrativos de servicios vigentes a la fecha de publicación de la presente ley, suscritos al amparo de la Segunda Disposición Complementaria del Decreto de Urgencia N° 034-2021 y de la Única Disposición Complementaria Final del Decreto de Urgencia N° 083-2021, así como los contratos por reemplazo vigentes y los contratos suscritos de conformidad con lo establecido en la Septuagésima Tercera; y, literales a) y b) del inciso 1 de la Centésima Décima Cuarta Disposición Complementaria Final de la Ley N° 31365, para el desarrollo de labores permanentes en la entidad, y que cuenten con el financiamiento anual en su Presupuesto Institucional de Apertura para el Año Fiscal 2023, son a plazo indeterminado. El presente numeral no comprende los contratos administrativos de servicios celebrados para cubrir necesidades transitorias, suscritos por necesidad del servicio, exigencias operativas transitorias o accidentales.

2.

Para el cumplimiento de lo dispuesto en el numeral precedente, las entidades de la Administración Pública, a través de su Oficina de Recursos Humanos o la que haga sus veces, en coordinación con el área usuaria, identifican, hasta el 20 de diciembre de 2022, los contratos administrativos de servicios que tengan por objeto el desarrollo de labores permanentes, quedando autorizadas, excepcionalmente, para modificar las funciones primigeniamente asignados a los servidores civiles con contratos administrativos de servicios vigentes, suscritos al amparo de la Segunda Disposición Complementaria del Decreto de Urgencia N° 034-2021 y de la Única Disposición Complementaria Final del Decreto de Urgencia N° 083-2021, y de la Septuagésima Tercera; y, literales a) y b) del inciso 1 de la Centésima Décima Cuarta Disposición Complementaria Final de la Ley N° 31365, según la necesidad del servicio, teniendo en cuenta su perfil profesional y/o experiencia laboral, para el desarrollo de labores de naturaleza permanente en la entidad. Efectuada la modificación contractual, los contratos son a plazo indeterminado.

3.

Los contratos administrativos de servicios que no cumplan los criterios establecidos en los párrafos precedentes, por necesidad del servicio, podrán ser renovados hasta el 31 de diciembre de 2023. Cumplido dicho plazo, tales contratos concluyen de pleno derecho y son nulos los actos en contrario que conlleven a sus ampliaciones. La comunicación que la entidad pudiera hacer de la conclusión del vínculo contractual tiene carácter meramente informativo y su omisión no genera la prórroga del contrato.

4.

Lo establecido en los numerales 1, 2 y 3 del presente artículo, toma como referencia los contratos cuyos registros se encuentren en el AIRHSP, en estado ocupado, al día siguiente de la publicación de la presente ley; para tal efecto, autorizase a las entidades a modificar, en el AIRHSP, la fecha de vigencia de los contratos a sostenibles de los registros CAS correspondientes a la relación de personas identificadas según el numeral 2. Para la modificación en el registro AIRHSP el Pliego solicita mediante Oficio a la Dirección General de Gestión Fiscal de los Recursos Humanos (DGGFRH) hasta el 31 de diciembre de 2022 adjuntando la siguiente documentación:

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a)	Documento de la Oficina de Recursos Humanos o la que haga sus veces de la Unidad Ejecutora detallando los “números de registro AIRHSP” materia de modificación.

b)	Documento de la Oficina de Presupuesto de la Unidad Ejecutora y del Pliego sustentando el financiamiento de los registros solicitados.

5.

Se autoriza a la DGGFRH del Ministerio de Economía y Finanzas a reactivar los registros CAS materia de la solicitud de modificación que cuenten con la opinión favorable de la Dirección General de Presupuesto Público (DGPP).

6.

En ningún caso, la aplicación de lo establecido en el presente artículo deriva en el desfinanciamiento de la planilla del personal contratado por la modalidad del régimen especial del Decreto Legislativo N° 1057, que se encuentra sujeto a la Ley N° 31131, Ley que establece disposiciones para erradicar la eliminación en los Regímenes Laborales del Sector Público, bajo responsabilidad del Titular de la entidad. Para tal fin, las Oficina de Recursos Humanos, así como las Oficinas de Presupuesto o las que hagan sus veces en las entidades a la que se refiere el numeral 1 del presente artículo, verifican el cumplimiento de dichas condiciones, en el marco de sus competencias.

7.

La implementación de la presente disposición se financia con cargo al presupuesto institucional de las entidades involucradas, bajo responsabilidad del Titular de la entidad, sin demandar recursos adicionales al Tesoro Público.

8.	Lo establecido en la presente disposición entra en vigencia al día siguiente de la publicación de la presente ley.

Sexagésima Segunda.- Se dispone que el Ministerio de Economía y Finanzas en el marco del proceso de revisión de programas presupuestales vigentes, promueve la fusión y/o anulación de dichos programas con el objetivo de orientar su cumplimiento con los criterios técnicos establecidos por la Dirección General de Presupuesto Público, la cual implementa disposiciones e instrumentos complementarios para incorporar a las entidades bajo su ámbito al enfoque del Presupuesto por Resultados.

Sexagésima Tercera.- La presente ley está vigente desde el 01 de enero hasta el 31 de diciembre de 2023, salvo el numeral 21.1 del artículo 21, el numeral 28.6 del artículo 28, los artículos 61, 62 y 63, el numeral 1 de la Tercera, la Trigésima Novena y la Sexagésima Primera Disposiciones Complementarias Finales, y la Primera y Segunda Disposiciones Complementarias Transitorias, que rigen a partir del día siguiente de su publicación en el Diario Oficial El Peruano.

Asimismo, se prorroga la vigencia, hasta el 31 de diciembre de 2023, de:

i.

Las disposiciones contenidas en los artículos 1 y 2 del Decreto de Urgencia 003-2012, Decreto de Urgencia que dicta medidas extraordinarias para la ejecución de prestaciones y actividades de los Centros Emergencia Mujer - CEMS; para el Programa Nacional para la Prevención y Erradicación de la Violencia contra las Mujeres e Integrantes del Grupo Familiar - AURORA.

ii.	La Septuagésima Sétima Disposición Complementaria Final de la Ley 30518, Ley de Presupuesto del Sector Público para el Año Fiscal 2017.

iii.

La Nonagésima Sexta Disposición Complementaria Final de la Ley 30693, Ley de Presupuesto del Sector Público para el Año Fiscal 2018, para la cual el monto de los viáticos se sujeta a lo establecido en el Decreto Supremo 007-2013-EF o norma que lo sustituya.

iv.	La Nonagésima Sétima y Centésima Décimo Quinta Disposiciones Complementarias Finales de la Ley 30879, Ley de Presupuesto del Sector Público para el Año Fiscal 2019.

v.

El artículo 14 del Decreto de Urgencia 039-2019, Decreto de Urgencia que establece medidas extraordinarias en materia presupuestaria que contribuyan a la ejecución del gasto público en los años fiscales 2019 y 2020, y aprueban otras medidas.

vi.

La Sexagésima, el numeral 2 de la Septuagésima Segunda, la Nonagésima Tercera y la Centésima Tercera Disposiciones Complementarias Finales de la Ley 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022.

Sexagésima Cuarta.- La presente ley, por la naturaleza especial de la materia que regula, tiene prevalencia en su aplicación sobre cualquier otra norma jurídica de rango legal o infralegal que se oponga a lo establecido por la presente ley o limite su aplicación.

Sexagésima Quinta.- Se autoriza, durante el Año Fiscal 2023, al Programa Nacional de Alimentación Escolar Qali Warma del pliego Ministerio de Desarrollo e Inclusión Social (MIDIS), a realizar la adquisición de alimentos para ser destinados en favor de las iniciativas ciudadanas de apoyo o atención alimentaria denominadas ollas comunes, a las que se refiere la Ley N° 31458, Ley que reconoce las ollas comunes y garantiza su sostenibilidad, financiamiento y el trabajo productivo de sus beneficiarios, promoviendo su emprendimiento. Para tal fin, el Programa Nacional de Alimentación Escolar Qali Warma, podrá financiar la adquisición de alimentos para las iniciativas ciudadanas de apoyo o atención alimentaria denominadas ollas comunes, utilizando los saldos presupuestales que se generen durante la prestación del servicio alimentario; para lo cual se autoriza al pliego MIDIS, a través del Programa Nacional de Alimentación Escolar Qali Warma, a realizar las modificaciones presupuestarias en el nivel funcional programático que sean necesarias, por la suma de S/ 100 000 000,00 (CIEN MILLONES Y 00/100 SOLES),quedando exceptuado de las limitaciones contenidas en el inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo N° 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

Sexagésima Sexta.- Se dispone que, en defecto de la existencia de recursos líquidos en las cuentas bancarias administradas por la Comisión Ad Hoc creada por la Ley N° 29625, la Presidencia del Consejo de Ministros (PCM), durante el Año Fiscal 2023, queda autorizada a realizar modificaciones presupuestarias en el nivel funcional programático, hasta por la suma de S/ 50 000 000,00 (CINCUENTA MILLONES Y 00/100 SOLES), a favor de la Unidad Ejecutora Secretaría Técnica de Apoyo a la Comisión Ad Hoc creada por la Ley 29625 de dicho pliego, para financiar de forma complementaria la devolución de los aportes establecidos en el artículo 1 de la Ley 29625, precisado por la Ley 31173 y la Ley 31454.

Para tal fin, se autoriza a la Presidencia del Consejo de Ministros—Unidad Ejecutora Secretaría Técnica de Apoyo a la Comisión Ad Hoc creada por la Ley 29625 a realizar transferencias financieras a favor de la Comisión Ad Hoc creada por la Ley Nº 29625, las que se aprueban mediante resolución del titular del pliego PCM, previa opinión favorable de su oficina de presupuesto o la que haga sus veces y se publica en el diario oficial El Peruano.

Lo establecido en la presente disposición se financia con cargo a los recursos del presupuesto institucional de la Presidencia del Consejo de Ministros, sin demandar recursos adicionales al Tesoro Público.

Sexagésima Sétima.- Financiamiento de acciones vinculadas a los programas presupuestales en materia de salud

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Se autoriza, en el Año Fiscal 2023, al Ministerio de Salud para realizar modificaciones presupuestarias en el nivel institucional hasta por la suma de S/ 101 300 000,00 (CIENTO UN MILLONES TRESCIENTOS MIL Y 00/100 SOLES), con cargo a los recursos de su presupuesto institucional, a favor de los Gobiernos Regionales, para financiar diversas intervenciones a nivel nacional de acuerdo a lo siguiente:

a)

Hasta por la suma de S/ 10 000 000,00 (DIEZ MILLONES Y 00/100 SOLES) para financiar los productos del Programa Presupuestal 0016: Prevención y Control de la Tuberculosis y el VIH/SIDA, a cargo de las unidades ejecutoras del Ministerio de Salud y de los Gobiernos Regionales.

b)

Hasta por la suma de S/ 20 000 000,00 (VEINTE MILLONES Y 00/100 SOLES) para financiar los productos que correspondan en el marco del Programa Presupuestal 0017: Metaxénicas y Zoonosis, para el desarrollo de las diferentes actividades preventivo-promocionales en las IPRESS principalmente del primer nivel de atención; las intervenciones sanitarias de prevención y control, de vigilancia epidemiológica y control vectorial del Dengue, Malaria, Peste, prevención de la rabia humana por rabia silvestre y rabia canina, a cargo de las unidades ejecutoras del Ministerio de Salud y de los Gobiernos Regionales.

c)

Hasta por la suma de S/ 46 300 000,00 (CUARENTA Y SEIS MILLONES TRESCIENTOS MIL Y 00/100 SOLES) para financiar en el marco del Programa Presupuestal 0131: Control y Prevención en Salud Mental, las acciones que correspondan a la expansión de la oferta de servicios de salud mental con nuevas Instituciones Prestadoras de Servicios de Salud (IPRESS): Centros de Salud Mental Comunitaria, Unidades de Hospitalización en Salud Mental y Adicciones, hogares protegidos y, el fortalecimiento de establecimientos del primer nivel con profesionales de psicología, a cargo de las unidades ejecutoras del Ministerio de Salud y de los Gobiernos Regionales.

d)

Hasta por la suma de S/ 10 000 000,00 (DIEZ MILLONES Y 00/100 SOLES) para financiar la implementación del Plan de salud integral e intercultural y monitoreo de exposición a metales pesados e hidrocarburos en las cuencas de los ríos Pastaza, Corrientes, Tigre, Marañón y Chambira 2023 con la finalidad de contribuir a la mejora de la salud y la calidad de vida de la población indígena de los Ríos Pastaza, Corrientes, Tigre, Marañón y Chambira. La adquisición y distribución de estos recursos deben ser realizados por el Ministerio de Salud con el objetivo de desarrollar acciones para disminuir la morbimortalidad ocasionada por las enfermedades prevalentes en la zona, construyendo desde el nivel nacional, regional y local, de forma participativa con las y los líderes y dirigentes representativos de sus organizaciones, una respuesta integral a la problemática de salud entre la población de las 5 cuencas.

e)

Hasta por la suma de S/ 15 0000 000,00 (QUINCE MILLONES Y 00/100 SOLES) para financiar los productos que correspondan al Programa Presupuestal 1001. Productos Específicos Para Desarrollo Infantil Temprano, para el desarrollo de las diferentes actividades de vacunación en las IPRESS principalmente del primer nivel de atención en niños menores de 5 años con vacunas del esquema regular, a cargo de las unidades ejecutoras del Ministerio de Salud y de los Gobiernos Regionales.

Para tal fin, se autoriza al Ministerio de Salud a realizar modificaciones presupuestarias en el nivel institucional, hasta por la suma de S/ 101 300 000,00 (CIENTO UN MILLONES TRESCIENTOS MIL Y 00/100 SOLES), a favor de las Unidades Ejecutoras de Salud de los Gobiernos Regionales, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Salud, a propuesta de este último.

Los recursos a los que se refiere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, para fines distintos a los señalados en la presente disposición.

Sexagésima Octava.- Incremento progresivo de la valorización principal que se otorga al personal de la salud, en el marco del Decreto Legislativo 1153

Se dispone que, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Ministerio de Salud, hasta por la suma de S/ 91 675 145,00 (NOVENTA Y UN MILLONES SEISCIENTOS SETENTA Y CINCO MIL CIENTO CUARENTA Y CINCO Y 00/100 SOLES), en la fuente de financiamiento Recursos Ordinarios, para financiar el incremento de la valorización principal que forma parte de la Compensación Económica que se otorga al personal de la salud en el marco del Decreto Legislativo 1153, Decreto Legislativo que regula la política integral de compensaciones y entregas económicas del personal de la salud al servicio del Estado.

El incremento de la Valorización Principal, establecido en la presente disposición, y demás condiciones para su otorgamiento, se efectúa en el mes de diciembre del Año Fiscal 2023, conforme a lo establecido en el numeral 9.4 del artículo 9 del Decreto Legislativo 1153. Para lo cual, el Ministerio de Salud, sus organismos públicos, los gobiernos regionales, y las entidades comprendidas en el ámbito de aplicación del Decreto Legislativo 1153, quedan exonerados de lo establecido en el artículo 6 de la presente ley.

Para efectos de lo dispuesto en la presente disposición, se autoriza al Ministerio de Salud, con cargo a los recursos de su presupuesto institucional, a efectuar modificaciones presupuestarias en el nivel institucional a favor de sus organismos públicos, de los gobiernos regionales y de las entidades comprendidas en el ámbito de aplicación del Decreto Legislativo 1153, de corresponder, las cuales se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Salud, a solicitud de este último.

Los recursos autorizados en el presente artículo, no pueden ser destinados, bajo responsabilidad, a fines distintos para los cuales son asignados.

Sexagésima Novena.- Nombramiento del personal de la salud contratado e identificado al 31 de julio de 2022.

1.

Se autoriza el nombramiento de hasta el veinte por ciento (20%) de los profesionales de la salud y de los técnicos y auxiliares asistenciales de la salud del Ministerio de Salud, sus organismos públicos y las unidades ejecutoras de salud de los gobiernos regionales, contratados al 31 de julio de 2022 bajo el régimen del Decreto Legislativo 1057, Decreto Legislativo que Regula el Régimen Especial de Contratación Administrativa de Servicios; y, se encuentren registrados en el AIRHSP a la entrada en vigencia de la presente Ley. Para tal efecto, mediante decreto supremo propuesto por el Ministerio de Salud, en coordinación con la Autoridad Nacional del Servicio Civil (Servir) y refrendado por el ministro de Economía y Finanzas, se establecen los criterios y el procedimiento para llevar a cabo el proceso de nombramiento.

2.

El nombramiento del personal de la salud contratado en plaza presupuestada vacante y que percibe sus ingresos en el macro del Decreto Legislativo 1153, Decreto Legislativo que regula la política integral de compensaciones y entregas económicas del personal de la salud al servicio del Estado, se efectúa según los criterios establecidos mediante el decreto supremo a que se refiere el numeral 1.

3.

El nombramiento al que se refiere el numeral 1 de la presente disposición no comprende al personal incorporado en el marco del artículo 3 del Decreto de Urgencia 018-2022 ni los autorizados mediante los artículos 26 y 27 de la Ley 31538, SERUMS y residentes.

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4.

Para el financiamiento de lo dispuesto en el numeral 1, se autoriza durante el Año Fiscal 2023, al Ministerio de Salud, a sus organismos públicos y a los gobiernos regionales para realizar modificaciones presupuestarias en el nivel funcional programático, con cargo a su presupuesto institucional, quedando exceptuadas dichas entidades de lo dispuesto en los numerales 9.1 y 9.4 del artículo 9 de la presente Ley. Asimismo, para dichos fines, autorizase al Ministerio de Salud, en el año Fiscal 2023, con cargo a los recursos de su presupuesto institucional, a efectuar modificaciones presupuestarias en el nivel institucional a favor de sus organismos públicos y de los gobiernos regionales, el cual se aprueba mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Salud, a solicitud de este último.

5.	Los recursos autorizados en la presente disposición, no pueden ser destinados, bajo responsabilidad, a fines distintos para los cuales son asignados.

Septuagésima.- Autorización del uso de los recursos transferidos por el Seguro Integral de Salud para el Prestaciones Económicas de Sepelio Covid-19 (PES Covid-19).

1.

Se autoriza durante el año fiscal 2023 a las unidades ejecutoras del MINSA, INEN y unidades ejecutoras de salud de los Gobiernos Regionales que hayan recibido recursos del Seguro Integral de Salud en el marco de la Emergencia Sanitaria declarada mediante el Decretos supremo 008-2020-SA y sus modificatorias para el financiamiento de prestaciones económicas de sepelio (PES COVID), a utilizar dichos recursos para la adquisición de productos farmacéuticos, dispositivos médicos y productos sanitarios en beneficio de los afiliados al Seguro Integral de Salud.

2.	Los recursos a los que se refiere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, a fines distintos a los señalados en la presente disposición.

Septuagésima Primera.- Incremento de la remuneración de los auxiliares de educación nombrados y contratados en el marco de la Ley N° 29944

Se exceptúa al Ministerio de Educación y a los gobiernos regionales, durante el Año Fiscal 2023, de lo establecido en el artículo 6 y en el numeral 9.1 del artículo 9 de la presente ley, según corresponda, a efectos de incrementar, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y por el ministro de Educación, a propuesta de este último, la remuneración mensual, regulada por la Ley N° 30493, Ley que regula la política remunerativa del Auxiliar de Educación en las instituciones educativas públicas, de los auxiliares de educación, nombrados y contratados, en el marco de la Ley N° 29944, Ley de Reforma Magisterial. Dicho incremento se efectúa en el mes de marzo del Año Fiscal 2023 y el nuevo monto de la remuneración mensual asciende a la suma de S/ 2 230,00.

Para efectos de financiar lo dispuesto en el primer párrafo de la presente disposición, autorícese al Ministerio de Educación, con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al Tesoro Público, a efectuar modificaciones presupuestarias en el nivel institucional a favor de los gobiernos regionales, hasta por la suma de S/ 186 888 760,00 (CIENTO OCHENTA Y SEIS MILLONES OCHOCIENTOS OCHENTA Y OCHO MIL SETECIENTOS SESENTA Y 00/100 SOLES). Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Educación, a solicitud de este último.

Septuagésima Segunda.- Se dispone que los gobiernos regionales, y los gobiernos locales que, en el Año Fiscal 2023, sean tipo A, B, C, D y E de acuerdo a la clasificación del Programa de Incentivos a la Mejora de la Gestión Municipal deben utilizar el 0,5 % de su presupuesto institucional, así como los gobiernos locales que, en el Año Fiscal 2023, sean tipo F y G de acuerdo a la clasificación de dicho Programa deben utilizar hasta el 0,5% de su presupuesto institucional, priorizando la realización de obras, reparación o adecuación, en el marco del Sistema Nacional de Programación Multianual y Gestión de Inversiones, así como el mantenimiento, destinados a mejorar o proveer de accesibilidad a la infraestructura urbana de las ciudades incluyendo el acceso a los palacios y demás sedes regionales y municipales que están al servicio de todos los ciudadanos y prioritariamente a quienes se encuentren en situación de discapacidad.

Asimismo, se establece que los gobiernos regionales, y gobiernos locales que, en el Año Fiscal 2023, sean tipo A, B, C, D y E de acuerdo a la clasificación del Programa de Incentivos a la Mejora de la Gestión Municipal deben utilizar el 0,5 % de su presupuesto institucional, así como los gobiernos locales que, en el Año Fiscal 2023, sean tipo F y G de acuerdo a la clasificación de dicho Programa deben utilizar hasta el 0,5% de su presupuesto institucional, para financiar los gastos operativos, planes, programas y servicios que por Ley deben realizar las Oficinas Regionales de Atención a la Persona con Discapacidad (OREDIS) y las Oficinas Municipales de Atención a la Persona con Discapacidad (OMAPED) a favor de la población con discapacidad de su jurisdicción.

Los gobiernos regionales y los gobiernos locales informan anualmente, por escrito, a la Comisión de Inclusión Social y Personas con Discapacidad, y a la Comisión de Presupuesto y Cuenta General de la República del Congreso de la República, sobre el cumplimiento de lo establecido en la presente disposición, bajo responsabilidad del titular del pliego, gerente general y gerente municipal, respectivamente. Una copia de dicho informe se remite al Consejo Nacional para la Integración de la Persona con Discapacidad (CONADIS). El plazo para enviar el informe anual para ambas comisiones es de noventa (90) días calendario de culminado el año fiscal correspondiente.

Septuagésima Tercera.- Creación de unidad ejecutora del Hospital de Lima Este - Vitarte

1.

Se autoriza la creación de la unidad ejecutora Hospital de Lima Este - Vitarte, la que absorberá a las unidades ejecutoras 148. HOSPITAL EMERGENCIA ATE VITARTE y 050. HOSPITAL VITARTE, para lo cual el Ministerio de Salud es responsable de la ejecución de las acciones correspondientes para la implementación de la nueva Unidad Ejecutora.

2	Dejar sin efecto lo dispuesto en el numeral 2.2 del Decreto de Urgencia 032-2020.

3.	Para este fin, se exceptúa al Ministerio de Salud de lo dispuesto en el numeral 68.4 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

4.	El presente artículo entra en vigencia a partir del día siguiente de la publicación de la presente ley.

Septuagésima Cuarta.- Recursos para el mantenimiento de equipamiento e infraestructura en Salud

Se autoriza al Ministerio de Salud, durante el Año Fiscal 2023, para realizar modificaciones presupuestarias en el nivel institucional, hasta por la suma de S/ 100 000 000,00 (CIEN MILLONES Y 00/100 SOLES), con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al Tesoro Público, a favor de sus organismos públicos y de los gobiernos regionales, para financiar el mantenimiento de infraestructura y equipamiento en los establecimientos de salud a cargo de las unidades ejecutoras del Ministerio de Salud, sus organismos públicos y de los gobiernos regionales. Las modificaciones presupuestarias en el nivel institucional se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Salud, a solicitud de este último. Las propuestas de decreto supremo correspondientes se presentan al Ministerio de Economía y Finanzas, a más tardar el 28 de abril de 2023.

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Para efectuar modificaciones presupuestarias autorizadas por la presente disposición, los organismos públicos y los gobiernos regionales, remiten al Ministerio de Salud, como máximo hasta el 31 de marzo de 2023, los Planes Multianuales de Mantenimiento de la Infraestructura y el Equipamiento en los Establecimientos de Salud, debidamente aprobados, en el marco de lo establecido en la Resolución Ministerial 533-2016/MINSA.

Los organismos públicos y los gobiernos regionales a los que se les habilite recursos en el marco de la presente disposición, informan sobre el mantenimiento de infraestructura y equipamiento en los establecimientos de salud, al Ministerio de Salud y a la Contraloría General de la República.

Los recursos a los que se refiere la presente disposición no pueden ser destinados, bajo responsabilidad del titular de la entidad, para fines distintos a los señalados en la presente disposición.

Septuagésima Quinta.- Financiamiento de Inversiones en materia de Salud

1

Se dispone que, en el presupuesto del sector público para el Año Fiscal 2023, se han asignado recursos en el presupuesto institucional del pliego Ministerio de Salud, hasta por la suma de S/ 182 495 513,00 (CIENTO OCHENTA Y DOS MILLONES CUATROCIENTOS NOVENTA Y CINCO MIL QUINIENTOS TRECE Y 00/100 SOLES), para financiar la ejecución de proyectos de inversión y expedientes técnicos en materia de salud, conforme al siguiente detalle:

a)

Hasta por la suma de S/ 71 868 997,00 (SETENTA Y UN MILLONES OCHOCIENTOS SESENTA Y OCHO MIL NOVECIENTOS NOVENTA Y SIETE Y 00/100 SOLES), para financiar el proyecto de inversión “Creación de los servicios de salud especializados, hospital de alta complejidad en el distrito de Veintiséis de Octubre - Provincia de Piura - Departamento de Piura”, con CUI 2507146.

b)

Hasta por la suma de S/ 3 226 516, 00 (TRES MILLONES DOSCIENTOS VEINTISÉIS MIL QUINIENTOS DIECISÉIS Y 00/100 SOLES), para financiar el expediente técnico del proyecto de inversión “Mejoramiento y ampliación de los servicios de salud del Hospital de Huaycán, Distrito de Ate - Provincia de Lima - Departamento de Lima”, con CUI 2524263.

c)

Hasta por la suma de S/ 32 100 000,00 (TREINTA Y DOS MILLONES CIEN MIL Y 00/100 SOLES), para financiar el proyecto de inversión “Creación de los servicios de salud del hospital Papa Francisco de Manchay, distrito de Pachacamac - provincia de Lima - departamento de Lima”, con CUI 2525722.

d)

Hasta por la suma de S/ 48 000 000,00 (CUARENTA Y OCHO MILLONES Y 00/100 SOLES), para financiar el proyecto de Inversión “Mejoramiento y ampliación de los servicios de salud del hospital San Juan de Lurigancho del distrito de San Juan de Lurigancho - provincia de Lima - departamento de Lima”, con CUI 2531607.

e)

Hasta por la suma de S/ 20 100 000,00 (VEINTE MILLONES CIEN MIL Y 00/100 SOLES), para financiar el proyecto de inversión “Mejoramiento y ampliación servicios de salud del centro de salud Enrique Montenegro San Juan de Lurigancho del distrito de San Juan de Lurigancho - provincia de Lima - departamento de Lima”, con CUI 2427400.

f)

Hasta por la suma de S/ 7 200 000,00 (SIETE MILLONES DOSCIENTOS MIL Y 00/100 SOLES), para financiar el proyecto de inversión “Mejoramiento y ampliación del establecimiento de salud Jaime Zubieta, distrito de San Juan de Lurigancho - provincia de Lima - departamento de Lima”, con CUI 2427402.

2

Se autoriza al Ministerio de Salud, durante el Año Fiscal 2023, para realizar modificaciones presupuestarias en el nivel institucional hasta por la suma de S/ 61 210 505,00 (SESENTA Y UN MILLONES DOSCIENTOS DIEZ MIL QUINIENTOS CINCO Y 00/100 SOLES), con cargo a los recursos de su presupuesto institucional, para financiar la ejecución de proyectos de inversión en materia de salud, conforme al siguiente detalle:

a)

Hasta por la suma de S/ 50 000 000,00 (CINCUENTA MILLONES Y 00/100 SOLES), a favor de la Municipalidad Distrital de El Milagro, para financiar el proyecto de inversión “Mejoramiento de la capacidad resolutiva del hospital Lucio Aldazábal Pauca de Redes Huancané, Provincia De Huancané - Región Puno”, con Código 2251136.

b)

Hasta por la suma de S/ 11 210 505,00 (ONCE MILLONES DOSCIENTOS DIEZ MIL QUINIENTOS CINCO Y 00/100 SOLES), a favor del Gobierno Regional del Departamento de Puno, para financiar la ejecución del proyecto de inversión en materia de salud “Mejoramiento y Ampliacion de los Servicios de Salud del Centro de Salud El Milagro del Distrito de El Milagro - Provincia de Utcubamba - Departamento de Amazonas”, con CUI 2485992.

3

Las modificaciones presupuestarias autorizadas en el numeral precedente, se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Salud, a solicitud de este último.

4	Los recursos a los que se refiere el presente artículo no pueden ser destinados, bajo responsabilidad del titular de la entidad, para fines distintos a los señalados en la presente disposición.

Septuagésima Sexta.- Transferencias al Programa del Vaso de Leche

Se autoriza al Ministerio de Desarrollo e Inclusión Social, en el Año Fiscal 2023, a realizar modificaciones presupuestarias en el nivel institucional, con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al Tesoro Público, hasta por la suma de S/ 100 000 000,00 (CIEN MILLONES Y 00/100 SOLES), a favor de los gobiernos locales, para financiar el Programa del Vaso de Leche, en el marco de lo establecido en la Ley 31554, Ley que modifica la Ley 27470, Ley que establece normas complementarias para la ejecución del Programa del Vaso de Leche, a fin de mejorar la focalización, la cobertura del Programa y los mecanismos de control. Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Desarrollo e Inclusión Social, a propuesta de este último.

Septuagésima Sétima.- Se exceptúa al pliego 028 de lo dispuesto en el artículo 6 de la presente ley a efectos de continuar la implementación en el año 2023 de lo establecido en el Acuerdo 046-2021-2022/MESA-CR y fortalecer su desarrollo institucional en el marco de lo previsto en la ley 30647. Para tal efecto, se autoriza a dicho pliego para diseñar y ejecutar los lineamientos de compensación, gestión de empleo y rendimiento, organización interna y programa de incentivos por retiro voluntario, a fin de optimizar su política de gestión de recursos humanos y otras acciones afines, de acuerdo con sus documentos de gestión y demás disposiciones que emita para tal fin. Los procedimientos, alcances y

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montos para la aplicación de las políticas, programas y lineamientos son autorizados por acuerdo de Mesa Directiva y se financian con cargo a su presupuesto institucional. Adicionalmente, se precisa que el pliego 028 se encuentra exonerado de los artículos 9 y 13, y del articulo 11 numeral 4 de la presente ley; del artículo 2 del Decreto de Urgencia 038-2006, así como del artículo 48 del Decreto Legislativo 1440. Asimismo, se autoriza al Poder Ejecutivo para incorporar los créditos presupuestarios de la fuente de financiamiento de recursos ordinarios del pliego 028, asignado para el año 2022 y que no sean devengados al 31 de diciembre de dicho año, exceptuándose, para ello, de lo dispuesto en los artículos 18 y 20 del Decreto Legislativo 1276, decreto legislativo que aprueba el marco de la responsabilidad y transparencia fiscal del sector público no financiero, y sus modificatorias. La incorporación se realiza hasta el 31 de marzo de 2023 mediante Decreto Supremo refrendado por el Ministro de Economía y Finanzas. Para tal efecto, el pliego 028 debe remitir a la Dirección General de Presupuesto Público del Ministerio de Economía y Finanzas su solicitud de incorporación de recursos, suscrita por el titular, con el informe favorable del jefe de la Oficina de Planeamiento y Presupuesto.

Septuagésima Octava.- Creación de la Unidad Ejecutora Autoridad Nacional de Control del Ministerio Publico

1.

Se autoriza al Pliego 022 Ministerio Público, la creación de la Unidad Ejecutora Autoridad Nacional de Control del Ministerio Publico. Para este fin se exonera al Pliego 022, de lo establecido en el artículo 68 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

2.

Durante el año fiscal 2023, la implementación y operación de la Unidad Ejecutora antes descrita provienen del 1% de la ejecución de inversiones cuyos montos superen los S/ 5 000 000,00 (CINCO MILLONES Y 00/100 SOLES) y sean menores o iguales a S/ 10 000 000,00 (DIEZ MILLONES Y 00/100 SOLES), que genere el desembolso de recursos públicos y/o garantías financieras o no financieras por parte del Estado, lo que incluye a las obras públicas, las inversiones mediante los mecanismos de obras por impuestos y asociaciones público privadas u otros mecanismos de inversión, a cargo de los pliegos y entidades del gobierno nacional, regional y local, entidades de tratamiento empresarial, empresas públicas en el ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (FONAFE), fondos y toda entidad o empresa bajo el ámbito de la Cuenta General de República. Dicho porcentaje es parte del 2% al que hace referencia el numeral 2.1 del artículo 2 de la Ley Nº 31358, Ley que establece medidas para la expansión del control concurrente.

3.

Para el cumplimiento de lo previsto en la presente disposición, autorizase a los pliegos involucrados del gobierno nacional, regional y locales, a cargo de las intervenciones a que se refiere el numeral 2 de la presente disposición, a realizar modificaciones presupuestales en el nivel funcional programático para habilitar la genérica de gasto 2.4 Donaciones y Transferencias tanto para la categoría de gasto corriente y gasto de capital, quedando exceptuadas de las restricciones presupuestarias en el marco de lo establecido en las leyes anuales de presupuesto, a fin de poder realizar transferencias financieras a favor del pliego 022: Ministerio Publico, conforme a los cronogramas de ejecución de obras anuales valorizadas vigentes, programa de ejecución de obras, planes de inversión, plan anual de contrataciones o documentos de similar naturaleza.

4.

Las transferencias a que se refiere el párrafo precedente, se aprueban mediante resolución del titular del pliego en el caso del gobierno nacional, o con resolución ejecutiva regional o resolución de alcaldía, en el caso de los gobiernos regionales y locales, respectivamente. La resolución del titular del pliego del gobierno nacional y la resolución ejecutiva regional se publican en el diario oficial El Peruano y la resolución de alcaldía, que se publica en su página web.

5.

Asimismo, autorizase a las entidades de tratamiento empresarial, empresas públicas en el ámbito del FONAFE, fondos y toda entidad o empresa bajo el ámbito del Sistema Nacional de Control a realizar transferencias financieras a favor del Pliego 022: Ministerio Público. Las citadas transferencias se aprueban por decisión de la máxima autoridad ejecutiva de las mismas y se publican en su página web.

6.

El Pliego 022: Ministerio Público, a fin de garantizar la oportunidad de la incorporación de dichos recursos en dicha Unidad Ejecutora, incorpora los recursos transferidos en el marco de lo dispuesto en la presente disposición, a la sola solicitud de la Unidad Ejecutora Autoridad Nacional de Control del Ministerio Publico, en la categoría de gasto corriente de la fuente de financiamiento de donaciones y transferencias.

Septuagésima Novena.- Gastos relacionados para garantizar los servicios de control gubernamental

Se autoriza a la Contraloría General de la República, con cargo a su presupuesto institucional, a financiar el pago de viáticos, pasajes, así como de los gastos operativos del personal vinculado a los servicios de control gubernamental en los órganos de control institucional de las entidades sujetas al Sistema Nacional de Control, indistintamente del régimen laboral y/o vínculo contractual, a fin de garantizar la operatividad de los servicios de control gubernamental que se ejecuten en el marco del fortalecimiento de la Contraloría General de la República y del Sistema Nacional de Control. Para la aplicación de la presente disposición la Contraloría General de la República dicta los lineamientos y condiciones que resulten necesario.

Octogésima.- Formulación del programa presupuestal en el marco del control gubernamental

Se autoriza a la Contraloría General de la República para que, en coordinación con el Ministerio de Economía y Finanzas, implemente el programa presupuestal relacionado al control gubernamental en el marco de la Ley 30742 Ley de Fortalecimiento de la Contraloría General de la República y del Sistema Nacional de Control, orientado a la reducción de la corrupción en el uso de los recursos públicos. El diseño de dicho programa presupuestal se realiza con cargo al presupuesto institucional de la Contraloría General de la República, sin demandar mayores recursos al Tesoro Público.

Octogésima Primera.- Bonificación extraordinaria a favor de los pensionistas y beneficiarios del Sistema Nacional de Pensiones (SNP) y del Régimen Especial de Seguridad Social para los Trabajadores y Pensionistas Pesqueros

1.

Autorízase a la Oficina de Normalización Previsional (ONP) , excepcionalmente y por única vez, en el mes de diciembre del Año Fiscal 2022, el otorgamiento de una bonificación extraordinaria no pensionaria ascendente a la suma de S/ 350,00 (TRESCIENTOS CINCUENTA Y 00/100 SOLES), adicional a la pensión o beneficio que perciben mensualmente, a favor de los pensionistas y beneficiarios del Sistema Nacional de Pensiones (SNP) y del Régimen Especial de Seguridad Social para los Trabajadores y Pensionistas Pesqueros, regulado en la Ley Nº 30003.

2.

En caso de que un pensionista perciba más de una pensión, o sea a la vez beneficiario, en el SNP o en el régimen de la Ley N° 30003, se otorga una sola bonificación extraordinaria. Para acceder a dicha bonificación los pensionistas y beneficiarios deben haber obtenido tal condición, con carácter definitivo, al 30 de noviembre de 2022.

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3.	Es incompatible la percepción de la bonificación extraordinaria con la percepción de remuneración y/o pensión, pública o privada, salvo lo señalado en el numeral anterior.

4.	La bonificación que se autoriza mediante la presente disposición se financia con cargo a los recursos de la ONP sin demandar recursos adicionales al Tesoro Público.

5.	La presente disposición entra en vigencia al día siguiente de la publicación de la presente ley.

Octogésima Segunda.- Aprobación de la escala de ingresos del personal de la Defensoría del Pueblo

1.

Se exonera a la Defensoría del Pueblo de lo establecido en el artículo 6 y numeral 9.1 del artículo 9 de la presente Ley, para la aprobación de una nueva escala remunerativa para los servidores comprendidos en el régimen laboral del Decreto Legislativo N° 728.

2.

La nueva escala remunerativa se aprueba mediante decreto supremo, a solicitud del Pliego, de conformidad con lo establecido en la Cuarta Disposición Transitoria de la Ley N° 28411, Ley General del Sistema Nacional de Presupuesto, previo informe favorable de la Dirección General de Presupuesto Público y de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas.

3.

Asimismo, se dispone que para la emisión del decreto supremo a que hace referencia el último párrafo del artículo 52 de la Ley N° 30057, Ley del Servicio Civil, para el Titular de la Defensoría del Pueblo, dicha entidad queda exonerada del requisito de contar con el Cuadro de Puestos de la Entidad – CPE aprobado, así como de lo establecido en el artículo 6 y los numerales 9.1 del artículo 9 de la presente Ley, así como de las prohibiciones contenidas en la Ley N° 28212 y sus modificatorias, y en el Decreto de Urgencia N° 038-2006. La compensación económica aprobada se aplica de manera inmediata y se considera en el Cuadro de Puestos de la Entidad (CPE) al momento de su aprobación.

4.	La implementación de la presente disposición, se sujeta al presupuesto institucional de la Defensoría del Pueblo, sin demandar recursos adicionales a Tesoro Público.

Octogésima Tercera.- Autorización para financiar el pago correspondiente al régimen de sinceramiento de deudas por aportaciones a ESSALUD, ONP y REPRO- AFP

Se autoriza a los gobiernos regionales y gobiernos locales, durante el año fiscal 2023, para realizar modificaciones presupuestarias en el nivel funcional programático, para financiar el pago correspondiente al Régimen de Sinceramente de Deudas por Aportaciones al Essalud y a la ONP, y al Régimen de Reprogramación de pago de Aportes Previsionales al Fondo de Pensiones (REPRO-AFP), establecidos por el Decreto Legislativo 1275, Decreto Legislativo que aprueba el Marco de la Responsabilidad y Transparencia Fiscal de los gobiernos regionales y gobiernos locales.

Para tal efecto, los gobiernos regionales y gobiernos locales quedan exceptuados de lo establecido en los numerales 9.1 y 9.4 del artículo 9 de la presente ley y del inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público. En el caso de los gobiernos regionales, la excepción a lo establecido en los numerales 9.1 y 9.4 del artículo 9 de la presente ley no exime a dichas entidades del requisito de contar con la opinión favorable de la Dirección General de Gestión Fiscal de los Recursos Humanos y de la Dirección General de Presupuesto Público, establecido en dichos numerales para el caso de los gobiernos regionales. Para dicho efecto, las solicitudes de informe favorable de la Dirección General de Presupuesto Público, solo pueden ser presentadas al Ministerio de Economía y Finanzas hasta el 27 de octubre de 2023

Asimismo, se prohíbe a los gobiernos regionales y gobiernos locales a efectuar modificaciones presupuestarias en el nivel funcional programático con cargo a los recursos asignados en su presupuesto institucional en la categoría presupuestaria 9001. Acciones Centrales, actividad 5000003, y las finalidades “Pago de cuotas del REPRO- AFP”, “Pago de cuotas del sinceramiento de deudas por aportaciones al EsSalud y “Pago de cuotas del sinceramiento de deudas por aportaciones a la ONP”, con el fin de habilitar a otras partidas, genéricas o especificas del gasto de sus presupuestos institucionales, salvo las habilitaciones que se realicen entre las finalidades señaladas en el presente párrafo en la indicada categoría presupuestaria y actividad del mismo pliego.

Octogésima Cuarta.- Financiamiento para capacitación en materia de salud mental y/o bienestar emocional

Se autoriza, en el año fiscal 2023, a los pliegos del Gobierno Nacional, gobiernos regionales y los gobiernos locales, a realizar modificaciones presupuestarias en el nivel funcional programático con cargo a los recursos de su presupuesto institucional, para financiar actividades de capacitación en materia de salud mental y/o bienestar emocional, lo cual incluye por lo menos cuatro (4) capacitaciones, para los trabajadores y funcionarios del sector público y para aquellos que tienen vínculo laboral, prestan servicios o se encuentran dentro del ámbito del centro de labores, en el marco de la Ley 29783, Ley de seguridad y salud en el trabajo.

Octogésima Quinta.- Se exonera al Tribunal Constitucional de las prohibiciones del artículo 8 de la presente Ley en materia de personal durante el ejercicio presupuestal 2023, con la finalidad de financiar 38 puestos del Cuadro de Asignación de Personal.

Para tal efecto, en el Presupuesto del Sector Público para el Año Fiscal 2023, se han asignado recursos en el pliego Tribunal Constitucional, hasta por la suma de S/ 7 474 410,00 (SIETE MILLONES CUATROCIENTOS SETENTA Y CUATRO MIL CUATROCIENTOS DIEZ Y 00/100 SOLES).

Lo dispuesto en la presente disposiciones no demanda recursos adicionales al Tesoro Público.

Octogésima Sexta.- Otorgamiento de bonificación excepcional al personal del Pliego 160: Servicio Nacional de Sanidad Agraria – SENASA

Autorízase al Servicio Nacional de Sanidad Agraria—SENASA, a otorgar de manera excepcional y por única vez en el mes de diciembre del Año Fiscal 2022, una bonificación ascendente a la suma de DOS MIL Y 00/100 SOLES (S/ 2 000,00), a favor del personal sujeto al régimen de la actividad privada, Decreto Legislativo Nº 728, y al régimen especial de Contratación Administrativa de Servicios (CAS), Decreto Legislativo Nº 1057. La bonificación excepcional no tiene naturaleza remunerativa ni carácter pensionable y no se encuentra sujeta a cargas sociales. Asimismo, no constituye base de cálculo para la compensación por tiempo de servicios o cualquier otro tipo de bonificaciones, asignaciones o entregas. Se encuentra afecto al impuesto a la renta.

El personal beneficiario de la bonificación excepcional autorizada en la presente disposición debe contar con vínculo laboral vigente y encontrarse registrado en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP).

Lo dispuesto en la presente disposición se financia con cargo a los recursos del presupuesto institucional del Pliego 160: Servicio Nacional de Sanidad Agraria – SENASA, sin demandar recursos adicionales al Tesoro Público, para tal efecto queda exonerado de lo establecido en el artículo 6 de la Ley N° 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022.

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La presente disposición entra en vigencia al día siguiente de la publicación de la presente ley.

Octogésima Séptima.- Se autoriza al Ministerio de Educación durante el Año Fiscal 2023 a efectuar modificaciones presupuestarias en el nivel institucional, con cargo a los recursos de su presupuesto institucional, hasta por el monto de S/ 1 000 000,00 (UN MILLÓN Y 00/100 SOLES) a favor de la Universidad Nacional Tecnológica de Frontera San Ignacio de Loyola de Cajamarca, creada mediante la Ley Nº 31562, para la implementación de la señalada universidad. Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, y el ministro de Educación, a propuesta de este último.

Octogésima Octava.- Financiamiento de las intervenciones en el marco de la preparación y desarrollo de la “Copa Mundial de Fútbol Sub - 17 - Perú 2023”

Se autoriza, durante el Año Fiscal 2023, al Ministerio de Educación, con cargo a los recursos de su presupuesto institucional, para efectuar modificaciones presupuestarias en el nivel institucional a favor de la Unidad Ejecutora Proyecto Especial para la preparación y desarrollo de los XVIII Juegos Panamericanos 2019 del Ministerio de Transportes y Comunicaciones hasta por la suma de S/ 135 885 562,00 (CIENTO TREINTA Y CINCO MILLONES OCHOCIENTOS OCHENTA Y CINCO MIL QUINIENTOS SESENTA Y DOS y 00/100 SOLES), para garantizar la sostenibilidad de la ejecución de las inversiones y otras actividades para la preparación y desarrollo de la “Copa Mundial de Fútbol Sub - 17 - Perú 2023”.

Las referidas modificaciones presupuestarias en el nivel institucional se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas, el ministro de Transportes y Comunicaciones y el ministro de Educación, a propuesta de este último. Los decretos supremos se publican hasta el 30 de junio de 2023.

Para la aplicación de lo establecido en el presente artículo, se exceptúa al Ministerio de Educación de lo dispuesto en el artículo 49 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público y los numerales 19.1 y 19.3 del artículo 19 de la presente Ley.

Los recursos a los que se refiere el presente artículo no deben destinarse a fines distintos de aquellos para los cuales fueron asignados, bajo responsabilidad.

Octogésima Novena.- Incremento de la remuneración de los docentes de las universidades públicas

1.

Se exceptúa a las Universidades Públicas, durante el Año Fiscal 2023, de lo establecido en el artículo 6 de la presente ley, a efectos de incrementar, mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Educación, a propuesta de este último, la remuneración de los docentes ordinarios de las Universidades Públicas. El incremento a que hace referencia el presente numeral se efectúa en dos oportunidades, en los meses de abril y agosto del Año Fiscal 2023.

2.

Para efectos de financiar lo dispuesto en el numeral precedente, se autoriza al Ministerio de Educación, con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al Tesoro Público, a efectuar modificaciones presupuestarias en el nivel institucional a favor de las Universidades Públicas, hasta por la suma de 112 800 000,00 (CIENTO DOCE MILLONES OCHOCIENTOS MIL Y 00/100 SOLES). Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el ministro de Economía y Finanzas y el ministro de Educación, a solicitud de este último. Para tal fin, se exceptúa al Ministerio de Educación de lo establecido en el artículo 49 del Decreto Legislativo Nº 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

3.

Para la aplicación de lo establecido en el numeral 2, es requisito que las plazas de docentes ordinarios se encuentren registradas en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos (DGGFRH) del Ministerio de Economía y Finanzas, y que cuenten con el respectivo financiamiento.

Nonagésima.- Se autoriza, en el Año Fiscal 2023, a los gobiernos regionales y gobiernos locales para realizar modificaciones presupuestarias en el nivel funcional programático para el pago del servicio de la deuda, con cargo a los recursos de su presupuesto institucional por la fuente de financiamiento Recursos Determinados, destinado a inversiones que se encuentran bajo el ámbito del Sistema Nacional de Programación Multianual y Gestión de Inversiones y de proyectos que no se encuentran bajo el ámbito de dicho Sistema Nacional.

Para tal efecto, y únicamente para el pago del servicio de la deuda, se exceptúa a las referidas entidades de lo establecido en el artículo 13 de la presente ley.

Nonagésima Primera.- Se autoriza, durante el Año Fiscal 2023, a las entidades del Poder Ejecutivo competentes para la emisión de permisos, licencias, autorizaciones, opiniones técnicas, certificaciones, títulos habilitantes, u otros pronunciamientos requeridos para la realización de actividades económicas y/o ejecución de inversiones, así como la fiscalización sanitaria y forestal, a realizar las siguientes acciones:

a.

Realizar modificaciones presupuestarias en el nivel funcional programático para financiar actividades operativas y de gestión, para el cumplimiento de sus funciones y la adecuada prestación de los servicios a su cargo. Para tal efecto, los pliegos presupuestarios quedan exceptuados de lo establecido en el inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo N° 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

b.

Realizar modificaciones presupuestarias en el nivel institucional a favor de las entidades del Poder Ejecutivo competentes para la emisión de permisos, licencias, autorizaciones, opiniones técnicas, certificaciones, títulos habilitantes, u otros pronunciamientos requeridos para la realización de actividades económicas y/o ejecución de inversiones, así como la fiscalización sanitaria y forestal, para financiar actividades operativas y de gestión, el cumplimiento de sus funciones y la adecuada prestación de los servicios a su cargo. Dichas modificaciones presupuestarias se aprueban mediante decreto supremo refrendado por el Ministro de Economía y Finanzas y el Ministro del sector al que pertenece la entidad del Poder Ejecutivo que habilitó los recursos, a solicitud de este último. Para tal efecto, los pliegos presupuestarios quedan exceptuados de lo dispuesto en el artículo 49 del Decreto Legislativo N° 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

c.

Realizar transferencias financieras a favor de las entidades del Poder Ejecutivo competentes para la emisión de permisos, licencias, autorizaciones, opiniones técnicas, certificaciones, títulos habilitantes, u otros pronunciamientos requeridos para la realización de actividades económicas y/o ejecución de inversiones, así como la fiscalización sanitaria y forestal, para financiar actividades operativas y de gestión, el cumplimiento de sus funciones y la adecuada prestación de los servicios a su cargo. Dichas transferencias se aprueban mediante resolución del Titular del pliego, previa opinión favorable de la Oficina de Presupuesto o la que haga sus veces en el pliego, y se publica en el diario oficial El Peruano.

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Lo establecido en la presente disposición se financia con cargo al presupuesto institucional de las entidades del Poder Ejecutivo correspondientes, sin demandar recursos adicionales al Tesoro Público.

Nonagésima Segunda.- Se autoriza, durante el Año Fiscal 2023, a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales para realizar transferencias financieras a favor de la Comisión Nacional de Investigación y Desarrollo Aeroespacial (CONIDA), con cargo a los recursos de su presupuesto institucional por las fuentes de financiamiento Recursos Ordinarios, Recursos Directamente Recaudados y Recursos Determinados en el rubro canon y sobrecanon, regalías, rentas de aduanas y participaciones, para financiar la elaboración de estudios y proyectos de investigación en campos relacionados a las aplicaciones con imágenes satelitales, en relación con sus circunscripciones territoriales con la finalidad de fortalecer el seguimiento y evaluación de intervenciones financiadas con presupuesto público.

Las referidas transferencias financieras se aprueban, para el caso de las entidades del Gobierno Nacional mediante resolución del titular de la entidad y, para el caso de los gobiernos regionales y los gobiernos locales, mediante acuerdo de Consejo Regional o Concejo Municipal, respectivamente, requiriéndose en ambos casos el informe previo favorable de la Oficina de Presupuesto o la que haga sus veces en la entidad. La resolución del titular y el acuerdo del Consejo Regional se publican en el diario oficial El Peruano, y el acuerdo del Concejo Municipal se publica en la sede digital del gobierno local correspondiente.

La entidad pública que realiza transferencias financieras en el marco de lo autorizado en la presente disposición es responsable del monitoreo, seguimiento y cumplimiento de los fines y metas para los cuales transfirieron los recursos. Los recursos públicos, bajo responsabilidad, deben ser destinados solo a los fines para los cuales se autoriza su transferencia conforme a la presente disposición.

Nonagésima Tercera.- Nombramiento del personal de la salud contratado en plaza presupuestada vacante en el Sector Defensa

Autorízase, excepcionalmente y por única vez, el nombramiento de los profesionales de la salud, técnicos y auxiliares asistenciales de la salud contratados en plaza presupuestada vacante y que perciben sus ingresos en el marco del Decreto Legislativo N° 1153, Decreto Legislativo que regula la política integral de compensaciones y entregas económicas del personal de la salud al servicio del Estado, identificados al 31 de julio de 2022, previa verificación del cumplimiento de los perfiles establecidos por la normatividad pertinente para cada plaza.

Para el proceso de nombramiento es requisito que las plazas o puestos a ocupar se encuentren aprobados en el Cuadro para Asignación de Personal (CAP) o en el Cuadro para Asignación de Personal Provisional (CAP Provisional) y en el Presupuesto Analítico de Personal (PAP), o en el Cuadro de Puestos de la Entidad (CPE), según corresponda. Asimismo, que las plazas o puestos a ocupar se encuentren registrados en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP) a cargo de la Dirección General de Gestión Fiscal de los Recursos Humanos del Ministerio de Economía y Finanzas, y cuenten con la respectiva certificación del crédito presupuestario.

El financiamiento de lo dispuesto en la presente disposición se realiza con cargo a los recursos del presupuesto institucional del Ministerio de Defensa, sin demandar recursos adicionales al Tesoro Público, para tal efecto, autorízase, durante el Año Fiscal 2023, al Ministerio de Defensa para realizar modificaciones presupuestarias en el nivel funcional programático, con cargo a su presupuesto institucional, quedando exceptuadas dichas entidades de lo dispuesto en el numeral 9.1 del artículo 9 de la presente Ley. Asimismo, el Ministerio de Defensa, queda exceptuado de lo establecido en el numeral 8.1 del artículo 8 de la presente Ley.

Para efectos de la implementación del nombramiento del personal de la salud autorizado en la presente disposición, mediante decreto supremo propuesto por el Ministerio de Defensa, con opinión favorable de la Autoridad Nacional del Servicio Civil (Servir) y el Ministerio de Economía y Finanzas, se aprueban los requisitos, condiciones y procedimientos, en un plazo de sesenta (60) días.

Nonagésima Cuarta.- Se autoriza, durante el Año Fiscal 2023, al Ministerio del Interior a la creación de la Unidad Ejecutora de la Dirección de Transito Transporte y Seguridad Vial de la Policía Nacional del Perú, con cargo a los recursos del presupuesto institucional del señalado pliego, los que incluyen los recursos por la imposición de papeletas por infracciones al Reglamento Nacional de Tránsito en el marco de los convenios celebrados o por celebrarse entre las municipalidades y la Policía Nacional del Perú.

Los recursos provenientes de la imposición de las papeletas a las que hace referencia el párrafo anterior, se destinan exclusivamente a los fines señalados en los convenios, así como a la ejecución de inversiones en el marco del Decreto Legislativo 1252, Decreto Legislativo que crea el Sistema Nacional de Programación Multianual y Gestión de Inversiones. Dichos recursos, bajo responsabilidad del titular de la entidad, deben ser destinados sólo a los fines para los cuales se autoriza en el presente párrafo.

Para su implementación, en ministerio del Interior sustenta lo establecido en el artículo 68 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

Nonagésima Quinta.- Emisión de Decretos Supremos sobre ingresos del personal financiados con cargo a los recursos generados por Centros de Producción

Prorrógase hasta el 31 de diciembre de 2023, lo establecido por la Septuagésima Primera Disposición Complementaria Final de la Ley N° 30879, Ley de Presupuesto del Sector Público para el Año Fiscal 2019.

Para dicho efecto, mediante decreto supremo, refrendado por el ministro de Economía y Finanzas, a propuesta de la Dirección General de Gestión Fiscal de los Recursos Humanos (DGGFRH), se define los ingresos de personal que puedan ser otorgados con cargo a los recursos generados por los centros de producción y similares, los mismos que no tienen carácter remunerativo ni pensionable, no están afectos a cargas sociales ni forman parte de la base de cálculo para la determinación de cualquier beneficio, compensación u otro de similar naturaleza y son registrados en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP). Para tal efecto, las universidades públicas quedan obligadas a remitir la información, bajo responsabilidad, conforme lo solicite la DGGFRH, hasta el 15 de mayo de 2023. La DGGFRH realiza el análisis y evaluación de la información remitida, así como propone el correspondiente proyecto de decreto supremo hasta el 15 de diciembre de 2023.

Para la implementación de la presente disposición, las universidades públicas quedan exoneradas de lo dispuesto en los artículos 6 y del numeral 9.1 del artículo 9 de la presente ley.

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Nonagésima Sexta.- Concursos públicos de méritos para el traslado al régimen del servicio civil

Autorízase, excepcionalmente, durante el año 2023, a las entidades públicas que cuenten con el Cuadro de Puestos de la Entidad (CPE) aprobado, a convocar a concursos públicos de méritos para el traslado cerrado a la Entidad para cubrir sus puestos vacantes presupuestados de servidores civiles de carrera y de servidores de actividades complementarias bajo el régimen del servicio civil. Esta disposición incluye a aquellas posiciones que hayan quedado vacantes en su anterior convocatoria.

Nonagésima Séptima.- Medidas Complementarias para gestionar las inversiones en el desarrollo de la “Copa Mundial de Fútbol Sub - 17 - Perú 2023”

Se autoriza, durante el Año Fiscal 2023, al Ministerio de Transportes y Comunicaciones, con cargo a los recursos de su presupuesto institucional, a efectuar modificaciones presupuestarias en el nivel funcional programático, hasta por la suma de S/ 100 000 000,00 (CIEN MILLONES Y 00/100 SOLES), a favor del Proyecto Especial Legado Juegos Panamericanos y Parapanamericanos para financiar la ejecución de las inversiones para la preparación y desarrollo de la “Copa Mundial de Fútbol Sub - 17 - Perú 2023”.

Para tal fin, se exceptúa al Ministerio de Transportes y Comunicaciones de lo establecido en el inciso 4 del numeral 48.1 del artículo 48 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público, así como de los numerales 9.8 y 9.9 del artículo 9 de la Ley de Presupuesto del Sector Público para el Año Fiscal 2023.

En ningún caso, la aplicación de lo establecido en la presente disposición deriva en el desfinanciamiento de la operatividad y funcionamiento institucional, bajo responsabilidad del Titular de la Entidad.

Nonagésima Octava.- Se autoriza al Ministerio de Economía y Finanzas, durante el año fiscal 2023, a realizar un estudio de ingresos del personal jurisdiccional y administrativo del Poder Judicial, a fin de determinar una escala de ingreso, acorde con los ingresos de los trabajadores de las entidades del sistema de justicia. La nueva escala de ingresos del personal jurisdiccional y administrativo del Poder Judicial se aprueba mediante decreto supremo refrendado por el ministro de Economía y Finanzas, a propuesta del Presidente del Poder Judicial.

Para efectos de implementar lo dispuesto, exonérese al Poder Judicial de lo establecido en el artículo 6 y el numeral 9.1 del artículo 9 de la presente ley. Asimismo, se dispone que el cuarenta por ciento (40%) del monto de la escala de ingresos queda afecto a cargas sociales y es de naturaleza pensionable.

La implementación de la presente disposición se financia con cargo al presupuesto institucional del Poder Judicial.

Nonagésima Novena.- Financiamiento de la deuda de la sentencia judicial a favor de los integrantes de la Asociación de Cesantes y Jubilados de la Contraloría General de la República.

Autorízase, durante el año fiscal 2022, a la Contraloría General de la República a realizar modificaciones presupuestarias en el nivel funcional programático con cargo a los saldos disponibles según proyección al cierre del Año Fiscal 2022, de los recursos de su presupuesto institucional por la fuente de financiamiento Recursos Ordinarios, quedando exceptuada de las restricciones previstas en los numerales 9.1, 9.2, 9.4, 9.5, 9.8, 9.9, 9.12.1 del artículo 9 de la Ley N° 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022, para financiar la deuda pendiente a favor de los integrantes de la Asociación de Cesantes y Jubilados de la Contraloría General de la República.

En el caso de los saldos provenientes de la específica del gasto 2.1. 1 9. 3 98 “Otros Gastos de Personal”, que no hubieran sido ejecutados en el marco de lo establecido en numeral 9.12.1 de la Ley N° 31365, en el año fiscal 2022, se destinan al concepto señalado en el párrafo precedente.

La presente disposición entra en vigencia a partir del día siguiente de la publicación de la presente Ley.

Centésima.- Determinación, registro y aplicación del Beneficio Extraordinario Transitorio en el marco del Decreto de Urgencia N° 038-2019

1.

Dispónese que, en el marco del artículo 4 y en la Segunda Disposición Complementaria Final del Decreto de Urgencia N° 038-2019, Decreto de Urgencia que establece reglas sobre los ingresos correspondientes a los recursos humanos del Sector Público, el Beneficio Extraordinario Transitorio (BET) fijo del personal del Decreto Legislativo N° 276, Ley de Bases de la Carrera Administrativa y de Remuneraciones del Sector Público de los gobiernos locales, se determina por grupos ocupacionales y/o niveles remunerativos por cada entidad. Para dicho efecto, el monto transversal o el menor monto que se otorga al personal según grupos ocupacionales y/o niveles remunerativos se distribuye en Monto Único Consolidado (MUC) y BET fijo; y, toda diferencia que se identifique se incorpora a los otros conceptos del BET variable; para tal efecto, autorízase a las entidades de los gobiernos locales en coordinación con el Ministerio de Economía y Finanzas, a través de la Dirección General de Gestión Fiscal de los Recursos Humanos (DGGFRH), a adecuar los grupos ocupacionales y niveles remunerativos del referido personal, así como su registro en el Aplicativo Informático para el Registro Centralizado de Planillas y de Datos de los Recursos Humanos del Sector Público (AIRHSP), la referida adecuación tiene por objeto ordenar los ingresos del personal y no constituye fuente para modificar la condición laboral de nombrado o contratado de dicho personal. La DGGFRH, mediante Resolución Directoral, aprueba las normas complementarias necesarias para la implementación del presente numeral.

2.

Las entidades del Gobierno Nacional y gobiernos regionales, para efectos del registro de los montos del beneficio extraordinario transitorio y otros conceptos determinados en el marco del Decreto de Urgencia N° 038-2019 en el AIRHSP, solicitan la actualización del registro del BET fijo de acuerdo a lo niveles remunerativos consignados en el Presupuesto Analítico de Personal y registrados en el AIRHSP; en los casos que corresponda, cuando la actualización comprende la disminución del nivel remunerativo del personal, toda diferencia resultante, por la actualización en el MUC y BET fijo del personal, se incorpora a los otros conceptos del BET variable, a fin de garantizar que los ingresos del personal del Decreto Legislativo N° 276 no sean inferiores a lo percibido antes del 10 de agosto de 2019.

3.

La implementación de lo establecido en la presente disposición, se financia con cargo al presupuesto institucional de las entidades del Gobierno Nacional, de los gobiernos regionales y de los gobiernos locales, en el Año Fiscal 2023, sin demandar recursos adicionales al Tesoro Público, para tal efecto, según corresponda, quedan exceptuadas de las prohibiciones establecidas en el artículo 6 y en el numeral 9.1 del artículo 9 de la presente ley.

Centésima Primera.- Se prorroga la vigencia, hasta el 31 de diciembre de 2023, de la Nonagésima Sexta Disposición Complementaria Final de la Ley 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022.

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Centésima Segunda.- Se exceptúa al Centro de Formación en Turismo (CENFOTUR), de lo establecido en el artículo 6 y el numeral 9.1 del artículo 9 de la presente ley, para el pago de la Remuneración Integra Mensual Superior (RIMS) aprobada mediante Decreto Supremo N° 118-2022-EF en el marco de los establecido en el literal c) del numeral 61.1 del artículo 61 de la Ley Nº 31365, a favor de los docentes contratados bajo los alcances de la Ley N° 30512.

Lo dispuesto en el presente numeral se financia con cargo a los recursos del presupuesto institucional del CENFOTUR, sin demandar recursos adicionales al Tesoro Público.

Centésima Tercera.- Se autoriza, excepcionalmente, durante el Año Fiscal 2022, a los organismos públicos descentralizado y empresas municipales de la Municipalidad Metropolitana de Lima (MML) a efectuar transferencias financieras a favor de la MML, las cuales se aprueban mediante Acuerdo de su Directorio, órgano colegiado correspondiente o máxima autoridad de la entidad, para el financiamiento del gasto corriente y proyectos de inversión pública.

El presente artículo se financia con cargo al presupuesto institucional de las entidades respectivas, sin demandar recursos adicionales al Tesoro Público.

El presente artículo entra en vigencia al día siguiente de la publicación de la presente ley.

Centésima Cuarta.- Se exceptúa a la Municipalidad Metropolitana de Lima, durante el cuarto trimestre del Año Fiscal 2022, del primer párrafo del numeral 9.8 del artículo 9 de la Ley 31365, Ley de Presupuesto del Sector Público para el Año Fiscal 2022. El presente artículo entra en vigencia al día siguiente de la publicación de la presente ley.

Centésima Quinta.- Se faculta a la Contraloría General de la República, durante el año fiscal 2023, para contratar a las sociedades de auditoría, conforme a lo establecido en el artículo 20 de la Ley Orgánica del Sistema Nacional de Control y de la Contraloría General de la República – Ley N° 27785, con la finalidad de que realicen cualquier labor de control gubernamental externo en las entidades sujetas a control.

La implementación de la presente disposición se financia con cargo al presupuesto institucional de las entidades involucradas, sin demandar recursos adicionales al Tesoro Público.

La Contraloría General de la República, en un plazo de treinta (30) días hábiles, emite las disposiciones complementarias a que hubiere lugar para la implementación de la presente disposición.

Centésima Sexta.- Transferencias financieras del Ministerio de Transportes y Comunicaciones a favor de CORPAC

1.

Se autoriza al Ministerio de Transportes y Comunicaciones (MTC), para realizar transferencias financieras en el año fiscal 2022, con cargo a los recursos de su presupuesto institucional, en la fuente de financiamiento Recursos Ordinarios, a favor de la empresa Corporación Peruana de Aeropuertos y Aviación Comercial S.A. – CORPAC, hasta por la suma de S/ 83 490 353,00 (OCHENTA Y TRES MILLONES CUATROCIENTOS NOVENTA MIL TRESCIENTOS CINCUENTA Y TRES CON 00/100 SOLES), destinadas al financiamiento parcial del proyecto de inversión identificado con Código Único 2482674 “Ampliación servicio de navegación aérea para la segunda pista del Aeropuerto Internacional Jorge Chávez Callao del distrito del Callao – provincia de provincia Constitucional del Callao – departamento de Callao”.

Las transferencias financieras autorizadas en la presente disposición se realizan mediante resolución del titular del pliego Ministerio de Transportes y Comunicaciones, previa suscripción de convenio e informe favorable de la Oficina de Presupuesto o la que haga sus veces en dicho pliego. La resolución del titular del pliego se publica en el diario oficial El Peruano.

Para tal fin, se exceptúa de lo establecido en el artículo 72 del Decreto Legislativo 1440, Decreto Legislativo del Sistema Nacional de Presupuesto Público.

2.	La aplicación de la presente disposición se financia con cargo al presupuesto institucional del pliego MTC, sin demandar recursos adicionales al Tesoro Público.

3.

Los saldos no utilizados de los recursos transferidos por el Ministerio de Transportes y Comunicaciones a las que se refiere el presente artículo, a favor de la Corporación Peruana de Aeropuertos y Aviación Comercial Sociedad Anónima S.A - CORPAC, deben ser devueltos al Tesoro Público una vez culminada la ejecución objeto de los convenios de administración de recursos, costos compartidos u otras modalidades similares, de conformidad con lo establecido por el numeral 8 del artículo 20 del Decreto Legislativo 1441, Decreto Legislativo del Sistema Nacional de Tesorería.

4.	La presente disposición entra en vigencia a partir del día siguiente de la publicación de la presente ley.

Centésima Séptima.- Se autoriza al Ministerio de Salud, durante el Año Fiscal 2023, con cargo a los recursos de su presupuesto institucional y sin demandar recursos adicionales al Tesoro Público, para efectuar modificaciones presupuestarias en el nivel funcional programático para financiar la implementación de programas de esterilización y manejo poblacional humanitario de perros y gatos, como componente de la política nacional de salud pública, tal como dispone el artículo 1 de la Ley 31311, Ley que prioriza la esterilización de perros y gatos como componente de la política nacional de salud pública.

Asimismo, se autoriza a los gobiernos regionales y gobiernos locales a efectuar modificaciones presupuestarias en el nivel funcional programático, con cargo a los recursos de su presupuesto institucional o utilizar saldos presupuestales, con el fin de habilitar partidas para la implementación de servicios de esterilización de perros y gatos durante el Año Fiscal 2023, en el marco de la Ley 31311, Ley que prioriza la esterilización de perros y gatos como componente de la política nacional de salud pública.

DISPOSICIONES COMPLEMENTARIAS

TRANSITORIAS

Primera.- Las entidades públicas que a continuación se detallan aprueban disposiciones de austeridad, disciplina y calidad en el gasto público y de ingresos del personal, que contienen necesariamente medidas en esos rubros. Dicha aprobación se efectúa conforme a lo siguiente:

a)

En las empresas y entidad bajo el ámbito del Fondo Nacional de Financiamiento de la Actividad Empresarial del Estado (FONAFE), mediante decreto supremo refrendado por el ministro de Economía y Finanzas.

b)

En el Banco Central de Reserva del Perú (BCRP) y la Superintendencia de Banca, Seguros y Administradoras Privadas de Fondos de Pensiones (SBS), mediante acuerdo de directorio y resolución de su titular, según corresponda.

c)

En la empresa Petróleos del Perú (PETROPERÚ S.A.), mediante acuerdo de directorio. En materia de ingresos del personal y arbitraje laboral, dicha entidad se sujeta a los lineamientos técnicos financieros y limitaciones que establezca el FONAFE.

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d)	En las empresas de los gobiernos regionales y de los gobiernos locales, mediante acuerdo de directorio.

e)

En los organismos supervisores y reguladores de servicios públicos, mediante resolución de su titular. En materia de ingresos del personal se sujeta a lo dispuesto en la presente ley; y en lo que corresponda a la Ley 30057, Ley del Servicio Civil y sus reglamentos, aprobados en el marco de la Décima Disposición Complementaria Final de la mencionada ley.

f)

En los organismos públicos descentralizados de los gobiernos regionales y gobiernos locales, mediante resolución de su titular. En materia de ingresos del personal se sujeta a lo dispuesto en la presente ley; y, en lo que corresponda, a la Ley 30057, Ley del Servicio Civil y sus reglamentos, aprobados en el marco de la Décima Disposición Complementaria Final de la mencionada ley.

Las disposiciones que se aprueben conforme a lo señalado en los literales precedentes deben publicarse en el diario oficial El Peruano, en un plazo que no exceda el 31 de diciembre de 2022, y rigen a partir del 1 de enero de 2023. De no efectuarse tal publicación, son de aplicación las normas de austeridad, disciplina y calidad del gasto público y de ingresos del personal contenidas en la presente ley, según sea el caso.

La presente disposición entra en vigencia al día siguiente de la publicación de la presente ley.

Segunda.- De producirse una modificación en las estimaciones de ingresos que determinen una variación en los recursos, correspondientes a las fuentes de financiamiento Recursos Determinados y Recursos Directamente Recaudados, se autoriza a las entidades del Gobierno Nacional, los gobiernos regionales y los gobiernos locales, hasta el 31 de enero de 2023, para modificar su presupuesto institucional aprobado por las fuentes de financiamiento antes mencionadas.

Para el caso de los recursos por la fuente de financiamiento Recursos Directamente Recaudados, la autorización a la que se refiere el párrafo precedente se aplica solo para reducir su presupuesto institucional aprobado.

Para el caso de los recursos por la fuente de financiamiento Recursos Determinados provenientes de los conceptos incluidos en los índices de distribución que aprueba el Ministerio de Economía y Finanzas, a través de la Dirección General de Presupuesto Público, las entidades públicas deben modificar su presupuesto institucional aprobado, por los conceptos antes referidos, conforme a los montos estimados de Recursos Determinados para el Presupuesto Institucional de Apertura correspondiente al Año Fiscal 2023, que son publicados hasta el 21 de diciembre de 2022, mediante resolución directoral de la mencionada Dirección General.

Asimismo, en los casos que fuera necesario una modificación en las estimaciones de saldos de balance por la fuente de financiamiento Recursos Determinados, se autoriza a los gobiernos regionales y gobiernos locales, hasta el 31 de marzo de 2023, para reducir su presupuesto institucional aprobado respecto a los recursos correspondientes a saldos de balance por la fuente de financiamiento Recursos Determinados, previa opinión favorable de la Dirección General de Presupuesto Público. Las solicitudes de modificación deben presentarse hasta el 8 de marzo de 2023 a la Dirección General de Presupuesto Público.

La presente disposición entra en vigencia a partir del día siguiente de la publicación de la presente ley, solo para efecto de la publicación de la resolución directoral de la Dirección General de Presupuesto Público a la que se refiere el tercer párrafo de esta disposición.

Comuníquese al señor Presidente de la República para su promulgación.

En Lima, a los treinta días del mes de noviembre de dos mil veintidós.

JOSÉ DANIEL WILLIAMS ZAPATA

Presidente del Congreso de la República

MARTHA LUPE MOYANO DELGADO

Primera Vicepresidenta del Congreso de la República

AL SEÑOR PRESIDENTE DE LA REPÚBLICA

POR TANTO:

Mando se publique y cumpla.

Dado en la Casa de Gobierno, en Lima, a los cinco días del mes de diciembre del año dos mil veintidós.

JOSÉ PEDRO CASTILLO TERRONES

Presidente de la República

BETSSY BETZABET CHAVEZ CHINO

Presidenta del Consejo de Ministros

62	NORMAS LEGALES	Martes 6 de diciembre de 2022	/

ANEXO A: SUBVENCIONES PARA PERSONAS JURIDICAS AÑO FISCAL 2023
FECHA: 30/11/2022	FPR40S1S
HORA: 19:22:43	PAGINA: 1

FUENTE DE FINANCIAMIENTO : RECURSOS ORDINARIOS (EN NUEVOS SOLES)

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA
AMBIENTAL	13 298 451
005 M. DEL AMBIENTE	13 298 451
	13 298 451	COMUNIDADES NATIVAS - COMUNIDADES CAMPESINAS
JUSTICIA	2 603 000
006 M. DE JUSTICIA Y DERECHOS HUMANOS	2 603 000
	2 603 000	IGLESIA CATOLICA
INTERIOR	1 920 588
007 M. DEL INTERIOR	1 920 588
	3 000	ASOCIACION DE CORONELES EN RETIRO (ASCOREFA)
	5 000	ASOCIACION DE OFICIALES GENERAL DE LAS FUERZAS ARMADAS (ADOGEN)
	88 000	ASOCIACION DE OFICIALES GENERAL PNP (ADOGPOL)
BENEMERITA SOCIEDAD FUNDADORES DE LA INDEPENDENCIA,
	114 449	VENCEDORES EL 2 MAYO DE1866 Y DEFENSORES CALIFICADOS DE LA PATRIA
	7 000	C.E. 1149 JORGE CIEZA LACHO
	7 000	C.E. 7 DE AGOSTO (AREQUIPA)
	13 000	C.E. CAP PNP ALIPIO PONCE VASOUEZ
	11 000	C.E. CARLOS TEODORO PUELL MENDOZA (TUMBES)
	13 000	C.E. FELIX TELLO ROJAS (CHICLAYO)
	11 000	C.E. JUAN LINARES ROJAS
	4 000	C.E. MARIANO SANTOS MATEOS (TACNA)
	9 000	C.E. MARIANO SANTOS MATEOS (TRUJILLO)
	20 000	C.E. PRECURSORES DE LA INDEPENDENCIA
	9 000	C.E. ROBERTO MORALES ROJAS (SULLANA)
	12 000	C.E. SANTA ROSA DE LIMA 2001
	10 000	C.E. SO. 2DA. BASILIO RAMIREZ PENA (PIURA)
	11 000	C.E. SO. 2DA. JESUS VERA FERNANDEZ
	20 000	C.E. SO. 2DA. JUAN INGUNZA VALDIVIA
	10 000	C.E. SO. 2DA. MARTIN ESQUICHA BERNEDO
	11 000	C.E. SO. 2DA. NEPTALI VALDERRAMA AMPUERO (AREQUIPA)
	18 000	C.E. SO. 2DA. TEODOSIO FRANCO GARCIA (ICA)
	10 000	C.E. SO. TCO. 3RA. ARTURO PALOMINO RODRIGUEZ (CUSCO)
	9 000	C.E. SO. TCO. 3RA. JOSE RODRIGUEZ TRIGOSO
	13 000	C.E. SO. TCO. 3RA. RAMIRO VILLAVERDE LAZO (HUANCAYO)
	12 000	C.E. TUPAC AMARU
	4 000	C.E. VIRGEN DE FATIMA
	4 000	C.E.I. JUAN BENITES LUNA
	93 449	CENTRO DE ESTUDIOS HISTORICO MILITARES DEL PERU
	1 200 000	COMITE DE DAMAS PNP
	3 000	I.E.I PNP CUNA JARDIN SANTA ROSITA DE LIMA (AREQUIPA)
	12 000	I.E.I. ALCIDES VIGO HURTADO
	10 000	I.E.I. ALIPIO PONCE VASQUEZ - JAUJA - HUANCAYO
	3 000	I.E.I. ANGELES DE MARIA (HUANCAYO)
	3 000	I.E.I. CUNA JARDÍN N° 1137 “MILAGROSO DIVINO NIÑO JESÚS” (TARAPOTO)
	3 000	I.E.I. DIVINO NIÑO DEL MILAGRO (CHICLAYO)
	12 000	I.E.I. FELIX TELLO R. LA MOLINA
	4 000	I.E.I. HORACIO PATIÑO CRUZATTI (CAJAMARCA)
	3 000	I.E.I. MARIANO LINARES JARAMILLO (JAEN)
	4 000	I.E.I. SANTA ROSA DE LIMA PNP (CHIMBOTE)
	9 000	I.E.I. SANTA ROSA DE LIMA PNP (JULIACA)
	63 190	INSTITUTO LIBERTADOR RAMON CASTILLA
	2 000	INSTITUTO SAN MARTINIANO
	37 500	OBISPADO CASTRENSE
RELACIONES EXTERIORES	167 200
008 M. DE RELACIONES EXTERIORES	167 200
	167 200	SOCIEDAD PERUANA DE DERECHO INTERNACIONAL
ECONOMIA Y FINANZAS	3 033 626

/	Martes 6 de diciembre de 2022	NORMAS LEGALES	63

ANEXO A: SUBVENCIONES PARA PERSONAS JURIDICAS AÑO FISCAL 2023
FECHA: 30/11/2022	FPR40S1S
HORA: 19:22:43	PAGINA: 2

FUENTE DE FINANCIAMIENTO : RECURSOS ORDINARIOS (EN NUEVOS SOLES)

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA
ECONOMIA Y FINANZAS	3 033 626
009 M. DE ECONOMIA Y FINANZAS	3 033 626

	1 000 000	CAJA DE PROTECCION Y ASISTENCIA DE LOS TRABAJADORES
LUSTRADORES DE CALZADO DEL PERU
	1 033 626	CAJA DE PROTECCION Y ASISTENCIA SOCIAL DE LOS CANILLITAS
	1 000 000	CONSORCIO DE INVESTIGACION ECONOMIA Y SOCIAL (CIES)
EDUCACION	52 782 740
010 M. DE EDUCACION	9 301 672
	100 000	ACADEMIA NACIONAL DE CIENCIAS
	255 275	ACADEMIA PERUANA DE LA LENGUA
	1 000 000	ASOCIACION FE Y ALEGRIA DEL PERU - CEFOP
	6 843 997	ASOCIACION FE Y ALEGRIA PROGRAMA NACIONAL
	30 000	CENTRO DE REHABILITACIÓN DE CIEGOS DE LIMA - CERCIL
	17 400	EIP MIXTO GRATUITO “SANTA MARÍA MADRE DE DIOS”
	90 000	ESCUELA HOGAR DE NIÑAS “NUESTRA SEÑORA DE LA MISERICORDIA”
	80 000	INSTITUTO LIBERTADOR RAMÓN CASTILLA
	25 000	OFICINA NACIONAL DE EDUCACIÓN CATÓLICA - ONDEC
	860 000	SOCIEDAD GEOGRÁFICA DE LIMA
342 INSTITUTO PERUANO DEL DEPORTE	43 481 068
	1 701 244	ASOCIACIÓN NACIONAL PARALIMPICA
	71 034	FDN ACTIVIDADES SUBACUATICAS
	44 678	FDN AERODEPORTIVA
	455 107	FDN AJEDREZ
	2 751 462	FDN ATLETISMO
	215 482	FDN AUTOMOVILISMO
	1 637 319	FDN BADMINTON
	572 738	FDN BEISBOL
	296 827	FDN BILLAR
	263 747	FDN BOCHAS
	686 259	FDN BOWLING
	1 084 456	FDN BOXEO
	310 986	FDN CANOTAJE
	1 128 592	FDN CICLISMO
	662 322	FDN DEPORTES ECUESTRES
	228 339	FDN ESCALADA
	840 864	FDN ESGRIMA
	355 535	FDN FISICOCULTURISMO
	1 285 391	FDN GIMNASIA
	730 763	FDN GOLF
	526 283	FDN HANDBALL
	913 300	FDN HOCKEY
	1 737 287	FDN JUDO
	1 684 384	FDN KARATE
	171 335	FDN KICK BOXING
	186 838	FDN KUNG FU
	1 630 770	FDN LEVANTAMIENTO DE PESAS
	55 524	FDN LEVANTAMIENTO DE POTENCIA
	1 640 198	FDN LUCHA AMATEUR
	260 933	FDN MOTOCICLISMO
	201 501	FDN MOTONAUTICA
	372 217	FDN MUAY THAI
	1 584 079	FDN NATACION
	498 587	FDN PALETA FRONTON
	401 158	FDN PATINAJE
	288 071	FDN PENTATLON MODERNO
	577 123	FDN REMO
	734 695	FDN RUGBY
	1 087 876	FDN SOFTBOL
	780 943	FUN SQUASH RACKET

64	NORMAS LEGALES	Martes 6 de diciembre de 2022	/

ANEXO A: SUBVENCIONES PARA PERSONAS JURIDICAS AÑO FISCAL 2023
FECHA: 30/11/2022	FPR40S1S
HORA: 19:22:43	PAGINA: 3

FUENTE DE FINANCIAMIENTO : RECURSOS ORDINARIOS (EN NUEVOS SOLES)

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA
EDUCACION	52 782 740
342 INSTITUTO PERUANO DEL DEPORTE	43 481 068
	1595 516	FDN TABLA
	1 572 149	FDN TAE KWON DO
	1195 748	FDN TENIS
	836 736	FDN TENIS DE MESA
	1 578 426	FDN TIRO
	445 689	FDN TIRO CON ARCO
	412 083	FDN TRIATHLON
	1653 388	FDN VELA
	1926 752	FDN VOLEIBOL
	78 753	FDN DE PATINAJE SOBRE HIELO
	78 118	FDN DE PERSONAS CON DISCAPACIDAD INTELECTUAL
	773 217	FDN ESOUI ACUATICO
	30 546	FDN KARTISMO
	30 546	FDN POLO
	375 598	FEDENADIF
	211010	FEDUP
	30 546	VA’A
SALUD	14 606 493
011 M. DE SALUD	14 606 493
	150 000	A.O.H. HOGAR CLINICA SAN JUAN DE DIOS DE PIURA
	350 000	ACADEMIA NACIONAL DE MEDICINA
	378 000	ASOCIACION DE DAMAS VOLUNTARIAS YAMIGAS DEL MINISTERIO DE SALUD ADAVAMINSA
	600 000	ASOCIACIÓN CASA RONALD MC DONALD DEL PERU
	80 000	ASOCIACIÓN PATRONATO DE LEPROSOS DEPARTAMENTAL DE LORETO
	50 000	CAJA DE PROTECCION Y ASISTENCIA SOCIAL LEY N°10674
	44 500	CENTRO DE EDUCACION BASICA ESPECIAL “FE Y ALEGRIA” N°42
	80 000	CENTRO DE REHABILITACION DE CIEGOS DE LIMA
	180 000	CENTRO DE REPOSO SAN JUAN DE DIOS (CREMPT) - PIURA DE LA ORDEN HOSPITALARIA SAN JUAN DE DIOS
	120 000	HOGAR CLINICA SAN JUAN DE DIOS (AREQUIPA)
	1139 204	HOGAR CLINICA SAN JUAN DE DIOS - LIMA
	200 000	HOGAR CLINICA SAN JUAN DE DIOS -IOUITOS
	144 000	HOGAR CLINICA SAN JUAN DE DIOS CHICLAYO
	180 000	HOGAR CLINICA SAN JUAN DE DIOS CUSCO
	118 800	LIGA PERUANA DE LUCHA CONTRA EL CANCER - FILIAL AREQUIPA
	4 085 473	ORGANIZACIÓN PANAMERICANA DE LA SALUD
	6 706 516	UNION DE OBRAS DE ASISTENCIA SOCIAL
DEFENSA	4 378 606
026 M. DE DEFENSA	4 378 606
	98 994	ASOCIACION DE OFICIALES DE LA FAP
	35 000	ASOCIACIÓN “VENCEDORES DE LACAMPAÑA MILITAR DE1941”
	40 000	ASOCIACIÓN DE CAPITANES DE NAVIO, CORONELES DE LAS FUERZAS ARMADAS Y POLICIA NACIÓNAL EN SITUACIÓN DE RETIRO
	20 000	ASOCIACIÓN DE COMANDANTES DE LAS FUERZAS ARMADAS
	300 000	ASOCIACIÓN DE DAMAS DEL EJÉRCITO DEL PERÚ “MICAELA BASTIDAS”
	159 627	ASOCIACIÓN DE DISCAPACITADOS DE LAS FUERZAS ARMADAS DEL PERÚ “MY. E.P. MARKO JARA SCHENONE”
	20 000	ASOCIACION DE OFICIALES DE LAS FUERZAS ARMADAS Y POLICIA NACIONAL DEL PERU
	150 000	ASOCIACIÓN DE OFICIALES GENERALES Y ALMIRANTES DEL PERÚ
	72 000	ASOCIACIÓN STELLA MARIS
	210 000	BENEMERITA SOCIEDAD FUNDADORES DE LA INDEPENDENCIA, VENCEDORES EL 2 DE MAYO DE1986 Y DEFENSORES CALIFICADOS DE LA PATRIA
	306 313	CENTRO DE ESTUDIOS HISTÓRICOS MILITARES DEL PERÚ
	79 890	CONGREGACION DE SIERVAS DEL PLAN DE DIOS

/	Martes 6 de diciembre de 2022	NORMAS LEGALES	65

ANEXO A: SUBVENCIONES PARA PERSONAS JURIDICAS AÑO FISCAL 2023
FECHA: 30/11/2022	FPR40S1S
HORA: 19:22:43	PAGINA: 4

FUENTE DE FINANCIAMIENTO : RECURSOS ORDINARIOS (EN NUEVOS SOLES)

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA
DEFENSA	4 378 606
026 M. DE DEFENSA	4 378 606
	816 334	FEDERACIÓN DEPORTIVA MILITAR DEL PERÚ
	36 000	FUNDACIÓN MIGUEL GRAU
	541 932	IEP PEDRO RUIZ GALLO
	300 000	INSTITUTO DE ESTUDIOS HISTÓRICOS AEROESPACIALES DEL PERÚ
	310 000	INSTITUTO DE ESTUDIOS HISTÓRICOS MARÍTIMOS DEL PERÚ
	507 516	INSTITUTO LIBERTADOR RAMÓN CASTILLA
	45 000	INSTITUTO SAN MARTINIANO DEL PERÚ
	300 000	OBISPADO CASTRENSE
	30 000	ORDEN DE LA LEGIÓN MARISCAL CÁCERES
OFICINA NACIONAL DE PROCESOS ELECTORALES	15 596 004
032 OFICINA NACIONAL DE PROCESOS ELECTORALES	15 596 004
	15 596 004	ORGANIZACIONES POLÍTICAS CON REPRESENTACIÓN EN EL CONGRESO
COMERCIO EXTERIOR Y TURISMO	2 186 326
035 MINISTERIO DE COMERCIO EXTERIOR Y TURISMO	2 186 326
	2 186 326	CENTROS DE INNOVACIÓN TECNOLÓGICA DE ARTESANÍA Y TURISMO
PRODUCCION	2 800 000
241 INSTITUTO TECNOLOGICO DE LA PRODUCCION - ITP	2 800 000
	2 800 000	CENTROS DE INNOVACIÓN TECNOLÓGICA - CITE - LEY N° 30230
GOBIERNOS REGIONALES	1 783 005
443 GOBIERNO REGIONAL DEL DEPARTAMENTO DE AREQUIPA	300 000
	300 000	DESAMPARADOS ASILO “VICTOR F. LIRA”
444 GOBIERNO REGIONAL DEL DEPARTAMENTO DE AYACUCHO	663 005
	80 266	APOYO DISPENSARIO MÉDICO Y COMEDOR “PAZ Y BIEN” - AYACUCHO
	582 739	HOGAR DE ANCIANOS “PADRE SATURNINO” - AYACUCHO
HUANCAVELICA	480 000
	480 000	LAS HERMANITAS DE LOS ANCIANOS DESAMPARADOS “HOGAR SANTA TERESA JORNET” - HUANCAVELICA
LIBERTAD	340 000
	110 000	“FUNDACIÓN FRATERNISTAS SINE FINIBUS” - “HOGAR OSCAR ROMERO”
	230 000	HERMANITAS DE LOS ANCIANOS DESAMPARADOS, HOGAR SAN JOSE DE TRUJILLO

TOTAL RUBRO	115 156 039

66	NORMAS LEGALES	Martes 6 de diciembre de 2022	/

ANEXO B : CUOTAS INTERNACIONALES AÑO FISCAL 2023
FECHA: 30/11/2022	FPR40S8
HORA : 19:23:31	PAGINA : 1

FUENTE DE FINANCIAMIENTO : RECURSOS ORDINARIOS (EN NUEVOS SOLES)

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA
PRESIDENCIA CONSEJO MINISTROS	2 539 709
001 PRESIDENCIA DEL CONSEJO DE MINISTROS	596 756
	193 300	ALIANZA PARA EL GOBIERNO ABIERTO/OPEN GOVERNMENT PARTNERSHIP
	146 135	CENTRO LATINOAMERICANO DE ADMINISTRACIÓN PARA EL DESARROLLO
	257 321	ORGANIZACIÓN PARA LA COOPERACIÓN Y EL DESARROLLO ECONÓMICOS - OCDE
TECNOLOGICA	543 255
	13 500	CENTRO LATINOAMERICANO DE FÍSICA - CLAF
	45 000	CENTRO REGIONAL DE SISMOLOGÍA PARA AMÉRICA DEL SUR - CERESIS
	58 050	INTERNATIONAL CENTRE FOR GENETIC ENGINEERING AND BIOTECHNOLOGY-ICGEB
	32 955	INTERNATIONAL SCIENCE COUNCIL - ISC
	393 750	PROGRAMA IBEROAMERICANO DE CIENCIA Y TECNOLOGIA PARA EL DESARROLLO - CYTED
183 INSTITUTO NACIONAL DE DEFENSA DE LA COMPETENCIA Y DE
LA PROTECCION DE LA PROPIEDAD INTELECTUAL	1 399 698
	1 056 780	APORTE PARA EL FUNCIONAMIENTO DEL CENTRO REGIONAL DE COMPETENCIA DE LA OCDE
	71 102	COMITE DE COMPETENCIA DE LA ORGANIZACION PARA COOPERACION YEL DESARROLLO ECONOMICO-OECD
	71 102	COMITE DE POLITICAS DEL CONSUMIDOR DE LA ORGANIZACION PARA LA COOPERACION Y EL DESARROLLO ECONOMICO (OECD)
	58 950	CONVENIO INTERNACIONAL PARA LA PROTECCION DE LAS OBTENCIONES VEGETALES-UPOV
	7 474	INTERNATIONAL ASSOCIATION OF INSOLVENCY REGULATORS-IAIR
	62 616	ORGANIZACION MUNDIAL DE LA PROPIEDAD INTELECTUAL-OMPI
	38 465	ORGANIZACION PARA UNA RED INTERNACIONAL DE INDICACIONES GEOGRAFICAS - ORIGIN
	28 350	PROGRAMA IBERO AMERICANO DE PROPIEDAD INDUSTRIAL Y PROMOCION DEL DESAROLLO - IBEPI
	4 859	RED INTERNACIONAL DE PROTECCION Y CUMPLIMIENTO DEL CONSUMIDOR - ICPEN
CULTURA	2 244 511
003 M. DE CULTURA	1 953 136
	10 140	ASOCIACION ÓPERA LATINOAMERICANA-OLA
	121 296	ORGANIZACIÓN DE LAS NACIONES UNIDAS PARA LA EDUCACIÓN, LA CIENCIA Y LA CULTURA - UNESCO
	1 821 700	SECRETARIA GENERAL IBEROAMERICANA - SEGIB
060 ARCHIVO GENERAL DE LA NACION	67 050
	2 613	ASOCIACIÓN LATINOAMERICANA DE ARCHIVOS ¿ ALA
	6 110	CONSEJO INTERNACIONAL DE ARCHIVOS- ICA
	58 327	PROGRAMA DE APOYO AL DESARROLLO DE LOS ARCHIVOS IBERAMERICANOS - ADAI
113 BIBLIOTECA NACIONAL DEL PERU	224 325
	3 500	AGENCIA INTERNACIONAL DEL ISBN (ISBN)
	19 320	ASOCIACIÓN DE ESTADOS AMERICANOS PARA EL DESARROLLO DE LAS BIBLIOTECAS NACIONALES DE IBEROAMÉRICA (ABINIA)
	10 000	CENTRO INTERNACIONAL DEL ISSN (ISSN)
	2 505	FEDERACIÓN INTERNACIONAL DE ASOCIACIONES DE BIBLIOTECARIOS Y BIBLIOTECAS (IFLA)
	189 000	PROGRAMA IBEROAMERICANO DE BIBLIOTECAS PUBLICAS (IBERBIBLIOTECAS)
JUSTICIA	64 000
006 M. DE JUSTICIA Y DERECHOS HUMANOS	64 000
	23 000	CONFERENCIA DE MINISTROS DE JUSTICIA DE LOS PAISES IBEROAMERICANOS (COMJIB)
	41 000	INSTITUTO LATINOAMERICANO DE LAS NACIONES PARA LA PREVENCIÓN DEL DELITO Y EL TRATAMIENTO DEL DELINCUENTE (ILANUD)
RELACIONES EXTERIORES	79 809 648
008 M. DE RELACIONES EXTERIORES	79 809 648

/	Martes 6 de diciembre de 2022	NORMAS LEGALES	67

ANEXO B : CUOTAS INTERNACIONALES AÑO FISCAL 2023
FECHA: 30/11/2022	FPR40S8
HORA : 19:23:31	PAGINA : 2

FUENTE DE FINANCIAMIENTO : RECURSOS ORDINARIOS (EN NUEVOS SOLES)

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA
RELACIONES EXTERIORES	79 809 648
008 M. DE RELACIONES EXTERIORES	79 809 648
	65 426	ACADEMIA DE LA HAYA DE DERECHO INTERNACIONAL
	13 861	ACUERDO SOBRE LA CONSERVACIÓN DE ALBATROS Y PRETELES
	192 500	ALIANZA PARA EL GOBIERNO ABIERTO / OPEN GOVERNMENT PARTNERSHIP
	192 500	ALTO COMISIONADO DE LAS NACIONES UNIDAS PARA LOS REFUGIADOS
	639 777	ASOCIACIÓN LATINOAMERICANA DE INTEGRACIÓN
	149 939	CENTRO DE DESARROLLO DE LA ORGANIZACIÓN PARA LA COOPERACIÓN Y DESARROLLO ECONÓMICO
	115 500	CENTRO REGIONAL DE LAS NACIONES UNIDAS PARA LA PAZ, EL DESARME Y EL DESARROLLO EN AMÉRICA LATINA Y EL CARIBE
	62 544	COMISIÓN INTERNACIONAL DE LA BALLENA
	731 500	COMISIÓN PERMANENTE DEL PACÍFICO SUR
	774 224	COMISIÓN PREPARATORIA DE LA ORGANIZACIÓN DEL TRATADO DE PROHIBICIÓN COMPLETA DE LOS ENSAYOS NUCLEARES
	47 740	COMITÉ CIENTÍFICO PARA LA INVESTIGACIÓN ANTÁRTICA
	192 792	COMITÉ INTERNACIONAL DE LA CRUZ ROJA
	9 741	COMITÉ INTERNACIONAL DE MEDICINA MILITAR
	19 250	COMITÉ PARA LA ELIMINACIÓN DE TODAS LAS FORMAS DE DISCRIMINACIÓN CONTRA LAS PERSONAS CON DISCAPACIDAD
	29 268	CONFERENCIA DE LA HAYA DE DERECHO INTERNACIONAL PRIVADO
	39 848	CONSEJO CONSULTIVO EMPRESARIAL DEL APEC
	19 707	CONSEJO DE ADMINISTRADORES DE LOS PROGRAMAS NACIONALES ANTÁRTICOS
	31 516	CONSEJO DE COOPERACIÓN ECONÓMICA DEL PACÍFICO
	46 775	CONVENCIÓN DE LAS NACIONES UNIDAS DE LUCHA CONTRA LA DESERTIFICACIÓN Y MITIGACIÓN DE LOS EFECTOS DE LA SEÓUÍA
	6 119	CONVENCIÓN DE OTTAWA - CONVENCIÓN SOBRE LA PROHIBICIÓN DEL EMPLEO, ALMACENAMIENTO, PRODUCCIÓN Y TRANSFERENCIA DE MINAS ANTIPERSONALES Y SOBRE SU DESTRUCCIÓN
	7 700	CONVENCIÓN INTERAMERICANA PARA LA PROTECCIÓN Y CONSERVACIÓN DE LAS TORTUGAS MARINAS
	161 903	CONVENCIÓN MARCO DE LAS NACIONES UNIDAS SOBRE EL CAMBIO CLIMÁTICO
	30 773	CONVENCIÓN RELATIVA A LOS HUMEDALES DE IMPORTANCIA INTERNACIONAL ESPECIALMENTE COMO HÁBITAD DE AVES ACUÁTICAS
	10 992	CONVENCIÓN SOBRE LA PROHIBICIÓN DEL DESARROLLO, LA PRODUCCIÓN Y EL ALMACENAMIENTO DE ARMAS BACTERIOLÓGICAS (BIOLÓGICAS) Y TOXÍNICAS Y SOBRE SU DESTRUCCIÓN
	5 070	CONVENCIÓN SOBRE MUNICIONES EN RACIMO
	17 925	CONVENIO DE MINAMATA SOBRE EL MERCURIO CONVENIO DE ROTTERDAM SOBRE LOS PROCEDIMIENTOS
	23 408	CONVENIDOS PARA CIERTOS QUÍMICOS Y PESTICIDAS PELIGROSOS EN EL COMERCIO INTERNACIONAL
	66 798	CONVENIO MARCO PARA EL CONTROL DEL TABACO
	8 974	CONVENIO SOBRE PROHIBICIONES O RESTRICCIONES DEL EMPLEO DE CIERTAS ARMAS CONVENCIONALES QUE PUEDAN CONSIDERARSE EXCESIVAMENTE NOCIVAS O DE EFECTOS INDISCRIMINADOS
	2 035 861	CORTE PENAL INTERNACIONAL
	5 553	CORTE PERMANENTE DE ARBITRAJE
	19 250	FONDO CENTRAL PARA ACCIÓN DE EMERGENCIAS
	19 250	FONDO DE CONTRIBUCIONES VOLUNTARIAS DE LAS NACIONES UNIDAS PARA LAS POBLACIONES INDÍGENAS
	962 500	FONDO DE COOPERACIÓN DE LA ALIANZA DEL PACIFICO
	192 500	FONDO DE COOPERACIÓN PARA EL DESARROLLO DE LA OEA
	38 500	FONDO DE LA RED FORMACIÓN AMBIENTAL PARA AMÉRICA LATINA Y EL CARIBE
	43 519	FONDO DE LAS NACIONES UNIDAS PARA LA DEMOCRACIA
	7 700	FONDO DE POBLACÍON DE LAS NACIONES UNIDAS
	792 946	FONDO DEL PROGRAMA DE LAS NACIONES UNIDAS PARA EL MEDIO AMBIENTE DEL PNUMA

68	NORMAS LEGALES	Martes 6 de diciembre de 2022	/

ANEXO B : CUOTAS INTERNACIONALES AÑO FISCAL 2023
FECHA : 30/11/2022	FPR40S8
HORA : 19:23:31	PAGINA : 3

FUENTE DE FINANCIAMIENTO : RECURSOS ORDINARIOS ( EN NUEVOS SOLES )

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA
RELACIONES EXTERIORES	79 809 648
008 M. DE RELACIONES EXTERIORES	79 809 648
	204 539	FONDO FIDUCIARIO DEL PLAN DE ACCIÓN DEL PACÍFICO SUDESTE
	15 204	FONDO FIDUCIARIO DEL PROTOCOLO DE MONTREAL RELATIVO A LAS SUSTANCIAS QUE AGOTAN LA CAPA DE OZONO (FUND 1040 PER)
	19 493	FONDO FIDUCIARIO DEL PROTOCOLO DE NAGOYA SOBRE ACCESO A LOS RECURSOS GENÉTICOS Y PARTICIPACIÓN JUSTA Y EQUITATIVA EN LOS BENEFICIOS QUE SE DERIVEN DE SU UTILIZACIÓN (FUND 9750 PER)
	35 470	FONDO FIDUCIARIO GENERAL PARA EL CONVENIO DE BASILEA SOBRE EL CONTROL DE LOS MOVIMIENTOS TRANSFRONTERIZOS DE DESCHOS PELIGROSOS Y SU ELIMINACIÓN (CÓDIGO 40BCL PER)
	39 605	FONDO FIDUCIARIO GENERAL PARA EL CONVENIO DE ESTOCOLMO SOBRE CONTAMINANTES ORGÁNICOS PERSISTENTES (CÓDIGO 40SCL PER)
	15 825	FONDO FIDUCIARIO GENERAL PARA EL PRESUPUESTO BÁSICO PROGRAMA PROTOCOLO SOBRE SEGURIDAD DE LA BIOTECNOLOGÍA (FUND 9340 PER)
	4 574	FONDO FIDUCIARIO PARA EL CONVENIO DE VIENA PARA LA PROTECCIÓN DE LA CAPA DE OZONO
	91 233	FONDO FIDUCIARIO PARA EL CONVENIO SOBRE DIVERSIDAD BIOLÓGICA (FUND 5080 PER)
	38 500	FONDO PARA APOYAR LAS TAREAS DEL GRUPO DE REVISIÓN DE LA IMPLEMENTACIÓN DE LAS CUMBRES DE AMÉRICA
	19 250	FONDO PARA LA CONSOLIDACIÓN DE LA PAZ
	77 000	FONDO PÉREZ GUERRERO
	7 123	FONDO VOLUNTARIO NNUU PARA LAS VÍCTIMAS DE LA TORTURA
	12 320	FORO DE COOPERACIÓN ECONÓMICA DEL ASIA PACÍFICO (GENERAL DE PROYECTOS)
	297 031	FORO DE COOPERACIÓN ECONÓMICA DEL ASIA PACÍFICO (SECRETARÍA)
	77 000	FUNDACIÓN UNIÓN EUROPEA - AMÉRICA LATINA Y CARIBE
	19 250	GRUPO DE LOS 77
	61 150	INFRAESTRUCTURA MUNDIAL DE INFORMACIÓN DE BIODIVERSIDAD GLOBAL BIODIVERSITY FACILITY
	38 500	INSTITUTO INTERNACIONAL PARA LA DEMOCRACIA Y ASISTENCIA ELECTORAL
	192 500	INSTITUTO LATINOAMERICANO Y DEL CARIBE DE PLANIFICACIÓN ECONÓMICA Y SOCIAL
	19 250	INTERAMERICAN INSTITUTE FOR GLOBAL CHANGE RESEARCH
	23 258	INTERGOVERNMENTAL PANEL ON CLIMATE CHANGE
	38 500	MISIONES DE OBSERVACIÓN ELECTORAL DE LA OEA
	346 500	OFICINA DE LA NACIONES UNIDAS CONTRA LA DROGA Y EL DELITO
	77 000	OFICINA DEL ALTO COMISIONADO DE LAS NACIONES UNIDAS PARA LOS DERECHOS HUMANOS
	39 965	OFICINA INTERNACIONAL DE EXPOSICIONES
	7 700	ONU-MUJERES
	705 574	ORGANISMO ANDINO DE SALUD-CONVENIO HIPÓLITO UNANUE
	2 327 555	ORGANISMO INTERNACIONAL DE ENERGÍA ATÓMICA
	41 742	ORGANISMO PARA LA PROSCRIPCIÓN DE LAS ARMAS NUCLEARES EN AMÉRICA LATINA Y EL CARIBE
	22 016 083	ORGANIZACIÓN DE LAS NACIONES UNIDAS
	2 654 270	ORGANIZACIÓN DE LAS NACIONES UNIDAS PARA LA AGRICULTURA Y LA ALIMENTACIÓN
	59 675	ORGANIZACIÓN DE LAS NACIONES UNIDAS PARA LA AGRICULTURA Y LA ALIMENTACIÓN FAO-OFICINA SEDE LIMA
	1 919 679	ORGANIZACIÓN DE LAS NACIONES UNIDAS PARA LA EDUCACIÓN, LA CIENCIA Y LA CULTURA (PRESUPUESTO REGULAR)
	3 805 725	ORGANIZACIÓN DE LOS ESTADOS AMERICANOS
	96 250	ORGANIZACIÓN DE LOS ESTADOS AMERICANOS - OFICINA DE LIMA
	316 913	ORGANIZACIÓN DE LOS ESTADOS IBEROAMERICANOS PARA LA EDUCACIÓN, LA CIENCIA Y LA CULTURA
	1 684 785	ORGANIZACIÓN DEL TRATADO DE COOPERACIÓN AMAZÓNICA
	375 125	ORGANIZACIÓN INTERNACIONAL DE LAS MADERAS TROPICALES
	569 673	ORGANIZACIÓN INTERNACIONAL DE POLICÍA CRIMINAL (INCLUYE SEDE BS.AS.)
	27 440	ORGANIZACIÓN INTERNACIONAL DE TURISMO SOCIAL

/	Martes 6 de diciembre de 2022	NORMAS LEGALES	69

ANEXO B : CUOTAS INTERNACIONALES AÑO FISCAL 2023
FECHA : 30/11/2022	FPR40S8
HORA : 19:23:31	PAGINA : 4

FUENTE DE FINANCIAMIENTO : RECURSOS ORDINARIOS ( EN NUEVOS SOLES )

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA
RELACIONES EXTERIORES	79 809 648
008 M. DE RELACIONES EXTERIORES	79 809 648
	2 210 517	ORGANIZACIÓN INTERNACIONAL DEL TRABAJO
	41 151	ORGANIZACIÓN INTERNACIONAL ITALO-LATINOAMERICANO
	327 538	ORGANIZACIÓN INTERNACIONAL PARA LAS MIGRACIONES
	120 305	ORGANIZACIÓN MARÍTIMA INTERNACIONAL
	522 078	ORGANIZACIÓN METEOROLÓGICA MUNDIAL
	2 677 360	ORGANIZACIÓN MUNDIAL DE LA SALUD
	1 635 781	ORGANIZACIÓN MUNDIAL DEL COMERCIO
	315 356	ORGANIZACIÓN MUNDIAL DEL TURISMO
	4 333 468	ORGANIZACIÓN PANAMERICANA DE LA SALUD
	1 786 820	ORGANIZACIÓN PARA LA COOPERACIÓN ESPACIAL DEL ASIA PACIFICO/ASIA PACIFIC SPACE COOPERATION ORGANIZATION
	468 454	ORGANIZACIÓN PARA LA PROHIBICIÓN DE LAS ARMAS QUÍMICAS
	192 500	PARLAMENTO ANDINO
	123 025	PROGRAMA DE COOPERACIÓN ENTRE PAÍSES EN DESARROLLO
	2 330 998	PROGRAMA DE LAS NACIONES UNIDAS PARA EL DESARROLLO
	115 500	PROGRAMA IBEROAMERICANO PARA LA PROMOCIÓN DE LAS ARTESANÍAS
	4 751 154	PROGRAMA MUNDIAL DE ALIMENTOS
	20 915	PROTOCOLO DE CARTAGENA SOBRE SEGURIDAD DE LA BIOTECNOLOGIA DEL CONVENIO SOBRE DIVERSIDAD BIOLÓGICA
	27 692	PROTOCOLO DE KYOTO
	26 950	RED DE ARCHIVOS DIPLOMÁTICOS IBEROAMERICANOS
	130 457	SECRETARÍA DEL TRATADO ANTÁRTICO
	8 473 080	SECRETARÍA GENERAL DE LA COMUNIDAD ANDINA DE NACIONES
	169 159	SECRETARÍA GENERAL IBEROAMERICANA
	501 439	SISTEMA ECONÓMICO LATINOAMERICANO Y DE CARIBE
	115 500	SISTEMA INTERAMERICANO DE DERECHOS HUMANOS
	13 811	TRATADO SOBRE EL COMERCIO DE ARMAS
	11 173	TRATADO SOBRE LA NO PROLIFERACIÓN DE ARMAS NUCLEARES
	29 218	TRATADO SOBRE LA PROHIBICIÓN DE LAS ARMAS NUCLEARES
	1 757 757	TRIBUNAL DE JUSTICIA DE LA COMUNIDAD ANDINA
	6 801	UNIDAD DE APOYO A LA IMPLEMENTACION DE LA CONVENCIÓN SOBRE MUNICIONES EN RACIMO
	19 279	UNIDAD DE APOYO A LA IMPLEMENTACIÓN DE LA CONVENCIÓN SOBRE LA PROHIBICIÓN DE MINAS ANTIPERSONALES
	304 534	UNIÓN INTERNACIONAL PARA LA CONSERVACIÓN DE LA NATURALEZA
ECONOMIA Y FINANZAS	410 168
009 M. DE ECONOMIA Y FINANZAS	2 015
	2 015	ADMINISTRATIVA A.C.
ADMINISTRACION TRIBUTARIA	408 153
	289 435	CENTRO INTERAMERICANO DE ADMINISTRACIONES TRIBUTARIAS ¿ CIAT
	118 718	ORGANIZACION MUNDIAL DE ADUANAS - OMA
EDUCACION	1 062 212
010 M. DE EDUCACION	715 357
	47 957	FACULTAD LATINOAMERICANA DE CIENCIAS SOCIALES – FLACSO
	317 000	INSTITUTO DE TRANSFERENCIA DE TECNOLOGÍAS Y ARMONIZACIÓN DE LA EDUCACIÓN SUPERIOR DEL CONVENIO ANDRÉS BELLO ¿ ITACAB.
	120 900	ORGANIZACION IBEROAMERICANA DE LA JUVENTUD – OIJ
	229 500	ORGANIZACIÓN PARA LA COOPERACIÓN Y EL DESARROLLO ECONÓMIC – OECD
CERTIFICACION DE LA CALIDAD EDUCATIVA	7 788
	3 198	INTERNATIONAL NETWORK FOR QUALITY ASSURANCE AGENCIES IN HIGHER EDUCATION (INQAAHE)
	4 590	RED IBEROAMERICANA PARA EL ASEGURAMIENTO DE LA CALIDAD DE EDUCACIÓN SUPERIOR (RIACES)

70	NORMAS LEGALES	Martes 6 de diciembre de 2022	/

ANEXO B: CUOTAS INTERNACIONALES AÑO FISCAL 2023
FECHA: 30/11/2022	FPR40S8
HORA: 19:23:31	PAGINA: 5

FUENTE DE FINANCIAMIENTO : RECURSOS ORDINARIOS (EN NUEVOS SOLES)

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA
EDUCACION	1 062 212
342 INSTITUTO PERUANO DEL DEPORTE	339 067
	325 417	AGENCIA MUNDIAL DE ANTIDOPAJE - WADA - AMA
	13 650	CONSEJO IBEROAMERICANO DEL DEPORTE - CID
TRABAJO Y PROMOCION DEL EMPLEO	56 531
012 M. DE TRABAJO Y PROMOCION DEL EMPLEO	56 531
	15 439	ASOCIACIÓN MUNDIAL DE LOS SERVICIOS PÚBLICOS DE EMPLEO – AMSPE
	3 736	CENTRO INTERAMERICANO PARA EL DESARROLLO DEL CONOCIMIENTO EN LA PORMACIÓN PROFPESIONAL (OIT/CINTERFOR)
	18 678	ORGANIZACIÓN IBEROAMERICANA DE LA SEGURIDAD SOCIAL – OISS
	18 678	RED INTERAMERICANA PARA LA ADMINISTRACIÓN LABORAL – RIAL
AGRARIO Y DE RIEGO	6 460 468
013 MINISTERIO DE DESARROLLO AGRARIO Y RIEGO	5 605 320
	2 052 050	AUTORIDAD BINACIONAL AUTÓNOMA DEL SISTEMA HÍDRICO DEL LAGO TITICACA, RÍO DESAGUADERO, LAGO POOPÓ Y SALAR DE COIPASA (ALT)
	1 865 500	GRUPO CONSULTIVO PARA LA INVESTIGACIÓN AGRÍCOLA INTERNACIONAL – CGIAR
	1 387 559	INSTITUTO INTERAMERICANO DE COOPERACIÓN PARA LA AGRICULTURA – IICA
	145 353	ORGANIZACIÓN INTERNACIONAL DEL CACAO - ICCO
	154 858	ORGANIZACIÓN INTERNACIONAL DEL CAFÉ- OIC
160 SERVICIO NACIONAL DE SANIDAD AGRARIA - SENASA	401 780
	234 780	COMITE DE SANIDAD VEGETAL DEL CONO SUR - COSAVE
	167 000	ORGANISMO INTERNACIONAL DE SANIDAD ANIMAL - OIE
SERFOR	453 368
	33 841	CONVENCIÓN SOBRE EL COMERCIO INTERNACIONAL DE ESPECIES AMENAZADAS DE FAUNA Y FLORA SILVESTRE – CITES
	43 626	CONVENCIÓN SOBRE LA CONSERVACIÓN DE LAS ESPECIES MIGRATORIAS DE ANIMALES SILVESTRES – CMS
	346 381	ORGANIZACIÓN INTERNACIONAL DE LAS MADERAS TROPICALES - OIMT
	29 520	RED INTERNACIONAL DEL BAMBÚ Y EL RATÁN – INBAR
CONTRALORIA GENERAL	42 106
019 CONTRALORIA GENERAL	42 106
	12 881	ORGANIZACION INTERNACIONAL DE ENTIDADES FISCALIZADORAS SUPERIORES (INTOSAI)
	29 225	ORGANIZACION LATINOAMERICANA Y DEL CARIBE DE ENTIDADES FISCALIZADORAS SUPERIORES (OLACEFS)
DEFENSORIA DEL PUEBLO	31 150
020 DEFENSORIA DEL PUEBLO	31 150
	23 750	ALIANZA GLOBAL DE LAS INSTITUCIONES NACIONALES DE DERECHOS HUMANOS (GANHRI)
	7 400	INSTITUTO INTERNACIONAL DE OMBUDSMAN (IIO)
TRIBUNAL CONSTITUCIONAL	51 643
024 TRIBUNAL CONSTITUCIONAL	51 643
	51 643	COMISION DE VENECIA - SOCIEDAD GENERAL DE STRASBOURG FRANCIA
DEFENSA	275 233
026 M.DE DEFENSA	252 495
	93 525	COSPAS SARSAT PROGRAMME
	68 205	INTERNATIONALASSOCIATION OF MARINE AIDS TO NAVIGATION AND LIGHTHOUSE AUTHORITIES – IALA
	81 765	ORGANIZACIÓN HIDROGRÁFICA INTERNACIONAL
	9 000	SISTEMA DE COOPERACIÓN ENTRE LAS FUERZAS AÉREAS AMERICANAS (SICOFAA)
332 INSTITUTO GEOGRAFICO NACIONAL	22 738
	22 738	INSTITUTO PANAMERICANO DE GEOGRAFIA E HISTORIA
CONGRESO DE LA REPUBLICA	528 690

/	Martes 6 de diciembre de 2022	NORMAS LEGALES	71

ANEXO B: CUOTAS INTERNACIONALES AÑO FISCAL 2023
FECHA: 30/11/2022	FPR40S8
HORA: 19:23:31	PAGINA: 6

FUENTE DE FINANCIAMIENTO : RECURSOS ORDINARIOS (EN NUEVOS SOLES)

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA
CONGRESO DE LA REPUBLICA	528 690
028 CONGRESO DE LA REPUBLICA	528 690
	3 862	ASOCIACIÓN DE SECRETARIOS DE PARLAMENTOS DE LA UNIÓN INTERPARLAMENTARIA-ASGP-UIP
	106 718	PARLAMENTO AMAZÓNICO
	233 960	PARLAMENTO LATINOAMERICANO
	52 258	PARLAMERICAS
	131 892	UNIÓN INTERPARLAMENTARIA INTERNACIONAL
COMERCIO EXTERIOR Y TURISMO	62 000
035 MINISTERIO DE COMERCIO EXTERIOR Y TURISMO	62 000
	12 000	ORGANIZACIÓN INTERNACIONAL DE TURISMO SOCIAL
	50 000	PROGRAMA IBEROAMERICANO PARA LA PROMOCION DE LAS ARTESANIAS
TRANSPORTES Y COMUNICACIONES	2 490 103
036 MINISTERIO DE TRANSPORTES Y COMUNICACIONES	2 426 607
	328 000	COMISIÓN LATINOAMERICANA DE AVIACIÓN CIVIL
	466 187	COMISIÓN LATINOAMERICANA DE AVIACIÓN CIVIL (CLAC)
	891 000	ORGANIZACIÓN DE AVIACIÓN CIVIL INTERNACIONAL (OACI)
	381 600	UNIÓN INTERNACIONAL DE TELECOMUNICACIONES (UIT)
	139 020	UNIÓN POSTAL DE LAS AMÉRICAS ESPAÑA Y PORTUGAL (UPAEP)
	220 800	UNIÓN POSTAL UNIVERSAL (UPU)
214 AUTORIDAD PORTUARIA NACIONAL	63 496
	36 000	ASOCIACIÓN AMERICANA DE AUTORIDADES PORTUARIAS (AAPA)
	27 496	COMISIÓN INTERAMERICANA DE PUERTOS DE LA ORGANIZACIÓN DE ESTADOS AMERICANOS (CIP-OEA)
VIVIENDA CONSTRUCCION Y SANEAMIENTO	23 400
037 MINISTERIO DE VIVIENDA, CONSTRUCCION Y SANEAMIENTO	2 400
	2 400	UNION INTERAMERICANA PARA LA VIVIENDA - UNIAPRAVI
DE LA CONSTRUCCIO	21 000
	21 000	CENTRO INTERAMERICANO PARA EL DESARROLLO DEL CONOCIMIENTO EN LA PORMACIÓN PROFESIONAL DE LA ORGANIZACIÓN INTERNACIONAL DEL TRABAJO
PRODUCCION	2 342 170
038 MINISTERIO DE LA PRODUCCION	1 455 850
	76 600	CENTRO PARA LOS SERVICIOS DE INPORMACIÓN Y ASESORAMIENTO SOBRE LA COMERCIALIZACIÓN DE LOS PRODUCTOS PESQUEROS EN AMÉRICA LATINA Y EL CARIBE(INPOPESCA)
	464 816	COMISIÓN INTERAMERICANA DEL ATÚN TROPICAL - CIAT
	746 721	ORGANIZACIÓN DE LAS NACIONES UNIDAS PARA EL DESARROLLO INDUSTRIAL ONUDI
	82 474	ORGANIZACIÓN INTERNACIONAL DE LA VIÑA Y EL VINO - OIV
	85 239	ORGANIZACIÒN REGIONAL DE ORDENAMIENTO PESQUERO DEL PACIFICO SUR - OROP-PS
244 INSTITUTO NACIONAL DE CALIDAD - INACAL	886 320
	133 480	COMISIÓN ELECTROTÉCNICA INTERNACIONAL-IEC
	9 030	COMISIÓN PANAMERICANA DE NORMAS TÉCNICAS- COPANT
	2 623	CONFERENCIA DE ESTANDARIZACIÓN NACIONAL DE LABORATORIOS INTERNACIONALES- NCSLI
	20 597	COOPERACION INTERNACIONAL PARA LA ACREDITACION DE LABORATORIOS - ILAC
	133 480	COOPERACIÓN DE ACREDITACIÓN DEL PACÍFICO-APAC
	34 938	COOPERACIÓN INTERAMERICANA DE ACREDITACIÓN –IAAC
	6 790	FORO DE METROLOGIA LEGAL DE ASIA Y EL PACÍFICO-APMLF
	8 411	FORO INTERNACIONAL DE ACREDITACIÓN-IAF
	259 945	OFICINA INTERNACIONAL DE PESOS Y MEDIDAS- BIPM
	13 720	ORGANIZACIÓN INTERNACIONAL DE METROLOGÍA LEGAL – OIML
	241 698	ORGANIZACIÓN INTERNACIONAL DE NORMALIZACIÓN-ISO
	21 608	SISTEMA INTERAMERICANO DE METROLOGIA -SIM

72	NORMAS LEGALES	Martes 6 de diciembre de 2022	/

ANEXO B : CUOTAS INTERNACIONALES AÑO FISCAL 2023
FECHA : 30/11/2022	FPR40S8
HORA : 19:23:31	PAGINA : 7

FUENTE DE FINANCIAMIENTO : RECURSOS ORDINARIOS (EN NUEVOS SOLES)

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA
TOTAL RUBRO	98 493 742

ANEXO B : CUOTAS INTERNACIONALES AÑO FISCAL 2023
FECHA : 30/11/2022	FPR40S8
HORA : 19:23:31	PAGINA : 8

FUENTE DE FINANCIAMIENTO : RECURSOS DIRECTAMENTE RECAUDADOS (EN NUEVOS SOLES)

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA
ECONOMIA Y FINANZAS	193 157
058 SUPERINTENDENCIA DEL MERCADO DE VALORES	193 157
	128 076	INTERNACIONAL ORGANIZATION OF SECURITIES COMMISSIONS
	65 081	ORGANISATION FOR ECONOMIC CO-OPERATION AND DEVELOPMENT
ENERGIA Y MINAS	1 197 100
016 M. DE ENERGIA Y MINAS	1 197 100
	562 500	(FPEG) FORO DE PAISES EXPORTADORES DE GAS
	191 100	GIEC, GRUPO INTERNACIONAL DE ESTUDIO DEL COBRE
	115 000	GIEPZ, GRUPO INTERNACIONAL DE ESTUDIO DEL PLOMO Y ZINC
	148 500	IRENA. AGENCIA INTERNACIONAL DE ENERGÍA RENOVABLE
	180 000	OLADE, ORGANISMO LATINOAMERICANO DE ENERGIA.

TOTAL RUBRO	1 390 257

ANEXO B : CUOTAS INTERNACIONALES AÑO FISCAL 2023
FECHA: 30/11/2022	FPR40S8
HORA : 19:23:31	PAGINA : 9

FUENTE DE FINANCIAMIENTO : CANON Y SOBRECANON, REGALIAS, RENTA DE ADUANAS Y PARTICIPACIONES (EN NUEVOS SOLES)

PLIEGO PRESUPUESTARIO	MONTO	PERSONA JURIDICA
TRA NSPORTES Y COMUNICACIONES	195 622
214 AUTORIDAD PORTUARIA NACIONAL	195 622

	195 622	CONFERENCIA DE LAS NACIONES UNIDAS SOBRE COMERCIO Y DESARROLLO (UNCTAD)

TOTAL RUBRO	195 622